UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

July 31, 2016

COLUMBIA INCOME OPPORTUNITIES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at investor.columbiathreadneedleus.com.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at investor.columbiathreadneedleus.com/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

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Update your subscriptions at any time by accessing the email subscription center.

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Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

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Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA INCOME OPPORTUNITIES FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	25
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	47
Trustees and Officers	48
Approval of Management Agreement	54
Important Information About This Report	57

Annual Report 2016

COLUMBIA INCOME OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Income Opportunities Fund (the Fund) Class A shares returned 3.29% excluding sales charges for the 12-month period that ended July 31, 2016.

■  The Fund underperformed its benchmark, the Bank of America Merrill Lynch (BofAML) BB-B U.S. Cash Pay High Yield Constrained Index, which returned 4.96% during the same time period.

■  While absolute gains were solid, both security selection and industry allocation overall detracted from the Fund's relative results.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	06/19/03
Excluding sales charges		3.29	5.61	6.85
Including sales charges		-1.58	4.58	6.33
Class B	06/19/03
Excluding sales charges		2.52	4.81	6.05
Including sales charges		-2.37	4.47	6.05
Class C	06/19/03
Excluding sales charges		2.51	4.89	6.09
Including sales charges		1.53	4.89	6.09
Class I	03/04/04	3.72	6.06	7.28
Class K	06/19/03	3.42	5.74	7.05
Class R*	09/27/10	3.03	5.36	6.58
Class R4*	11/08/12	3.55	5.81	6.95
Class R5*	11/08/12	3.57	5.89	6.99
Class W*	09/27/10	3.29	5.62	6.85
Class Y*	03/07/11	3.72	6.04	7.08
Class Z*	09/27/10	3.55	5.86	7.01
BofAML BB-B U.S. Cash Pay High Yield Constrained Index		4.96	6.09	7.23

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The BofAML BB-B U.S. Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA INCOME OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2006 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA INCOME OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2016, the Fund's Class A shares returned 3.29% excluding sales charges. The Fund underperformed its benchmark, the unmanaged BofAML BB-B U.S. Cash Pay High Yield Constrained Index, which returned 4.96% for the same time period. While absolute gains were solid, both security selection and industry allocation overall detracted from the Fund's relative results.

U.S. High-Yield Market Advanced Despite Volatility

The U.S. high-yield corporate bond market posted gains for the 12 months ended July 31, 2016 amid generally improving U.S. economic data, but lagged the broad U.S. fixed-income market, measured by the Barclays U.S. Aggregate Bond Index, which returned 5.94%. Spreads (the differential in yields between the asset class and U.S. Treasuries) widened. Performance was strongest among bonds rated BB, while bonds rated B and CCC underperformed the benchmark.

The return of the benchmark during the period masks what was significant volatility experienced within the market. Between July 31, 2015 and February 11, 2016, the benchmark returned -11.10%, and spreads widened 349 basis points, as the energy sector remained under pressure from falling commodity prices. (A basis point is 1/100th of a percentage point.) The negative sentiment surrounding the commodity sectors eventually rippled out to the rest of the high-yield market in early 2016, exacerbated by Chinese equity market plunges that triggered circuit-breaker trading suspensions and economic data releases that caused market participants to question the strength of the U.S. and global economies. However, between February 11, 2016 and July 31, 2016, the benchmark returned 18.04%, with spreads tightening 319 basis points. The turnaround was driven primarily by rising commodity prices, better-than-market-expected economic data and continued global monetary easing, which together served to reduce recession concerns.

For the period overall, commodity-related industries within the U.S. high-yield corporate bond market saw the largest decline, with the energy industry within the benchmark returning -5.53%. After wide swings, the metals/mining industry within the benchmark rose 12.18% for the same time frame. Defaults increased driven by distress in the energy and metals/mining industries. According to J.P. Morgan, the par weighted default rate for the period was 3.72%. Including distressed exchanges, which largely took place in commodity-related industries, this rate increased to 4.85%. Excluding commodity-related industries, the par weighted default rate was only 0.56% for the period.

Pharmaceuticals and Metals/Mining Positioning Dampened Fund Performance

From an allocation perspective, having an overweight to pharmaceuticals, which underperformed the benchmark during the period, and an underweight to metals/mining, which outpaced the benchmark during the period, detracted from Fund results. Security selection was weakest within the telecommunications-wireless, advertising and metals/mining industries. Among those individual positions that detracted from the Fund's relative results were oil and gas exploration and production

Portfolio Management

Brian Lavin, CFA

Portfolio Breakdown (%) (at July 31, 2016)
Common Stocks	0.0	(a)
Convertible Bonds	0.0	(a)
Corporate Bonds & Notes	93.1
Money Market Funds	5.1
Senior Loans	1.8
Warrants	0.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at July 31, 2016)
BBB rating	6.1
BB rating	52.3
B rating	37.0
CCC rating	3.4
CC rating	0.1
Not rated	1.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody's, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the

Annual Report 2016
5

COLUMBIA INCOME OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for information on these and other risks.

companies Oasis Petroleum and Whiting Petroleum, natural resources company Freeport McMoRan, wireless telecommunications company Sprint and pipeline company Blue Racer Midstream.

Positioning In Select Industries Contributed Positively To Fund Returns

Overweight exposures to telecommunications-wireline integrated and services, chemicals and gas distribution proved beneficial, as these industries outpaced the benchmark during the period. Having underweight allocations to the weaker-performing oil field equipment and services and banking industries also boosted the Fund's results. Security selection was strongest among the energy-exploration and production, chemicals, gas distribution and telecommunications-wireline integrated and services industries. Individual positions contributing most positively to the Fund's performance included pipeline companies MPLX and Williams and chemical company PQ. Not owning shares of oil and gas exploration and production companies Berry Petroleum and California Resources also aided the Fund's performance relative to its benchmark.

Bottom-Up Security Selection Drove Industry Allocation Shifts

Shifts in industry allocations were primarily due to bottom-up security selection decisions. That said, relative allocations to the energy sector increased, primarily through first and second quarter of 2016 additions to the exploration and production and gas distribution (pipeline) industries. We added to existing holdings of what we viewed as higher quality companies whose valuations had come under extreme pressure during the early part of 2016. We continued to focus on companies that have assets located in lower cost basins. During the period, we saw a number of positive actions by some of the Fund's holdings, including extending maturities and issuing equity. Exposure relative to the benchmark to the media and services industries decreased.

At the end of the period, the Fund had its largest overweight allocations compared to the benchmark in cable and satellite and gas distribution and its greatest relative underweight exposures to the banking and metals/mining industries.

As always, we intend to maintain our disciplined credit selection process, based on strong fundamental analysis and rigorous risk management, as we seek to take advantage of opportunities in the marketplace.

Annual Report 2016
6

COLUMBIA INCOME OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,085.50	1,019.54	5.55	5.37	1.07
Class B	1,000.00	1,000.00	1,080.40	1,015.81	9.41	9.12	1.82
Class C	1,000.00	1,000.00	1,080.40	1,015.81	9.41	9.12	1.82
Class I	1,000.00	1,000.00	1,086.50	1,021.63	3.37	3.27	0.65
Class K	1,000.00	1,000.00	1,085.90	1,020.14	4.93	4.77	0.95
Class R	1,000.00	1,000.00	1,083.00	1,018.30	6.84	6.62	1.32
Class R4	1,000.00	1,000.00	1,085.40	1,020.79	4.25	4.12	0.82
Class R5	1,000.00	1,000.00	1,086.20	1,021.38	3.63	3.52	0.70
Class W	1,000.00	1,000.00	1,084.30	1,019.54	5.55	5.37	1.07
Class Y	1,000.00	1,000.00	1,086.50	1,021.63	3.37	3.27	0.65
Class Z	1,000.00	1,000.00	1,085.50	1,020.79	4.25	4.12	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 92.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.6%
TransDigm, Inc. 07/15/22	6.000%	5,685,000	5,867,034
TransDigm, Inc.(a) 06/15/26	6.375%	11,037,000	11,340,517
Total			17,207,551
AUTOMOTIVE 0.6%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	4,704,000	4,780,440
Lear Corp. Escrow Bond(b)(c) 12/01/16	8.750%	1,595,000	—
Schaeffler Holding Finance BV(a) PIK 08/15/18	6.875%	4,363,425	4,434,331
11/15/19	6.250%	5,543,000	5,764,720
Total			14,979,491
BANKING 2.7%
Ally Financial, Inc. 02/13/22	4.125%	13,480,000	13,699,050
05/19/22	4.625%	13,018,000	13,451,369
03/30/25	4.625%	6,533,000	6,696,325
11/01/31	8.000%	16,814,000	20,471,045
Popular, Inc. 07/01/19	7.000%	3,474,000	3,534,795
Synovus Financial Corp. 02/15/19	7.875%	13,578,000	15,139,470
Subordinated 06/15/17	5.125%	790,000	808,170
Total			73,800,224
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.5%
E*TRADE Financial Corp. 11/15/22	5.375%	7,729,000	8,192,740
09/15/23	4.625%	6,141,000	6,355,935
Total			14,548,675
BUILDING MATERIALS 1.9%
Allegion PLC 09/15/23	5.875%	4,845,000	5,159,925
Allegion US Holding Co., Inc. 10/01/21	5.750%	5,672,000	5,941,420
American Builders & Contractors Supply Co., Inc.(a) 04/15/21	5.625%	14,189,000	14,685,615
12/15/23	5.750%	1,841,000	1,939,954
Beacon Roofing Supply, Inc. 10/01/23	6.375%	2,779,000	2,987,425

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eagle Materials, Inc.(d) 08/01/26	4.500%	1,457,000	1,480,676
Gibraltar Industries, Inc. 02/01/21	6.250%	2,001,000	2,061,030
HD Supply, Inc.(a) 12/15/21	5.250%	5,663,000	5,995,701
04/15/24	5.750%	5,847,000	6,226,178
RSI Home Products, Inc.(a) 03/15/23	6.500%	4,607,000	4,837,350
Total			51,315,274
CABLE AND SATELLITE 8.8%
Altice US Finance I Corp.(a) 07/15/23	5.375%	21,760,000	22,467,200
05/15/26	5.500%	11,978,000	12,397,230
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	5,846,000	6,087,148
CCO Holdings LLC/Capital Corp.(a) 04/01/24	5.875%	11,494,000	12,269,845
05/01/25	5.375%	8,819,000	9,171,760
02/15/26	5.750%	8,985,000	9,479,175
05/01/26	5.500%	106,000	110,638
DISH DBS Corp. 06/01/21	6.750%	10,757,000	11,429,312
07/15/22	5.875%	9,313,000	9,307,226
11/15/24	5.875%	7,700,000	7,430,500
DISH DBS Corp.(a) 07/01/26	7.750%	5,304,000	5,499,585
DigitalGlobe, Inc.(a) 02/01/21	5.250%	4,496,000	4,349,880
Hughes Satelite Systems Corp.(a) 08/01/26	5.250%	9,115,000	9,092,212
Hughes Satellite Systems Corp. 06/15/19	6.500%	8,448,000	9,176,640
Neptune Finco Corp.(a) 10/15/25	6.625%	32,372,000	34,759,435
Quebecor Media, Inc. Escrow Bond(a)(c) 01/15/49	9.750%	1,885,000	39,397
Sirius XM Radio, Inc.(a) 04/15/25	5.375%	6,885,000	7,039,912
07/15/26	5.375%	3,306,000	3,372,120
UPCB Finance IV Ltd.(a) 01/15/25	5.375%	16,136,000	16,258,311
Unitymedia GmbH(a) 01/15/25	6.125%	599,000	631,945
Unitymedia Hessen GmbH & Co. KG NRW(a) 01/15/25	5.000%	16,445,000	17,020,575

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Secured Finance PLC(a) 01/15/26	5.250%	26,888,000	26,820,780
08/15/26	5.500%	4,893,000	4,923,581
Total			239,134,407
CHEMICALS 2.3%
Angus Chemical Co.(a) 02/15/23	8.750%	7,233,000	7,160,670
Chemours Co. (The) 05/15/23	6.625%	9,857,000	8,501,662
05/15/25	7.000%	9,787,000	8,318,950
INEOS Group Holdings SA(a) 02/15/19	5.875%	7,939,000	8,157,323
INEOS Group Holdings SA(a)(d) 08/01/24	5.625%	5,013,000	4,950,338
NOVA Chemicals Corp.(a) 05/01/25	5.000%	6,898,000	7,001,470
PQ Corp.(a) 11/15/22	6.750%	7,000,000	7,402,500
Platform Specialty Products Corp.(a) 05/01/21	10.375%	6,363,000	6,394,815
02/01/22	6.500%	3,470,000	3,010,225
Valvoline, Inc.(a) 07/15/24	5.500%	946,000	986,205
Total			61,884,158
CONSTRUCTION MACHINERY 0.3%
United Rentals North America, Inc. 09/15/26	5.875%	9,038,000	9,388,223
CONSUMER CYCLICAL SERVICES 1.6%
APX Group, Inc. 12/01/19	6.375%	9,577,000	9,816,425
APX Group, Inc.(a) 12/01/22	7.875%	15,398,000	16,206,395
IHS Markit Ltd.(a) 11/01/22	5.000%	4,561,000	4,686,428
Interval Acquisition Corp. 04/15/23	5.625%	13,115,000	13,508,450
Total			44,217,698
CONSUMER PRODUCTS 1.7%
Prestige Brands, Inc.(a) 03/01/24	6.375%	5,335,000	5,628,425
Scotts Miracle-Gro Co. (The)(a) 10/15/23	6.000%	6,652,000	7,101,010
Spectrum Brands, Inc. 11/15/20	6.375%	5,926,000	6,177,855
07/15/25	5.750%	6,924,000	7,495,230

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springs Industries, Inc. 06/01/21	6.250%	7,380,000	7,592,175
Tempur Sealy International, Inc. 10/15/23	5.625%	4,656,000	4,818,960
Tempur Sealy International, Inc.(a) 06/15/26	5.500%	6,188,000	6,261,513
Total			45,075,168
DIVERSIFIED MANUFACTURING 0.5%
Entegris, Inc.(a) 04/01/22	6.000%	9,465,000	9,748,950
WESCO Distribution, Inc.(a) 06/15/24	5.375%	3,540,000	3,637,350
Total			13,386,300
ELECTRIC 2.5%
AES Corp. (The) 07/01/21	7.375%	13,188,000	14,968,380
05/15/26	6.000%	1,976,000	2,082,210
Calpine Corp. 01/15/23	5.375%	8,900,000	8,877,750
Calpine Corp.(a) 06/01/26	5.250%	4,831,000	4,915,542
NRG Energy, Inc. 07/15/22	6.250%	12,509,000	12,571,545
05/01/24	6.250%	1,121,000	1,106,988
NRG Energy, Inc.(a) 05/15/26	7.250%	822,000	843,578
NRG Energy, Inc.(a)(d) 01/15/27	6.625%	8,574,000	8,477,542
NRG Yield Operating LLC 08/15/24	5.375%	15,229,000	15,571,652
Total			69,415,187
FINANCE COMPANIES 3.4%
AerCap Ireland Capital Ltd./Global Aviation Trust 10/30/20	4.625%	5,573,000	5,956,144
05/15/21	4.500%	12,141,000	12,960,517
Aircastle Ltd. 02/15/22	5.500%	2,071,000	2,215,970
04/01/23	5.000%	3,889,000	4,078,783
Navient Corp. 07/26/21	6.625%	1,863,000	1,881,630
01/25/22	7.250%	8,247,000	8,381,014
03/25/24	6.125%	3,479,000	3,287,655
10/25/24	5.875%	5,016,000	4,627,260
OneMain Financial Holdings LLC(a) 12/15/19	6.750%	7,050,000	7,120,500
12/15/21	7.250%	5,533,000	5,533,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provident Funding Associates LP/Finance Corp.(a) 06/15/21	6.750%	21,693,000	20,716,815
Quicken Loans, Inc.(a) 05/01/25	5.750%	5,620,000	5,570,825
Springleaf Finance Corp. 10/01/21	7.750%	4,617,000	4,582,372
10/01/23	8.250%	3,579,000	3,534,263
iStar, Inc. 07/01/19	5.000%	1,989,000	1,959,165
Total			92,405,913
FOOD AND BEVERAGE 2.0%
Constellation Brands, Inc. 05/01/23	4.250%	8,295,000	8,792,700
11/15/24	4.750%	5,977,000	6,499,988
12/01/25	4.750%	1,165,000	1,265,481
FAGE International SA/USA Dairy Industry, Inc.(a)(d) 08/15/26	5.625%	5,215,000	5,325,819
Pinnacle Foods Finance LLC/Corp.(a) 01/15/24	5.875%	962,000	1,022,125
Post Holdings, Inc.(a) 12/15/22	6.000%	199,000	209,945
03/15/24	7.750%	12,427,000	13,747,369
Post Holdings, Inc.(a)(d) 08/15/26	5.000%	7,565,000	7,541,359
Treehouse Foods, Inc.(a) 02/15/24	6.000%	1,397,000	1,501,775
WhiteWave Foods Co. (The) 10/01/22	5.375%	7,877,000	8,989,626
Total			54,896,187
GAMING 4.6%
Boyd Gaming Corp. 05/15/23	6.875%	4,851,000	5,196,634
Boyd Gaming Corp.(a) 04/01/26	6.375%	2,856,000	3,045,210
GLP Capital LP/Financing II, Inc. 04/15/26	5.375%	6,498,000	6,928,493
International Game Technology PLC(a) 02/15/22	6.250%	9,291,000	9,732,322
02/15/25	6.500%	11,405,000	12,032,275
MGM Growth Properties Operating Partnership LP/ MGP Escrow Co-Issuer, Inc.(a) 05/01/24	5.625%	2,915,000	3,121,965
MGM Resorts International 10/01/20	6.750%	13,087,000	14,461,135
12/15/21	6.625%	12,546,000	13,886,916

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pinnacle Entertainment, Inc.(a) 05/01/24	5.625%	2,363,000	2,411,725
Rivers Pittsburgh Borrower LP/Finance Corp.(a) 08/15/21	6.125%	1,774,000	1,818,350
Scientific Games International, Inc. 12/01/22	10.000%	7,783,000	6,917,141
Scientific Games International, Inc.(a) 01/01/22	7.000%	22,537,000	23,438,480
Seminole Tribe of Florida, Inc.(a) 10/01/20	6.535%	7,440,000	7,440,000
10/01/20	7.804%	2,725,000	2,880,162
SugarHouse HSP Gaming LP/Finance Corp.(a) 06/01/21	6.375%	8,772,000	8,728,140
Tunica-Biloxi Gaming Authority(a)(e) 08/15/16	0.000%	5,481,000	2,247,210
Total			124,286,158
HEALTH CARE 6.2%
Acadia Healthcare Co., Inc. 03/01/24	6.500%	7,928,000	8,190,575
CHS/Community Health Systems, Inc. 08/01/21	5.125%	15,184,000	15,108,080
ConvaTec Finance International SA Junior Subordinated PIK(a) 01/15/19	8.250%	6,149,000	6,179,745
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	6,242,000	6,593,112
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	1,808,000	1,988,800
01/31/22	5.875%	5,572,000	6,282,430
10/15/24	4.750%	5,823,000	6,201,495
HCA, Inc. 02/01/25	5.375%	20,293,000	21,117,505
04/15/25	5.250%	29,793,000	31,785,407
06/15/26	5.250%	16,636,000	17,634,160
HealthSouth Corp. 11/01/24	5.750%	2,796,000	2,900,850
09/15/25	5.750%	1,600,000	1,652,192
Hologic, Inc.(a) 07/15/22	5.250%	5,537,000	5,869,220
Kinetic Concepts, Inc./KCI U.S.A., Inc.(a) 02/15/21	7.875%	3,331,000	3,591,251
MEDNAX, Inc.(a) 12/01/23	5.250%	4,274,000	4,455,645
MPH Acquisition Holdings LLC(a) 06/01/24	7.125%	5,454,000	5,835,780
Teleflex, Inc. 06/01/26	4.875%	1,661,000	1,698,373

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp. 06/01/20	4.750%	16,105,000	16,406,969
10/01/20	6.000%	2,851,000	3,014,790
04/01/21	4.500%	3,272,000	3,288,360
Total			169,794,739
HEALTHCARE INSURANCE 1.1%
Centene Corp. 05/15/22	4.750%	8,524,000	8,779,720
02/15/24	6.125%	10,041,000	10,787,850
Molina Healthcare, Inc.(a) 11/15/22	5.375%	9,472,000	9,661,440
Total			29,229,010
HOME CONSTRUCTION 0.7%
CalAtlantic Group, Inc. 11/15/24	5.875%	2,630,000	2,807,525
Meritage Homes Corp. 04/15/20	7.150%	3,019,000	3,298,258
04/01/22	7.000%	5,570,000	6,113,075
06/01/25	6.000%	3,796,000	3,954,976
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/21	5.250%	600,000	610,500
03/01/24	5.625%	3,500,000	3,517,500
Total			20,301,834
INDEPENDENT ENERGY 8.2%
Antero Resources Corp. 12/01/22	5.125%	4,950,000	4,615,875
06/01/23	5.625%	7,130,000	6,746,762
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	20,324,000	19,256,990
Concho Resources, Inc. 10/01/22	5.500%	6,032,000	5,986,760
04/01/23	5.500%	22,771,000	22,486,362
Continental Resources, Inc. 04/15/23	4.500%	2,391,000	2,163,855
06/01/24	3.800%	6,689,000	5,719,095
06/01/44	4.900%	4,387,000	3,498,633
CrownRock LP/Finance, Inc.(a) 04/15/21	7.125%	1,230,000	1,248,450
02/15/23	7.750%	10,718,000	11,200,310
Denbury Resources, Inc.(a) 05/15/21	9.000%	5,808,000	5,808,000
Diamondback Energy, Inc. 10/01/21	7.625%	2,098,000	2,218,635
Extraction Oil & Gas Holdings LLC/Finance Corp.(a) 07/15/21	7.875%	13,866,000	13,866,000
Laredo Petroleum, Inc. 01/15/22	5.625%	12,530,000	11,339,650

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/22	7.375%	8,068,000	7,846,130
03/15/23	6.250%	13,937,000	12,682,670
Newfield Exploration Co. 07/01/24	5.625%	6,400,000	6,320,000
Oasis Petroleum, Inc. 03/15/22	6.875%	4,683,000	4,085,918
01/15/23	6.875%	9,415,000	7,908,600
PDC Energy, Inc. 10/15/22	7.750%	4,335,000	4,475,888
Parsley Energy LLC/Finance Corp.(a) 02/15/22	7.500%	19,885,000	20,382,125
06/01/24	6.250%	5,908,000	5,930,155
QEP Resources, Inc. 05/01/23	5.250%	264,000	248,820
RSP Permian, Inc. 10/01/22	6.625%	11,979,000	12,278,475
WPX Energy, Inc. 01/15/22	6.000%	21,405,000	19,371,525
Whiting Petroleum Corp. 03/15/21	5.750%	8,443,000	7,071,012
Total			224,756,695
LODGING 1.1%
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	15,804,000	16,377,527
Playa Resorts Holding BV(a) 08/15/20	8.000%	13,214,000	13,494,798
Total			29,872,325
MEDIA AND ENTERTAINMENT 5.3%
AMC Networks, Inc. 04/01/24	5.000%	6,855,000	6,974,963
Activision Blizzard, Inc.(a) 09/15/21	5.625%	16,000,000	16,744,720
09/15/23	6.125%	3,624,000	3,954,690
MDC Partners, Inc.(a) 05/01/24	6.500%	19,685,000	19,045,237
Match Group, Inc.(a) 06/01/24	6.375%	6,683,000	7,142,456
Netflix, Inc. 02/15/22	5.500%	11,760,000	12,495,000
03/01/24	5.750%	2,594,000	2,749,640
02/15/25	5.875%	14,259,000	15,257,130
Nielsen Finance Co. SARL (The)(a) 10/01/21	5.500%	9,346,000	9,719,840
Outfront Media Capital LLC/Corp. 02/15/22	5.250%	9,060,000	9,354,450
02/15/24	5.625%	4,783,000	5,058,023
03/15/25	5.875%	6,483,000	6,904,395

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(a) 02/15/25	5.125%	27,776,000	28,574,560
Ziff Davis Media, Inc.(b)(c)(e) 12/15/11	0.000%	753,352	—
Total			143,975,104
METALS 1.2%
ArcelorMittal(f) 03/01/21	6.500%	5,326,000	5,618,930
02/25/22	7.250%	7,497,000	8,209,215
Freeport-McMoRan, Inc. 03/01/22	3.550%	2,569,000	2,196,495
03/15/23	3.875%	6,417,000	5,518,941
11/14/24	4.550%	13,017,000	11,162,077
Total			32,705,658
MIDSTREAM 6.8%
Energy Transfer Equity LP 06/01/27	5.500%	13,428,000	13,050,673
Hiland Partners Holdings LLC/Finance Corp.(a) 05/15/22	5.500%	7,536,000	7,630,200
Holly Energy Partners LP/Finance Corp.(a) 08/01/24	6.000%	1,292,000	1,308,150
MPLX LP(a) 02/15/23	5.500%	12,671,000	13,056,186
07/15/23	4.500%	10,057,000	9,855,065
12/01/24	4.875%	17,245,000	17,077,551
06/01/25	4.875%	2,851,000	2,848,443
Sabine Pass Liquefaction LLC 03/01/25	5.625%	23,683,000	24,178,922
Sabine Pass Liquefaction LLC(a) 06/30/26	5.875%	5,442,000	5,584,853
Targa Resources Partners LP/Finance Corp. 11/15/23	4.250%	25,898,000	24,020,395
Targa Resources Partners LP/Finance Corp.(a) 03/15/24	6.750%	8,778,000	9,151,065
Tesoro Logistics LP/Finance Corp. 10/15/19	5.500%	2,124,000	2,256,750
10/15/22	6.250%	9,981,000	10,380,240
05/01/24	6.375%	4,108,000	4,328,805
Western Gas Partners LP 07/01/22	4.000%	5,561,000	5,592,536
06/01/25	3.950%	7,044,000	6,909,643
Williams Companies, Inc. (The) 01/15/23	3.700%	7,969,000	7,271,713
06/24/24	4.550%	23,239,000	22,135,147
Total			186,636,337

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OIL FIELD SERVICES 0.3%
SESI LLC 05/01/19	6.375%	1,661,000	1,602,865
Weatherford International Ltd. 06/15/21	7.750%	8,300,000	7,840,910
Total			9,443,775
OTHER FINANCIAL INSTITUTIONS 0.1%
FTI Consulting, Inc. 11/15/22	6.000%	2,378,000	2,502,845
OTHER INDUSTRY 0.2%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	5,914,000	6,324,160
OTHER REIT —%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	1,041,000	1,090,448
PACKAGING 2.5%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a) 05/15/23	4.625%	5,939,000	5,976,119
05/15/24	7.250%	9,985,000	10,534,175
Ball Corp. 12/15/20	4.375%	5,633,000	6,027,310
Berry Plastics Corp. 10/15/22	6.000%	3,350,000	3,555,187
07/15/23	5.125%	8,530,000	8,807,225
Owens-Brockway Glass Container, Inc.(a) 08/15/23	5.875%	8,099,000	8,706,425
08/15/25	6.375%	3,482,000	3,819,319
Plastipak Holdings, Inc.(a) 10/01/21	6.500%	9,058,000	9,284,450
Reynolds Group Issuer, Inc./LLC(a) 07/15/23	5.125%	10,633,000	10,965,281
Total			67,675,491
PHARMACEUTICALS 3.2%
Capsugel SA PIK(a) 05/15/19	7.000%	1,941,000	1,957,984
Endo Finance LLC/Finco, Inc.(a) 02/01/25	6.000%	10,342,000	8,919,975
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	3,882,000	4,046,985
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a) 08/01/23	6.375%	12,771,000	13,547,477

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mallinckrodt International Finance SA/CB LLC(a) 10/15/23	5.625%	2,955,000	2,836,800
04/15/25	5.500%	2,832,000	2,612,520
Quintiles Transnational Corp.(a) 05/15/23	4.875%	6,621,000	6,770,767
Valeant Pharmaceuticals International, Inc.(a) 10/15/20	6.375%	15,875,000	14,327,187
07/15/21	7.500%	13,556,000	12,607,080
05/15/23	5.875%	14,528,000	12,094,560
04/15/25	6.125%	9,288,000	7,709,040
Total			87,430,375
PROPERTY & CASUALTY 0.2%
HUB International Ltd.(a) 02/15/21	9.250%	5,115,000	5,396,325
Lumbermens Mutual Casualty Co.(a)(e) 12/01/97	0.000%	4,600,000	46
Subordinated 12/01/37	0.000%	180,000	2
Lumbermens Mutual Casualty Co.(e) Subordinated 07/01/26	0.000%	9,865,000	98
Total			5,396,471
RESTAURANTS 0.4%
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC(a) 06/01/26	5.250%	11,203,000	11,854,118
RETAILERS 1.7%
Asbury Automotive Group, Inc. 12/15/24	6.000%	7,030,000	7,223,325
Group 1 Automotive, Inc. 06/01/22	5.000%	3,183,000	3,151,170
Group 1 Automotive, Inc.(a) 12/15/23	5.250%	3,492,000	3,465,810
Hanesbrands, Inc.(a) 05/15/24	4.625%	3,794,000	3,888,850
05/15/26	4.875%	3,794,000	3,879,365
Penske Automotive Group, Inc. 12/01/24	5.375%	4,282,000	4,260,590
05/15/26	5.500%	3,619,000	3,573,762
Rite Aid Corp.(a) 04/01/23	6.125%	13,023,000	13,820,659
Sally Holdings LLC/Capital, Inc. 12/01/25	5.625%	2,122,000	2,281,150
Total			45,544,681

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TECHNOLOGY 7.0%
Alliance Data Systems Corp.(a) 12/01/17	5.250%	8,453,000	8,674,891
04/01/20	6.375%	4,734,000	4,864,185
08/01/22	5.375%	14,153,000	13,869,940
Ancestry.com, Inc. Junior Subordinated 12/15/20	11.000%	8,203,000	8,797,717
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a) 06/15/21	5.875%	4,131,000	4,316,883
06/15/23	5.450%	5,385,000	5,703,426
06/15/24	7.125%	4,595,000	4,944,096
06/15/26	6.020%	10,725,000	11,489,864
Equinix, Inc. 01/01/22	5.375%	4,954,000	5,214,085
01/15/26	5.875%	19,753,000	21,283,857
First Data Corp.(a) 01/15/24	5.000%	5,028,000	5,065,710
01/15/24	5.750%	38,115,000	38,304,813
IMS Health, Inc.(a) 11/01/20	6.000%	4,191,000	4,271,300
MSCI, Inc.(a) 08/15/25	5.750%	2,990,000	3,256,708
Microsemi Corp.(a) 04/15/23	9.125%	5,656,000	6,419,560
PTC, Inc. 05/15/24	6.000%	7,489,000	7,969,794
Qualitytech LP/Finance Corp. 08/01/22	5.875%	8,297,000	8,504,425
Sensata Technologies UK Financing Co. PLC(a) 02/15/26	6.250%	4,880,000	5,276,500
VeriSign, Inc. 05/01/23	4.625%	5,812,000	5,979,095
04/01/25	5.250%	7,160,000	7,482,200
Zebra Technologies Corp. 10/15/22	7.250%	9,427,000	10,063,322
Total			191,752,371
TRANSPORTATION SERVICES 0.2%
Avis Budget Car Rental LLC/Finance, Inc.(a) 04/01/24	6.375%	2,750,000	2,805,000
Hertz Corp. (The) 01/15/21	7.375%	723,000	750,113
10/15/22	6.250%	1,445,000	1,517,250
Total			5,072,363
WIRELESS 6.6%
SBA Communications Corp 07/15/22	4.875%	8,181,000	8,385,525

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Telecommunications, Inc. 07/15/20	5.750%	14,275,000	14,703,250
SFR Group SA(a) 05/15/22	6.000%	18,098,000	17,645,550
05/01/26	7.375%	9,152,000	9,140,560
Sprint Communications, Inc.(a) 11/15/18	9.000%	24,849,000	26,930,104
03/01/20	7.000%	29,218,000	31,007,602
T-Mobile USA, Inc. 01/15/22	6.125%	5,853,000	6,163,941
04/28/22	6.731%	10,982,000	11,503,645
04/01/23	6.625%	9,185,000	9,858,261
01/15/24	6.500%	8,181,000	8,753,670
03/01/25	6.375%	2,446,000	2,617,220
01/15/26	6.500%	15,060,000	16,309,980
Wind Acquisition Finance SA(a) 07/15/20	4.750%	15,183,000	15,116,650
04/23/21	7.375%	2,439,000	2,426,805
Total			180,562,763
WIRELINES 5.3%
CenturyLink, Inc. 06/15/21	6.450%	10,994,000	11,736,095
04/01/24	7.500%	15,126,000	16,147,005
Frontier Communications Corp. 07/01/21	9.250%	10,925,000	11,889,022
04/15/22	8.750%	3,075,000	3,182,625
09/15/22	10.500%	6,345,000	6,852,600
01/15/23	7.125%	5,000,000	4,637,500
01/15/25	6.875%	2,282,000	2,001,291
09/15/25	11.000%	14,380,000	15,350,650
Level 3 Communications, Inc. 12/01/22	5.750%	8,416,000	8,794,720
Level 3 Financing, Inc. 01/15/21	6.125%	4,739,000	4,934,484
08/15/22	5.375%	9,971,000	10,469,550
02/01/23	5.625%	8,020,000	8,421,000
01/15/24	5.375%	3,137,000	3,286,007
Level 3 Financing, Inc.(a) 03/15/26	5.250%	2,707,000	2,832,199
Level 3 Financing, Inc.(f) 01/15/18	4.407%	1,728,000	1,732,320
Telecom Italia Capital SA 09/30/34	6.000%	6,688,000	6,554,240
Telecom Italia SpA(a) 05/30/24	5.303%	1,862,000	1,889,930
Zayo Group LLC/Capital, Inc. 05/15/25	6.375%	24,041,000	25,152,896
Total			145,864,134
Total Corporate Bonds & Notes (Cost: $2,464,225,391)			2,523,726,311

Convertible Bonds —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELINES —%
At Home Corp. Subordinated(b)(c)(e) 06/12/15	0.000%	3,896,787	—
Total Convertible Bonds (Cost: $—)			—

Senior Loans 1.8%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHEMICALS 0.2%
PQ Corp. Tranche B1 Term Loan(f)(g) 11/04/22	5.750%	6,303,852	6,353,779
DIVERSIFIED MANUFACTURING 0.5%
Accudyne Industries Borrower SCA/LLC Term Loan(d)(f)(g) 12/13/19	4.000%	5,384,000	5,011,589
Manitowoc Foodservice, Inc. Tranche B Term Loan(f)(g) 03/03/23	5.750%	8,350,616	8,434,121
Total			13,445,710
MEDIA AND ENTERTAINMENT 0.2%
Match Group, Inc. Tranche B1 Term Loan(f)(g) 11/16/22	5.500%	4,143,750	4,174,828
PHARMACEUTICALS 0.7%
Concordia Healthcare Corp. Term Loan(f)(g) 10/21/21	5.250%	19,244,295	18,811,298
RETAILERS 0.2%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(f)(g) 08/21/20	5.750%	5,972,000	5,986,930
Total Senior Loans (Cost: $48,191,528)			48,772,545

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks —%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY —%
Media —%
Haights Cross Communications, Inc.(b)(c)(h)	275,078	—
Loral Space & Communications, Inc.(h)	101	3,549
Ziff Davis Holdings, Inc.(c)(h)	6,107	61
Total		3,610
Total Consumer Discretionary		3,610
INDUSTRIALS —%
Commercial Services & Supplies —%
Quad/Graphics, Inc.	1,067	27,059
Total Industrials		27,059
UTILITIES —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(b)(c)(h)	23,187,000	—
Total Utilities		—
Total Common Stocks (Cost: $3,133,669)		30,669

Warrants —%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY —%
Media —%
ION Media Networks, Inc.(b)(c)(h)	221	—
ION Media Networks, Inc.(b)(c)(h)	223	—
Total		—
Total Consumer Discretionary		—
Total Warrants (Cost: $1,137,893)		—

Money Market Funds 5.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.439%(i)(j)	138,121,016	138,121,016
Total Money Market Funds (Cost: $138,121,016)		138,121,016
Total Investments (Cost: $2,654,809,497)		2,710,650,541
Other Assets & Liabilities, Net		22,340,393
Net Assets		2,732,990,934

At July 31, 2016, cash totaling $180,900 was pledged as collateral.

Investments in Derivatives

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	(134)	USD	(17,828,281)	09/2016	—	(460,846)

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At July 31, 2016, the value of these securities amounted to $1,187,726,867 or 43.46% of net assets.

(b)  Negligible market value.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2016, the value of these securities amounted to $39,458, which represents less than 0.01% of net assets.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2016, the value of these securities amounted to $2,247,356, which represents 0.08% of net assets.

(f)  Variable rate security.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Notes to Portfolio of Investments (continued)

(g)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(h)  Non-income producing investment.

(i)  The rate shown is the seven-day current annualized yield at July 31, 2016.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	149,182,168	1,382,450,820	(1,393,511,972)	138,121,016	473,345	138,121,016

Abbreviation Legend

PIK    Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments
Corporate Bonds & Notes	—	2,523,686,915	39,396		2,523,726,311
Convertible Bonds	—	—	0	(a)	0	(a)
Senior Loans	—	48,772,545	—		48,772,545
Common Stocks
Consumer Discretionary	3,548	—	62		3,610
Industrials	27,059	—	—		27,059
Utilities	—	—	0	(a)	0	(a)
Total Common Stocks	30,607	—	62		30,669
Warrants
Consumer Discretionary	—	—	0		0
Investments measured at net asset value
Money Market Funds	—	—	—		138,121,016
Total Investments	30,607	2,572,459,460	39,458		2,710,650,541
Derivatives
Liabilities
Futures Contracts	(460,846)	—	—		(460,846)
Total	(430,239)	2,572,459,460	39,458		2,710,189,695

(a) Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds, common stock, preferred stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions

Certain corporate bonds, convertible bonds and common stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, single market quotations from broker dealers, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,516,688,481)	$2,572,529,525
Affiliated issuers (identified cost $138,121,016)	138,121,016
Total investments (identified cost $2,654,809,497)	2,710,650,541
Cash	56,861
Margin deposits	180,900
Receivable for:
Investments sold	30,298,893
Capital shares sold	12,425,580
Dividends	45,190
Interest	36,305,643
Foreign tax reclaims	191,272
Expense reimbursement due from Investment Manager	2,563
Prepaid expenses	13,656
Trustees' deferred compensation plan	40,923
Total assets	2,790,212,022
Liabilities
Payable for:
Investments purchased	7,778,065
Investments purchased on a delayed delivery basis	32,738,110
Capital shares purchased	5,144,384
Dividend distributions to shareholders	10,578,266
Variation margin	64,906
Management services fees	46,320
Distribution and/or service fees	13,215
Transfer agent fees	411,969
Plan administration fees	4
Compensation of board members	206,881
Other expenses	198,045
Trustees' deferred compensation plan	40,923
Total liabilities	57,221,088
Net assets applicable to outstanding capital stock	$2,732,990,934
Represented by
Paid-in capital	$2,789,857,620
Excess of distributions over net investment income	(2,787,950)
Accumulated net realized loss	(109,458,934)
Unrealized appreciation (depreciation) on:
Investments	55,841,044
Futures contracts	(460,846)
Total — representing net assets applicable to outstanding capital stock	$2,732,990,934

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A
Net assets	$1,520,106,219
Shares outstanding	156,788,086
Net asset value per share	$9.70
Maximum offering price per share(a)	$10.18
Class B
Net assets	$4,265,372
Shares outstanding	440,213
Net asset value per share	$9.69
Class C
Net assets	$98,404,909
Shares outstanding	10,158,124
Net asset value per share	$9.69
Class I
Net assets	$347,983,731
Shares outstanding	35,845,861
Net asset value per share	$9.71
Class K
Net assets	$529,017
Shares outstanding	54,395
Net asset value per share	$9.73
Class R
Net assets	$1,429,735
Shares outstanding	147,404
Net asset value per share	$9.70
Class R4
Net assets	$9,824,472
Shares outstanding	1,009,865
Net asset value per share	$9.73
Class R5
Net assets	$75,552,168
Shares outstanding	7,769,879
Net asset value per share	$9.72
Class W
Net assets	$2,427,454
Shares outstanding	250,326
Net asset value per share	$9.70
Class Y
Net assets	$1,971,934
Shares outstanding	203,050
Net asset value per share	$9.71
Class Z
Net assets	$670,495,923
Shares outstanding	68,985,995
Net asset value per share	$9.72

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$2,287
Dividends — affiliated issuers	473,345
Interest	157,233,822
Total income	157,709,454
Expenses:
Management services fees	17,125,779
Distribution and/or service fees
Class A	3,691,683
Class B	52,686
Class C	963,644
Class R	5,443
Class W	13,290
Transfer agent fees
Class A	3,462,664
Class B	12,354
Class C	226,097
Class K	249
Class R	2,554
Class R4	12,423
Class R5	23,076
Class W	12,505
Class Z	1,600,495
Plan administration fees
Class K	1,248
Compensation of board members	48,028
Custodian fees	36,665
Printing and postage fees	351,072
Registration fees	218,244
Audit fees	32,981
Legal fees	31,160
Other	61,659
Total expenses	27,985,999
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,424,515)
Expense reductions	(577)
Total net expenses	26,560,907
Net investment income	131,148,547
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(106,331,922)
Futures contracts	(3,027,406)
Swap contracts	(133,301)
Net realized loss	(109,492,629)
Net change in unrealized appreciation (depreciation) on:
Investments	61,426,870
Futures contracts	(332,836)
Swap contracts	(157,516)
Net change in unrealized appreciation	60,936,518
Net realized and unrealized loss	(48,556,111)
Net increase in net assets resulting from operations	$82,592,436
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations
Net investment income	$131,148,547	$144,883,844
Net realized gain (loss)	(109,492,629)	26,341,416
Net change in unrealized appreciation (depreciation)	60,936,518	(68,044,317)
Net increase in net assets resulting from operations	82,592,436	103,180,943
Distributions to shareholders
Net investment income
Class A	(70,424,058)	(73,568,463)
Class B	(211,187)	(334,312)
Class C	(3,869,536)	(3,997,880)
Class I	(23,127,186)	(25,021,483)
Class K	(24,331)	(33,034)
Class R	(49,243)	(39,694)
Class R4	(267,448)	(162,295)
Class R5	(2,377,160)	(1,121,846)
Class W	(254,837)	(456,605)
Class Y	(203,462)	(339,330)
Class Z	(34,196,772)	(38,995,660)
Net realized gains
Class A	(10,420,098)	(5,335,164)
Class B	(40,828)	(31,014)
Class C	(717,393)	(348,807)
Class I	(3,553,586)	(1,645,460)
Class K	(4,341)	(2,815)
Class R	(7,669)	(2,583)
Class R4	(26,272)	(9,894)
Class R5	(527,943)	(90,730)
Class W	(42,457)	(39,759)
Class Y	(6,292)	(26,305)
Class Z	(5,339,920)	(2,631,788)
Total distributions to shareholders	(155,692,019)	(154,234,921)
Decrease in net assets from capital stock activity	(297,953,875)	(2,357,050)
Total decrease in net assets	(371,053,458)	(53,411,028)
Net assets at beginning of year	3,104,044,392	3,157,455,420
Net assets at end of year	$2,732,990,934	$3,104,044,392
Undistributed (excess of distributions over) net investment income	$(2,787,950)	$125,521

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	62,699,803	592,184,418	54,969,602	550,643,677
Distributions reinvested	8,127,491	77,089,252	7,444,166	74,733,496
Redemptions	(77,669,683)	(738,048,248)	(60,781,057)	(609,755,011)
Net increase (decrease)	(6,842,389)	(68,774,578)	1,632,711	15,622,162
Class B shares
Subscriptions	10,954	102,526	23,407	234,737
Distributions reinvested	21,508	203,882	29,819	299,281
Redemptions(a)	(299,812)	(2,857,720)	(469,003)	(4,698,091)
Net decrease	(267,350)	(2,551,312)	(415,777)	(4,164,073)
Class C shares
Subscriptions	1,257,037	11,925,459	1,753,575	17,722,989
Distributions reinvested	431,071	4,086,338	384,615	3,857,657
Redemptions	(2,081,896)	(19,693,607)	(3,012,405)	(30,216,815)
Net decrease	(393,788)	(3,681,810)	(874,215)	(8,636,169)
Class I shares
Subscriptions	9,661,414	92,302,122	10,419,388	104,527,274
Distributions reinvested	2,808,587	26,674,073	2,652,391	26,666,434
Redemptions	(28,105,804)	(269,408,517)	(12,738,843)	(127,592,215)
Net increase (decrease)	(15,635,803)	(150,432,322)	332,936	3,601,493
Class K shares
Subscriptions	12,850	123,661	12,640	126,986
Distributions reinvested	2,956	28,148	3,512	35,377
Redemptions	(25,349)	(236,672)	(45,270)	(454,004)
Net decrease	(9,543)	(84,863)	(29,118)	(291,641)
Class R shares
Subscriptions	60,889	577,114	59,968	603,224
Distributions reinvested	5,831	55,342	4,186	42,048
Redemptions	(27,788)	(257,832)	(55,136)	(555,553)
Net increase	38,932	374,624	9,018	89,719
Class R4 shares
Subscriptions	1,457,808	13,477,780	854,651	8,594,476
Distributions reinvested	30,770	293,127	17,041	171,686
Redemptions	(856,458)	(7,882,910)	(741,182)	(7,503,764)
Net increase	632,120	5,887,997	130,510	1,262,398

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA INCOME OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	14,050,495	134,989,953	5,140,667	51,885,912
Distributions reinvested	304,767	2,904,502	120,340	1,211,004
Redemptions	(8,964,858)	(85,333,490)	(4,044,432)	(40,385,954)
Net increase	5,390,404	52,560,965	1,216,575	12,710,962
Class W shares
Subscriptions	131,355	1,247,694	208,689	2,094,022
Distributions reinvested	31,312	296,777	49,392	495,901
Redemptions	(490,579)	(4,674,544)	(941,466)	(9,407,874)
Net decrease	(327,912)	(3,130,073)	(683,385)	(6,817,951)
Class Y shares
Subscriptions	1,214,725	11,207,079	69,914	697,021
Distributions reinvested	6,739	64,046	1,187	11,929
Redemptions	(1,063,004)	(10,166,612)	(1,242,290)	(12,506,488)
Net increase (decrease)	158,460	1,104,513	(1,171,189)	(11,797,538)
Class Z shares
Subscriptions	20,085,080	190,443,980	29,453,565	296,814,732
Distributions reinvested	1,264,895	12,030,505	1,112,637	11,199,434
Redemptions	(35,125,510)	(331,701,501)	(31,072,744)	(311,950,578)
Net decrease	(13,775,535)	(129,227,016)	(506,542)	(3,936,412)
Total net decrease	(31,032,404)	(297,953,875)	(358,476)	(2,357,050)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.92		$10.08		$9.96		$9.78		$9.76
Income from investment operations:
Net investment income	0.44		0.44		0.48		0.50		0.56
Net realized and unrealized gain (loss)	(0.14)		(0.13)		0.12		0.18		0.21
Total from investment operations	0.30		0.31		0.60		0.68		0.77
Less distributions to shareholders:
Net investment income	(0.45)		(0.44)		(0.48)		(0.50)		(0.56)
Net realized gains	(0.07)		(0.03)		—		—		(0.19)
Total distributions to shareholders	(0.52)		(0.47)		(0.48)		(0.50)		(0.75)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$9.70		$9.92		$10.08		$9.96		$9.78
Total return	3.29%		3.10%		6.18%		7.10%		8.51%
Ratios to average net assets(b)
Total gross expenses	1.13%		1.12%		1.13%		1.11%		1.10%
Total net expenses(c)	1.07	%(d)	1.07	%(d)	1.08	%(d)	1.08	%(d)	1.02	%(d)
Net investment income	4.63%		4.37%		4.73%		4.98%		5.89%
Supplemental data
Net assets, end of period (in thousands)	$1,520,106		$1,622,952		$1,632,562		$1,515,539		$907,546
Portfolio turnover	53%		61%		65%		59%		55%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.91		$10.07		$9.95		$9.77		$9.76
Income from investment operations:
Net investment income	0.37		0.36		0.40		0.43		0.49
Net realized and unrealized gain (loss)	(0.14)		(0.13)		0.13		0.18		0.20
Total from investment operations	0.23		0.23		0.53		0.61		0.69
Less distributions to shareholders:
Net investment income	(0.38)		(0.36)		(0.41)		(0.43)		(0.49)
Net realized gains	(0.07)		(0.03)		—		—		(0.19)
Total distributions to shareholders	(0.45)		(0.39)		(0.41)		(0.43)		(0.68)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$9.69		$9.91		$10.07		$9.95		$9.77
Total return	2.52%		2.33%		5.39%		6.30%		7.59%
Ratios to average net assets(b)
Total gross expenses	1.88%		1.87%		1.88%		1.84%		1.85%
Total net expenses(c)	1.82	%(d)	1.82	%(d)	1.83	%(d)	1.82	%(d)	1.77	%(d)
Net investment income	3.88%		3.62%		4.01%		4.30%		5.17%
Supplemental data
Net assets, end of period (in thousands)	$4,265		$7,014		$11,315		$17,685		$25,570
Portfolio turnover	53%		61%		65%		59%		55%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.91		$10.07		$9.95		$9.77		$9.76
Income from investment operations:
Net investment income	0.37		0.36		0.41		0.44		0.51
Net realized and unrealized gain (loss)	(0.14)		(0.13)		0.12		0.18		0.20
Total from investment operations	0.23		0.23		0.53		0.62		0.71
Less distributions to shareholders:
Net investment income	(0.38)		(0.36)		(0.41)		(0.44)		(0.51)
Net realized gains	(0.07)		(0.03)		—		—		(0.19)
Total distributions to shareholders	(0.45)		(0.39)		(0.41)		(0.44)		(0.70)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$9.69		$9.91		$10.07		$9.95		$9.77
Total return	2.51%		2.33%		5.45%		6.46%		7.83%
Ratios to average net assets(b)
Total gross expenses	1.88%		1.87%		1.88%		1.85%		1.85%
Total net expenses(c)	1.82	%(d)	1.82	%(d)	1.78	%(d)	1.67	%(d)	1.57	%(d)
Net investment income	3.89%		3.63%		4.04%		4.44%		5.35%
Supplemental data
Net assets, end of period (in thousands)	$98,405		$104,568		$115,050		$128,766		$132,634
Portfolio turnover	53%		61%		65%		59%		55%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.93	$10.09	$9.97	$9.79	$9.77
Income from investment operations:
Net investment income	0.48	0.48	0.52	0.55	0.60
Net realized and unrealized gain (loss)	(0.14)	(0.13)	0.13	0.18	0.21
Total from investment operations	0.34	0.35	0.65	0.73	0.81
Less distributions to shareholders:
Net investment income	(0.49)	(0.48)	(0.53)	(0.55)	(0.60)
Net realized gains	(0.07)	(0.03)	—	—	(0.19)
Total distributions to shareholders	(0.56)	(0.51)	(0.53)	(0.55)	(0.79)
Proceeds from regulatory settlements	—	—	—	—	0.00 (a)
Net asset value, end of period	$9.71	$9.93	$10.09	$9.97	$9.79
Total return	3.72%	3.55%	6.65%	7.56%	8.92%
Ratios to average net assets(b)
Total gross expenses	0.65%	0.64%	0.64%	0.65%	0.65%
Total net expenses(c)	0.64%	0.64%	0.64%	0.65%	0.65%
Net investment income	5.05%	4.81%	5.19%	5.45%	6.25%
Supplemental data
Net assets, end of period (in thousands)	$347,984	$511,298	$516,118	$568,577	$272,571
Portfolio turnover	53%	61%	65%	59%	55%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.95	$10.11	$9.99	$9.81	$9.79
Income from investment operations:
Net investment income	0.45	0.45	0.49	0.52	0.57
Net realized and unrealized gain (loss)	(0.14)	(0.13)	0.13	0.18	0.21
Total from investment operations	0.31	0.32	0.62	0.70	0.78
Less distributions to shareholders:
Net investment income	(0.46)	(0.45)	(0.50)	(0.52)	(0.57)
Net realized gains	(0.07)	(0.03)	—	—	(0.19)
Total distributions to shareholders	(0.53)	(0.48)	(0.50)	(0.52)	(0.76)
Proceeds from regulatory settlements	—	—	—	—	0.00 (a)
Net asset value, end of period	$9.73	$9.95	$10.11	$9.99	$9.81
Total return	3.42%	3.24%	6.33%	7.23%	8.59%
Ratios to average net assets(b)
Total gross expenses	0.95%	0.94%	0.94%	0.94%	0.94%
Total net expenses(c)	0.95%	0.94%	0.94%	0.94%	0.94%
Net investment income	4.76%	4.51%	4.85%	5.16%	5.98%
Supplemental data
Net assets, end of period (in thousands)	$529	$636	$941	$649	$485
Portfolio turnover	53%	61%	65%	59%	55%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.92		$10.08		$9.96		$9.78		$9.76
Income from investment operations:
Net investment income	0.41		0.41		0.45		0.48		0.52
Net realized and unrealized gain (loss)	(0.13)		(0.13)		0.13		0.18		0.23
Total from investment operations	0.28		0.28		0.58		0.66		0.75
Less distributions to shareholders:
Net investment income	(0.43)		(0.41)		(0.46)		(0.48)		(0.54)
Net realized gains	(0.07)		(0.03)		—		—		(0.19)
Total distributions to shareholders	(0.50)		(0.44)		(0.46)		(0.48)		(0.73)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$9.70		$9.92		$10.08		$9.96		$9.78
Total return	3.03%		2.84%		5.92%		6.83%		8.27%
Ratios to average net assets(b)
Total gross expenses	1.38%		1.37%		1.38%		1.35%		1.37%
Total net expenses(c)	1.32	%(d)	1.32	%(d)	1.33	%(d)	1.32	%(d)	1.29	%(d)
Net investment income	4.39%		4.13%		4.48%		4.80%		5.49%
Supplemental data
Net assets, end of period (in thousands)	$1,430		$1,076		$1,003		$943		$1,023
Portfolio turnover	53%		61%		65%		59%		55%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$9.95		$10.11		$9.99		$9.95
Income from investment operations:
Net investment income	0.46		0.47		0.50		0.38
Net realized and unrealized gain (loss)	(0.13)		(0.14)		0.13		0.04
Total from investment operations	0.33		0.33		0.63		0.42
Less distributions to shareholders:
Net investment income	(0.48)		(0.46)		(0.51)		(0.38)
Net realized gains	(0.07)		(0.03)		—		—
Total distributions to shareholders	(0.55)		(0.49)		(0.51)		(0.38)
Net asset value, end of period	$9.73		$9.95		$10.11		$9.99
Total return	3.55%		3.35%		6.45%		4.25%
Ratios to average net assets(b)
Total gross expenses	0.89%		0.87%		0.88%		0.92	%(c)
Total net expenses(d)	0.82	%(e)	0.82	%(e)	0.83	%(e)	0.83	%(c)(e)
Net investment income	4.94%		4.64%		4.93%		5.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9,824		$3,759		$2,500		$216
Portfolio turnover	53%		61%		65%		59%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.95	$10.11	$9.99	$9.95
Income from investment operations:
Net investment income	0.47	0.48	0.51	0.38
Net realized and unrealized gain (loss)	(0.14)	(0.13)	0.14	0.05
Total from investment operations	0.33	0.35	0.65	0.43
Less distributions to shareholders:
Net investment income	(0.49)	(0.48)	(0.53)	(0.39)
Net realized gains	(0.07)	(0.03)	—	—
Total distributions to shareholders	(0.56)	(0.51)	(0.53)	(0.39)
Net asset value, end of period	$9.72	$9.95	$10.11	$9.99
Total return	3.57%	3.50%	6.59%	4.34%
Ratios to average net assets(b)
Total gross expenses	0.70%	0.69%	0.68%	0.75	%(c)
Total net expenses(d)	0.70%	0.69%	0.68%	0.75	%(c)
Net investment income	4.99%	4.77%	5.00%	5.50	%(c)
Supplemental data
Net assets, end of period (in thousands)	$75,552	$23,669	$11,756	$12,784
Portfolio turnover	53%	61%	65%	59%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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32

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.92		$10.08		$9.95		$9.77		$9.76
Income from investment operations:
Net investment income	0.44		0.44		0.47		0.50		0.55
Net realized and unrealized gain (loss)	(0.14)		(0.13)		0.14		0.18		0.21
Total from investment operations	0.30		0.31		0.61		0.68		0.76
Less distributions to shareholders:
Net investment income	(0.45)		(0.44)		(0.48)		(0.50)		(0.56)
Net realized gains	(0.07)		(0.03)		—		—		(0.19)
Total distributions to shareholders	(0.52)		(0.47)		(0.48)		(0.50)		(0.75)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$9.70		$9.92		$10.08		$9.95		$9.77
Total return	3.29%		3.10%		6.29%		7.10%		8.43%
Ratios to average net assets(b)
Total gross expenses	1.14%		1.12%		1.13%		1.10%		1.11%
Total net expenses(c)	1.07	%(d)	1.07	%(d)	1.08	%(d)	1.07	%(d)	1.04	%(d)
Net investment income	4.66%		4.39%		4.71%		5.01%		5.78%
Supplemental data
Net assets, end of period (in thousands)	$2,427		$5,737		$12,712		$9,804		$33
Portfolio turnover	53%		61%		65%		59%		55%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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33

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.93	$10.09	$9.97	$9.79	$9.78
Income from investment operations:
Net investment income	0.47	0.48	0.52	0.55	0.60
Net realized and unrealized gain (loss)	(0.13)	(0.13)	0.13	0.18	0.20
Total from investment operations	0.34	0.35	0.65	0.73	0.80
Less distributions to shareholders:
Net investment income	(0.49)	(0.48)	(0.53)	(0.55)	(0.60)
Net realized gains	(0.07)	(0.03)	—	—	(0.19)
Total distributions to shareholders	(0.56)	(0.51)	(0.53)	(0.55)	(0.79)
Proceeds from regulatory settlements	—	—	—	—	0.00 (a)
Net asset value, end of period	$9.71	$9.93	$10.09	$9.97	$9.79
Total return	3.72%	3.55%	6.65%	7.56%	8.81%
Ratios to average net assets(b)
Total gross expenses	0.65%	0.63%	0.64%	0.64%	0.65%
Total net expenses(c)	0.65%	0.63%	0.64%	0.64%	0.65%
Net investment income	4.98%	4.76%	5.17%	5.48%	6.26%
Supplemental data
Net assets, end of period (in thousands)	$1,972	$443	$12,272	$11,852	$13,183
Portfolio turnover	53%	61%	65%	59%	55%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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34

COLUMBIA INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.94		$10.10		$9.98		$9.80		$9.79
Income from investment operations:
Net investment income	0.46		0.47		0.50		0.53		0.58
Net realized and unrealized gain (loss)	(0.13)		(0.14)		0.13		0.18		0.21
Total from investment operations	0.33		0.33		0.63		0.71		0.79
Less distributions to shareholders:
Net investment income	(0.48)		(0.46)		(0.51)		(0.53)		(0.59)
Net realized gains	(0.07)		(0.03)		—		—		(0.19)
Total distributions to shareholders	(0.55)		(0.49)		(0.51)		(0.53)		(0.78)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$9.72		$9.94		$10.10		$9.98		$9.80
Total return	3.55%		3.36%		6.44%		7.36%		8.67%
Ratios to average net assets(b)
Total gross expenses	0.88%		0.87%		0.88%		0.85%		0.84%
Total net expenses(c)	0.82	%(d)	0.82	%(d)	0.83	%(d)	0.82	%(d)	0.77	%(d)
Net investment income	4.88%		4.62%		4.99%		5.30%		6.13%
Supplemental data
Net assets, end of period (in thousands)	$670,496		$822,892		$841,227		$938,744		$1,140,401
Portfolio turnover	53%		61%		65%		59%		55%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
35

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

Annual Report 2016
36

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default.

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COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as

Annual Report 2016
38

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the FCM, which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has less credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage cash flows. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on a notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2016:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	460,846	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2016
39

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(133,301)	(133,301)
Interest rate risk	(3,027,406)	—	(3,027,406)
Total	(3,027,406)	(133,301)	(3,160,707)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(157,516)	(157,516)
Interest rate risk	(332,836)	—	(332,836)
Total	(332,836)	(157,516)	(490,352)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	46,668,602
Credit default swap contracts — sell protection	21,250,000

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2016.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment

Annual Report 2016
40

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.40% as the Fund's net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting

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41

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.62% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $5,456,672, and the administrative services fee paid to the Investment Manager was $614,797.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $3,687.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliates

For the Year Ended July 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,267,490 and $328,038, respectively. The sale transactions resulted in a net realized gain of $2,038.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services

Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.23
Class R4	0.24
Class R5	0.05
Class W	0.24
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For

Annual Report 2016
42

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $577.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,812,000 and $1,000,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $416,996 for Class A, $1,953 for Class B and $3,957 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the

Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	1.07%	1.07%
Class B	1.82	1.82
Class C	1.82	1.82
Class I	0.65	0.64
Class K	0.95	0.94
Class R	1.32	1.32
Class R4	0.82	0.82
Class R5	0.70	0.69
Class W	1.07	1.07
Class Y	0.65	0.64
Class Z	0.82	0.82

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred

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43

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

compensation, distributions, distribution reclassifications, derivative investments and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$943,202
Accumulated net realized loss	(943,203)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$135,104,193	$144,070,602
Long-term capital gains	20,587,826	10,164,319
Total	$155,692,019	$154,234,921

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,568,090
Capital loss carryforwards	(109,247,073)
Net unrealized appreciation	55,161,129

At July 31, 2016, the cost of investments for federal income tax purposes was $2,655,489,412 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$90,919,050
Unrealized depreciation	(35,757,921)
Net unrealized appreciation	$55,161,129

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	51,225,121
No expiration — long-term	58,021,952
Total	109,247,073

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,392,576,436 and $1,671,017,003, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement

Annual Report 2016
44

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, one unaffiliated shareholder of record owned 16.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 65.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse

Annual Report 2016
45

COLUMBIA INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
46

COLUMBIA INCOME OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Income Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Opportunities Fund (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

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COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust (11 funds), 2005-2016

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COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015.

Annual Report 2016
50

COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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51

COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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52

COLUMBIA INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

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53

COLUMBIA INCOME OPPORTUNITIES FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the

Annual Report 2016
54

COLUMBIA INCOME OPPORTUNITIES FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Management Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Threadneedle's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates, the reasonableness of Columbia Threadneedle's profitability, and JDL's conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund's Lipper peer universe. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into

Annual Report 2016
55

COLUMBIA INCOME OPPORTUNITIES FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Annual Report 2016
56

COLUMBIA INCOME OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
57

Columbia Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN164_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA SHORT-TERM CASH FUND

Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of the Regulation D under the 1933 Act.

COLUMBIA SHORT-TERM CASH FUND

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Trustees and Officers	20
Approval of Management Agreement	26
Important Information About This Report	29

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OVERVIEW

(Unaudited)

Portfolio Breakdown (%) (at July 31, 2016)
Asset-Backed Commercial Paper	2.9
Asset-Backed Securities — Non-Agency(a)	1.2
Certificates of Deposit	13.9
Commercial Paper	27.9
Repurchase Agreements	1.7
U.S. Government & Agency Obligations	45.8
U.S. Treasury Obligations	6.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Category comprised of short-term asset-backed securities.

Annual Report 2016
2

COLUMBIA SHORT-TERM CASH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,002.10	1,024.81	0.05	0.05	0.01

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Annual Report 2016
3

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 2.9%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a) Series 204-2 08/16/16	0.530%	20,000,000	19,994,805
08/23/16	0.500%	70,000,000	69,975,867
08/30/16	0.440%	24,000,000	23,990,700
08/31/16	0.420%	90,000,000	89,965,600
09/01/16	0.420%	50,000,000	49,980,292
09/20/16	0.500%	65,000,000	64,953,056
09/26/16	0.500%	25,000,000	24,979,861
Total Asset-Backed Commercial Paper (Cost: $343,840,181)			343,840,181

Commercial Paper 27.9%

BANKING 9.0%
BNP Paribas Finance, Inc. Series 203-a-3 08/01/16	0.210%	298,800,000	298,794,854
Bank of Nova Scotia Series 204-2(a) 09/22/16	0.600%	100,000,000	99,910,000
HSBC Bank PLC Series 204-2(a)(b) 08/01/16	0.660%	45,000,000	45,000,186
HSBC USA, Inc. Series 204-2(a) 09/13/16	0.620%	100,000,000	99,922,500
Scotiabanc, Inc.(a) Series 204-2 08/02/16	0.320%	100,000,000	99,996,500
09/01/16	0.470%	70,000,000	69,969,200
Toronto Dominion Holdings USA, Inc.(a) Series 204-2 08/19/16	0.450%	50,000,000	49,986,944
08/29/16	0.420%	75,000,000	74,973,125
09/27/16	0.600%	50,000,000	49,950,833
Westpac Banking Corp. Series 204-2(a) 10/03/16	0.610%	200,000,000	199,779,722
Total			1,088,283,864
DIVERSIFIED MANUFACTURING 0.5%
3M Co. Series 204-2(a) 08/29/16	0.380%	21,000,000	20,993,175
General Electric Co. Series 203-a-3 09/29/16	0.480%	40,000,000	39,967,467
Total			60,960,642

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
FINANCE COMPANIES 2.5%
GE Capital Treasury LLC Series 203-a-3 08/15/16	0.400%	100,000,000	99,981,334
08/16/16	0.400%	150,000,000	149,970,250
08/23/16	0.400%	50,000,000	49,986,333
Total			299,937,917
INTEGRATED ENERGY 4.3%
Chevron Corp.(a) Series 204-2 08/11/16	0.320%	69,000,000	68,992,180
08/24/16	0.320%	100,000,000	99,977,083
Exxon Mobil Corp. Series 203-a-3 08/01/16	0.280%	200,000,000	199,995,459
09/01/16	0.440%	40,000,000	39,983,500
09/12/16	0.420%	30,000,000	29,984,600
10/03/16	0.420%	80,000,000	79,938,611
Total			518,871,433
LIFE INSURANCE 2.7%
New York Life Capital Corp.(a) 09/27/16	0.450%	29,000,000	28,978,612
Series 204-2 09/01/16	0.440%	23,000,000	22,990,513
09/02/16	0.470%	35,500,000	35,483,907
09/06/16	0.470%	25,000,000	24,987,333
09/09/16	0.450%	57,355,000	57,325,606
09/12/16	0.450%	37,700,000	37,679,265
09/14/16	0.450%	10,000,000	9,994,250
09/23/16	0.450%	6,000,000	5,995,875
09/26/16	0.450%	16,428,000	16,416,090
09/28/16	0.500%	20,000,000	19,983,333
10/03/16	0.500%	23,000,000	22,979,236
10/04/16	0.500%	20,212,000	20,193,472
Pricoa Short Term Funding Series 204-2(a) 09/19/16	0.600%	24,000,000	23,979,600
Total			326,987,092
PHARMACEUTICALS 6.4%
Novartis Finance Corp.(a) Series 204-2 08/08/16	0.440%	40,000,000	39,995,200
08/22/16	0.440%	23,000,000	22,993,387
08/24/16	0.470%	30,000,000	29,990,000
09/01/16	0.410%	20,000,000	19,992,300
09/21/16	0.460%	20,000,000	19,986,456
09/26/16	0.520%	20,000,000	19,983,244
09/28/16	0.520%	30,000,000	29,974,000
09/30/16	0.520%	25,000,000	24,977,611
10/03/16	0.520%	28,700,000	28,673,054
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
4

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Novartis Securities Investment Ltd.(a) Series 204-2 08/03/16	0.310%	20,000,000	19,999,156
08/08/16	0.360%	20,000,000	19,998,050
08/10/16	0.460%	79,000,000	78,988,028
Roche Holdings, Inc.(a) 08/03/16	0.320%	50,000,000	49,997,778
Series 204-2 08/05/16	0.350%	180,000,000	179,988,000
08/19/16	0.410%	50,000,000	49,988,333
08/29/16	0.400%	15,000,000	14,994,875
09/01/16	0.410%	50,000,000	49,980,750
Sanofi Aventis Series 204-2(a) 09/23/16	0.550%	70,000,000	69,941,181
Total			770,441,403
TECHNOLOGY 2.5%
International Business Machines Co.(a) Series 204-2 09/27/16	0.450%	129,000,000	128,904,862
09/28/16	0.450%	50,000,000	49,962,500
09/29/16	0.450%	75,000,000	74,942,813
09/30/16	0.450%	50,000,000	49,961,250
Total			303,771,425
Total Commercial Paper (Cost: $3,369,253,776)			3,369,253,776
Certificates of Deposit 13.9%
Australia & New Zealand Banking Group Ltd. 08/01/16	0.320%	300,000,000	300,000,000
BB&T Corp. 09/21/16	0.570%	50,000,000	50,000,000
09/21/16	0.570%	75,000,000	75,000,000
09/22/16	0.570%	45,000,000	45,000,000
09/26/16	0.520%	80,000,000	80,000,000
09/29/16	0.520%	100,000,000	100,000,000
Bank of Montreal 09/01/16	0.500%	50,000,000	50,000,000
09/19/16	0.580%	75,000,000	75,000,000
09/20/16	0.600%	50,000,000	50,000,000
Canadian Imperial Bank of Commerce 08/01/16	0.300%	66,000,000	66,000,000
Royal Bank of Canada(b) 12/27/16	0.830%	100,000,000	100,000,000
State Street Bank and Trust Co.(b) 11/23/16	0.800%	96,000,000	96,000,000
12/07/16	0.820%	50,000,000	50,000,000

Certificates of Deposit (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Toronto-Dominion Bank (The) 09/14/16	0.460%	100,000,000	100,000,000
09/22/16	0.600%	50,000,000	50,000,000
09/30/16	0.600%	40,000,000	40,000,000
Wells Fargo Bank NA 09/07/16	0.860%	30,000,000	30,000,000
10/17/16	0.860%	75,000,000	75,000,000
Wells Fargo Bank NA(b) 08/01/16	0.850%	100,000,000	100,000,000
08/04/16	0.820%	100,000,000	100,000,000
10/18/16	0.840%	50,000,000	50,000,000
Total Certificates of Deposit (Cost: $1,682,000,000)			1,682,000,000
U.S. Government & Agency Obligations 45.8%
Federal Home Loan Banks Discount Notes 08/01/16	0.220%	50,000,000	49,999,111
08/02/16	0.240%	127,000,000	126,996,636
08/03/16	0.310%	100,000,000	99,995,722
08/04/16	0.260%	100,000,000	99,995,694
08/09/16	0.270%	300,000,000	299,975,278
08/11/16	0.380%	165,800,000	165,777,393
08/12/16	0.340%	249,340,000	249,307,778
08/17/16	0.350%	184,040,000	184,006,352
08/18/16	0.360%	200,000,000	199,960,153
08/19/16	0.410%	100,000,000	99,976,667
08/24/16	0.310%	78,000,000	77,982,667
08/25/16	0.320%	175,000,000	174,958,292
08/30/16	0.280%	200,000,000	199,950,055
09/02/16	0.270%	100,000,000	99,974,028
09/06/16	0.310%	50,000,000	49,983,375
09/08/16	0.300%	150,000,000	149,950,000
09/09/16	0.340%	200,000,000	199,922,271
09/15/16	0.320%	100,000,000	99,957,569
09/16/16	0.320%	140,400,000	140,338,827
09/19/16	0.330%	109,000,000	108,948,051
09/22/16	0.390%	23,500,000	23,486,252
09/23/16	0.400%	125,000,000	124,923,611
09/30/16	0.330%	100,000,000	99,942,305
10/07/16	0.360%	90,000,000	89,937,900
10/12/16	0.370%	50,000,000	49,961,972
10/14/16	0.380%	70,000,000	69,944,583
10/18/16	0.370%	100,000,000	99,917,778
10/19/16	0.350%	150,000,000	149,881,875
10/21/16	0.370%	150,000,000	149,872,042
10/24/16	0.350%	125,000,000	124,895,486
10/25/16	0.340%	175,000,000	174,858,021
10/26/16	0.350%	149,327,000	149,199,878
10/28/16	0.360%	75,000,000	74,932,500
11/01/16	0.330%	125,000,000	124,892,292
Federal Home Loan Banks 08/08/16	0.370%	100,000,000	99,989,750
08/10/16	0.290%	225,000,000	224,978,344
08/22/16	0.340%	175,000,000	174,961,187

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
5

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

U.S. Government & Agency Obligations (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
09/07/16	0.350%	150,000,000	149,942,583
09/26/16	0.390%	100,000,000	99,937,167
09/28/16	0.330%	100,000,000	99,944,167
10/17/16	0.340%	100,000,000	99,925,389
Federal Home Loan Banks(b) 08/26/16	0.460%	150,000,000	150,000,000
01/13/17	0.630%	50,000,000	50,000,000
Total U.S. Government & Agency Obligations (Cost: $5,534,281,001)			5,534,281,001
Repurchase Agreements 1.7%
Tri-party Federal Reserve dated 07/29/16, matures 08/01/16 repurchase price $50,001,042 (collateralized by U.S. Treasury Securities, Total Market Value $50,001,056)	0.250%	50,000,000	50,000,000
Tri-party RBC Capital Markets LLC dated 07/29/16, matures 08/01/16 repurchase price $100,002,500 (collateralized by U.S. Treasury Securities, Total Market Value $102,000,021)	0.300%	100,000,000	100,000,000
Tri-party TD Securities (USA) LLC dated 07/29/16, matures 08/01/2016 repurchase price $50,001,375 (collateralized by U.S. Treasury Securities, Total Market Value $51,000,006)	0.330%	50,000,000	50,000,000
Total Repurchase Agreements (Cost: $200,000,000)			200,000,000

Asset-Backed Securities — Non-Agency 1.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS OTHER 0.4%
Dell Equipment Finance Trust Series 2015-2 Class A1(a) 10/24/16	0.530%	1,462,223	1,462,223
GreatAmerica Leasing Receivables Funding LLC Series 2016-1 Class A1(a) 02/21/17	0.780%	9,797,943	9,797,943
MMAF Equipment Finance LLC Series 2016-AA Class A1(a) 05/15/17	0.750%	22,540,559	22,540,559

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Volvo Financial Equipment LLC Series 2016-1A Class A1(a) 02/15/17	0.750%	16,109,356	16,109,356
Total			49,910,081
CAR LOAN 0.8%
ARI Fleet Lease Trust Series 2016-A Class A1(a) 03/15/17	0.800%	22,161,709	22,161,709
AmeriCredit Automobile Receivables Trust Series 2016-2 Class A1 04/10/17	0.750%	18,210,356	18,210,356
AmeriCredit Automobile Receivables Series 2016-1 Class A1 02/08/17	0.750%	2,648,767	2,648,767
California Republic Auto Receivables Trust Series 2016-1 Class A1 03/15/17	0.680%	5,083,591	5,083,591
Capital Auto Receivables Asset Trust Series 2016-1 Class A1 03/20/17	0.750%	6,301,428	6,301,428
CarMax Auto Owner Trust Series 2016-1 Class A1 02/15/17	0.670%	3,518,041	3,518,041
Enterprise Fleet Financing LLC Series 2016-1 Class A1(a) 02/20/17	0.800%	23,604,726	23,604,726
Hyundai Auto Lease Securitization Trust Series 2016-A Class A1(a) 02/15/17	0.680%	10,306,129	10,306,129
Total			91,834,747
Total Asset-Backed Securities — Non-Agency (Cost: $141,744,828)			141,744,828
U.S. Treasury Obligations 6.6%
U.S. Treasury(b) 10/31/16	0.338%	100,000,000	99,996,257
04/30/17	0.394%	200,000,000	199,950,984
07/31/17	0.397%	100,000,000	99,953,856
10/31/17	0.488%	100,000,000	99,959,472
01/31/18	0.592%	100,000,000	100,033,368
04/30/18	0.510%	200,000,000	200,017,657
Total U.S. Treasury Obligations (Cost: $799,911,594)			799,911,594
Total Investments (Cost: $12,071,031,380)			12,071,031,380
Other Assets & Liabilities, Net			2,023,167
Net Assets			12,073,054,547

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
6

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At July 31, 2016, the value of these securities amounted to $2,830,474,194 or 23.44% of net assets.

(b)  Variable rate security.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA SHORT-TERM CASH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Asset-Backed Commercial Paper	—	343,840,181	—	343,840,181
Commercial Paper	—	3,369,253,776	—	3,369,253,776
Certificates of Deposit	—	1,682,000,000	—	1,682,000,000
U.S. Government & Agency Obligations	—	5,534,281,001	—	5,534,281,001
Repurchase Agreements	—	200,000,000	—	200,000,000
Asset-Backed Securities — Non-Agency	—	141,744,828	—	141,744,828
U.S. Treasury Obligations	—	799,911,594	—	799,911,594
Total Investments	—	12,071,031,380	—	12,071,031,380

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA SHORT-TERM CASH FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $11,871,031,380)	$11,871,031,380
Repurchase agreements (identified cost $200,000,000)	200,000,000
Total investments (identified cost $12,071,031,380)	12,071,031,380
Cash	228,321
Receivable for:
Capital shares sold	4,358,867
Interest	1,703,065
Prepaid expenses	46,117
Total assets	12,077,367,750
Liabilities
Payable for:
Dividend distributions to shareholders	4,073,221
Compensation of board members	150,652
Other expenses	89,330
Total liabilities	4,313,203
Net assets applicable to outstanding capital stock	$12,073,054,547
Represented by
Paid-in capital	$12,073,218,526
Excess of distributions over net investment income	(94,580)
Accumulated net realized loss	(69,399)
Total — representing net assets applicable to outstanding capital stock	$12,073,054,547
Shares outstanding	12,073,218,515
Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA SHORT-TERM CASH FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Interest	$35,288,919
Total income	35,288,919
Expenses:
Compensation of board members	155,084
Custodian fees	81,328
Shareholder reports and communication	18,168
Audit fees	22,780
Legal fees	106,764
Fidelity and surety fees	53,464
Miscellaneous expenses	37,070
Commitment fees for bank credit facility	65,756
Total expenses	540,414
Net investment income	34,748,505
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(25,074)
Net realized loss	(25,074)
Net realized and unrealized loss	(25,074)
Net increase in net assets resulting from operations	$34,723,431

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA SHORT-TERM CASH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations
Net investment income	$34,748,505	$11,522,817
Net realized gain (loss)	(25,074)	22,748
Net increase in net assets resulting from operations	34,723,431	11,545,565
Distributions to shareholders
Net investment income	(34,827,144)	(11,537,132)
Total distributions to shareholders	(34,827,144)	(11,537,132)
Increase in net assets from capital stock activity	733,197,124	1,821,741,381
Total increase in net assets	733,093,411	1,821,749,814
Net assets at beginning of year	11,339,961,136	9,518,211,322
Net assets at end of year	$12,073,054,547	$11,339,961,136
Excess of distributions over net investment income	$(94,580)	$(15,941)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA SHORT-TERM CASH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	16,218,711,699	16,218,711,699	20,612,690,701	20,612,690,700
Distributions reinvested	35,112,790	35,112,791	12,326,462	12,326,462
Redemptions	(15,520,627,365)	(15,520,627,366)	(18,803,275,781)	(18,803,275,781)
Total increase	733,197,124	733,197,124	1,821,741,382	1,821,741,381
Total net increase	733,197,124	733,197,124	1,821,741,382	1,821,741,381

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA SHORT-TERM CASH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.

	Year Ended July 31,
	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Net realized and unrealized gain (loss)	(0.00	)(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)
Less distributions to shareholders from:
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)
Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.32%		0.11%		0.09%		0.14%		0.15%
Ratios to average net assets
Total gross expenses	0.00	%(a)	0.00	%(a)	0.00	%(a)	0.00	%(a)	0.00	%(a)(b)
Total net expenses	0.00	%(a)	0.00	%(a)	0.00	%(a)	0.00	%(a)	0.00	%(a)(b)
Net investment income	0.32%		0.11%		0.09%		0.14%		0.15%
Supplemental data
Net assets, end of period (in thousands)	$12,073,055		$11,339,961		$9,518,211		$7,594,075		$6,760,419

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA SHORT-TERM CASH FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund's net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. Effective October 1, 2016, the Fund will calculate its net asset value to four decimals (e.g., $1.0000) using market-based pricing and will operate with a floating net asset value. The net asset value of the Fund will fluctuate with changes in the values of the Fund's portfolio securities. As a result, the Fund's net asset value may be below $1.0000.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Repurchase Agreements

The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report 2016
14

COLUMBIA SHORT-TERM CASH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2016:

	Federal Reserve ($)	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	50,000,000	100,000,000	50,000,000	200,000,000
Total Financial and Derivative Net Assets	50,000,000	100,000,000	50,000,000	200,000,000
Total collateral received (pledged)(a)	50,000,000	100,000,000	50,000,000	200,000,000
Net Amount(b)	—	—	—	—

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Money Market Fund Reform

In July 2014, the U.S. Securities and Exchange Commission adopted amendments to the rules that govern money market funds, which will significantly change the way certain money market funds will be required to operate. These rules provide boards of trustees with the discretion to impose liquidity fees and/or redemption gates for non-government money market funds if portfolio liquidity drops below specified levels and will require institutional prime money market funds to price shares with a floating net asset value. Non-government money market funds will be required to restrict beneficial owners to natural persons if they want to continue to maintain a stable net asset value. Government money market funds will not be required to float their net asset value or make themselves subject to

Annual Report 2016
15

COLUMBIA SHORT-TERM CASH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

liquidity fees or redemption gates. Money market funds are required to comply with the liquidity fees, redemption gates and floating net asset value rules by October 14, 2016. After considering the likely effects of the rule changes on the Fund, the Board approved a recommendation made by Columbia Management Investment Advisers, LLC (the Investment Manager) to retain the Fund's structure as an institutional prime money market fund. As a result, on or about October 1, 2016, the Fund will begin pricing its shares with a floating net asset value and will be subject to liquidity fees and redemption gates.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board, the Investment Manager provides the Fund with investment research and advice, as well as administrative services. The Fund does not pay an investment management fee for managing its assets, but it may pay taxes, brokerage commissions and nonadvisory expenses.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $11,839.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$34,827,144	$11,537,132

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,120,279
Capital loss carryforwards	(69,399)

At July 31, 2016, the cost of investments for federal income tax purposes was $12,071,031,380.

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on

Annual Report 2016
16

COLUMBIA SHORT-TERM CASH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	8,785
No expiration — short-term	60,614
Total	69,399

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 6. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 2 above, there were no items requiring adjustment of the financial statements or additional disclosure.

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COLUMBIA SHORT-TERM CASH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Note 8. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
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COLUMBIA SHORT-TERM CASH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Short-Term Cash Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short-Term Cash Fund (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

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COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust (11 funds), 2005-2016

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COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015.

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COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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COLUMBIA SHORT-TERM CASH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA SHORT-TERM CASH FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the

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COLUMBIA SHORT-TERM CASH FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Management Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board observed that the Fund, commonly referred to as a "cash pool fund," was established for the exclusive use of managing the cash positions of other funds managed by Columbia Threadneedle. Because Columbia Threadneedle collects management fees on funds that invest in the Fund, the Fund does not pay management fees. The Board also noted that the Fund does not pay transfer agency or distribution fees.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account the reports of its independent fee consultant, JDL Consultants, LLC (JDL) and JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

Given that the Fund does not pay management fees, the Board determined not to accord weight to the lack of any material economies of scale associated to the growth of the Fund.

Annual Report 2016
27

COLUMBIA SHORT-TERM CASH FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Annual Report 2016
28

COLUMBIA SHORT-TERM CASH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
29

Columbia Short-Term Cash Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

ANN224_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

(formerly Columbia AMT-Free Tax-Exempt Bond Fund)

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	23
Statement of Operations	25
Statement of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	43
Federal Income Tax Information	44
Trustees and Officers	45
Approval of Management Agreement	51
Results of Meeting of Shareholders	54
Important Information About This Report	55

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Strategic Municipal Bond Fund (the Fund) Class A shares returned 8.45% excluding sales charges for the 12-month period that ended July 31, 2016.

■  During the same time period, the Barclays Municipal Bond Index returned 6.94% and the Barclays High Yield Municipal Bond Index returned 13.44%.

■  Effective duration and yield curve positioning were the primary drivers of performance relative to the Barclays Municipal Bond Index, while sector allocation and security selection had mixed effects.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/24/76
Excluding sales charges		8.45	6.56	5.24
Including sales charges		5.31	5.89	4.92
Class B	03/20/95
Excluding sales charges		7.64	5.76	4.48
Including sales charges		2.64	5.44	4.48
Class C	06/26/00
Excluding sales charges		7.64	5.76	4.46
Including sales charges		6.64	5.76	4.46
Class R4*	03/19/13	8.99	6.78	5.35
Class R5*	12/11/13	8.45	6.69	5.31
Class Z*	09/27/10	8.73	6.77	5.37
Barclays Municipal Bond Index		6.94	5.13	5.01
Barclays High Yield Municipal Bond Index		13.44	7.59	5.06

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Effective August 24, 2016, the Barclays Municipal Bond Index was rebranded as the Bloomberg Barclays Municipal Bond Index.

The Barclays High Yield Municipal Bond Index measures the non-investment-grade and non-rated US dollar-denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington DC, Puerto Rico, Guam and the Virgin Islands). Effective August 24, 2016, the Barclays High Yield Municipal Bond Index was rebranded as the Bloomberg Barclays High Yield Municipal Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2006 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Catherine Stienstra

Chad Farrington, CFA*

*Effective April 18, 2016, Mr. Farrington was named a Portfolio Manager of the Fund.

Top Ten States/Territories (%) (at July 31, 2016)
Illinois	20.9
California	10.5
Texas	6.9
Wisconsin	5.6
Pennsylvania	5.0
Florida	4.7
Missouri	4.6
Minnesota	3.0
Colorado	2.9
Michigan	2.9

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Effective April 18, 2016, the Fund changed its name to Columbia Strategic Municipal Income Fund and also changed its investment objective and investment policy. These changes allow the Fund to invest across varying maturity ranges and credit ratings, providing it with greater flexibility to adjust to changing economic environments in an effort to more effectively manage risk and enhance performance. The investment objective changed from "to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investments" to "to seek total return, with a focus on income exempt from federal income tax and capital appreciation."

For the 12-month period that ended July 31, 2016, the Fund's Class A shares returned 8.45% excluding sales charges. During the same time period, the Barclays Municipal Bond Index returned 6.94% and the Barclays High Yield Municipal Bond Index returned 13.44%. Effective duration and yield curve positioning were the primary drivers of performance relative to the Barclays Municipal Bond Index, while sector allocation and security selection had mixed effects.

Tax-Exempt Bond Market Posted Gains

The tax-exempt fixed-income market posted solid gains during the 12-month period ended July 31, 2016 amid strong technicals and fundamentals. A combination of ongoing uncertainty about the direction of interest rates, slow U.S. economic growth, low inflation and broad global economic weakness helped drive demand for the perceived stability of the asset class. This resulted in both a flatter yield curve (a narrowed differential between longer term and shorter term yields) as well as lower yields across the spectrum of maturities. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields fall and vice versa.) Lower quality, higher yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts. During the period, municipal bonds outperformed U.S. Treasuries.

From a technical supply/demand perspective, municipal bonds benefited from a flight to quality trend, as investors perceived the asset class as relatively insulated from global market volatility. There was robust demand from a broad array of buyers, including foreign investors, as yields of municipal bonds were generally higher than the low and negative interest rates seen elsewhere. Municipal bond mutual fund inflows year-to-date July 31, 2016 totaled approximately $40 billion. At the same time, year-over-year supply of municipal bonds declined about 22%, with new money issuance being met by strong demand.

Underlying municipal bond market fundamentals remained sound throughout the period, as the gradually growing U.S. economy drove sales, property and income tax revenues higher, while state and local government spending stayed restrained. Select negative credit stories made headlines, including Puerto Rico's persistent troubles, unfunded pensions and/or budget impasses in Illinois, New Jersey, Pennsylvania and Connecticut and turmoil in the Chicago Public Schools. However, the widely anticipated Puerto Rico default did not have a significant ripple effect on the broader municipal bond market, and a new federal law

Annual Report 2016
4

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

implementing a fiscal control board was enacted to help stabilize the island's finances. Further, such locale-specific stories were not representative of the general health of the broad municipal bond market. The default environment remained benign and credit upgrades outpaced downgrades.

Yield Curve and Duration Positioning Aided Results

The primary drivers of relative performance were yield curve and duration positioning. An overweight to bonds with maturities of 15 years and longer and an underweight to bonds with maturities of one to 10 years boosted the Fund's results. Partially offsetting this was an underweight to bonds with maturities of between 10 and 15 years. Yields on longer term bonds declined more and generated higher returns than shorter term bonds. The Fund's longer duration than that of the Barclays Municipal Bond Index also added significant value, as yields declined. As lower quality securities generally outperformed higher quality securities during the period, overweight allocations to A, BBB and non-rated bonds and underweights to bonds rated AAA and AA added value as well.

From a sector perspective, an underweight to state general obligation bonds and an overweight to the health care sector helped. Security selection among electric utility, hospital and transportation bonds as well as bonds that were pre-refunded also contributed positively. Nearly 5% of the Fund's securities were pre-refunded during the period. Pre-refunding bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.

Underweights to Transportation and Water and Sewer Sectors Dampened Returns

While bonds that were pre-refunded during the period initially contributed positively, an overweight to the sector detracted from relative results, as higher quality underperformed lower quality during the period. Having underweight positions in the transportation and water and sewer sectors also dampened returns, as both sectors outperformed the Barclays Municipal Bond Index rather significantly during the period.

Repositioning of Fund Drove Portfolio Changes

The Fund received healthy investment inflows since the re-purposing of the Fund, as it appeared that many clearly viewed its flexible mandate in a positive light. New cash inflows were invested primarily to increase exposure to toll facilities and airports given our constructive outlook for the transportation sector as the economy continued to grow, albeit modestly, and as the cost of oil remained low. We also increased the Fund's allocation to the hospital sector, generally focusing on higher quality and shorter duration bonds than the Barclays Municipal Bond Index given tighter spreads, or yield differentials, in credit quality and the

Quality Breakdown (%) (at July 31, 2016)
AAA rating	2.5
AA rating	17.6
A rating	33.0
BBB rating	29.0
BB rating	2.5
Not rated	15.4
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016
5

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

flatter yield curve. We started adding 4% coupons in lieu of 5% coupons to pick up some additional yield, given our view ahead for these issues. We generally maintained the Fund's longer duration stance and overweight to longer maturity issues relative to the Barclays Municipal Bond Index given our view that interest rates and economic growth were likely to remain lower for longer and that longer term maturities may continue to perform well due to potential yield curve flattening. We also maintained the Fund's overweight to lower investment-grade and below-investment-grade securities.

Annual Report 2016
6

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,041.20	1,020.89	4.06	4.02	0.80
Class B	1,000.00	1,000.00	1,037.30	1,017.16	7.85	7.77	1.55
Class C	1,000.00	1,000.00	1,037.30	1,017.16	7.85	7.77	1.55
Class R4	1,000.00	1,000.00	1,045.00	1,022.13	2.80	2.77	0.55
Class R5	1,000.00	1,000.00	1,042.50	1,022.08	2.84	2.82	0.56
Class Z	1,000.00	1,000.00	1,042.50	1,022.13	2.79	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 1.7%
Alabama Special Care Facilities Financing Authority Refunding Revenue Bonds Children's Hospital of Alabama Series 2015 06/01/34	5.000%	4,000,000	4,785,000
County of Jefferson Revenue Bonds Series 2004A 01/01/23	5.250%	1,500,000	1,508,745
Lower Alabama Gas District (The) Revenue Bonds Series 2016A 09/01/46	5.000%	5,715,000	7,829,493
Total			14,123,238
ALASKA 0.8%
City of Koyukuk Prerefunded 10/01/19 Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/32	7.500%	3,665,000	4,415,226
10/01/41	7.750%	2,000,000	2,425,000
Total			6,840,226
ARIZONA 1.7%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D 01/01/32	5.375%	1,900,000	2,019,586
Industrial Development Authority of the County of Pima (The) Refunding Revenue Bonds American Leadership Academy Series 2015(a) 06/15/45	5.625%	820,000	870,824
La Paz County Industrial Development Authority Revenue Bonds Charter School Solutions - Harmony Public Series 2016 02/15/46	5.000%	5,000,000	5,569,650
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B 06/01/35	5.000%	2,225,000	2,513,894
Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006 01/01/19	5.000%	650,000	660,588
01/01/20	5.000%	500,000	508,145
01/01/21	5.000%	860,000	874,009

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University Medical Center Corp. Prerefunded 07/01/19 Revenue Bonds Series 2009 07/01/39	6.500%	1,000,000	1,164,620
Total			14,181,316
CALIFORNIA 10.6%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2012 07/01/47	5.000%	4,100,000	4,618,404
California Municipal Finance Authority Revenue Bonds Julian Charter School Project Series 2015A(a) 03/01/45	5.625%	4,000,000	4,226,960
California School Finance Authority(a) Revenue Bonds River Springs Charter School Project Series 2015 07/01/46	6.375%	3,000,000	3,246,720
07/01/46	6.375%	415,000	449,130
California State Public Works Board Revenue Bonds Judicial Council Projects Series 2011D 12/01/31	5.000%	5,000,000	5,951,150
Various Capital Projects Series 2012A 04/01/37	5.000%	650,000	760,520
California Statewide Communities Development Authority Revenue Bonds Loma Linda University Medical Center Series 2014 12/01/54	5.500%	3,000,000	3,494,220
California Statewide Communities Development Authority(a) Revenue Bonds Loma Linda University Medical Center Series 2016A 12/01/46	5.000%	500,000	572,705
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Junior Lien Series 2014C 01/15/33	6.250%	1,155,000	1,399,952
Series 2014A 01/15/46	5.750%	4,250,000	5,082,532
Glendale Unified School District(b) Unlimited General Obligation Refunding Bonds Series 2015B 09/01/32	0.000%	1,000,000	552,230
09/01/33	0.000%	1,100,000	575,454

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Riverside County Transportation Commission Revenue Bonds Senior Lien Series 2013B(b) 06/01/29	0.000%	2,500,000	1,539,450
Rowland Water District Prerefunded 12/01/18 Certificate of Participation Recycled Water Project Series 2008 12/01/39	6.250%	1,500,000	1,698,090
San Diego Public Facilities Financing Authority Sewer Prerefunded 05/15/19 Revenue Bonds Senior Series 2009A 05/15/34	5.250%	1,500,000	1,692,210
San Francisco City & County Redevelopment Agency Prerefunded 08/01/19 Tax Allocation Bonds Mission Bay South Redevelopment Project Series 2009D 08/01/31	6.500%	500,000	586,945
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A 08/01/41	7.000%	2,000,000	2,473,220
State of California Prerefunded 06/01/17 Unlimited General Obligation Bonds Various Purpose Series 2007 06/01/37	5.000%	750,000	778,665
06/01/37	5.000%	485,000	503,537
Unlimited General Obligation Bonds Various Purpose Series 2007 12/01/37	5.000%	3,000,000	3,164,940
Series 2009 04/01/31	5.750%	15,000,000	16,946,250
Series 2010 03/01/30	5.250%	1,000,000	1,143,350
03/01/33	6.000%	5,625,000	6,638,006
Series 2012 04/01/35	5.250%	4,500,000	5,422,365
Unlimited General Obligation Refunding Bonds Series 2007 08/01/30	4.500%	5,550,000	5,651,953
Various Purpose Series 2016 09/01/33	4.000%	5,000,000	5,751,650
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	2,000	2,008

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996 09/01/17	6.000%	1,630,000	1,667,409
Total			86,590,025
COLORADO 2.9%
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Pinnacle Charter School Building Series 2013 06/01/29	5.000%	700,000	797,405
Colorado Educational & Cultural Facilities Authority(a) Improvement Refunding Revenue Bonds Skyview Charter School Series 2014 07/01/44	5.375%	750,000	822,338
07/01/49	5.500%	700,000	768,922
Colorado Health Facilities Authority Refunding Revenue Bonds Covenant Retirement Communities Series 2015 12/01/35	5.000%	850,000	980,382
NCMC, Inc. Project Series 2016 05/15/31	4.000%	5,000,000	5,647,850
Unrefunded Revenue Bonds Health Facilities Evangelical Lutheran Series 2005 06/01/23	5.250%	125,000	125,441
E-470 Public Highway Authority Revenue Bonds Series 2010C 09/01/26	5.375%	10,325,000	11,713,196
Foothills Metropolitan District Special Assessment Bonds Series 2014 12/01/30	5.750%	1,500,000	1,652,790
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/27	5.500%	735,000	747,495
12/15/37	5.500%	820,000	831,775
Total			24,087,594
DISTRICT OF COLUMBIA 0.5%
District of Columbia Refunding Revenue Bonds Children's Hospital Series 2015 07/15/44	5.000%	2,910,000	3,495,114

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds KIPP Charter School Series 2013 07/01/48	6.000%	300,000	359,124
Total			3,854,238
FLORIDA 4.7%
Capital Trust Agency, Inc. Revenue Bonds 1st Mortgage Tallahassee Tapestry Senior Housing Project Series 2015(a) 12/01/45	7.000%	1,335,000	1,401,990
Central Florida Expressway Authority Refunding Revenue Bonds Series 2016A 07/01/37	4.000%	10,000,000	11,217,300
City of Lakeland Revenue Bonds Lakeland Regional Health Series 2015 11/15/45	5.000%	5,000,000	5,845,250
County of Miami-Dade Refunding Revenue Bonds Series 2016B(c) 04/01/32	4.000%	5,000,000	5,586,850
Florida Development Finance Corp.(a) Revenue Bonds Miami Arts Charter School Project Series 2014A 06/15/34	5.875%	415,000	441,294
Renaissance Charter School Series 2015 06/15/46	6.125%	1,000,000	1,061,060
Florida Municipal Loan Council Revenue Bonds Capital Appreciation Series 2000A (NPFGC)(b) 04/01/20	0.000%	3,470,000	3,195,419
Hillsborough County Aviation Authority Revenue Bonds Tampa International Airport Series 2015A 10/01/44	5.000%	2,220,000	2,645,952
Mid-Bay Bridge Authority Refunding Revenue Bonds Series 2015C 10/01/40	5.000%	1,000,000	1,162,780
Orange County Health Facilities Authority Refunding Revenue Bonds Mayflower Retirement Center Series 2012 06/01/36	5.000%	250,000	273,770

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palm Beach County Health Facilities Authority Prerefunded 11/15/20 Revenue Bonds ACTS Retirement-Life Communities Series 2010 11/15/33	5.500%	5,000,000	5,970,200
Total			38,801,865
GEORGIA 2.0%
Cherokee County Water & Sewer Authority Unrefunded Revenue Bonds Series 1995 (NPFGC) 08/01/25	5.200%	2,665,000	3,248,928
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	6,250,000	7,201,438
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A 02/15/45	5.500%	5,000,000	5,661,900
Total			16,112,266
HAWAII 0.5%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	1,500,000	1,695,870
Series 2010B 07/01/30	5.625%	280,000	321,983
07/01/40	5.750%	370,000	422,836
State of Hawaii Department of Budget & Finance Refunding Revenue Bonds Special Purpose - Kahala Nui Series 2012 11/15/37	5.250%	705,000	793,188
Revenue Bonds Hawaii Pacific University Series 2013A 07/01/33	6.625%	655,000	749,209
Total			3,983,086
IDAHO 0.4%
Idaho Health Facilities Authority Revenue Bonds Terraces of Boise Project Series 2014A 10/01/44	8.000%	1,365,000	1,543,392
10/01/49	8.125%	1,635,000	1,850,444
Total			3,393,836

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ILLINOIS 21.0%
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2013B 01/01/35	5.250%	3,000,000	3,507,960
Series 2014B 01/01/35	5.000%	5,000,000	5,830,850
Chicago O'Hare International Airport Revenue Bonds Customer Facility Charge Senior Lien Series 2013 01/01/43	5.750%	2,285,000	2,732,015
General 3rd Lien Series 2011A 01/01/39	5.750%	1,820,000	2,133,550
Series 2015D 01/01/46	5.000%	4,390,000	5,211,457
City of Chicago Wastewater Transmission Refunding Revenue Bonds 2nd Lien Series 2015C 01/01/39	5.000%	530,000	607,513
Revenue Bonds 2nd Lien Series 2012 01/01/25	5.000%	5,000,000	5,659,900
01/01/42	5.000%	5,000,000	5,507,400
Series 2014 01/01/34	5.000%	1,000,000	1,132,170
01/01/39	5.000%	2,000,000	2,255,840
City of Chicago Waterworks Revenue Bonds 2nd Lien Series 2012 11/01/31	5.000%	2,000,000	2,271,680
Series 2014 11/01/44	5.000%	650,000	745,433
Series 2016 11/01/28	5.000%	860,000	1,038,966
City of Chicago Refunding Revenue Bonds Series 2002 01/01/33	5.000%	5,245,000	5,806,372
01/01/34	5.000%	1,000,000	1,105,500
Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	530,000	542,137
Unlimited General Obligation Bonds Project Series 2011A 01/01/35	5.250%	4,500,000	4,630,185
01/01/40	5.000%	5,000,000	5,033,300

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012A 01/01/33	5.000%	5,000,000	5,094,850
Series 2009C 01/01/34	5.000%	1,890,000	1,906,821
01/01/40	5.000%	3,500,000	3,530,030
Series 2015A 01/01/33	5.500%	1,350,000	1,412,883
Unlimited General Obligation Refunding Bonds Project Series 2014A 01/01/35	5.000%	1,000,000	1,021,090
01/01/36	5.000%	7,500,000	7,639,350
Series 2016C 01/01/35	5.000%	1,000,000	1,022,590
City of Springfield Electric Refunding Revenue Bonds Senior Lien Series 2015 (AGM) 03/01/40	4.000%	5,000,000	5,451,150
Illinois Finance Authority Prerefunded 05/01/19 Revenue Bonds Rush University Medical Center Series 2009C 11/01/39	6.625%	2,150,000	2,499,181
Prerefunded 08/01/17 Revenue Bonds Sherman Health System Series 2007A 08/01/37	5.500%	2,000,000	2,097,240
Prerefunded 08/15/19 Revenue Bonds Silver Cross & Medical Centers Series 2009 08/15/38	6.875%	10,700,000	12,664,520
Refunding Revenue Bonds OSF Healthcare System Series 2015A 11/15/45	5.000%	5,000,000	5,899,000
Rush University Medical Center Series 2015A 11/15/38	5.000%	2,750,000	3,263,397
Series 2015B 11/15/39	5.000%	1,810,000	2,143,221
Silver Cross Hospital & Medical Centers Series 2015C 08/15/35	5.000%	1,500,000	1,746,405
Swedish Covenant Series 2010A 08/15/38	6.000%	2,475,000	2,784,969
Revenue Bonds Northwestern Memorial Hospital Series 2009A 08/15/30	5.750%	3,000,000	3,446,730
Riverside Health System Series 2009 11/15/35	6.250%	1,000,000	1,155,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois Finance Authority(b) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity 04/15/20	0.000%	13,745,000	13,159,738
Metropolitan Pier & Exposition Authority Revenue Bonds Capital Appreciation Series 1993A Escrowed to Maturity (FGIC)(b) 06/15/21	0.000%	1,870,000	1,770,366
Metropolitan Water Reclamation District of Greater Chicago Unlimited General Obligation Refunding Bonds Series 2016A 12/01/27	5.000%	5,000,000	6,349,100
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	5,000,000	5,995,800
State of Illinois Unlimited General Obligation Bonds Series 2013 07/01/26	5.500%	1,955,000	2,237,380
07/01/33	5.500%	5,000,000	5,622,950
07/01/38	5.500%	875,000	974,899
Series 2014 02/01/33	5.250%	3,000,000	3,331,350
05/01/39	5.000%	1,325,000	1,433,637
Series 2016 06/01/37	4.000%	5,000,000	4,944,000
01/01/41	5.000%	4,790,000	5,265,407
Total			171,616,222
INDIANA 0.4%
Hospital Authority of Vigo County Revenue Bonds Union Hospital, Inc. Series 2007(a) 09/01/37	5.700%	1,050,000	1,079,547
Indiana Finance Authority Refunding Revenue Bonds Sisters of St. Francis Health Series 2008 11/01/32	5.375%	1,000,000	1,092,490
Revenue Bonds Parkview Health System Series 2009A 05/01/31	5.750%	1,000,000	1,131,990
Total			3,304,027

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
IOWA 1.5%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/39	5.125%	2,425,000	2,428,468
Iowa Finance Authority Refunding Revenue Bonds Sunrise Retirement Community Series 2012 09/01/27	5.000%	1,000,000	1,036,260
09/01/32	5.500%	1,500,000	1,570,185
09/01/43	5.750%	830,000	870,163
Revenue Bonds Genesis Health System Series 2013 07/01/33	5.000%	5,000,000	5,911,900
Total			11,816,976
KANSAS 0.6%
University of Kansas Hospital Authority Improvement Refunding Revenue Bonds Kansas University Health System Series 2015 09/01/45	5.000%	3,725,000	4,437,816
KENTUCKY 1.6%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health System Series 2010B 03/01/40	6.375%	1,700,000	1,963,245
Revenue Bonds Baptist Healthcare System Series 2009A 08/15/27	5.625%	1,000,000	1,086,790
Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/33	6.000%	800,000	861,432
Owensboro Medical Health System Series 2010A 03/01/45	6.500%	2,950,000	3,415,598
Louisville/Jefferson County Metropolitan Government Refunding Revenue Bonds Norton Healthcare, Inc. Series 2016(c) 10/01/34	4.000%	5,000,000	5,530,950
Total			12,858,015

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
LOUISIANA 2.4%
Ascension Parish Industrial Development Board, Inc. Revenue Bonds Impala Warehousing LLC Series 2011 07/01/36	6.000%	4,000,000	4,507,240
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	1,750,000	2,106,160
Louisiana Public Facilities Authority Refunding Revenue Bonds 19th Judicial District Court Series 2015 (AGM) 06/01/36	5.000%	1,000,000	1,172,020
Ochsner Clinic Foundation Series 2016 05/15/36	4.000%	6,225,000	6,755,183
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/40	6.500%	4,600,000	5,143,858
Total			19,684,461
MARYLAND 0.5%
Maryland Economic Development Corp. Revenue Bonds Purple Line Light Rail Project Series 2016 AMT(d) 03/31/41	5.000%	2,400,000	2,906,952
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds Meritus Medical Center Issue Series 2015 07/01/40	5.000%	1,200,000	1,414,392
Total			4,321,344
MASSACHUSETTS 0.4%
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC) 01/01/27	5.500%	500,000	667,225
Massachusetts Health & Educational Facilities Authority Revenue Bonds Milford Regional Medical Center Series 2007E 07/15/37	5.000%	2,200,000	2,274,910
Total			2,942,135

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MICHIGAN 2.9%
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	1,700,000	1,948,778
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2011A 07/01/41	5.250%	1,500,000	1,684,725
Grand Traverse County Hospital Finance Authority Revenue Bonds Munson Healthcare Series 2014A 07/01/47	5.000%	505,000	587,073
Michigan Finance Authority Refunding Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-6 07/01/33	5.000%	430,000	502,442
Series 2015 11/15/45	5.000%	1,220,000	1,446,700
Revenue Bonds Beaumont Health Credit Group Series 2016S 11/01/44	5.000%	7,500,000	8,937,975
Local Government Loan Program - Detroit Series 2015 07/01/34	5.000%	1,000,000	1,178,660
Wayne County Airport Authority Revenue Bonds Series 2015D 12/01/45	5.000%	6,455,000	7,603,022
Total			23,889,375
MINNESOTA 3.0%
City of Blaine Refunding Revenue Bonds Crest View Senior Community Project Series 2015 07/01/50	6.125%	3,000,000	3,279,930
City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010 12/01/26	5.750%	2,000,000	2,056,460
City of Minneapolis Prerefunded 11/15/18 Revenue Bonds Fairview Health Services Series 2008A 11/15/23	6.375%	1,000,000	1,130,590
11/15/32	6.750%	1,000,000	1,139,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of North Oaks Revenue Bonds Presbyterian Homes Series 2007 10/01/47	6.500%	5,000,000	5,184,350
City of St. Louis Park Prerefunded 07/01/18 Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/30	5.750%	800,000	879,104
Prerefunded 07/01/19 Revenue Bonds Park Nicollet Health Services Series 2009 07/01/39	5.750%	2,350,000	2,694,886
Housing & Redevelopment Authority of The City of St. Paul Refunding Revenue Bonds HealthEast Care System Project Series 2015 11/15/40	5.000%	400,000	474,440
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC) 04/01/27	5.450%	16,498	16,692
Minnesota Higher Education Facilities Authority Revenue Bonds Hamline University 7th Series 2011K2 10/01/40	6.000%	2,250,000	2,633,332
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010 03/01/35	6.350%	1,000,000	1,089,310
03/01/40	6.500%	700,000	766,507
St. Cloud Housing & Redevelopment Authority Revenue Bonds Sanctuary St. Cloud Project Series 2016A(c) 08/01/36	5.250%	2,850,000	2,849,886
Total			24,194,607
MISSISSIPPI 0.2%
Mississippi Business Finance Corp. Revenue Bonds Series 2009A 05/01/24	4.700%	1,040,000	1,125,072
Mississippi Home Corp. Revenue Bonds Series 2007E-1 (GNMA/FNMA) 12/01/37	5.850%	340,000	362,199
Total			1,487,271

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MISSOURI 3.8%
Arnold Retail Corridor Transportation Development District Revenue Bonds Series 2010 05/01/38	6.650%	5,000,000	5,303,100
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/25	6.000%	475,000	497,544
City of St. Louis Airport Revenue Bonds Lambert-St. Louis International Airport Series 2009A-1 07/01/34	6.625%	5,000,000	5,727,600
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds Lutheran Senior Services Series 2011 02/01/41	6.000%	650,000	750,867
Series 2014 02/01/44	5.000%	2,275,000	2,555,985
Medical Research Lutheran Services Series 2016A 02/01/36	5.000%	1,000,000	1,167,950
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/39	8.250%	3,000,000	3,406,560
Missouri Development Finance Board Revenue Bonds St. Joseph Sewage System Improvements Series 2011 05/01/31	5.250%	500,000	567,820
Missouri Joint Municipal Electric Utility Commission Refunding Revenue Bonds Series 2016A 12/01/41	4.000%	5,000,000	5,512,750
St. Louis County Industrial Development Authority Refunding Revenue Bonds St. Andrew's Resources for Seniors Obligated Group Series 2015 12/01/35	5.000%	1,500,000	1,612,230
Revenue Bonds Friendship Village Sunset Hills Series 2012 09/01/32	5.000%	1,120,000	1,250,390
09/01/42	5.000%	2,000,000	2,209,320
Series 2013A 09/01/23	5.000%	690,000	805,699
Total			31,367,815
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEBRASKA 1.5%
Douglas County Hospital Authority No. 2 Revenue Bonds Madonna Rehabilitation Hospital Series 2014 05/15/44	5.000%	4,350,000	4,979,750
Unrefunded Revenue Bonds Health Facilities-Children's Hospital Medical Center Series 2008 08/15/31	6.125%	1,275,000	1,342,167
Douglas County Hospital Authority No. 3 Refunding Revenue Bonds Health Facilities - Nebraska Methodist Health System Series 2015 11/01/36	4.125%	2,000,000	2,157,080
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1 07/01/33	6.000%	3,500,000	3,844,085
Total			12,323,082
NEVADA 1.0%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/33	5.000%	2,600,000	2,911,922
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A 07/01/34	5.125%	4,250,000	4,763,527
State of Nevada Department of Business & Industry Revenue Bonds Somerset Academy Series 2015A(a) 12/15/35	5.000%	570,000	595,576
Total			8,271,025
NEW JERSEY 1.7%
New Jersey Economic Development Authority Refunding Revenue Bonds Series 2015XX 06/15/21	5.000%	4,500,000	5,027,580
Revenue Bonds MSU Student Housing Project-Provident Series 2010 06/01/31	5.750%	1,500,000	1,699,095
Provident Group-Rowan Properties LLC Series 2015 01/01/48	5.000%	1,200,000	1,351,728

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015WW 06/15/40	5.250%	375,000	425,610
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation Program Series 2015AA 06/15/41	5.250%	5,000,000	5,674,800
Total			14,178,813
NEW MEXICO 0.3%
New Mexico Hospital Equipment Loan Council Prerefunded 08/01/18 Revenue Bonds Presbyterian Healthcare Services Series 2008 08/01/32	6.375%	685,000	762,939
08/01/32	6.375%	1,480,000	1,648,395
Total			2,411,334
NEW YORK 2.4%
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009 07/15/30	6.000%	1,500,000	1,719,165
Metropolitan Transportation Authority Refunding Revenue Bonds Series 2012A(b) 11/15/32	0.000%	2,605,000	1,710,573
New York State Dormitory Authority Revenue Bonds Consolidated City University System 2nd Generation Series 1993A 07/01/18	5.750%	2,385,000	2,531,940
New York State Thruway Authority Revenue Bonds Junior Lien Series 2016A 01/01/38	4.000%	1,000,000	1,124,320
New York Transportation Development Corp. Revenue Bonds Laguardia Airport Terminal B Redevelopment Series 2016 AMT(d) 07/01/41	4.000%	5,925,000	6,199,327
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	5,000,000	5,881,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Healthcare Corp. Prerefunded 11/01/20 Revenue Bonds Senior Lien Series 2010C 11/01/37	6.125%	580,000	708,134
Unrefunded Revenue Bonds Senior Lien Series 2010C-2 11/01/37	6.125%	70,000	80,977
Total			19,956,186
NORTH CAROLINA 0.7%
North Carolina Capital Facilities Finance Agency Refunding Revenue Bonds Wake Forest University Series 2016 01/01/36	4.000%	4,705,000	5,339,422
OHIO 1.9%
Buckeye Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Revenue Bonds Series 2007A-2 06/01/47	5.875%	7,500,000	7,443,300
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011 08/01/36	5.250%	1,870,000	2,112,427
County of Lucas Prerefunded 11/01/20 Improvement Revenue Bonds Lutheran Homes Series 2010A 11/01/35	6.625%	5,000,000	6,197,050
Total			15,752,777
OREGON 0.3%
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/44	5.400%	525,000	591,560
Oregon Health & Science University Prerefunded 06/01/19 Revenue Bonds Series 2009A 07/01/39	5.750%	1,500,000	1,717,305
Total			2,308,865
PENNSYLVANIA 5.0%
Allegheny County Hospital Development Authority Refunding Revenue Bonds Capital Appreciation Magee-Women's Hospital Project Series 1992 Escrowed to Maturity (NPFGC/FGIC)(b) 10/01/17	0.000%	5,115,000	5,064,975

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Financing Authority Revenue Bonds Series 2015A 06/01/35	5.000%	1,950,000	2,285,439
Cumberland County Municipal Authority Refunding Revenue Bonds Diakon Lutheran Ministries Series 2015 01/01/38	5.000%	1,280,000	1,495,181
East Hempfield Township Industrial Development Authority Revenue Bonds Student Service, Inc. Student Housing Project Series 2014 07/01/46	5.000%	1,000,000	1,104,430
Lancaster County Hospital Authority Refunding Revenue Bonds Masonic Villages of the Grand Lodge of Pennsylvania Series 2015 11/01/35	5.000%	700,000	830,165
Montgomery County Industrial Development Authority Refunding Revenue Bonds Albert Einstein HealthCare Network Series 2015 01/15/45	5.250%	1,850,000	2,120,285
Northampton County General Purpose Authority Prerefunded 08/15/18 Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/28	5.375%	1,000,000	1,096,070
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010 07/01/43	6.000%	750,000	822,173
Shippensburg University Series 2011 10/01/31	6.000%	2,000,000	2,288,480
Pennsylvania Housing Finance Agency Refunding Revenue Bonds Series 2016-120 10/01/46	3.500%	2,800,000	3,018,232
Pennsylvania Turnpike Commission Refunding Subordinated Revenue Bonds Mass Transit Projects Series 2016A-1 12/01/41	5.000%	4,800,000	5,623,584
Revenue Bonds Series 2014C 12/01/44	5.000%	2,500,000	2,971,875
Series 2015B 12/01/40	5.000%	2,500,000	2,933,425
Series 2016A-1 12/01/41	5.000%	5,000,000	5,978,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Philadelphia Authority for Industrial Development Revenue Bonds First Philadelphia Preparatory Charter School Series 2014 06/15/43	7.250%	750,000	905,947
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009 04/01/34	6.500%	700,000	788,725
Pocono Mountains Industrial Park Authority Revenue Bonds St. Luke's Hospital-Monroe Project Series 2015 08/15/40	5.000%	1,450,000	1,687,307
Total			41,014,393
SOUTH CAROLINA 1.2%
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC) 01/01/21	6.250%	1,000,000	1,220,110
South Carolina Jobs-Economic Development Authority Revenue Bonds York Preparatory Academy Project Series 2014A 11/01/45	7.250%	1,315,000	1,492,985
South Carolina Public Service Authority Refunding Revenue Bonds Series 2014C 12/01/46	5.000%	5,000,000	5,910,700
Revenue Bonds Series 2015E 12/01/55	5.250%	1,085,000	1,311,993
Total			9,935,788
SOUTH DAKOTA 0.2%
South Dakota Health & Educational Facilities Authority Refunding Revenue Bonds Sanford Obligated Group Series 2015 11/01/45	5.000%	1,580,000	1,874,370
TENNESSEE 0.7%
Chattanooga Health Educational & Housing Facility Board Refunding Revenue Bonds Student Housing - CDFI Phase I Series 2015 10/01/35	5.000%	355,000	418,407

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Refunding Revenue Bonds Lipscomb University Project Series 2016A 10/01/41	5.000%	3,370,000	3,966,692
Revenue Bonds Vanderbilt University Medical Center Series 2016 07/01/46	5.000%	1,200,000	1,441,128
Total			5,826,227
TEXAS 6.9%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010 07/01/30	5.875%	185,000	208,776
07/01/45	6.200%	1,100,000	1,259,544
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B 04/01/45	6.125%	550,000	632,880
Central Texas Regional Mobility Authority Prerefunded 01/01/21 Revenue Bonds Senior Lien Series 2011 01/01/41	6.000%	5,580,000	6,811,004
Revenue Bonds Senior Lien Series 2015A 01/01/40	5.000%	2,000,000	2,374,740
Central Texas Turnpike System Subordinated Refunding Revenue Bonds Series 2015C 08/15/42	5.000%	2,500,000	2,913,250
Central Texas Turnpike System(b) Refunding Revenue Bonds Series 2015B 08/15/37	0.000%	2,000,000	896,860
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A 11/15/35	5.250%	2,000,000	2,189,980
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011 08/15/31	5.500%	1,750,000	1,958,582
Series 2012 08/15/32	5.000%	580,000	651,868
08/15/42	5.000%	1,500,000	1,668,195

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013 08/15/33	6.000%	260,000	317,502
International Leadership Series 2015 08/15/38	5.750%	2,015,000	2,260,870
Series 2015A 12/01/45	5.000%	400,000	455,696
Harris County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds YMCA Greater Houston Area Series 2013A 06/01/38	5.000%	1,500,000	1,677,300
Harris County Health Facilities Development Corp. Prerefunded 12/01/18 Revenue Bonds Memorial Hermann Healthcare System Series 2008B 12/01/35	7.250%	2,200,000	2,535,060
Houston Higher Education Finance Corp. Prerefunded 05/15/21 Revenue Bonds Cosmos Foundation, Inc. Series 2011 05/15/31	6.500%	270,000	341,015
Unrefunded Revenue Bonds Cosmos Foundation, Inc. Series 2011 05/15/31	6.500%	230,000	279,080
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds Cardinal Bay, Inc. - Village on the Park Series 2016 07/01/36	4.250%	1,500,000	1,594,875
07/01/51	4.750%	750,000	812,130
Collegiate Housing Corpus Christi Series 2016 04/01/31	5.000%	335,000	394,881
04/01/36	5.000%	355,000	411,303
Collegiate Housing Tarleton State University Series 2015 04/01/47	5.000%	2,465,000	2,786,633
NCCD-College Station Properties LLC Series 2015A 07/01/47	5.000%	6,000,000	6,713,700
North Texas Tollway Authority Refunding Revenue Bonds 2nd Tier Series 2015A 01/01/38	5.000%	1,730,000	2,053,718
Series 2016A 01/01/39	4.000%	435,000	481,380
System-2nd Tier 01/01/31	5.000%	585,000	700,134
Northwest Independent School District Unlimited General Obligation Refunding Bonds Series 2016A(c) 02/15/34	4.000%	1,545,000	1,744,938

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Red River Health Facilities Development Corp. Revenue Bonds MRC Crossings Project Series 2014A 11/15/44	7.750%	500,000	599,325
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/40	6.700%	800,000	939,584
Tarrant County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Barton Creek Senior Living Center Series 2015 11/15/40	5.000%	605,000	690,359
Baylor Scott & White Health Series 2016 11/15/36	4.000%	1,000,000	1,094,960
Trinity Terrace Project Series 2014 10/01/49	5.000%	750,000	847,140
Revenue Bonds Stayton at Museum Way Series 2009A 11/15/44	8.250%	3,000,000	3,194,970
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/32	5.000%	1,250,000	1,415,800
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/29	5.500%	500,000	552,685
Total			56,460,717
VIRGINIA 0.5%
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/47	5.000%	3,250,000	3,672,045
WASHINGTON 2.2%
Energy Northwest Unrefunded Revenue Bonds Columbia Generating Station Series 2007 07/01/22	5.000%	2,005,000	2,085,441
King County Public Hospital District No. 4 Revenue Bonds Series 2015A 12/01/35	6.000%	1,000,000	1,035,160

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington Health Care Facilities Authority Revenue Bonds Overlake Hospital Medical Center Series 2010 07/01/30	5.500%	3,000,000	3,452,910
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009 10/01/40	5.625%	1,050,000	1,168,534
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing-Mirabella Series 2012 10/01/47	6.750%	3,000,000	3,317,580
Revenue Bonds Heron's Key Series 2015A 07/01/45	7.000%	200,000	217,320
Skyline at First Hill Project Series 2007A 01/01/38	5.625%	5,500,000	5,540,260
Washington State Housing Finance Commission(a) Refunding Revenue Bonds Skyline 1st Hill Project Series 2015 01/01/35	5.750%	425,000	443,114
01/01/45	6.000%	595,000	620,097
Washington State Housing Finance Commission(a)(c) Refunding Revenue Bonds Bayview Manor Homes Series 2016A 07/01/46	5.000%	425,000	454,095
Total			18,334,511
WEST VIRGINIA 0.1%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Co.-Amos Project Series 2010A 12/01/38	5.375%	900,000	1,025,874
WISCONSIN 5.6%
Public Finance Authority Refunding Revenue Bonds Celanese Project Series 2016D 11/01/30	4.050%	1,000,000	1,043,400
Revenue Bonds FFAH NC & MO Portfolio Series 2015 12/01/45	5.000%	2,000,000	2,151,240
Rose Villa Project Series 2014A 11/15/49	6.000%	1,645,000	1,871,484

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	3,000,000	3,389,850
Wisconsin Health & Educational Facilities Authority Prerefunded 02/15/19 Revenue Bonds ProHealth Care, Inc. Obligation Group Series 2009 02/15/39	6.625%	5,300,000	6,097,809
Prerefunded 04/01/18 Revenue Bonds Riverview Hospital Association Series 2008 04/01/38	5.750%	3,000,000	3,258,780
Prerefunded 09/01/22 Revenue Bonds Watertown Regional Medical Center Series 2012 09/01/42	5.000%	2,270,000	2,773,009
Prerefunded 12/03/18 Revenue Bonds Medical College of Wisconsin Series 2008A 12/01/35	5.250%	3,260,000	3,601,420
Refunding Revenue Bonds Ascension Health Credit Group Series 2016 11/15/36	4.000%	8,000,000	8,860,480
11/15/39	4.000%	2,000,000	2,204,280
Saint John's Communities, Inc. Series 2015B 09/15/45	5.000%	1,000,000	1,105,850
Revenue Bonds Aurora Health Care, Inc. Series 2010A 04/15/39	5.625%	1,400,000	1,581,132
Beaver Dam Community Hospitals Series 2013A 08/15/28	5.125%	3,375,000	3,793,973
Marshfield Clinic Series 2012B 02/15/32	5.000%	2,000,000	2,302,040
ThedaCare, Inc. Series 2015 12/15/44	5.000%	1,275,000	1,505,048
Unrefunded Revenue Bonds Medical College of Wisconsin Series 2008A 12/01/35	5.250%	340,000	370,729
Total			45,910,524
WYOMING 0.1%
County of Laramie Revenue Bonds Cheyenne Regional Medical Center Project Series 2012 05/01/32	5.000%	1,000,000	1,138,830
Total Municipal Bonds (Cost: $714,369,220)			789,622,537

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds Held in Trust 0.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MASSACHUSETTS 0.6%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(a)(e) 11/15/36	5.500%	4,000,000	4,452,880
Total Municipal Bonds Held in Trust (Cost: $4,024,814)			4,452,880

Floating Rate Notes 3.5%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
MASSACHUSETTS 0.7%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2014A(e) 03/01/26	0.360%	6,300,000	6,300,000
MINNESOTA 0.1%
City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Children's Health Care Facilities VRDN Series 2004A (AGM)(e) 08/15/34	0.400%	550,000	550,000
MISSOURI 0.8%
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds The Washington University Series 2014D(e) 09/01/30	0.370%	6,500,000	6,500,000

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
NEW HAMPSHIRE 0.2%
New Hampshire Health & Education Facilities Authority Act Revenue Bonds University System of New Hampshire Series 2016A2(e) 07/01/35	0.370%	2,000,000	2,000,000
NEW YORK 0.1%
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Subseries 2015B-2-RE(e) 01/01/32	0.350%	500,000	500,000
NORTH CAROLINA 1.2%
Charlotte-Mecklenburg Hospital Authority (The) Revenue Bonds Carolinas HealthCare System Group VRDN Series 2007H (Wells Fargo Bank)(e)(f) 01/15/45	0.370%	9,750,000	9,750,000
VIRGINIA 0.4%
Virginia College Building Authority Revenue Bonds University of Richmond Project Series 2009(e) 11/01/36	0.370%	3,050,000	3,050,000
Total Floating Rate Notes (Cost: $28,650,000)			28,650,000
Total Investments (Cost: $747,044,034)			822,725,417
Other Assets & Liabilities, Net			(3,892,632)
Net Assets			818,832,785

At July 31, 2016, cash totaling $479,250 was pledged as collateral.

Investments in Derivatives

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	(355)	USD	(47,231,641)	09/2016	—	(649,659)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At July 31, 2016, the value of these securities amounted to $21,507,252 or 2.63% of net assets.

(b)  Zero coupon bond.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Income from this security may be subject to alternative minimum tax.

(e)  Variable rate security.

(f)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	789,622,537	—	789,622,537
Municipal Bonds Held in Trust	—	4,452,880	—	4,452,880
Floating Rate Notes	—	28,650,000	—	28,650,000
Total Investments	—	822,725,417	—	822,725,417
Derivatives
Liabilities
Futures Contracts	(649,659)	—	—	(649,659)
Total	(649,659)	822,725,417	—	822,075,758

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
(identified cost $747,044,034)	$822,725,417
Cash	5,891,739
Margin deposits	479,250
Receivable for:
Investments sold	54,079
Capital shares sold	4,906,480
Interest	7,751,404
Expense reimbursement due from Investment Manager	1,015
Prepaid expenses	6,065
Total assets	841,815,449
Liabilities
Short-term floating rate notes outstanding	3,000,000
Payable for:
Investments purchased on a delayed delivery basis	16,112,139
Capital shares purchased	1,143,381
Dividend distributions to shareholders	2,397,794
Variation margin	171,953
Management services fees	10,643
Distribution and/or service fees	5,257
Transfer agent fees	44,779
Compensation of board members	50,871
Other expenses	45,847
Total liabilities	22,982,664
Net assets applicable to outstanding capital stock	$818,832,785
Represented by
Paid-in capital	$742,243,109
Undistributed net investment income	1,555,390
Accumulated net realized gain	2,562
Unrealized appreciation (depreciation) on:
Investments	75,681,383
Futures contracts	(649,659)
Total — representing net assets applicable to outstanding capital stock	$818,832,785

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A
Net assets	$654,691,192
Shares outstanding	156,550,190
Net asset value per share	$4.18
Maximum offering price per share(a)	$4.31
Class B
Net assets	$282,915
Shares outstanding	67,647
Net asset value per share	$4.18
Class C
Net assets	$28,895,653
Shares outstanding	6,906,805
Net asset value per share	$4.18
Class R4
Net assets	$8,841,411
Shares outstanding	2,117,512
Net asset value per share	$4.18
Class R5
Net assets	$6,128,959
Shares outstanding	1,468,070
Net asset value per share	$4.17
Class Z
Net assets	$119,992,655
Shares outstanding	28,765,342
Net asset value per share	$4.17

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Interest	$31,821,022
Total income	31,821,022
Expenses:
Management services fees	3,251,781
Distribution and/or service fees
Class A	1,500,596
Class B	3,776
Class C	203,885
Transfer agent fees
Class A	432,445
Class B	267
Class C	14,858
Class R4	2,030
Class R5	1,724
Class Z	39,250
Compensation of board members	18,699
Custodian fees	5,735
Printing and postage fees	44,047
Registration fees	108,562
Audit fees	28,801
Legal fees	13,010
Interest expense	20,747
Other	20,967
Total expenses	5,711,180
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(251,237)
Expense reductions	(20)
Total net expenses	5,459,923
Net investment income	26,361,099
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,782,797
Futures contracts	(428,429)
Net realized gain	3,354,368
Net change in unrealized appreciation (depreciation) on:
Investments	26,433,516
Futures contracts	(649,659)
Net change in unrealized appreciation	25,783,857
Net realized and unrealized gain	29,138,225
Net increase in net assets resulting from operations	$55,499,324

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations
Net investment income	$26,361,099	$24,296,950
Net realized gain	3,354,368	5,919,908
Net change in unrealized appreciation (depreciation)	25,783,857	(3,399,733)
Net increase in net assets resulting from operations	55,499,324	26,817,125
Distributions to shareholders
Net investment income
Class A	(23,579,061)	(22,685,264)
Class B	(12,067)	(26,787)
Class C	(642,563)	(548,518)
Class R4	(109,938)	(27,314)
Class R5	(141,955)	(16,905)
Class Z	(2,162,695)	(813,368)
Net realized gains
Class A	(1,768,491)	—
Class B	(1,234)	—
Class C	(54,766)	—
Class R4	(4,902)	—
Class R5	(3,850)	—
Class Z	(100,965)	—
Total distributions to shareholders	(28,582,487)	(24,118,156)
Increase in net assets from capital stock activity	177,497,024	42,807,094
Total increase in net assets	204,413,861	45,506,063
Net assets at beginning of year	614,418,924	568,912,861
Net assets at end of year	$818,832,785	$614,418,924
Undistributed net investment income	$1,555,390	$1,842,570

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	27,539,259	112,998,005	19,049,307	77,221,923
Distributions reinvested	5,210,601	21,300,569	4,532,313	18,421,620
Redemptions	(18,234,838)	(74,636,948)	(17,158,518)	(69,522,953)
Net increase	14,515,022	59,661,626	6,423,102	26,120,590
Class B shares
Subscriptions	—	—	2,823	11,362
Distributions reinvested	2,878	11,730	6,209	25,261
Redemptions(a)	(56,855)	(231,946)	(152,796)	(621,140)
Net decrease	(53,977)	(220,216)	(143,764)	(584,517)
Class C shares
Subscriptions	3,172,090	13,071,773	1,291,657	5,261,029
Distributions reinvested	163,519	669,396	129,104	524,902
Redemptions	(565,353)	(2,317,633)	(804,064)	(3,266,630)
Net increase	2,770,256	11,423,536	616,697	2,519,301
Class R4 shares
Subscriptions	1,916,192	7,921,193	162,943	657,763
Distributions reinvested	27,777	114,305	6,635	26,862
Redemptions	(96,553)	(395,496)	(967)	(3,898)
Net increase	1,847,416	7,640,002	168,611	680,727
Class R5 shares
Subscriptions	1,347,228	5,491,475	115,291	468,825
Distributions reinvested	35,337	145,213	4,052	16,454
Redemptions	(50,975)	(209,087)	(5,623)	(22,655)
Net increase	1,331,590	5,427,601	113,720	462,624
Class Z shares
Subscriptions	25,230,258	103,770,392	4,983,179	20,257,355
Distributions reinvested	421,523	1,730,216	118,899	481,422
Redemptions	(2,911,784)	(11,936,133)	(1,767,838)	(7,130,408)
Net increase	22,739,997	93,564,475	3,334,240	13,608,369
Total net increase	43,150,304	177,497,024	10,512,606	42,807,094

(a)   Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,										Year Ended November 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$4.02		$4.00		$3.83		$4.09		$3.82		$3.74
Income from investment operations:
Net investment income	0.16		0.17		0.17		0.16		0.11		0.17
Net realized and unrealized gain (loss)	0.17		0.02		0.17		(0.26)		0.27		0.08
Total from investment operations	0.33		0.19		0.34		(0.10)		0.38		0.25
Less distributions to shareholders:
Net investment income	(0.16)		(0.17)		(0.17)		(0.16)		(0.11)		(0.17)
Net realized gains	(0.01)		—		—		—		—		—
Total distributions to shareholders	(0.17)		(0.17)		(0.17)		(0.16)		(0.11)		(0.17)
Net asset value, end of period	$4.18		$4.02		$4.00		$3.83		$4.09		$3.82
Total return	8.45%		4.67%		9.02%		(2.51%)		10.16%		6.86%
Ratios to average net assets(b)
Total gross expenses	0.84	%(c)	0.84	%(c)	0.85	%(c)	0.84	%(d)	0.84	%(d)(e)	0.83	%(d)
Total net expenses(f)	0.80	%(c)(g)	0.81	%(c)	0.81	%(c)	0.81	%(d)	0.80	%(d)(e)	0.80	%(d)
Net investment income	3.89%		4.10%		4.35%		4.02%		4.27	%(e)	4.56%
Supplemental data
Net assets, end of period (in thousands)	$654,691		$571,464		$542,530		$572,179		$623,462		$584,728
Portfolio turnover	11%		16%		22%		16%		13%		30%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012 and November 30, 2011. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended November 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$4.02		$4.00		$3.83		$4.09		$3.82		$3.74
Income from investment operations:
Net investment income	0.13		0.14		0.14		0.13		0.09		0.14
Net realized and unrealized gain (loss)	0.17		0.01		0.17		(0.26)		0.27		0.08
Total from investment operations	0.30		0.15		0.31		(0.13)		0.36		0.22
Less distributions to shareholders:
Net investment income	(0.13)		(0.13)		(0.14)		(0.13)		(0.09)		(0.14)
Net realized gains	(0.01)		—		—		—		—		—
Total distributions to shareholders	(0.14)		(0.13)		(0.14)		(0.13)		(0.09)		(0.14)
Net asset value, end of period	$4.18		$4.02		$4.00		$3.83		$4.09		$3.82
Total return	7.64%		3.88%		8.21%		(3.23%)		9.60%		6.06%
Ratios to average net assets(b)
Total gross expenses	1.59	%(c)	1.59	%(c)	1.60	%(c)	1.59	%(d)	1.59	%(d)(e)	1.58	%(d)
Total net expenses(f)	1.55	%(c)(g)	1.56	%(c)	1.56	%(c)	1.56	%(d)	1.55	%(d)(e)	1.55	%(d)
Net investment income	3.16%		3.35%		3.59%		3.27%		3.51	%(e)	3.83%
Supplemental data
Net assets, end of period (in thousands)	$283		$489		$1,062		$1,791		$2,612		$3,544
Portfolio turnover	11%		16%		22%		16%		13%		30%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012 and November 30, 2011. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended November 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$4.02		$4.00		$3.83		$4.09		$3.82		$3.74
Income from investment operations:
Net investment income	0.13		0.14		0.14		0.13		0.09		0.14
Net realized and unrealized gain (loss)	0.17		0.02		0.17		(0.26)		0.27		0.08
Total from investment operations	0.30		0.16		0.31		(0.13)		0.36		0.22
Less distributions to shareholders:
Net investment income	(0.13)		(0.14)		(0.14)		(0.13)		(0.09)		(0.14)
Net realized gains	(0.01)		—		—		—		—		—
Total distributions to shareholders	(0.14)		(0.14)		(0.14)		(0.13)		(0.09)		(0.14)
Net asset value, end of period	$4.18		$4.02		$4.00		$3.83		$4.09		$3.82
Total return	7.64%		3.89%		8.21%		(3.23%)		9.60%		6.07%
Ratios to average net assets(b)
Total gross expenses	1.59	%(c)	1.59	%(c)	1.60	%(c)	1.59	%(d)	1.59	%(d)(e)	1.58	%(d)
Total net expenses(f)	1.55	%(c)(g)	1.56	%(c)	1.56	%(c)	1.56	%(d)	1.55	%(d)(e)	1.55	%(d)
Net investment income	3.12%		3.35%		3.59%		3.27%		3.51	%(e)	3.81%
Supplemental data
Net assets, end of period (in thousands)	$28,896		$16,649		$14,086		$15,017		$13,106		$9,686
Portfolio turnover	11%		16%		22%		16%		13%		30%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012 and November 30, 2011. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$4.01		$3.99		$3.83		$4.08
Income from investment operations:
Net investment income	0.17		0.18		0.18		0.06
Net realized and unrealized gain (loss)	0.18		0.02		0.16		(0.25)
Total from investment operations	0.35		0.20		0.34		(0.19)
Less distributions to shareholders:
Net investment income	(0.17)		(0.18)		(0.18)		(0.06)
Net realized gains	(0.01)		—		—		—
Total distributions to shareholders	(0.18)		(0.18)		(0.18)		(0.06)
Net asset value, end of period	$4.18		$4.01		$3.99		$3.83
Total return	8.99%		4.93%		9.02%		(4.65%)
Ratios to average net assets(b)
Total gross expenses	0.60	%(c)	0.60	%(c)	0.60	%(c)	0.58	%(d)(e)
Total net expenses(f)	0.55	%(c)(g)	0.56	%(c)	0.56	%(c)	0.57	%(d)(e)
Net investment income	4.07%		4.38%		4.60%		4.38	%(d)
Supplemental data
Net assets, end of period (in thousands)	$8,841		$1,084		$405		$51
Portfolio turnover	11%		16%		22%		16%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Annualized.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the year ended July 31, 2013. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016		2015		2014(a)
Per share data
Net asset value, beginning of period	$4.02		$3.99		$3.80
Income from investment operations:
Net investment income	0.17		0.18		0.12
Net realized and unrealized gain	0.16		0.03		0.18
Total from investment operations	0.33		0.21		0.30
Less distributions to shareholders:
Net investment income	(0.17)		(0.18)		(0.11)
Net realized gains	(0.01)		—		—
Total distributions to shareholders	(0.18)		(0.18)		(0.11)
Net asset value, end of period	$4.17		$4.02		$3.99
Total return	8.45%		5.18%		8.07%
Ratios to average net assets(b)
Total gross expenses	0.57	%(c)	0.57	%(c)	0.58	%(c)(d)
Total net expenses(e)	0.56	%(c)	0.56	%(c)	0.55	%(c)(d)
Net investment income	4.08%		4.35%		4.62	%(d)
Supplemental data
Net assets, end of period (in thousands)	$6,129		$548		$91
Portfolio turnover	11%		16%		22%

Notes to Financial Highlights

(a)  Based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
32

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended November 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$4.01		$3.99		$3.82		$4.08		$3.81		$3.73
Income from investment operations:
Net investment income	0.17		0.18		0.18		0.17		0.12		0.18
Net realized and unrealized gain (loss)	0.17		0.02		0.17		(0.26)		0.27		0.08
Total from investment operations	0.34		0.20		0.35		(0.09)		0.39		0.26
Less distributions to shareholders:
Net investment income	(0.17)		(0.18)		(0.18)		(0.17)		(0.12)		(0.18)
Net realized gains	(0.01)		—		—		—		—		—
Total distributions to shareholders	(0.18)		(0.18)		(0.18)		(0.17)		(0.12)		(0.18)
Net asset value, end of period	$4.17		$4.01		$3.99		$3.82		$4.08		$3.81
Total return	8.73%		4.93%		9.30%		(2.28%)		10.36%		7.15%
Ratios to average net assets(b)
Total gross expenses	0.60	%(c)	0.59	%(c)	0.60	%(c)	0.59	%(d)	0.60	%(d)(e)	0.57	%(d)
Total net expenses(f)	0.55	%(c)(g)	0.56	%(c)	0.56	%(c)	0.56	%(d)	0.55	%(d)(e)	0.55	%(d)
Net investment income	4.09%		4.36%		4.63%		4.26%		4.51	%(e)	4.76%
Supplemental data
Net assets, end of period (in thousands)	$119,993		$24,184		$10,739		$2,336		$1,983		$184
Portfolio turnover	11%		16%		22%		16%		13%		30%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the years ended July 31, 2013, 2012 and November 30, 2011. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
33

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Strategic Municipal Income Fund (formerly known as Columbia AMT-Free Tax-Exempt Bond Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective April 18, 2016, Columbia AMT-Free Tax-Exempt Bond Fund was renamed Columbia Strategic Municipal Income Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities

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34

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with

Annual Report 2016
35

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2016
36

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2016:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	649,659	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(428,429)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(649,659)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	(11,807,910)

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2016.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts'

assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2016 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2016, the average value of short-term floating rate notes outstanding was $3,000,000 and the average interest rate and fees related to these short-term floating rate notes were 0.18% and 0.52%, respectively.

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37

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% as the Fund's net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.48% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory

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38

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

services fee paid to the Investment Manager was $854,785, and the administrative services fee paid to the Investment Manager was $143,871.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $1,422.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliates

For the year ended July 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment manager), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $5,063,150 respectively. The sale transactions resulted in a net realized gain of $377,332.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.07%
Class B	0.07
Class C	0.07
Class R4	0.08
Class R5	0.05
Class Z	0.08

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets

Annual Report 2016
39

COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $241,000 and $146,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $420,737 for Class A and $1,831 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	0.80%	0.80%
Class B	1.55	1.55
Class C	1.55	1.55
Class R4	0.55	0.55
Class R5	0.56	0.56
Class Z	0.55	0.55

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized gain	(2)
Paid-in capital	2

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$346,332	$238,779
Tax-exempt income	26,301,947	23,879,377
Long-term capital gains	1,934,208	—
Total	$28,582,487	$24,118,156

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2016
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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$3,410,390
Undistributed long-term capital gains	1,022,313
Net unrealized appreciation	75,932,906

At July 31, 2016, the cost of investments for federal income tax purposes was $746,792,511 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$76,044,290
Unrealized depreciation	(111,384)
Net unrealized appreciation	$75,932,906

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $241,112,956 and $77,167,313, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 72.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Illinois Geographic Concentration Risk

To the extent that the Fund concentrates its investments in the municipal securities issued by a particular state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in such state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the

Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Strategic Municipal Income Fund (formerly known as Columbia AMT-Free Tax-Exempt Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Municipal Income Fund (formerly known as Columbia AMT-Free Tax-Exempt Bond Fund) (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$3,104,347
Exempt-Interest Dividends	98.70%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust (11 funds), 2005-2016

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015.

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic Municipal Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Management Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Threadneedle's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates, the reasonableness of Columbia Threadneedle's profitability, and JDL's conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund's Lipper peer universe. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

RESULTS OF MEETING OF SHAREHOLDERS

(Unaudited)

A Special Meeting of Shareholders of the Fund was held on April 15, 2016. Shareholders voted in favor of three Board proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1: To approve a change to the Fund's investment objective:

For	Against/Withhold	Abstain
286,271,385.207	58,503,337.341	23,312,462.761

Proposal 2: To approve conversion of the Fund's investment objective:

For	Against/Withhold	Abstain
273,401,241.233	69,483,417.165	25,202,506.481

Proposal 3: To approve a change to the Fund's fundamental 80% policy:

For	Against/Withhold	Abstain
283,239,989.029	59,598,857.495	25,248,330.605
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COLUMBIA STRATEGIC MUNICIPAL INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
55

Columbia Strategic Municipal Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN118_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA DISCIPLINED CORE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA DISCIPLINED CORE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Approval of Management Agreement	48
Important Information About This Report	51

Annual Report 2016

COLUMBIA DISCIPLINED CORE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Disciplined Core Fund (the Fund) Class A shares returned 1.39% excluding sales charges for the 12-month period that ended July 31, 2016.

■  The Fund underperformed its benchmark, the S&P 500 Index, which returned 5.61% for the same time period.

■  The Fund's results relative to its benchmark can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	04/24/03
Excluding sales charges		1.39	12.95	7.09
Including sales charges		-4.44	11.63	6.46
Class B	04/24/03
Excluding sales charges		0.62	12.10	6.30
Including sales charges		-4.38	11.85	6.30
Class C	04/24/03
Excluding sales charges		0.74	12.12	6.30
Including sales charges		-0.26	12.12	6.30
Class I	07/15/04	1.90	13.45	7.54
Class K	04/24/03	1.49	13.12	7.25
Class R*	12/11/06	1.13	12.69	6.82
Class R4*	03/19/13	1.75	13.14	7.18
Class R5*	12/11/06	1.75	13.38	7.48
Class W*	12/01/06	1.49	12.95	7.07
Class Y*	06/01/15	1.82	13.07	7.15
Class Z*	09/27/10	1.75	13.26	7.27
S&P 500 Index		5.61	13.38	7.75

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA DISCIPLINED CORE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2006 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA DISCIPLINED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Effective December 21, 2015, the Fund was renamed Columbia Disciplined Core Fund.

For the 12-month period that ended July 31, 2016, the Fund's Class A shares gained 1.39% excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned 5.61% for the same time period. The Fund's results relative to its benchmark can be attributed primarily to stock selection.

U.S. Equities Gained Amid Heightened Volatility

Following a difficult third quarter of 2015 driven by waning global economic growth and a disappointing U.S. economy, U.S. equities staged a relief rally in October 2015, fueling robust headline returns for the major indices in the final three months of 2015. The Federal Reserve's (the Fed's) decision to enact its first interest rate hike in nine years in December 2015 was notable but had little direct effect on markets, since the Fed had telegraphed its intentions well in advance. Given sluggish global economic conditions, investors favored stocks seen as having the strongest earnings prospects.

After beginning 2016 on a sharp down note, the U.S. stock market staged a strong rebound from mid-February onward. The downturn in early 2016 largely stemmed from concerns about slowing economic growth in China, weakness in energy prices and uncertainty regarding the direction of the Fed's interest rate policy. In mid-February, however, the investment backdrop began to shift in a more positive direction. U.S. economic data, while not particularly robust, showed signs of resilience in the face of weak conditions overseas. The Fed indicated it would take a more gradual approach to raising rates than earlier expected, while both the European Central Bank and Bank of Japan announced negative interest rate policies designed to spur growth. Finally, oil prices rebounded off their January 2016 lows. Together, these developments helped spark a rally in U.S. equities. The second half of the 12-month period saw a reversal in trend, where value-oriented stocks and companies with above-average dividends came back into favor over growth, after lagging for more than a year. While volatility rocked equity markets after the vote by the United Kingdom in late June to approve an exit from the European Union, the disruption was short-lived, and July 2016 proved a strong month.

Dividend-Paying Stocks Led Market Higher

For most of the period, stocks demonstrating low volatility characteristics outperformed those with greater market sensitivity. Also, dividend-paying stocks and value-oriented stocks outpaced those that paid little or no dividend and growth-oriented stocks.

We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. With the uptick in volatility and global uncertainty, our quality models were the strongest drivers of performance during the period, while the results for our valuation and catalyst models were mostly mixed amid the low economic growth scenario that dominated.

Portfolio Management

Brian Condon, CFA

Peter Albanese

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at July 31, 2016)
Apple, Inc.	3.2
Facebook, Inc., Class A	3.2
Pfizer, Inc.	2.9
Johnson & Johnson	2.7
Cisco Systems, Inc.	2.6
Home Depot, Inc. (The)	2.5
Merck & Co., Inc.	2.5
QUALCOMM, Inc.	2.3
Wal-Mart Stores, Inc.	2.2
MasterCard, Inc., Class A	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016
5

COLUMBIA DISCIPLINED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at July 31, 2016)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at July 31, 2016)
Consumer Discretionary	12.4
Consumer Staples	10.0
Energy	6.6
Financials	15.3
Health Care	15.4
Industrials	9.9
Information Technology	21.0
Materials	2.6
Telecommunication Services	3.1
Utilities	3.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund's prospectus for information on these and other risks.

Stock Selection Overall Hampered Returns

As usual, the Fund maintained a relatively neutral stance on sector allocation, and the majority of its performance during the period relative to the benchmark was influenced by stock selection. Stock selection in the energy sector was the primary detractor from the Fund's relative performance. Stock selection in health care, industrials and materials hampered results as well. Among the Fund's greatest individual detractors were diversified financials institution Citigroup, retirement, investment and insurance company Voya Financial and pharmaceutical products wholesaler AmerisourceBergen. Citigroup's shares fell, brushed by the broad stroke of financial stocks in general being hurt by the negative implications of declining oil prices. Many believed that as low commodity prices hurt a number of sectors, the likelihood of interest rate hikes by the Fed became less likely given the potential slowdown in the U.S. economy. The banking industry would tend to profit from higher interest rates, as this could increase margins in its lending business segments. Shares of Voya Financial declined as its earnings results came in well below market consensus in both August and November 2015. Such results can be attributed to lower-than-expected alternatives investments income and new regulatory hurdles based on Department of Labor rules. Shares of AmerisourceBergen sold off after its management cut the company's 2016 earnings guidance. Its primary headwinds appeared to have been pricing pressures and some grocery store contract renewals at less favorable terms.

Consumer Sectors Stock Selection Aided Fund Performance

Stock selection within the consumer discretionary and consumer staples sectors benefited Fund performance. Among the individual stocks contributing most to relative performance were NVIDIA, Johnson & Johnson and QUALCOMM. NVIDIA is a leading supplier of graphics processing units and platforms for gaming, enterprise graphics, automotive and datacenter and cloud visual computing applications. NVIDIA's quarterly revenue and earnings were ahead of market expectations, fueled by new video game releases during the holiday season. Video game developers released a new suite of highly anticipated games, including Star Wars Battlefront, Call of Duty-Black Ops III, Rainbow Six and Fallout Four. Health care products giant Johnson & Johnson saw its shares gain on better-than-expected revenues and a continued focus on research and development to maintain innovation and profitability. The company also benefited from a broad flight to blue chip stocks, seen as safer and more stable, amid the heightened volatility in the broad U.S. equity market. QUALCOMM develops and manufactures digital telecommunications products and services. Its shares particularly benefited in February 2016 from the flight to dividend-payers within the U.S. equity market and from favorable sentiment toward its better-than-expected earnings for the second quarter of 2016.

Annual Report 2016
6

COLUMBIA DISCIPLINED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Construction Process Guided Investment Changes

While there were some changes in sector allocations and individual security positions during the period as a result of the Fund's bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, our team updated the real estate investment trust (REIT) model originally constructed in 2007 as its own reporting sector. Some of the updates include limiting factors with coverage issues, adjustments to the catalyst factor weightings to help minimize turnover and making the model more robust by increasing factor diversification.

Annual Report 2016
7

COLUMBIA DISCIPLINED CORE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,113.60	1,019.64	5.52	5.27	1.05
Class B	1,000.00	1,000.00	1,109.50	1,015.91	9.44	9.02	1.80
Class C	1,000.00	1,000.00	1,109.90	1,015.91	9.44	9.02	1.80
Class I	1,000.00	1,000.00	1,116.30	1,021.58	3.47	3.32	0.66
Class K	1,000.00	1,000.00	1,114.10	1,020.09	5.05	4.82	0.96
Class R	1,000.00	1,000.00	1,112.50	1,018.40	6.83	6.52	1.30
Class R4	1,000.00	1,000.00	1,116.10	1,020.89	4.21	4.02	0.80
Class R5	1,000.00	1,000.00	1,115.70	1,021.33	3.73	3.57	0.71
Class W	1,000.00	1,000.00	1,115.20	1,019.64	5.52	5.27	1.05
Class Y	1,000.00	1,000.00	1,116.40	1,021.43	3.63	3.47	0.69
Class Z	1,000.00	1,000.00	1,116.50	1,020.89	4.21	4.02	0.80

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
8

COLUMBIA DISCIPLINED CORE FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.4%
Automobiles 1.7%
Ford Motor Co.	5,336,300	67,557,558
Hotels, Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	823,000	50,663,880
Internet & Catalog Retail 1.4%
Amazon.com, Inc.(a)	75,300	57,138,393
Media 2.9%
Comcast Corp., Class A	1,225,905	82,442,111
News Corp., Class A	2,616,100	33,930,817
Total		116,372,928
Specialty Retail 5.2%
Best Buy Co., Inc.	841,900	28,287,840
Home Depot, Inc. (The)	741,600	102,518,784
Lowe's Companies, Inc.	969,600	79,778,688
Total		210,585,312
Total Consumer Discretionary		502,318,071
CONSUMER STAPLES 9.9%
Food & Staples Retailing 4.0%
Kroger Co. (The)	1,322,100	45,202,599
SYSCO Corp.	219,600	11,373,084
Wal-Mart Stores, Inc.	1,231,800	89,884,446
Walgreens Boots Alliance, Inc.	176,600	13,995,550
Total		160,455,679
Food Products 2.2%
Archer-Daniels-Midland Co.	376,500	16,972,620
Tyson Foods, Inc., Class A	996,900	73,371,840
Total		90,344,460
Tobacco 3.7%
Altria Group, Inc.	1,193,000	80,766,100
Philip Morris International, Inc.	709,100	71,094,366
Total		151,860,466
Total Consumer Staples		402,660,605
ENERGY 6.5%
Energy Equipment & Services 0.5%
National Oilwell Varco, Inc.	436,700	14,127,245
Transocean Ltd.	671,500	7,379,785
Total		21,507,030

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 6.0%
Chevron Corp.	129,800	13,301,904
ConocoPhillips	1,795,660	73,298,841
Exxon Mobil Corp.	561,900	49,981,005
Tesoro Corp.	443,500	33,772,525
Valero Energy Corp.	1,390,150	72,677,042
Total		243,031,317
Total Energy		264,538,347
FINANCIALS 15.2%
Banks 4.6%
Citigroup, Inc.	1,923,000	84,246,630
Fifth Third Bancorp	1,853,300	35,175,634
JPMorgan Chase & Co.	893,000	57,125,210
SunTrust Banks, Inc.	210,800	8,914,732
Total		185,462,206
Capital Markets 1.7%
T. Rowe Price Group, Inc.	945,800	66,858,602
Consumer Finance 0.8%
Navient Corp.	2,261,200	32,109,040
Diversified Financial Services 2.0%
CME Group, Inc.	54,400	5,561,856
S&P Global, Inc.	627,600	76,692,720
Total		82,254,576
Insurance 3.0%
Aflac, Inc.	986,600	71,311,448
Prudential Financial, Inc.	668,600	50,338,894
Total		121,650,342
Real Estate Investment Trusts (REITs) 3.1%
Digital Realty Trust, Inc.	302,000	31,546,920
Public Storage	272,100	65,010,132
Simon Property Group, Inc.	136,300	30,945,552
Total		127,502,604
Total Financials		615,837,370
HEALTH CARE 15.3%
Biotechnology 3.4%
Alexion Pharmaceuticals, Inc.(a)	145,800	18,749,880
Alkermes PLC(a)	163,800	8,173,620
Biogen, Inc.(a)	106,000	30,732,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA DISCIPLINED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
BioMarin Pharmaceutical, Inc.(a)	117,200	11,652,024
Celgene Corp.(a)	320,100	35,912,019
Incyte Corp.(a)	144,300	13,017,303
Vertex Pharmaceuticals, Inc.(a)	192,400	18,662,800
Total		136,900,226
Health Care Equipment & Supplies 0.5%
DENTSPLY SIRONA, Inc.	185,400	11,873,016
Hologic, Inc.(a)	235,600	9,068,244
Total		20,941,260
Health Care Providers & Services 3.5%
Aetna, Inc.	83,000	9,562,430
AmerisourceBergen Corp.	609,700	51,940,343
Express Scripts Holding Co.(a)	1,055,000	80,253,850
Total		141,756,623
Pharmaceuticals 7.9%
Johnson & Johnson	868,700	108,787,301
Merck & Co., Inc.	1,693,000	99,311,380
Pfizer, Inc.	3,126,055	115,320,169
Total		323,418,850
Total Health Care		623,016,959
INDUSTRIALS 9.8%
Aerospace & Defense 4.4%
Boeing Co. (The)	606,700	81,091,522
Honeywell International, Inc.	177,980	20,704,413
Lockheed Martin Corp.	288,800	72,988,424
Raytheon Co.	28,600	3,990,558
Total		178,774,917
Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	107,400	11,609,940
Airlines 2.2%
Delta Air Lines, Inc.	1,658,500	64,266,875
United Continental Holdings, Inc.(a)	528,500	24,781,365
Total		89,048,240
Electrical Equipment 0.6%
Eaton Corp. PLC	39,360	2,495,818
Rockwell Automation, Inc.	188,320	21,543,808
Total		24,039,626
Industrial Conglomerates 0.2%
3M Co.	54,200	9,667,112

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery 1.9%
Illinois Tool Works, Inc.	661,700	76,360,180
Professional Services 0.2%
Robert Half International, Inc.	231,300	8,451,702
Total Industrials		397,951,717
INFORMATION TECHNOLOGY 20.8%
Communications Equipment 2.8%
Cisco Systems, Inc.	3,420,000	104,412,600
F5 Networks, Inc.(a)	65,453	8,078,209
Total		112,490,809
Internet Software & Services 5.6%
Alphabet, Inc., Class A(a)	30,200	23,898,468
Facebook, Inc., Class A(a)	1,041,700	129,108,298
VeriSign, Inc.(a)	850,800	73,687,788
Total		226,694,554
IT Services 3.0%
MasterCard, Inc., Class A	938,500	89,382,740
Visa, Inc., Class A	448,211	34,982,869
Total		124,365,609
Semiconductors & Semiconductor Equipment 2.2%
QUALCOMM, Inc.	1,466,100	91,748,538
Software 4.0%
Electronic Arts, Inc.(a)	953,700	72,786,384
Microsoft Corp.(b)	933,137	52,890,205
Red Hat, Inc.(a)	482,700	36,342,483
Total		162,019,072
Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	1,242,546	129,485,719
Total Information Technology		846,804,301
MATERIALS 2.6%
Chemicals 2.3%
Dow Chemical Co. (The)	472,100	25,337,607
LyondellBasell Industries NV, Class A	906,100	68,193,086
Total		93,530,693
Metals & Mining 0.3%
Newmont Mining Corp.	269,200	11,844,800
Total Materials		105,375,493

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA DISCIPLINED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 3.0%
CenturyLink, Inc.	1,153,000	36,250,320
Verizon Communications, Inc.	1,578,100	87,442,521
Total		123,692,841
Total Telecommunication Services		123,692,841
UTILITIES 3.7%
Electric Utilities 1.7%
Entergy Corp.	852,400	69,376,836
Multi-Utilities 2.0%
CenterPoint Energy, Inc.	340,100	8,135,192
Public Service Enterprise Group, Inc.	1,581,800	72,778,618
Total		80,913,810
Total Utilities		150,290,646
Total Common Stocks (Cost: $3,568,449,182)		4,032,486,350

Money Market Funds 0.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.439%(c)(d)	23,374,982	23,374,982
Total Money Market Funds (Cost: $23,374,982)		23,374,982
Total Investments (Cost: $3,591,824,164)		4,055,861,332
Other Assets & Liabilities, Net		10,055,935
Net Assets		4,065,917,267

At July 31, 2016, securities totaling $2,125,500 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 Index	64	USD	34,691,200	09/2016	277,799	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)  The rate shown is the seven-day current annualized yield at July 31, 2016.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	25,976,748	325,484,075	(328,085,841)	23,374,982	76,357	23,374,982

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA DISCIPLINED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA DISCIPLINED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	502,318,071	—	—	502,318,071
Consumer Staples	402,660,605	—	—	402,660,605
Energy	264,538,347	—	—	264,538,347
Financials	615,837,370	—	—	615,837,370
Health Care	623,016,959	—	—	623,016,959
Industrials	397,951,717	—	—	397,951,717
Information Technology	846,804,301	—	—	846,804,301
Materials	105,375,493	—	—	105,375,493
Telecommunication Services	123,692,841	—	—	123,692,841
Utilities	150,290,646	—	—	150,290,646
Total Common Stocks	4,032,486,350	—	—	4,032,486,350
Investments measured at net asset value
Money Market Funds	—	—	—	23,374,982
Total Investments	4,032,486,350	—	—	4,055,861,332
Derivatives
Assets
Futures Contracts	277,799	—	—	277,799
Total	4,032,764,149	—	—	4,056,139,131

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA DISCIPLINED CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $3,568,449,182)	$4,032,486,350
Affiliated issuers (identified cost $23,374,982)	23,374,982
Total investments (identified cost $3,591,824,164)	4,055,861,332
Receivable for:
Investments sold	124,286,461
Capital shares sold	538,495
Dividends	4,478,321
Variation margin	53,375
Prepaid expenses	18,606
Other assets	25,542
Total assets	4,185,262,132
Liabilities
Payable for:
Investments purchased	116,130,353
Capital shares purchased	2,347,477
Variation margin	1,736
Management services fees	70,146
Distribution and/or service fees	26,504
Transfer agent fees	304,736
Plan administration fees	148
Compensation of board members	225,648
Other expenses	238,117
Total liabilities	119,344,865
Net assets applicable to outstanding capital stock	$4,065,917,267
Represented by
Paid-in capital	$3,822,124,227
Undistributed net investment income	26,215,510
Accumulated net realized loss	(246,737,437)
Unrealized appreciation (depreciation) on:
Investments	464,037,168
Futures contracts	277,799
Total — representing net assets applicable to outstanding capital stock	$4,065,917,267

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA DISCIPLINED CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A
Net assets	$3,475,815,987
Shares outstanding	347,460,161
Net asset value per share	$10.00
Maximum offering price per share(a)	$10.61
Class B
Net assets	$26,744,392
Shares outstanding	2,692,081
Net asset value per share	$9.93
Class C
Net assets	$58,819,496
Shares outstanding	6,000,601
Net asset value per share	$9.80
Class I
Net assets	$295,503,471
Shares outstanding	29,316,735
Net asset value per share	$10.08
Class K
Net assets	$21,701,517
Shares outstanding	2,156,331
Net asset value per share	$10.06
Class R
Net assets	$4,349,016
Shares outstanding	435,265
Net asset value per share	$9.99
Class R4
Net assets	$3,297,850
Shares outstanding	326,685
Net asset value per share	$10.09
Class R5
Net assets	$79,994,068
Shares outstanding	7,973,216
Net asset value per share	$10.03
Class W
Net assets	$55,252,087
Shares outstanding	5,487,610
Net asset value per share	$10.07
Class Y
Net assets	$1,053,842
Shares outstanding	104,645
Net asset value per share	$10.07
Class Z
Net assets	$43,385,541
Shares outstanding	4,313,077
Net asset value per share	$10.06

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA DISCIPLINED CORE FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$95,005,428
Dividends — affiliated issuers	76,357
Total income	95,081,785
Expenses:
Management services fees	25,274,132
Distribution and/or service fees
Class A	8,468,263
Class B	333,057
Class C	566,931
Class R	26,095
Class W	167,001
Transfer agent fees
Class A	4,639,179
Class B	45,500
Class C	77,738
Class K	10,340
Class R	7,156
Class R4	2,715
Class R5	36,830
Class W	91,171
Class Z	65,323
Plan administration fees
Class K	51,761
Compensation of board members	63,249
Custodian fees	35,602
Printing and postage fees	477,899
Registration fees	167,048
Audit fees	25,260
Legal fees	42,378
Other	84,640
Total expenses	40,759,268
Expense reductions	(2,818)
Total net expenses	40,756,450
Net investment income	54,325,335
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	108,866,739
Futures contracts	1,280,461
Net realized gain	110,147,200
Net change in unrealized appreciation (depreciation) on:
Investments	(115,332,629)
Futures contracts	61,919
Net change in unrealized depreciation	(115,270,710)
Net realized and unrealized loss	(5,123,510)
Net increase in net assets resulting from operations	$49,201,825

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA DISCIPLINED CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended July 31, 2016	Year ended July 31, 2015
Operations
Net investment income	$54,325,335	$48,047,809
Net realized gain	110,147,200	514,344,381
Net change in unrealized depreciation	(115,270,710)	(54,513,260)
Net increase in net assets resulting from operations	49,201,825	507,878,930
Distributions to shareholders
Net investment income
Class A	(44,223,400)	(36,842,502)
Class B	(189,958)	(195,763)
Class C	(321,070)	(151,340)
Class I	(5,228,680)	(4,758,466)
Class K	(283,117)	(329,772)
Class R	(54,433)	(25,994)
Class R4	(29,149)	(15,329)
Class R5	(1,192,888)	(926,384)
Class W	(729,900)	(1,116,991)
Class Y	(613)	—
Class Z	(870,786)	(479,036)
Total distributions to shareholders	(53,123,994)	(44,841,577)
Decrease in net assets from capital stock activity	(188,335,245)	(144,451,749)
Total increase (decrease) in net assets	(192,257,414)	318,585,604
Net assets at beginning of year	4,258,174,681	3,939,589,077
Net assets at end of year	$4,065,917,267	$4,258,174,681
Undistributed net investment income	$26,215,510	$25,751,031

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA DISCIPLINED CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended July 31, 2016		Year ended July 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	19,089,021	183,225,147	17,587,216	170,092,203
Distributions reinvested	4,455,865	42,375,280	3,641,858	35,253,183
Redemptions	(36,755,727)	(349,980,931)	(33,072,039)	(319,811,522)
Net decrease	(13,210,841)	(124,380,504)	(11,842,965)	(114,466,136)
Class B shares
Subscriptions	29,116	278,880	61,189	587,410
Distributions reinvested	19,875	188,614	20,184	194,979
Redemptions(b)	(1,769,476)	(16,666,862)	(2,530,084)	(24,166,864)
Net decrease	(1,720,485)	(16,199,368)	(2,448,711)	(23,384,475)
Class C shares
Subscriptions	2,146,544	20,203,545	1,894,029	18,052,763
Distributions reinvested	31,050	290,940	14,936	142,341
Redemptions	(1,551,610)	(14,466,747)	(611,397)	(5,781,701)
Net increase	625,984	6,027,738	1,297,568	12,413,403
Class I shares
Subscriptions	602,116	5,548,380	2,788,686	26,484,929
Distributions reinvested	546,927	5,228,624	488,544	4,758,418
Redemptions	(5,196,004)	(49,410,250)	(5,459,691)	(52,890,945)
Net decrease	(4,046,961)	(38,633,246)	(2,182,461)	(21,647,598)
Class K shares
Subscriptions	223,807	2,086,520	425,071	4,098,077
Distributions reinvested	29,580	283,077	33,854	329,737
Redemptions	(268,859)	(2,573,070)	(1,413,818)	(14,031,932)
Net decrease	(15,472)	(203,473)	(954,893)	(9,604,118)
Class R shares
Subscriptions	352,041	3,325,383	292,910	2,910,096
Distributions reinvested	3,800	36,178	1,733	16,795
Redemptions	(416,061)	(4,000,436)	(208,955)	(2,006,827)
Net increase (decrease)	(60,220)	(638,875)	85,688	920,064
Class R4 shares
Subscriptions	321,965	3,153,552	146,829	1,436,190
Distributions reinvested	3,038	29,105	1,568	15,292
Redemptions	(92,366)	(881,931)	(76,011)	(763,014)
Net increase	232,637	2,300,726	72,386	688,468

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA DISCIPLINED CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended July 31, 2016		Year ended July 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	1,328,046	12,677,459	1,891,873	18,585,615
Distributions reinvested	125,298	1,192,837	95,598	926,340
Redemptions	(1,146,294)	(10,953,965)	(737,647)	(7,287,500)
Net increase	307,050	2,916,331	1,249,824	12,224,455
Class W shares
Subscriptions	4,403,652	42,176,976	4,046,671	38,181,158
Distributions reinvested	76,266	729,862	114,678	1,116,961
Redemptions	(6,569,839)	(64,032,591)	(7,976,478)	(76,361,052)
Net decrease	(2,089,921)	(21,125,753)	(3,815,129)	(37,062,933)
Class Y shares
Subscriptions	113,332	1,133,759	248	2,500
Distributions reinvested	60	572	—	—
Redemptions	(8,995)	(89,295)	—	—
Net increase	104,397	1,045,036	248	2,500
Class Z shares
Subscriptions	3,497,065	33,869,433	4,665,779	45,312,618
Distributions reinvested	76,557	731,118	46,663	453,563
Redemptions	(3,605,798)	(34,044,408)	(1,039,168)	(10,301,560)
Net increase (decrease)	(32,176)	556,143	3,673,274	35,464,621
Total net decrease	(19,906,008)	(188,335,245)	(14,865,171)	(144,451,749)

(a) Class Y shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.99		$8.93		$7.75		$6.33		$5.78
Income from investment operations:
Net investment income	0.13		0.11		0.09		0.09		0.08
Net realized and unrealized gain	(0.00	)(a)	1.05		1.23		1.42		0.51
Total from investment operations	0.13		1.16		1.32		1.51		0.59
Less distributions to shareholders:
Net investment income	(0.12)		(0.10)		(0.14)		(0.09)		(0.04)
Total distributions to shareholders	(0.12)		(0.10)		(0.14)		(0.09)		(0.04)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$10.00		$9.99		$8.93		$7.75		$6.33
Total return	1.39%		13.03%		17.21%		24.12%		10.25%
Ratios to average net assets(b)
Total gross expenses	1.04%		1.06%		1.11%		1.18%		1.17%
Total net expenses(c)	1.04	%(d)	1.06	%(d)	1.11	%(d)	1.16	%(d)	1.08	%(d)
Net investment income	1.34%		1.12%		1.12%		1.28%		1.36%
Supplemental data
Net assets, end of period (in thousands)	$3,475,816		$3,601,777		$3,325,544		$3,084,807		$2,800,422
Portfolio turnover	77%		77%		73%		69%		71%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.92		$8.87		$7.71		$6.28		$5.74
Income from investment operations:
Net investment income	0.06		0.04		0.03		0.04		0.04
Net realized and unrealized gain	(0.00	)(a)	1.04		1.22		1.42		0.50
Total from investment operations	0.06		1.08		1.25		1.46		0.54
Less distributions to shareholders:
Net investment income	(0.05)		(0.03)		(0.09)		(0.03)		—
Total distributions to shareholders	(0.05)		(0.03)		(0.09)		(0.03)		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$9.93		$9.92		$8.87		$7.71		$6.28
Total return	0.62%		12.23%		16.25%		23.27%		9.41%
Ratios to average net assets(b)
Total gross expenses	1.79%		1.81%		1.87%		1.93%		1.92%
Total net expenses(c)	1.79	%(d)	1.81	%(d)	1.87	%(d)	1.91	%(d)	1.83	%(d)
Net investment income	0.62%		0.38%		0.39%		0.54%		0.63%
Supplemental data
Net assets, end of period (in thousands)	$26,744		$43,755		$60,860		$77,087		$83,451
Portfolio turnover	77%		77%		73%		69%		71%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.78		$8.75		$7.61		$6.22		$5.68
Income from investment operations:
Net investment income	0.05		0.04		0.03		0.04		0.03
Net realized and unrealized gain	0.02	(a)	1.02		1.20		1.40		0.51
Total from investment operations	0.07		1.06		1.23		1.44		0.54
Less distributions to shareholders:
Net investment income	(0.05)		(0.03)		(0.09)		(0.05)		—
Total distributions to shareholders	(0.05)		(0.03)		(0.09)		(0.05)		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)
Net asset value, end of period	$9.80		$9.78		$8.75		$7.61		$6.22
Total return	0.74%		12.17%		16.20%		23.22%		9.51%
Ratios to average net assets(c)
Total gross expenses	1.79%		1.80%		1.86%		1.93%		1.92%
Total net expenses(d)	1.79	%(e)	1.80	%(e)	1.86	%(e)	1.91	%(e)	1.83	%(e)
Net investment income	0.57%		0.37%		0.37%		0.53%		0.59%
Supplemental data
Net assets, end of period (in thousands)	$58,819		$52,590		$35,687		$30,686		$25,903
Portfolio turnover	77%		77%		73%		69%		71%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.06	$9.00	$7.81	$6.38	$5.82
Income from investment operations:
Net investment income	0.17	0.15	0.13	0.12	0.11
Net realized and unrealized gain	0.01 (a)	1.05	1.24	1.43	0.51
Total from investment operations	0.18	1.20	1.37	1.55	0.62
Less distributions to shareholders:
Net investment income	(0.16)	(0.14)	(0.18)	(0.12)	(0.06)
Total distributions to shareholders	(0.16)	(0.14)	(0.18)	(0.12)	(0.06)
Proceeds from regulatory settlements	—	—	—	—	0.00 (b)
Net asset value, end of period	$10.08	$10.06	$9.00	$7.81	$6.38
Total return	1.90%	13.39%	17.71%	24.65%	10.85%
Ratios to average net assets(c)
Total gross expenses	0.66%	0.65%	0.65%	0.67%	0.68%
Total net expenses(d)	0.66%	0.65%	0.65%	0.66%	0.65%
Net investment income	1.73%	1.53%	1.58%	1.78%	1.77%
Supplemental data
Net assets, end of period (in thousands)	$295,503	$335,759	$319,764	$295,375	$279,293
Portfolio turnover	77%	77%	73%	69%	71%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class K	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.05		$8.98	$7.80	$6.37	$5.80
Income from investment operations:
Net investment income	0.14		0.12	0.11	0.10	0.09
Net realized and unrealized gain	(0.00	)(a)	1.06	1.23	1.43	0.52
Total from investment operations	0.14		1.18	1.34	1.53	0.61
Less distributions to shareholders:
Net investment income	(0.13)		(0.11)	(0.16)	(0.10)	(0.04)
Total distributions to shareholders	(0.13)		(0.11)	(0.16)	(0.10)	(0.04)
Proceeds from regulatory settlements	—		—	—	—	0.00 (a)
Net asset value, end of period	$10.06		$10.05	$8.98	$7.80	$6.37
Total return	1.49%		13.22%	17.29%	24.29%	10.57%
Ratios to average net assets(b)
Total gross expenses	0.96%		0.95%	0.95%	0.97%	1.06%
Total net expenses(c)	0.96%		0.95%	0.95%	0.96%	0.95%
Net investment income	1.43%		1.24%	1.34%	1.47%	1.50%
Supplemental data
Net assets, end of period (in thousands)	$21,702		$21,822	$28,087	$75,884	$61,446
Portfolio turnover	77%		77%	73%	69%	71%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.98		$8.92		$7.75		$6.33		$5.77
Income from investment operations:
Net investment income	0.10		0.08		0.07		0.07		0.06
Net realized and unrealized gain	0.01		1.06		1.22		1.43		0.52
Total from investment operations	0.11		1.14		1.29		1.50		0.58
Less distributions to shareholders:
Net investment income	(0.10)		(0.08)		(0.12)		(0.08)		(0.02)
Total distributions to shareholders	(0.10)		(0.08)		(0.12)		(0.08)		(0.02)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$9.99		$9.98		$8.92		$7.75		$6.33
Total return	1.13%		12.78%		16.81%		23.87%		10.11%
Ratios to average net assets(b)
Total gross expenses	1.29%		1.31%		1.37%		1.43%		1.41%
Total net expenses(c)	1.29	%(d)	1.31	%(d)	1.37	%(d)	1.41	%(d)	1.32	%(d)
Net investment income	1.10%		0.86%		0.89%		1.02%		1.05%
Supplemental data
Net assets, end of period (in thousands)	$4,349		$4,943		$3,655		$4,180		$3,522
Portfolio turnover	77%		77%		73%		69%		71%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.07		$9.00		$7.81		$7.02
Income from investment operations:
Net investment income	0.14		0.14		0.11		0.03
Net realized and unrealized gain	0.03	(b)	1.05		1.24		0.76
Total from investment operations	0.17		1.19		1.35		0.79
Less distributions to shareholders:
Net investment income	(0.15)		(0.12)		(0.16)		—
Total distributions to shareholders	(0.15)		(0.12)		(0.16)		—
Net asset value, end of period	$10.09		$10.07		$9.00		$7.81
Total return	1.75%		13.29%		17.45%		11.25%
Ratios to average net assets(c)
Total gross expenses	0.80%		0.80%		0.87%		0.92	%(d)
Total net expenses(e)	0.80	%(f)	0.80	%(f)	0.87	%(f)	0.92	%(d)
Net investment income	1.50%		1.40%		1.34%		1.25	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3,298		$948		$195		$3
Portfolio turnover	77%		77%		73%		69%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$10.02	$8.96	$7.77	$6.35	$5.80
Income from investment operations:
Net investment income	0.16	0.14	0.13	0.12	0.10
Net realized and unrealized gain	0.01 (a)	1.06	1.24	1.42	0.51
Total from investment operations	0.17	1.20	1.37	1.54	0.61
Less distributions to shareholders:
Net investment income	(0.16)	(0.14)	(0.18)	(0.12)	(0.06)
Total distributions to shareholders	(0.16)	(0.14)	(0.18)	(0.12)	(0.06)
Proceeds from regulatory settlements	—	—	—	—	0.00 (b)
Net asset value, end of period	$10.03	$10.02	$8.96	$7.77	$6.35
Total return	1.75%	13.40%	17.75%	24.55%	10.71%
Ratios to average net assets(c)
Total gross expenses	0.71%	0.70%	0.70%	0.72%	0.80%
Total net expenses(d)	0.71%	0.70%	0.70%	0.71%	0.70%
Net investment income	1.67%	1.47%	1.53%	1.72%	1.72%
Supplemental data
Net assets, end of period (in thousands)	$79,994	$76,799	$57,466	$46,858	$37,489
Portfolio turnover	77%	77%	73%	69%	71%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.05		$8.98		$7.80		$6.37		$5.81
Income from investment operations:
Net investment income	0.13		0.11		0.09		0.09		0.08
Net realized and unrealized gain	0.01		1.06		1.23		1.43		0.51
Total from investment operations	0.14		1.17		1.32		1.52		0.59
Less distributions to shareholders:
Net investment income	(0.12)		(0.10)		(0.14)		(0.09)		(0.03)
Total distributions to shareholders	(0.12)		(0.10)		(0.14)		(0.09)		(0.03)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$10.07		$10.05		$8.98		$7.80		$6.37
Total return	1.49%		13.07%		17.10%		24.15%		10.23%
Ratios to average net assets(b)
Total gross expenses	1.04%		1.06%		1.12%		1.18%		1.18%
Total net expenses(c)	1.04	%(d)	1.06	%(d)	1.12	%(d)	1.16	%(d)	1.08	%(d)
Net investment income	1.39%		1.09%		1.09%		1.27%		1.35%
Supplemental data
Net assets, end of period (in thousands)	$55,252		$76,143		$102,303		$113,166		$115,408
Portfolio turnover	77%		77%		73%		69%		71%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y	2016	2015(a)
Per share data
Net asset value, beginning of period	$10.06	$10.09
Income from investment operations:
Net investment income	0.09	0.02
Net realized and unrealized gain (loss)	0.08 (b)	(0.05	)(b)
Total from investment operations	0.17	(0.03)
Less distributions to shareholders:
Net investment income	(0.16)	—
Total distributions to shareholders	(0.16)	—
Net asset value, end of period	$10.07	$10.06
Total return	1.82%	(0.30%)
Ratios to average net assets(c)
Total gross expenses	0.68%	0.60	%(d)
Total net expenses(e)	0.68%	0.60	%(d)
Net investment income	0.92%	1.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,054	$2
Portfolio turnover	77%	77%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA DISCIPLINED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$10.04		$8.97		$7.79		$6.36		$5.81
Income from investment operations:
Net investment income	0.15		0.14		0.11		0.10		0.09
Net realized and unrealized gain	0.02	(a)	1.05		1.23		1.44		0.52
Total from investment operations	0.17		1.19		1.34		1.54		0.61
Less distributions to shareholders:
Net investment income	(0.15)		(0.12)		(0.16)		(0.11)		(0.06)
Total distributions to shareholders	(0.15)		(0.12)		(0.16)		(0.11)		(0.06)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)
Net asset value, end of period	$10.06		$10.04		$8.97		$7.79		$6.36
Total return	1.75%		13.34%		17.38%		24.48%		10.59%
Ratios to average net assets(c)
Total gross expenses	0.79%		0.80%		0.87%		0.93%		0.89%
Total net expenses(d)	0.79	%(e)	0.80	%(e)	0.87	%(e)	0.91	%(e)	0.82	%(e)
Net investment income	1.58%		1.38%		1.35%		1.51%		1.60%
Supplemental data
Net assets, end of period (in thousands)	$43,386		$43,636		$6,030		$3,817		$2,496
Portfolio turnover	77%		77%		73%		69%		71%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Disciplined Core Fund (formerly known as Columbia Large Core Quantitative Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective December 21, 2015, Columbia Large Core Quantitative Fund was renamed Columbia Disciplined Core Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report 2016
31

COLUMBIA DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit

Annual Report 2016
32

COLUMBIA DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures

Annual Report 2016
33

COLUMBIA DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	277,799	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,280,461
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	61,919

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	32,501,050

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Annual Report 2016
34

COLUMBIA DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.55% as the Fund's net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.63% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $7,974,794, and the administrative services fee paid to the Investment Manager was $673,359.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $4,967.

Annual Report 2016
35

COLUMBIA DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.14
Class C	0.14
Class K	0.05
Class R	0.14
Class R4	0.14
Class R5	0.05
Class W	0.14
Class Z	0.14

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $40,911. The liability remaining at July 31, 2016 for non-recurring charges associated with the lease amounted to $24,064 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at July 31, 2016 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506, which approximates the fair value of the ownership interest.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $2,818.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable

Annual Report 2016
36

COLUMBIA DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $5,497,000 and $1,346,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,324,740 for Class A, $1,769 for Class B and $4,825 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	1.15%	1.18%
Class B	1.90	1.93
Class C	1.90	1.93
Class I	0.80	0.80
Class K	1.10	1.10
Class R	1.40	1.43
Class R4	0.90	0.93
Class R5	0.85	0.85
Class W	1.15	1.18
Class Y	0.80	0.80
Class Z	0.90	0.93

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, post-October capital losses, re-characterization of distributions for investments and derivative investments. To the extent these differences

Annual Report 2016
37

COLUMBIA DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(736,862)
Accumulated net realized loss	736,862

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$53,123,994	$44,841,577

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$26,437,575
Capital loss carryforwards	(220,453,838)
Net unrealized appreciation	461,614,563

At July 31, 2016, the cost of investments for federal income tax purposes was $3,594,246,769 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$584,127,259
Unrealized depreciation	(122,512,696)
Net unrealized appreciation	$461,614,563

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	4,464,312
2018	197,409,986
2019	18,579,540
Total	220,453,838

For the year ended July 31, 2016, $134,942,266 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2016, the Fund will elect to treat post-October capital losses of $23,583,195 as arising on August 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,068,606,548 and $3,258,172,114, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR

Annual Report 2016
38

COLUMBIA DISCIPLINED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 85.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
39

COLUMBIA DISCIPLINED CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Disciplined Core Fund (formerly known as Columbia Large Core Quantitative Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Disciplined Core Fund (formerly known as Columbia Large Core Quantitative Fund) (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

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COLUMBIA DISCIPLINED CORE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

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COLUMBIA DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust (11 funds), 2005-2016

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COLUMBIA DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015.

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COLUMBIA DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA DISCIPLINED CORE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA DISCIPLINED CORE FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Core Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the

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COLUMBIA DISCIPLINED CORE FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Management Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Threadneedle's profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates, the reasonableness of Columbia Threadneedle's profitability, and JDL's conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer universe's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its

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COLUMBIA DISCIPLINED CORE FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

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COLUMBIA DISCIPLINED CORE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

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51

Columbia Disciplined Core Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN177_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA DISCIPLINED VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA DISCIPLINED VALUE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	42
Federal Income Tax Information	43
Trustees and Officers	44
Approval of Management Agreement	50
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA DISCIPLINED VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Disciplined Value Fund (the Fund) Class A shares gained 2.51% excluding sales charges for the 12-month period that ended July 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 5.38% for the same time period.

■  The Fund's results relative to its benchmark can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	Life
Class A	08/01/08
Excluding sales charges		2.51	12.29	7.31
Including sales charges		-3.35	10.96	6.52
Class B	08/01/08
Excluding sales charges		1.80	11.44	6.50
Including sales charges		-3.00	11.18	6.50
Class C	08/01/08
Excluding sales charges		1.83	11.45	6.49
Including sales charges		0.87	11.45	6.49
Class I	08/01/08	2.95	12.73	7.74
Class K	08/01/08	2.77	12.47	7.45
Class R	08/01/08	2.34	12.03	7.02
Class R4*	06/01/15	2.89	12.37	7.36
Class R5*	06/01/15	2.91	12.38	7.36
Class T*	03/07/11
Excluding sales charges		2.50	12.25	7.27
Including sales charges		-3.37	10.93	6.48
Class W	08/01/08	2.61	12.28	7.27
Class Y*	06/01/15	2.96	12.39	7.37
Class Z*	09/27/10	2.88	12.59	7.52
Russell 1000 Value Index		5.38	12.75	8.34

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA DISCIPLINED VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2008 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA DISCIPLINED VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Condon, CFA

Peter Albanese

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at July 31, 2016)
JPMorgan Chase & Co.	3.8
Pfizer, Inc.	3.8
Cisco Systems, Inc.	3.3
Merck & Co., Inc.	3.1
Wal-Mart Stores, Inc.	2.7
Citigroup, Inc.	2.6
QUALCOMM, Inc.	2.6
Johnson & Johnson	2.3
Chevron Corp.	2.3
Oracle Corp.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Effective December 21, 2015, the Fund was renamed Columbia Disciplined Value Fund.

At July 31, 2016, approximately 52.6% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2016, the Fund's Class A shares gained 2.51% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 5.38% for the same time period. The Fund's results relative to its benchmark can be attributed primarily to stock selection.

U.S. Equities Gained Amid Heightened Volatility

Following a difficult third quarter of 2015 driven by waning global economic growth and a disappointing U.S. economy, U.S. equities staged a relief rally in October 2015, fueling robust headline returns for the major indices in the final three months of 2015. The Federal Reserve's (the Fed's) decision to enact its first interest rate hike in nine years in December 2015 was notable but had little direct effect on markets, since the Fed had telegraphed its intentions well in advance. Given sluggish global economic conditions, investors favored stocks seen as having the strongest earnings prospects.

After beginning 2016 on a sharp down note, the U.S. stock market staged a strong rebound from mid-February onward. The downturn early in 2016 largely stemmed from concerns about slowing economic growth in China, weakness in energy prices and uncertainty regarding the direction of the Fed's interest rate policy. In mid-February, however, the investment backdrop began to shift in a more positive direction. U.S. economic data, while not particularly robust, showed signs of resilience in the face of weak conditions overseas. The Fed indicated it would take a more gradual approach to raising rates than earlier expected, while both the European Central Bank and Bank of Japan announced negative interest rate policies designed to spur growth. Finally, oil prices rebounded off their January 2016 lows. Together, these developments helped spark a rally in U.S. equities. The second half of the period saw a reversal in trend, where value-oriented stocks and companies with above-average dividends came back into favor over growth, after lagging for more than a year. While volatility rocked equity markets after the vote by the United Kingdom in late June to approve an exit from the European Union, the disruption was short-lived, and July 2016 proved a strong month.

Dividend-Paying Stocks Led Market Higher

For most of the period, stocks demonstrating low volatility characteristics outperformed those with greater market sensitivity. Also, dividend-paying

Annual Report 2016
4

COLUMBIA DISCIPLINED VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

stocks and value-oriented stocks outpaced those that paid little or no dividend and growth-oriented stocks.

We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. With the uptick in volatility and global uncertainty, our quality models were the strongest drivers of performance during the annual period, while the results for our valuation and catalyst models were mostly mixed amid the low economic growth scenario that dominated.

Stock Selection Overall Hampered Returns

As usual, the Fund maintained a relatively neutral stance on sector allocation, and the majority of its performance relative to the benchmark was influenced by stock selection. Stock selection in the energy, materials and industrials sectors were the primary detractors from the Fund's relative performance. Among the Fund's greatest individual detractors were retirement, investment and insurance company Voya Financial, automotive loan provider Santander Consumer USA Holdings and petroleum refining, marketing, retail and transportation company Marathon Petroleum. Shares of Voya Financial declined as its earnings results came in well below market consensus in both August and November 2015. Such results can be attributed to lower-than-expected alternatives investments income and new regulatory hurdles based on Department of Labor rules. Santander Consumer USA Holdings reported earnings ahead of estimates, but it made an accounting change that removed seasonality impact from its provision model, which benefited its results. Excluding the benefit, earnings would have been significantly lower-than-expectations. The company also indicated it is exiting consumer unsecured loans to focus on auto lending. While Marathon Petroleum posted solid results that beat market consensus estimates, sentiment for the broad refining industry turned decidedly negative as fears grew that a global recession could dramatically impact worldwide oil demand.

Health Care Stock Selection Aided Fund Performance

Stock selection within the health care sector benefited performance most. Stock selection in consumer staples, information technology and consumer discretionary also added value. Among the individual stocks contributing most to relative performance were Nu Skin Enterprises, Qualcomm and Wal-Mart Stores. Nu Skin Enterprises, which develops and distributes anti-aging personal care products and nutritional supplements, entered into a new strategic agreement during the annual period whereby the company is scheduled to receive $210 million of investment from Chinese firm Ping An ZQ China Growth Opportunity Limited. The new partnership, perceived favorably by investors, gives Nu Skin Enterprises enhanced access to Chinese markets. Qualcomm develops and manufactures digital telecommunications products and services. Its shares particularly benefited in February 2016 from the flight to dividend-payers within the U.S. equity market and from favorable sentiment toward its better than expected earnings for the second quarter of 2016. Retail store operator Wal-Mart Stores benefited from consistent earnings

Portfolio Breakdown (%) (at July 31, 2016)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at July 31, 2016)
Consumer Discretionary	5.1
Consumer Staples	9.5
Energy	12.4
Financials	27.5
Health Care	11.8
Industrials	9.4
Information Technology	10.2
Materials	3.3
Telecommunication Services	3.8
Utilities	7.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA DISCIPLINED VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

throughout the period that beat consensus estimates as well as from a flight to blue chip dividend-payers as the market digested slower and lower global economic growth. Wal-Mart Stores also announced it was shifting operations to add more focus to its internet capability to challenge the likes of Amazon.com for market share.

Portfolio Construction Process Guided Investment Changes

While there were some changes in sector allocations and individual security positions during the period as a result of the Fund's bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, our team updated the real estate investment trust (REIT) model originally constructed in 2007 as its own reporting sector. Some of the updates include limiting factors with coverage issues, adjustments to the catalyst factor weightings to help minimize turnover and making the model more robust by increasing factor diversification.

Annual Report 2016
6

COLUMBIA DISCIPLINED VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,127.90	1,018.95	6.30	5.97	1.19
Class B	1,000.00	1,000.00	1,123.60	1,015.22	10.24	9.72	1.94
Class C	1,000.00	1,000.00	1,124.20	1,015.22	10.25	9.72	1.94
Class I	1,000.00	1,000.00	1,130.60	1,021.03	4.08	3.87	0.77
Class K	1,000.00	1,000.00	1,129.70	1,019.54	5.67	5.37	1.07
Class R	1,000.00	1,000.00	1,127.60	1,017.70	7.62	7.22	1.44
Class R4	1,000.00	1,000.00	1,130.80	1,020.19	4.98	4.72	0.94
Class R5	1,000.00	1,000.00	1,131.00	1,020.79	4.34	4.12	0.82
Class T	1,000.00	1,000.00	1,128.20	1,018.95	6.30	5.97	1.19
Class W	1,000.00	1,000.00	1,128.40	1,018.95	6.30	5.97	1.19
Class Y	1,000.00	1,000.00	1,130.80	1,020.89	4.24	4.02	0.80
Class Z	1,000.00	1,000.00	1,130.60	1,020.19	4.98	4.72	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA DISCIPLINED VALUE FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 5.1%
Automobiles 1.8%
Ford Motor Co.	1,351,100	17,104,926
Hotels, Restaurants & Leisure 0.1%
International Game Technology PLC	62,300	1,302,070
Media 1.9%
Comcast Corp., Class A	248,600	16,718,350
News Corp., Class A	176,100	2,284,017
Total		19,002,367
Multiline Retail 1.2%
Target Corp.	149,500	11,261,835
Specialty Retail 0.1%
Best Buy Co., Inc.	33,600	1,128,960
Total Consumer Discretionary		49,800,158
CONSUMER STAPLES 9.3%
Food & Staples Retailing 2.7%
Wal-Mart Stores, Inc.	361,600	26,385,952
Food Products 2.4%
Pilgrim's Pride Corp.	238,500	5,545,125
Tyson Foods, Inc., Class A	243,900	17,951,040
Total		23,496,165
Household Products 0.6%
Procter & Gamble Co. (The)	66,900	5,725,971
Personal Products 2.4%
Herbalife Ltd.(a)	140,000	9,521,400
Nu Skin Enterprises, Inc., Class A	262,400	14,012,160
Total		23,533,560
Tobacco 1.2%
Philip Morris International, Inc.	125,200	12,552,552
Total Consumer Staples		91,694,200
ENERGY 12.2%
Energy Equipment & Services 1.2%
National Oilwell Varco, Inc.	93,700	3,031,195
Noble Corp. PLC	1,180,700	8,713,566
Total		11,744,761
Oil, Gas & Consumable Fuels 11.0%
Chevron Corp.	218,000	22,340,640
ConocoPhillips	491,500	20,063,030

Common Stocks (continued)

Issuer	Shares	Value ($)
EOG Resources, Inc.	97,100	7,933,070
Exxon Mobil Corp.(b)	232,000	20,636,400
Tesoro Corp.	156,500	11,917,475
Valero Energy Corp.	333,800	17,451,064
World Fuel Services Corp.	167,000	7,949,200
Total		108,290,879
Total Energy		120,035,640
FINANCIALS 27.2%
Banks 7.8%
Citigroup, Inc.	582,700	25,528,087
Fifth Third Bancorp	475,500	9,024,990
JPMorgan Chase & Co.	579,700	37,083,409
Wells Fargo & Co.	104,000	4,988,880
Total		76,625,366
Capital Markets 2.0%
BlackRock, Inc.	51,400	18,825,250
T. Rowe Price Group, Inc.	13,000	918,970
Total		19,744,220
Consumer Finance 3.2%
Capital One Financial Corp.	234,300	15,716,844
Discover Financial Services	189,100	10,748,444
Navient Corp.	336,300	4,775,460
Total		31,240,748
Diversified Financial Services 3.2%
Berkshire Hathaway, Inc., Class B(a)	58,400	8,425,368
CME Group, Inc.	186,600	19,077,984
Nasdaq, Inc.	49,500	3,502,620
Total		31,005,972
Insurance 6.6%
Aflac, Inc.	258,400	18,677,152
Aspen Insurance Holdings Ltd.	44,400	2,040,624
Assured Guaranty Ltd.	398,500	10,675,815
Everest Re Group Ltd.	34,100	6,445,241
Marsh & McLennan Companies, Inc.	146,200	9,612,650
Prudential Financial, Inc.	232,000	17,467,280
Total		64,918,762
Real Estate Investment Trusts (REITs) 4.4%
CBL & Associates Properties, Inc.	447,700	5,502,233
Empire State Realty Trust, Inc., Class A	732,200	15,368,878

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA DISCIPLINED VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Mid-America Apartment Communities, Inc.	16,300	1,728,126
Public Storage	42,700	10,201,884
Simon Property Group, Inc.	45,900	10,421,136
Total		43,222,257
Total Financials		266,757,325
HEALTH CARE 11.7%
Biotechnology 0.2%
Alkermes PLC(a)	47,100	2,350,290
Health Care Equipment & Supplies 0.5%
Baxter International, Inc.	103,900	4,989,278
Health Care Providers & Services 1.9%
Aetna, Inc.	12,100	1,394,041
Express Scripts Holding Co.(a)	223,900	17,032,073
Total		18,426,114
Pharmaceuticals 9.1%
Johnson & Johnson	178,800	22,391,124
Merck & Co., Inc.	510,200	29,928,332
Pfizer, Inc.	990,400	36,535,856
Total		88,855,312
Total Health Care		114,620,994
INDUSTRIALS 9.3%
Aerospace & Defense 2.5%
Lockheed Martin Corp.	23,200	5,863,336
Raytheon Co.	136,500	19,045,845
Total		24,909,181
Airlines 1.8%
Alaska Air Group, Inc.	168,400	11,319,848
JetBlue Airways Corp.(a)	348,000	6,378,840
Total		17,698,688
Electrical Equipment 2.0%
Eaton Corp. PLC	315,000	19,974,150
Industrial Conglomerates 1.0%
Carlisle Companies, Inc.	30,500	3,150,345
General Electric Co.	194,800	6,066,072
Total		9,216,417
Machinery 0.2%
Allison Transmission Holdings, Inc.	67,200	1,936,704

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 1.0%
ManpowerGroup, Inc.	134,200	9,313,480
Trading Companies & Distributors 0.8%
MSC Industrial Direct Co., Inc., Class A	111,800	8,030,594
Total Industrials		91,079,214
INFORMATION TECHNOLOGY 10.1%
Communications Equipment 3.2%
Cisco Systems, Inc.	1,033,900	31,564,967
IT Services 0.2%
International Business Machines Corp.	12,200	1,959,564
Semiconductors & Semiconductor Equipment 2.6%
QUALCOMM, Inc.	405,700	25,388,706
Software 3.5%
Microsoft Corp.	208,700	11,829,116
Oracle Corp.	541,500	22,223,160
Total		34,052,276
Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.	59,100	6,158,811
Total Information Technology		99,124,324
MATERIALS 3.2%
Chemicals 2.0%
Cabot Corp.	34,900	1,699,281
LyondellBasell Industries NV, Class A	112,400	8,459,224
Westlake Chemical Corp.	210,800	9,641,992
Total		19,800,497
Paper & Forest Products 1.2%
Domtar Corp.	304,600	11,992,102
Total Materials		31,792,599
TELECOMMUNICATION SERVICES 3.7%
Diversified Telecommunication Services 3.7%
AT&T, Inc.	174,100	7,536,789
CenturyLink, Inc.	335,600	10,551,264
Verizon Communications, Inc.	335,500	18,590,055
Total		36,678,108
Total Telecommunication Services		36,678,108

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA DISCIPLINED VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 7.0%
Electric Utilities 3.1%
Entergy Corp.	219,800	17,889,522
PG&E Corp.	123,300	7,883,802
Pinnacle West Capital Corp.	53,100	4,187,997
Total		29,961,321
Independent Power and Renewable Electricity Producers 0.4%
AES Corp. (The)	352,500	4,353,375
Multi-Utilities 3.5%
Consolidated Edison, Inc.	189,600	15,183,168
Public Service Enterprise Group, Inc.	409,500	18,841,095
Total		34,024,263
Total Utilities		68,338,959
Total Common Stocks (Cost: $866,627,175)		969,921,521

Money Market Funds 1.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.439%(c)(d)	11,704,519	11,704,519
Total Money Market Funds (Cost: $11,704,519)		11,704,519
Total Investments (Cost: $878,331,694)		981,626,040
Other Assets & Liabilities, Net		168,043
Net Assets		981,794,083

At July 31, 2016, securities totaling $969,555 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 Index	24	USD	13,009,200	09/2016	460,616	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)  The rate shown is the seven-day current annualized yield at July 31, 2016.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	13,763,518	139,414,415	(141,473,414)	11,704,519	34,616	11,704,519

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA DISCIPLINED VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA DISCIPLINED VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	49,800,158	—	—	49,800,158
Consumer Staples	91,694,200	—	—	91,694,200
Energy	120,035,640	—	—	120,035,640
Financials	266,757,325	—	—	266,757,325
Health Care	114,620,994	—	—	114,620,994
Industrials	91,079,214	—	—	91,079,214
Information Technology	99,124,324	—	—	99,124,324
Materials	31,792,599	—	—	31,792,599
Telecommunication Services	36,678,108	—	—	36,678,108
Utilities	68,338,959	—	—	68,338,959
Total Common Stocks	969,921,521	—	—	969,921,521
Investments measured at net asset value
Money Market Funds	—	—	—	11,704,519
Total Investments	969,921,521	—	—	981,626,040
Derivatives
Assets
Futures Contracts	460,616	—	—	460,616
Total	970,382,137	—	—	982,086,656

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA DISCIPLINED VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $866,627,175)	$969,921,521
Affiliated issuers (identified cost $11,704,519)	11,704,519
Total investments (identified cost $878,331,694)	981,626,040
Receivable for:
Capital shares sold	217,607
Dividends	1,288,411
Variation margin	23,625
Expense reimbursement due from Investment Manager	49
Prepaid expenses	6,806
Trustees' deferred compensation plan	22,863
Other assets	3,323
Total assets	983,188,724
Liabilities
Payable for:
Capital shares purchased	1,183,017
Variation margin	5,786
Management services fees	19,441
Distribution and/or service fees	3,123
Transfer agent fees	62,541
Compensation of board members	38,784
Other expenses	59,086
Trustees' deferred compensation plan	22,863
Total liabilities	1,394,641
Net assets applicable to outstanding capital stock	$981,794,083
Represented by
Paid-in capital	$908,370,947
Undistributed net investment income	8,681,550
Accumulated net realized loss	(39,013,376)
Unrealized appreciation (depreciation) on:
Investments	103,294,346
Futures contracts	460,616
Total — representing net assets applicable to outstanding capital stock	$981,794,083

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA DISCIPLINED VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A
Net assets	$96,040,330
Shares outstanding	10,469,205
Net asset value per share	$9.17
Maximum offering price per share(a)	$9.73
Class B
Net assets	$176,568
Shares outstanding	19,419
Net asset value per share	$9.09
Class C
Net assets	$16,269,670
Shares outstanding	1,815,559
Net asset value per share	$8.96
Class I
Net assets	$454,554,084
Shares outstanding	49,067,273
Net asset value per share	$9.26
Class K
Net assets	$2,829
Shares outstanding	307
Net asset value per share(b)	$9.23
Class R
Net assets	$2,604,105
Shares outstanding	283,458
Net asset value per share	$9.19
Class R4
Net assets	$2,132,306
Shares outstanding	230,477
Net asset value per share	$9.25
Class R5
Net assets	$9,492
Shares outstanding	1,027
Net asset value per share	$9.24
Class T
Net assets	$79,007,715
Shares outstanding	8,633,201
Net asset value per share	$9.15
Maximum offering price per share(a)	$9.71
Class W
Net assets	$211,366,124
Shares outstanding	22,899,716
Net asset value per share	$9.23

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA DISCIPLINED VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class Y
Net assets	$908,995
Shares outstanding	98,225
Net asset value per share	$9.25
Class Z
Net assets	$118,721,865
Shares outstanding	12,825,594
Net asset value per share	$9.26

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA DISCIPLINED VALUE FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$26,669,101
Dividends — affiliated issuers	34,616
Total income	26,703,717
Expenses:
Management services fees	6,703,645
Distribution and/or service fees
Class A	242,179
Class B	2,607
Class C	161,032
Class R	12,635
Class T	192,498
Class W	536,514
Transfer agent fees
Class A	179,872
Class B	485
Class C	29,908
Class K	1
Class R	4,690
Class R4	430
Class R5	9
Class T	142,964
Class W	398,473
Class Z	225,970
Plan administration fees
Class K	7
Compensation of board members	22,394
Custodian fees	14,197
Printing and postage fees	90,054
Registration fees	185,130
Audit fees	27,953
Legal fees	15,076
Other	29,444
Total expenses	9,218,167
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(97,869)
Expense reductions	(2,654)
Total net expenses	9,117,644
Net investment income	17,586,073
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(18,242,541)
Futures contracts	25,761
Net realized loss	(18,216,780)
Net change in unrealized appreciation (depreciation) on:
Investments	23,941,745
Futures contracts	349,788
Net change in unrealized appreciation	24,291,533
Net realized and unrealized gain	6,074,753
Net increase in net assets resulting from operations	$23,660,826

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA DISCIPLINED VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015(a)(b)(c)
Operations
Net investment income	$17,586,073	$14,299,234
Net realized gain (loss)	(18,216,780)	68,417,717
Net change in unrealized appreciation (depreciation)	24,291,533	(19,171,278)
Net increase in net assets resulting from operations	23,660,826	63,545,673
Distributions to shareholders
Net investment income
Class A	(1,447,806)	(750,196)
Class B	(2,168)	(2,182)
Class C	(113,286)	(42,189)
Class I	(7,253,316)	(5,992,480)
Class K	(45)	(37)
Class R	(29,296)	(3,933)
Class R4	(203)	—
Class R5	(578)	—
Class T	(1,137,553)	(906,209)
Class W	(3,279,003)	(2,550,101)
Class Y	(45)	—
Class Z	(2,137,289)	(1,754,975)
Net realized gains
Class A	(4,863,906)	(3,280,868)
Class B	(15,609)	(27,840)
Class C	(815,462)	(538,364)
Class I	(18,763,515)	(19,227,870)
Class K	(138)	(144)
Class R	(119,693)	(22,027)
Class R4	(577)	—
Class R5	(1,540)	—
Class T	(3,853,210)	(4,144,797)
Class W	(11,015,816)	(11,152,660)
Class Y	(115)	—
Class Z	(6,096,626)	(6,295,711)
Total distributions to shareholders	(60,946,795)	(56,692,583)
Increase in net assets from capital stock activity	23,040,059	173,647,118
Total increase (decrease) in net assets	(14,245,910)	180,500,208
Net assets at beginning of year	996,039,993	815,539,785
Net assets at end of year	$981,794,083	$996,039,993
Undistributed net investment income	$8,681,550	$7,148,668

(a) Class R4 shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(c) Class Y shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA DISCIPLINED VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015(a)(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	3,113,877	27,421,573	11,101,650	107,624,009
Distributions reinvested	652,159	5,549,869	377,991	3,632,497
Redemptions	(4,146,013)	(36,371,971)	(4,279,497)	(41,209,860)
Net increase (decrease)	(379,977)	(3,400,529)	7,200,144	70,046,646
Class B shares
Subscriptions	5,783	52,513	14,593	140,188
Distributions reinvested	1,837	15,556	2,774	26,548
Redemptions(d)	(25,457)	(222,246)	(56,303)	(539,155)
Net decrease	(17,837)	(154,177)	(38,936)	(372,419)
Class C shares
Subscriptions	440,081	3,785,830	1,230,124	11,673,805
Distributions reinvested	84,123	702,428	46,392	437,475
Redemptions	(497,238)	(4,258,250)	(247,688)	(2,338,900)
Net increase	26,966	230,008	1,028,828	9,772,380
Class I shares
Subscriptions	7,656,556	68,240,493	7,632,005	76,081,578
Distributions reinvested	3,035,782	26,016,654	2,608,084	25,220,177
Redemptions	(4,111,047)	(37,214,481)	(2,937,943)	(29,080,483)
Net increase	6,581,291	57,042,666	7,302,146	72,221,272
Class R shares
Subscriptions	168,931	1,501,705	229,187	2,186,873
Distributions reinvested	14,385	122,700	974	9,376
Redemptions	(117,518)	(1,047,990)	(29,292)	(282,586)
Net increase	65,798	576,415	200,869	1,913,663
Class R4 shares
Subscriptions	235,703	2,091,713	255	2,500
Distributions reinvested	73	625	—	—
Redemptions	(5,554)	(50,390)	—	—
Net increase	230,222	2,041,948	255	2,500
Class R5 shares
Subscriptions	3,936	36,807	255	2,500
Distributions reinvested	229	1,961	—	—
Redemptions	(3,393)	(29,378)	—	—
Net increase	772	9,390	255	2,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA DISCIPLINED VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015(a)(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	40,020	347,985	74,898	715,868
Distributions reinvested	504,324	4,281,707	449,953	4,315,045
Redemptions	(722,857)	(6,398,773)	(806,634)	(7,804,547)
Net decrease	(178,513)	(1,769,081)	(281,783)	(2,773,634)
Class W shares
Subscriptions	4,128,134	37,012,554	3,540,001	34,460,385
Distributions reinvested	1,669,934	14,294,639	1,418,487	13,702,583
Redemptions	(6,762,722)	(59,035,640)	(5,176,581)	(50,432,995)
Net decrease	(964,654)	(7,728,447)	(218,093)	(2,270,027)
Class Y shares
Subscriptions	99,203	878,208	255	2,500
Redemptions	(1,233)	(10,866)	—	—
Net increase	97,970	867,342	255	2,500
Class Z shares
Subscriptions	2,560,088	22,501,667	6,894,047	67,337,828
Distributions reinvested	561,857	4,815,111	446,301	4,320,194
Redemptions	(5,833,131)	(51,992,254)	(4,760,022)	(46,556,285)
Net increase (decrease)	(2,711,186)	(24,675,476)	2,580,326	25,101,737
Total net increase	2,750,852	23,040,059	17,774,266	173,647,118

(a) Class R4 shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(c) Class Y shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,										Year Ended September 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.56		$9.45		$8.67		$6.96		$6.36		$8.19
Income from investment operations:
Net investment income	0.15		0.13		0.10		0.16		0.12		0.09
Net realized and unrealized gain	0.04		0.56		1.27		1.97		1.23		0.11
Total from investment operations	0.19		0.69		1.37		2.13		1.35		0.20
Less distributions to shareholders:
Net investment income	(0.13)		(0.11)		(0.10)		(0.23)		(0.08)		(0.09)
Net realized gains	(0.45)		(0.47)		(0.49)		(0.19)		(0.67)		(1.94)
Total distributions to shareholders	(0.58)		(0.58)		(0.59)		(0.42)		(0.75)		(2.03)
Net asset value, end of period	$9.17		$9.56		$9.45		$8.67		$6.96		$6.36
Total return	2.51%		7.25%		16.42	%(b)	31.78%		22.47%		0.01%
Ratios to average net assets(c)
Total gross expenses	1.21%		1.20%		1.22%		1.32%		1.38	%(d)	1.33%
Total net expenses(e)	1.19	%(f)	1.18	%(f)	1.18	%(f)	1.16	%(f)	1.11	%(d)(g)	1.14	%(g)
Net investment income	1.72%		1.32%		1.15%		2.05%		2.16	%(d)	1.25%
Supplemental data
Net assets, end of period (in thousands)	$96,040		$103,691		$34,470		$20,163		$12,084		$11,757
Portfolio turnover	82%		89%		90%		103%		73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.47		$9.37		$8.61		$6.89		$6.28		$8.12
Income from investment operations:
Net investment income	0.09		0.05		0.04		0.10		0.08		0.04
Net realized and unrealized gain	0.04		0.56		1.25		1.95		1.22		0.12
Total from investment operations	0.13		0.61		1.29		2.05		1.30		0.16
Less distributions to shareholders:
Net investment income	(0.06)		(0.04)		(0.04)		(0.14)		(0.02)		(0.06)
Net realized gains	(0.45)		(0.47)		(0.49)		(0.19)		(0.67)		(1.94)
Total distributions to shareholders	(0.51)		(0.51)		(0.53)		(0.33)		(0.69)		(2.00)
Net asset value, end of period	$9.09		$9.47		$9.37		$8.61		$6.89		$6.28
Total return	1.80%		6.42%		15.48	%(b)	30.79%		21.79%		(0.64%)
Ratios to average net assets(c)
Total gross expenses	1.95%		1.94%		1.97%		2.07%		2.14	%(d)	2.10%
Total net expenses(e)	1.94	%(f)	1.93	%(f)	1.93	%(f)	1.91	%(f)	1.86	%(d)(g)	1.88	%(g)
Net investment income	1.02%		0.55%		0.42%		1.37%		1.49	%(d)	0.48%
Supplemental data
Net assets, end of period (in thousands)	$177		$353		$714		$754		$809		$1,215
Portfolio turnover	82%		89%		90%		103%		73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.34		$9.25		$8.51		$6.84		$6.25		$8.09
Income from investment operations:
Net investment income	0.08		0.05		0.04		0.10		0.08		0.04
Net realized and unrealized gain	0.05		0.55		1.23		1.93		1.22		0.11
Total from investment operations	0.13		0.60		1.27		2.03		1.30		0.15
Less distributions to shareholders:
Net investment income	(0.06)		(0.04)		(0.04)		(0.17)		(0.04)		(0.05)
Net realized gains	(0.45)		(0.47)		(0.49)		(0.19)		(0.67)		(1.94)
Total distributions to shareholders	(0.51)		(0.51)		(0.53)		(0.36)		(0.71)		(1.99)
Net asset value, end of period	$8.96		$9.34		$9.25		$8.51		$6.84		$6.25
Total return	1.83%		6.40%		15.42	%(b)	30.81%		21.93%		(0.82%)
Ratios to average net assets(c)
Total gross expenses	1.96%		1.95%		1.96%		2.07%		2.13	%(d)	2.04%
Total net expenses(e)	1.94	%(f)	1.93	%(f)	1.93	%(f)	1.91	%(f)	1.86	%(d)(g)	1.85	%(g)
Net investment income	0.97%		0.57%		0.40%		1.27%		1.39	%(d)	0.50%
Supplemental data
Net assets, end of period (in thousands)	$16,270		$16,710		$7,026		$4,001		$1,873		$1,735
Portfolio turnover	82%		89%		90%		103%		73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,							Year Ended September 30,
Class I	2016	2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.65	$9.53	$8.74		$7.01	$6.40		$8.23
Income from investment operations:
Net investment income	0.19	0.17	0.14		0.19	0.15		0.13
Net realized and unrealized gain	0.04	0.57	1.28		1.98	1.23		0.10
Total from investment operations	0.23	0.74	1.42		2.17	1.38		0.23
Less distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.14)		(0.25)	(0.10)		(0.12)
Net realized gains	(0.45)	(0.47)	(0.49)		(0.19)	(0.67)		(1.94)
Total distributions to shareholders	(0.62)	(0.62)	(0.63)		(0.44)	(0.77)		(2.06)
Net asset value, end of period	$9.26	$9.65	$9.53		$8.74	$7.01		$6.40
Total return	2.95%	7.72%	16.88	%(b)	32.32%	22.92%		0.37%
Ratios to average net assets(c)
Total gross expenses	0.77%	0.76%	0.78%		0.83%	0.87	%(d)	0.88%
Total net expenses(e)	0.77%	0.76%	0.77%		0.73%	0.74	%(d)	0.84%
Net investment income	2.12%	1.74%	1.52%		2.52%	2.65	%(d)	1.66%
Supplemental data
Net assets, end of period (in thousands)	$454,554	$409,975	$335,330		$65,134	$63,878		$81,686
Portfolio turnover	82%	89%	90%		103%	73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,							Year Ended September 30,
Class K	2016	2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.61	$9.50	$8.72		$6.99	$6.38		$8.20
Income from investment operations:
Net investment income	0.17	0.14	0.12		0.17	0.14		0.11
Net realized and unrealized gain	0.05	0.56	1.26		1.98	1.23		0.10
Total from investment operations	0.22	0.70	1.38		2.15	1.37		0.21
Less distributions to shareholders:
Net investment income	(0.15)	(0.12)	(0.11)		(0.23)	(0.09)		(0.09)
Net realized gains	(0.45)	(0.47)	(0.49)		(0.19)	(0.67)		(1.94)
Total distributions to shareholders	(0.60)	(0.59)	(0.60)		(0.42)	(0.76)		(2.03)
Net asset value, end of period	$9.23	$9.61	$9.50		$8.72	$6.99		$6.38
Total return	2.77%	7.35%	16.49	%(b)	32.01%	22.68%		0.11%
Ratios to average net assets(c)
Total gross expenses	1.07%	1.03%	1.10%		1.13%	1.17	%(d)	1.17%
Total net expenses(e)	1.07%	1.03%	1.05%		1.01%	1.04	%(d)	1.09%
Net investment income	1.84%	1.45%	1.37%		2.23%	2.39	%(d)	1.41%
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$3		$9	$7		$13
Portfolio turnover	82%	89%	90%		103%	73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.57		$9.46		$8.68		$6.97		$6.36		$8.17
Income from investment operations:
Net investment income	0.13		0.10		0.07		0.14		0.11		0.08
Net realized and unrealized gain	0.05		0.56		1.28		1.97		1.23		0.11
Total from investment operations	0.18		0.66		1.35		2.11		1.34		0.19
Less distributions to shareholders:
Net investment income	(0.11)		(0.08)		(0.08)		(0.21)		(0.06)		(0.06)
Net realized gains	(0.45)		(0.47)		(0.49)		(0.19)		(0.67)		(1.94)
Total distributions to shareholders	(0.56)		(0.55)		(0.57)		(0.40)		(0.73)		(2.00)
Net asset value, end of period	$9.19		$9.57		$9.46		$8.68		$6.97		$6.36
Total return	2.34%		6.98%		16.13	%(b)	31.42%		22.23%		(0.15%)
Ratios to average net assets(c)
Total gross expenses	1.46%		1.45%		1.44%		1.57%		1.65	%(d)	1.62%
Total net expenses(e)	1.44	%(f)	1.43	%(f)	1.43	%(f)	1.41	%(f)	1.36	%(d)(g)	1.45	%(g)
Net investment income	1.45%		1.02%		0.76%		1.83%		1.91	%(d)	1.04%
Supplemental data
Net assets, end of period (in thousands)	$2,604		$2,083		$159		$9		$7		$6
Portfolio turnover	82%		89%		90%		103%		73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015(a)
Per share data
Net asset value, beginning of period	$9.63		$9.80
Income from investment operations:
Net investment income	0.10		0.02
Net realized and unrealized gain (loss)	0.13		(0.19	)(b)
Total from investment operations	0.23		(0.17)
Less distributions to shareholders:
Net investment income	(0.16)		—
Net realized gains	(0.45)		—
Total distributions to shareholders	(0.61)		—
Net asset value, end of period	$9.25		$9.63
Total return	2.89%		(1.73%)
Ratios to average net assets(c)
Total gross expenses	0.97%		0.92	%(d)
Total net expenses(e)	0.94	%(f)	0.92	%(d)(f)
Net investment income	1.16%		1.11	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,132		$2
Portfolio turnover	82%		89%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.63	$9.80
Income from investment operations:
Net investment income	0.19	0.02
Net realized and unrealized gain (loss)	0.04	(0.19	)(b)
Total from investment operations	0.23	(0.17)
Less distributions to shareholders:
Net investment income	(0.17)	—
Net realized gains	(0.45)	—
Total distributions to shareholders	(0.62)	—
Net asset value, end of period	$9.24	$9.63
Total return	2.91%	(1.73%)
Ratios to average net assets(c)
Total gross expenses	0.82%	0.80	%(d)
Total net expenses(e)	0.82%	0.80	%(d)
Net investment income	2.14%	1.23	%(d)
Supplemental data
Net assets, end of period (in thousands)	$9	$2
Portfolio turnover	82%	89%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class T	2016		2015		2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$9.54		$9.42		$8.66		$6.95		$6.35		$7.95
Income from investment operations:
Net investment income	0.15		0.12		0.10		0.16		0.12		0.05
Net realized and unrealized gain (loss)	0.04		0.57		1.25		1.96		1.23		(1.07)
Total from investment operations	0.19		0.69		1.35		2.12		1.35		(1.02)
Less distributions to shareholders:
Net investment income	(0.13)		(0.10)		(0.10)		(0.22)		(0.08)		—
Net realized gains	(0.45)		(0.47)		(0.49)		(0.19)		(0.67)		(0.58)
Total distributions to shareholders	(0.58)		(0.57)		(0.59)		(0.41)		(0.75)		(0.58)
Net asset value, end of period	$9.15		$9.54		$9.42		$8.66		$6.95		$6.35
Total return	2.50%		7.33%		16.15	%(c)	31.74%		22.55%		(13.95%)
Ratios to average net assets(d)
Total gross expenses	1.21%		1.21%		1.27%		1.37%		1.43	%(e)	1.30	%(e)
Total net expenses(f)	1.19	%(g)	1.20	%(g)	1.23	%(g)	1.21	%(g)	1.16	%(e)(h)	1.10	%(e)(h)
Net investment income	1.72%		1.29%		1.11%		2.03%		2.09	%(e)	1.23	%(e)
Supplemental data
Net assets, end of period (in thousands)	$79,008		$84,026		$85,696		$80,761		$67,879		$61,361
Portfolio turnover	82%		89%		90%		103%		73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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28

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class W	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.61		$9.50		$8.72		$7.00		$6.37		$8.19
Income from investment operations:
Net investment income	0.15		0.13		0.10		0.15		0.12		0.10
Net realized and unrealized gain	0.05		0.56		1.27		1.99		1.24		0.10
Total from investment operations	0.20		0.69		1.37		2.14		1.36		0.20
Less distributions to shareholders:
Net investment income	(0.13)		(0.11)		(0.10)		(0.23)		(0.06)		(0.08)
Net realized gains	(0.45)		(0.47)		(0.49)		(0.19)		(0.67)		(1.94)
Total distributions to shareholders	(0.58)		(0.58)		(0.59)		(0.42)		(0.73)		(2.02)
Net asset value, end of period	$9.23		$9.61		$9.50		$8.72		$7.00		$6.37
Total return	2.61%		7.21%		16.32	%(b)	31.75%		22.47%		(0.03%)
Ratios to average net assets(c)
Total gross expenses	1.21%		1.19%		1.21%		1.32%		1.38	%(d)	1.36%
Total net expenses(e)	1.19	%(f)	1.18	%(f)	1.18	%(f)	1.16	%(f)	1.11	%(d)(g)	1.23	%(g)
Net investment income	1.72%		1.30%		1.15%		1.98%		2.13	%(d)	1.27%
Supplemental data
Net assets, end of period (in thousands)	$211,366		$229,401		$228,749		$156,758		$61,854		$69,221
Portfolio turnover	82%		89%		90%		103%		73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.64	$9.81
Income from investment operations:
Net investment income	0.18	0.02
Net realized and unrealized gain (loss)	0.06	(0.19	)(b)
Total from investment operations	0.24	(0.17)
Less distributions to shareholders:
Net investment income	(0.18)	—
Net realized gains	(0.45)	—
Total distributions to shareholders	(0.63)	—
Net asset value, end of period	$9.25	$9.64
Total return	2.96%	(1.73%)
Ratios to average net assets(c)
Total gross expenses	0.80%	0.75	%(d)
Total net expenses(e)	0.80%	0.75	%(d)
Net investment income	2.04%	1.28	%(d)
Supplemental data
Net assets, end of period (in thousands)	$909	$2
Portfolio turnover	82%	89%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.64		$9.52		$8.74		$7.01		$6.40		$8.23
Income from investment operations:
Net investment income	0.18		0.15		0.12		0.18		0.14		0.11
Net realized and unrealized gain	0.05		0.57		1.27		1.98		1.23		0.12
Total from investment operations	0.23		0.72		1.39		2.16		1.37		0.23
Less distributions to shareholders:
Net investment income	(0.16)		(0.13)		(0.12)		(0.24)		(0.09)		(0.12)
Net realized gains	(0.45)		(0.47)		(0.49)		(0.19)		(0.67)		(1.94)
Total distributions to shareholders	(0.61)		(0.60)		(0.61)		(0.43)		(0.76)		(2.06)
Net asset value, end of period	$9.26		$9.64		$9.52		$8.74		$7.01		$6.40
Total return	2.88%		7.55%		16.56	%(b)	32.15%		22.74%		0.32%
Ratios to average net assets(c)
Total gross expenses	0.95%		0.94%		0.95%		1.08%		1.13	%(d)	1.05%
Total net expenses(e)	0.94	%(f)	0.93	%(f)	0.93	%(f)	0.90	%(f)	0.86	%(d)(g)	0.85	%(g)
Net investment income	1.98%		1.55%		1.35%		2.40%		2.39	%(d)	1.44%
Supplemental data
Net assets, end of period (in thousands)	$118,722		$149,791		$123,394		$30,062		$43,836		$74,993
Portfolio turnover	82%		89%		90%		103%		73%		90%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA DISCIPLINED VALUE FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Disciplined Value Fund (formerly known as Columbia Large Value Quantitative Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective December 21, 2015, Columbia Large Value Quantitative Fund was renamed Columbia Disciplined Value Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limitations. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial

Annual Report 2016
32

COLUMBIA DISCIPLINED VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential

Annual Report 2016
33

COLUMBIA DISCIPLINED VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Annual Report 2016
34

COLUMBIA DISCIPLINED VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	460,616	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	25,761
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	349,788

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	10,111,700

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax

Annual Report 2016
35

COLUMBIA DISCIPLINED VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.55% as the Fund's net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.73% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $2,135,743, and the administrative services fee paid to the Investment Manager was $184,061.

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36

COLUMBIA DISCIPLINED VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $1,741.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.18
Class R5	0.05
Class T	0.19
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $2,654.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of

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37

COLUMBIA DISCIPLINED VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,000 and $40,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $90,922 for Class A, $16 for Class B, $3,087 for Class C and $4,139 for Class T shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	1.19%	1.18%
Class B	1.94	1.93
Class C	1.94	1.93
Class I	0.81	0.78
Class K	1.11	1.08
Class R	1.44	1.43
Class R4	0.94	0.93
Class R5	0.86	0.83
Class T	1.19	1.18
Class W	1.19	1.18
Class Y	0.81	0.78
Class Z	0.94	0.93

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

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38

COLUMBIA DISCIPLINED VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(652,603)
Accumulated net realized loss	1,405,593
Paid-in capital	(752,990)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$25,960,799	$30,668,001
Long-term capital gains	34,985,996	26,024,582
Total	$60,946,795	$56,692,583

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,741,945
Capital loss carryforwards	(34,287,766)
Net unrealized appreciation	99,029,352

At July 31, 2016, the cost of investments for federal income tax purposes was $882,596,688 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$117,648,736
Unrealized depreciation	(18,619,384)
Net unrealized appreciation	$99,029,352

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	19,956,215
No expiration — short-term	14,331,551
Total	34,287,766

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended July 31, 2016, $752,990 of capital loss carryforward was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $757,718,048 and $775,148,884, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

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39

COLUMBIA DISCIPLINED VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 80.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in

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40

COLUMBIA DISCIPLINED VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
41

COLUMBIA DISCIPLINED VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Disciplined Value Fund (formerly known as Columbia Large Value Quantitative Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Disciplined Value Fund (formerly known as Columbia Large Value Quantitative Fund) (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

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COLUMBIA DISCIPLINED VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	81.46%
Dividends Received Deduction	80.23%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

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43

COLUMBIA DISCIPLINED VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA DISCIPLINED VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; Former Trustee and Chairman, BofA Funds Series Trust (11 funds), 2005-2016

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COLUMBIA DISCIPLINED VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015.

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COLUMBIA DISCIPLINED VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA DISCIPLINED VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA DISCIPLINED VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
49

COLUMBIA DISCIPLINED VALUE FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the

Annual Report 2016
50

COLUMBIA DISCIPLINED VALUE FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Management Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Threadneedle's profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates, the reasonableness of Columbia Threadneedle's profitability, and JDL's conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its

Annual Report 2016
51

COLUMBIA DISCIPLINED VALUE FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Annual Report 2016
52

COLUMBIA DISCIPLINED VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
53

Columbia Disciplined Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN179_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA DISCIPLINED GROWTH FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA DISCIPLINED GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Approval of Management Agreement	48
Important Information About This Report	51

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA DISCIPLINED GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Disciplined Growth Fund (the Fund) Class A shares gained 3.05% excluding sales charges for the 12-month period that ended July 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 4.35% for the same time period.

■  The Fund's results relative to its benchmark can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	Life
Class A	05/17/07
Excluding sales charges		3.05	13.44	7.00
Including sales charges		-2.84	12.09	6.32
Class B	05/17/07
Excluding sales charges		2.30	12.59	6.19
Including sales charges		-2.22	12.36	6.19
Class C	05/17/07
Excluding sales charges		2.43	12.60	6.21
Including sales charges		1.52	12.60	6.21
Class I	05/17/07	3.62	13.95	7.50
Class K	05/17/07	3.34	13.65	7.22
Class R	05/17/07	2.77	13.13	6.74
Class R4*	06/01/15	3.39	13.51	7.04
Class R5*	11/08/12	3.49	13.81	7.19
Class W*	08/01/08	3.15	13.43	7.01
Class Y*	06/01/15	3.54	13.57	7.06
Class Z*	09/27/10	3.30	13.70	7.14
Russell 1000 Growth Index		4.35	13.62	8.11

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA DISCIPLINED GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 17, 2007 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA DISCIPLINED GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Condon, CFA

Peter Albanese

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at July 31, 2016)
Apple, Inc.	6.5
Facebook, Inc., Class A	4.2
Home Depot, Inc. (The)	3.2
Comcast Corp., Class A	3.1
Visa, Inc., Class A	2.9
Altria Group, Inc.	2.7
Alphabet, Inc., Class A	2.5
MasterCard, Inc., Class A	2.4
Amazon.com, Inc.	2.4
Lowe's Companies, Inc.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Effective December 21, 2015, the Fund was re-named Columbia Disciplined Growth Fund.

At July 31, 2016, approximately 44.9% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2016, the Fund's Class A shares gained 3.05% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 4.35% for the same time period. The Fund's results relative to its benchmark can be attributed primarily to stock selection.

U.S. Equities Gained Amid Heightened Volatility

Following a difficult third quarter of 2015 driven by waning global economic growth and a disappointing U.S. economy, U.S. equities staged a relief rally in October 2015, fueling robust headline returns for the major indices in the final three months of 2015. The Federal Reserve's (the Fed's) decision to enact its first interest rate hike in nine years in December 2015 was notable but had little direct effect on markets, since the Fed had telegraphed its intentions well in advance. Given sluggish global economic conditions, investors favored stocks seen as having the strongest earnings prospects.

After beginning 2016 on a sharp down note, the U.S. stock market staged a strong rebound from mid-February onward. The downturn in early 2016 largely stemmed from concerns about slowing economic growth in China, weakness in energy prices and uncertainty regarding the direction of the Fed's interest rate policy. In mid-February, however, the investment backdrop began to shift in a more positive direction. U.S. economic data, while not particularly robust, showed signs of resilience in the face of weak conditions overseas. The Fed indicated it would take a more gradual approach to raising rates than earlier expected, while both the European Central Bank and Bank of Japan announced negative interest rate policies designed to spur growth. Finally, oil prices rebounded off their January 2016 lows. Together, these developments helped spark a rally in U.S. equities. The second half of the period saw a reversal in trend, where value-oriented stocks and companies with above-average dividends came back into favor over growth, after lagging for more than a year. While volatility rocked equity markets after the vote by the United Kingdom in late June to approve an exit from the European Union, the disruption was short-lived, and July 2016 proved a strong month.

Dividend-Paying Stocks Led Market Higher

For most of the period, stocks demonstrating low volatility characteristics outperformed those with greater market sensitivity. Also, dividend-paying

Annual Report 2016
4

COLUMBIA DISCIPLINED GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

stocks and value-oriented stocks outpaced those that payed little or no dividend and growth-oriented stocks.

We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. With the uptick in volatility and global uncertainty, our quality models were the strongest drivers of performance during the period, while the results for our valuation and catalyst models were mostly mixed amid the low economic growth scenario that dominated.

Stock Selection Overall Hampered Returns

As usual, the Fund maintained a relatively neutral stance on sector allocation, and the majority of its performance relative to the benchmark was influenced by stock selection. Stock selection in the health care sector was the primary detractor from the Fund's relative performance. Stock selection in materials, information technology and industrials hampered results as well. Among the Fund's greatest individual detractors were pharmaceutical products wholesaler AmerisourceBergen, automotive loan provider Santander Consumer USA Holdings and airline United Continental Holdings. Shares of AmerisourceBergen sold off after its management cut the company's 2016 earnings guidance. Its primary headwinds appear to have been pricing pressures and some grocery store contract renewals at less favorable terms. Santander Consumer USA Holdings reported earnings ahead of estimates, but it made an accounting change that removed seasonality impact from its provision model, which benefited its results. Excluding the benefit, earnings would have been significantly lower-than-expectations. The company also indicated it is exiting consumer unsecured loans to focus on auto lending. United Continental Holdings performed poorly amid industry-wide headwinds, including oil prices and concerns about measuring sales relative to capacity.

The Fund utilized futures contracts during the period, using cash balances to increase the Fund's exposure to equity markets. On a stand-alone basis, these derivative positions negatively impacted Fund performance.

Consumer Sectors Stock Selection Aided Fund Performance

Stock selection within the consumer staples and consumer discretionary sectors benefited performance most. Among the individual stocks contributing most to relative performance were Nu Skin Enterprises, SolarWinds and Johnson & Johnson. The Fund had larger positions than the benchmark in each of these holdings, and each significantly outpaced the benchmark overall. Nu Skin Enterprises, which develops and distributes anti-aging personal care products and nutritional supplements, entered into a new strategic agreement during the period whereby the company is scheduled to receive $210 million of investment from Chinese firm Ping An ZQ China Growth Opportunity Limited. The new partnership, perceived favorably by investors, gives Nu Skin Enterprises enhanced access to Chinese markets. SolarWinds develops information technology solutions, including network management. SolarWinds benefited from an acquisition by two private equity firms in October 2015 in an all-cash $4.5 billion deal,

Portfolio Breakdown (%) (at July 31, 2016)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at July 31, 2016)
Consumer Discretionary	20.5
Consumer Staples	10.8
Energy	0.2
Financials	5.3
Health Care	17.5
Industrials	10.9
Information Technology	29.8
Materials	3.3
Telecommunication Services	1.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA DISCIPLINED GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

which drove its stock up significantly. Health care products giant Johnson & Johnson saw its shares gain on better-than-expected revenues and a continued focus on research and development to maintain innovation and profitability. The company also benefited from a broad flight to blue chip stocks, seen as safer and more stable, amid the heightened volatility in the broad U.S. equity market.

Portfolio Construction Process Guided Investment Changes

While there were some changes in sector allocations and individual security positions during the period as a result of the Fund's bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, our team updated the real estate investment trust (REIT) model originally constructed in 2007 as its own reporting sector. Some of the updates include limiting factors with coverage issues, adjustments to the catalyst factor weightings to help minimize turnover and making the model more robust by increasing factor diversification.

Annual Report 2016
6

COLUMBIA DISCIPLINED GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,112.40	1,018.90	6.30	6.02	1.20
Class B	1,000.00	1,000.00	1,108.00	1,015.17	10.22	9.77	1.95
Class C	1,000.00	1,000.00	1,110.20	1,015.17	10.23	9.77	1.95
Class I	1,000.00	1,000.00	1,115.70	1,020.93	4.16	3.97	0.79
Class K	1,000.00	1,000.00	1,114.50	1,019.49	5.68	5.42	1.08
Class R	1,000.00	1,000.00	1,112.10	1,017.65	7.61	7.27	1.45
Class R4	1,000.00	1,000.00	1,114.60	1,020.14	4.99	4.77	0.95
Class R5	1,000.00	1,000.00	1,115.00	1,020.69	4.42	4.22	0.84
Class W	1,000.00	1,000.00	1,114.40	1,018.90	6.31	6.02	1.20
Class Y	1,000.00	1,000.00	1,114.70	1,020.93	4.15	3.97	0.79
Class Z	1,000.00	1,000.00	1,114.30	1,020.14	4.99	4.77	0.95

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA DISCIPLINED GROWTH FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 20.4%
Auto Components 1.5%
Lear Corp.	69,700	7,907,465
Automobiles 0.5%
Thor Industries, Inc.	32,500	2,487,550
Distributors 0.9%
Genuine Parts Co.	45,200	4,621,248
Hotels, Restaurants & Leisure 2.5%
Darden Restaurants, Inc.	14,800	911,088
McDonald's Corp.	52,100	6,129,565
Six Flags Entertainment Corp.	89,700	5,058,183
Yum! Brands, Inc.	11,900	1,064,098
Total		13,162,934
Internet & Catalog Retail 2.4%
Amazon.com, Inc.(a)	16,300	12,368,603
Media 4.5%
Comcast Corp., Class A	235,300	15,823,925
Discovery Communications, Inc., Class A(a)	77,800	1,952,002
Interpublic Group of Companies, Inc. (The)	61,100	1,408,966
MSG Networks, Inc., Class A(a)	41,100	659,655
Walt Disney Co. (The)	35,200	3,377,440
Total		23,221,988
Multiline Retail 1.5%
Target Corp.	101,600	7,653,528
Specialty Retail 6.6%
Home Depot, Inc. (The)	118,500	16,381,440
Lowe's Companies, Inc.	142,500	11,724,900
Urban Outfitters, Inc.(a)	207,300	6,198,270
Total		34,304,610
Total Consumer Discretionary		105,727,926
CONSUMER STAPLES 10.7%
Beverages 0.2%
PepsiCo, Inc.	11,800	1,285,256
Food & Staples Retailing 1.7%
Kroger Co. (The)	164,786	5,634,033
SYSCO Corp.	65,700	3,402,603
Total		9,036,636

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 3.1%
Ingredion, Inc.	3,800	506,312
Pilgrim's Pride Corp.	276,600	6,430,950
Tyson Foods, Inc., Class A	121,600	8,949,760
Total		15,887,022
Personal Products 3.0%
Herbalife Ltd.(a)	125,100	8,508,051
Nu Skin Enterprises, Inc., Class A	132,200	7,059,480
Total		15,567,531
Tobacco 2.7%
Altria Group, Inc.	206,624	13,988,445
Total Consumer Staples		55,764,890
ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%
Apache Corp.	19,800	1,039,500
Total Energy		1,039,500
FINANCIALS 5.3%
Diversified Financial Services 2.1%
S&P Global, Inc.	88,100	10,765,820
Real Estate Investment Trusts (REITs) 3.2%
Empire State Realty Trust, Inc., Class A	136,800	2,871,432
Equity LifeStyle Properties, Inc.	71,700	5,896,608
Public Storage	33,400	7,979,928
Total		16,747,968
Total Financials		27,513,788
HEALTH CARE 17.4%
Biotechnology 6.1%
Alexion Pharmaceuticals, Inc.(a)	28,200	3,626,520
Alkermes PLC(a)	40,400	2,015,960
Amgen, Inc.	7,500	1,290,225
Biogen, Inc.(a)	20,900	6,059,537
BioMarin Pharmaceutical, Inc.(a)	34,600	3,439,932
Celgene Corp.(a)	60,600	6,798,714
Gilead Sciences, Inc.	37,600	2,988,072
Incyte Corp.(a)	24,300	2,192,103
Vertex Pharmaceuticals, Inc.(a)	31,700	3,074,900
Total		31,485,963

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA DISCIPLINED GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 1.3%
Becton Dickinson and Co.	18,400	3,238,400
CR Bard, Inc.	14,600	3,266,458
Total		6,504,858
Health Care Providers & Services 4.4%
Aetna, Inc.	33,600	3,871,056
AmerisourceBergen Corp.	6,500	553,735
CIGNA Corp.	19,900	2,566,304
Express Scripts Holding Co.(a)	124,900	9,501,143
WellCare Health Plans, Inc.(a)	61,500	6,568,200
Total		23,060,438
Life Sciences Tools & Services 1.2%
Bruker Corp.	244,400	6,090,448
Pharmaceuticals 4.4%
Johnson & Johnson	90,400	11,320,792
Merck & Co., Inc.	54,600	3,202,836
Pfizer, Inc.	232,800	8,587,992
Total		23,111,620
Total Health Care		90,253,327
INDUSTRIALS 10.8%
Aerospace & Defense 4.4%
Boeing Co. (The)	87,100	11,641,786
Lockheed Martin Corp.	42,800	10,816,844
Raytheon Co.	3,700	516,261
Total		22,974,891
Airlines 3.0%
Alaska Air Group, Inc.	111,100	7,468,142
Delta Air Lines, Inc.	214,100	8,296,375
Total		15,764,517
Commercial Services & Supplies 0.8%
Waste Management, Inc.	65,000	4,297,800
Industrial Conglomerates 0.3%
3M Co.	8,400	1,498,224
Machinery 2.3%
Allison Transmission Holdings, Inc.	40,000	1,152,800
Illinois Tool Works, Inc.	90,600	10,455,240
Total		11,608,040
Total Industrials		56,143,472

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 29.5%
Communications Equipment —%
F5 Networks, Inc.(a)	2,000	246,840
Internet Software & Services 8.2%
Alphabet, Inc., Class A(a)	16,390	12,970,063
Facebook, Inc., Class A(a)	174,100	21,577,954
VeriSign, Inc.(a)	93,100	8,063,391
Total		42,611,408
IT Services 5.6%
Global Payments, Inc.	25,000	1,866,500
MasterCard, Inc., Class A	131,700	12,543,108
Visa, Inc., Class A	190,900	14,899,745
Total		29,309,353
Semiconductors & Semiconductor Equipment 1.9%
QUALCOMM, Inc.	154,100	9,643,578
Software 7.3%
Adobe Systems, Inc.(a)	101,300	9,913,218
Electronic Arts, Inc.(a)	125,200	9,555,264
Microsoft Corp.	196,990	11,165,393
Red Hat, Inc.(a)	98,200	7,393,478
Total		38,027,353
Technology Hardware, Storage & Peripherals 6.5%
Apple, Inc.(b)	323,477	33,709,538
Total Information Technology		153,548,070
MATERIALS 3.2%
Chemicals 2.4%
Dow Chemical Co. (The)	54,100	2,903,547
LyondellBasell Industries NV, Class A	106,700	8,030,242
PPG Industries, Inc.	17,500	1,832,425
Total		12,766,214
Metals & Mining 0.8%
Steel Dynamics, Inc.	148,900	3,993,498
Total Materials		16,759,712
TELECOMMUNICATION SERVICES 1.7%
Diversified Telecommunication Services 1.7%
Verizon Communications, Inc.	158,800	8,799,108
Total Telecommunication Services		8,799,108
Total Common Stocks (Cost: $404,505,906)		515,549,793

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA DISCIPLINED GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Money Market Funds 0.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.439%(c)(d)	4,822,246	4,822,246
Total Money Market Funds (Cost: $4,822,246)		4,822,246
Total Investments (Cost: $409,328,152)		520,372,039
Other Assets & Liabilities, Net		(319,364)
Net Assets		520,052,675

At July 31, 2016, securities totaling $354,314 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 Index	10	USD	5,420,500	09/2016	157,915	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)  The rate shown is the seven-day current annualized yield at July 31, 2016.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,520,533	162,358,769	(164,057,056)	4,822,246	31,482	4,822,246

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA DISCIPLINED GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA DISCIPLINED GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	105,727,926	—	—	105,727,926
Consumer Staples	55,764,890	—	—	55,764,890
Energy	1,039,500	—	—	1,039,500
Financials	27,513,788	—	—	27,513,788
Health Care	90,253,327	—	—	90,253,327
Industrials	56,143,472	—	—	56,143,472
Information Technology	153,548,070	—	—	153,548,070
Materials	16,759,712	—	—	16,759,712
Telecommunication Services	8,799,108	—	—	8,799,108
Total Common Stocks	515,549,793	—	—	515,549,793
Investments measured at net asset value
Money Market Funds	—	—	—	4,822,246
Total Investments	515,549,793	—	—	520,372,039
Derivatives
Assets
Futures Contracts	157,915	—	—	157,915
Total	515,707,708	—	—	520,529,954

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA DISCIPLINED GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $404,505,906)	$515,549,793
Affiliated issuers (identified cost $4,822,246)	4,822,246
Total investments (identified cost $409,328,152)	520,372,039
Receivable for:
Capital shares sold	510,450
Dividends	245,358
Variation margin	8,750
Expense reimbursement due from Investment Manager	67
Prepaid expenses	4,993
Other assets	3,036
Total assets	521,144,693
Liabilities
Payable for:
Capital shares purchased	931,432
Management services fee	10,642
Distribution and/or service fees	2,174
Transfer agent fees	43,805
Compensation of board members	51,512
Other expenses	52,453
Total liabilities	1,092,018
Net assets applicable to outstanding capital stock	$520,052,675
Represented by
Paid-in capital	$393,396,267
Undistributed net investment income	1,755,421
Accumulated net realized gain	13,699,185
Unrealized appreciation (depreciation) on:
Investments	111,043,887
Futures contracts	157,915
Total — representing net assets applicable to outstanding capital stock	$520,052,675

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA DISCIPLINED GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A
Net assets	$140,658,399
Shares outstanding	16,521,597
Net asset value per share	$8.51
Maximum offering price per share(a)	$9.03
Class B
Net assets	$232,241
Shares outstanding	27,932
Net asset value per share	$8.31
Class C
Net assets	$19,877,765
Shares outstanding	2,407,810
Net asset value per share	$8.26
Class I
Net assets	$235,567,843
Shares outstanding	27,153,105
Net asset value per share	$8.68
Class K
Net assets	$2,629
Shares outstanding	304
Net asset value per share(b)	$8.66
Class R
Net assets	$458,546
Shares outstanding	53,739
Net asset value per share	$8.53
Class R4
Net assets	$305,318
Shares outstanding	35,652
Net asset value per share	$8.56
Class R5
Net assets	$2,620,251
Shares outstanding	297,025
Net asset value per share	$8.82
Class W
Net assets	$96,373,494
Shares outstanding	11,250,673
Net asset value per share	$8.57
Class Y
Net assets	$6,405
Shares outstanding	740
Net asset value per share(b)	$8.65

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA DISCIPLINED GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class Z
Net assets	$23,949,784
Shares outstanding	2,789,866
Net asset value per share	$8.58

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA DISCIPLINED GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$9,052,987
Dividends — affiliated issuers	31,482
Total income	9,084,469
Expenses:
Management services fee	3,975,990
Distribution and/or service fees
Class A	445,052
Class B	3,587
Class C	153,270
Class R	783
Class W	233,601
Transfer agent fees
Class A	386,721
Class B	786
Class C	33,633
Class K	1
Class R	340
Class R4	177
Class R5	866
Class W	204,182
Class Z	25,785
Plan administration fees
Class K	6
Compensation of board members	17,142
Custodian fees	13,142
Printing and postage fees	76,328
Registration fees	157,501
Audit fees	25,573
Legal fees	11,519
Other	23,103
Total expenses	5,789,088
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(192,638)
Total net expenses	5,596,450
Net investment income	3,488,019
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	35,854,649
Futures contracts	(3,142,608)
Net realized gain	32,712,041
Net change in unrealized appreciation (depreciation) on:
Investments	(31,855,167)
Futures contracts	49,360
Net change in unrealized depreciation	(31,805,807)
Net realized and unrealized gain	906,234
Net increase in net assets resulting from operations	$4,394,253

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA DISCIPLINED GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations
Net investment income	$3,488,019	$4,838,363
Net realized gain	32,712,041	65,336,003
Net change in unrealized appreciation (depreciation)	(31,805,807)	28,244,521
Net increase in net assets resulting from operations	4,394,253	98,418,887
Distributions to shareholders
Net investment income
Class A	(1,532,239)	(954,194)
Class I	(2,543,124)	(2,221,593)
Class K	(23)	(15)
Class R	(514)	(27)
Class R4	(490)	—
Class R5	(14,401)	(240)
Class W	(551,053)	(375,597)
Class Y	(62)	—
Class Z	(81,924)	(29,222)
Net realized gains
Class A	(27,962,373)	(28,258,818)
Class B	(46,453)	(82,233)
Class C	(1,591,244)	(661,974)
Class I	(26,752,049)	(29,971,991)
Class K	(322)	(312)
Class R	(15,697)	(2,208)
Class R4	(6,668)	—
Class R5	(160,754)	(3,449)
Class W	(10,056,371)	(11,470,143)
Class Y	(635)	—
Class Z	(1,078,300)	(533,071)
Total distributions to shareholders	(72,394,696)	(74,565,087)
Increase (decrease) in net assets from capital stock activity	(44,785,169)	45,190,442
Total increase (decrease) in net assets	(112,785,612)	69,044,242
Net assets at beginning of year	632,838,287	563,794,045
Net assets at end of year	$520,052,675	$632,838,287
Undistributed net investment income	$1,755,421	$3,010,191

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA DISCIPLINED GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	7,553,237	62,674,995	5,897,654	54,433,103
Distributions reinvested	3,583,988	29,281,178	3,301,860	29,089,389
Redemptions	(20,947,952)	(161,477,689)	(10,198,323)	(93,708,894)
Net decrease	(9,810,727)	(69,521,516)	(998,809)	(10,186,402)
Class B shares
Subscriptions	16,494	129,224	15,058	138,972
Distributions reinvested	5,760	46,136	9,410	81,680
Redemptions(b)	(53,645)	(440,087)	(53,141)	(482,286)
Net decrease	(31,391)	(264,727)	(28,673)	(261,634)
Class C shares
Subscriptions	1,319,921	10,678,333	929,406	8,342,482
Distributions reinvested	170,260	1,355,272	57,978	499,768
Redemptions	(375,835)	(3,028,825)	(125,915)	(1,127,036)
Net increase	1,114,346	9,004,780	861,469	7,715,214
Class I shares
Subscriptions	677,028	6,217,352	7,763,158	75,432,412
Distributions reinvested	3,529,498	29,294,830	3,601,036	32,193,258
Redemptions	(3,064,642)	(27,140,561)	(8,165,876)	(76,846,644)
Net increase	1,141,884	8,371,621	3,198,318	30,779,026
Class R shares
Subscriptions	52,882	444,126	13,307	123,630
Distributions reinvested	906	7,430	216	1,914
Redemptions	(10,212)	(86,054)	(6,154)	(58,640)
Net increase	43,576	365,502	7,369	66,904
Class R4 shares
Subscriptions	33,724	276,042	6,279	58,841
Distributions reinvested	836	6,852	—	—
Redemptions	(5,187)	(44,808)	—	—
Net increase	29,373	238,086	6,279	58,841
Class R5 shares
Subscriptions	155,024	1,298,109	135,370	1,267,964
Distributions reinvested	20,688	174,816	371	3,367
Redemptions	(14,478)	(121,093)	(3,302)	(31,249)
Net increase	161,234	1,351,832	132,439	1,240,082

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA DISCIPLINED GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	2,842,656	23,336,150	2,034,165	18,942,079
Distributions reinvested	1,290,401	10,607,093	1,336,955	11,845,425
Redemptions	(4,845,796)	(42,043,184)	(2,628,399)	(24,476,954)
Net increase (decrease)	(712,739)	(8,099,941)	742,721	6,310,550
Class Y shares
Subscriptions	914	7,941	265	2,500
Distributions reinvested	47	388	—	—
Redemptions	(486)	(4,203)	—	—
Net increase	475	4,126	265	2,500
Class Z shares
Subscriptions	2,578,763	21,232,145	1,225,447	11,399,380
Distributions reinvested	104,225	856,732	53,799	477,193
Redemptions	(998,769)	(8,323,809)	(262,730)	(2,411,212)
Net increase	1,684,219	13,765,068	1,016,516	9,465,361
Total net increase (decrease)	(6,379,750)	(44,785,169)	4,937,894	45,190,442

(a) Class R4 and Class Y shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,							Year Ended September 30,
Class A	2016	2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.39	$9.04	$9.04		$8.47	$8.04		$8.32
Income from investment operations:
Net investment income	0.04	0.05	0.05		0.10	0.07		0.08
Net realized and unrealized gain	0.20	1.36	1.80		1.35	1.70		0.17
Total from investment operations	0.24	1.41	1.85		1.45	1.77		0.25
Less distributions to shareholders:
Net investment income	(0.06)	(0.03)	(0.10)		(0.13)	(0.06)		(0.06)
Net realized gains	(1.06)	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)
Total distributions to shareholders	(1.12)	(1.06)	(1.85)		(0.88)	(1.34)		(0.53)
Net asset value, end of period	$8.51	$9.39	$9.04		$9.04	$8.47		$8.04
Total return	3.05%	16.41%	22.23%		18.82%	24.31%		2.49%
Ratios to average net assets(b)
Total gross expenses	1.27%	1.24%	1.26%		1.25%	1.29	%(c)	1.23%
Total net expenses(d)	1.23%	1.24%	1.26	%(e)	1.22%	1.19	%(c)(e)	1.23	%(e)
Net investment income	0.46%	0.55%	0.55%		1.16%	1.07	%(c)	0.88%
Supplemental data
Net assets, end of period (in thousands)	$140,658	$247,170	$247,008		$260,590	$286,932		$316,366
Portfolio turnover	86%	102%	105%		96%	65%		57%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,							Year Ended September 30,
Class B	2016	2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.20	$8.91	$8.94		$8.34	$7.93		$8.22
Income from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.02)		0.04	0.02		0.01
Net realized and unrealized gain	0.19	1.34	1.77		1.34	1.67		0.17
Total from investment operations	0.17	1.32	1.75		1.38	1.69		0.18
Less distributions to shareholders:
Net investment income	—	—	(0.03)		(0.03)	—		—
Net realized gains	(1.06)	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)
Total distributions to shareholders	(1.06)	(1.03)	(1.78)		(0.78)	(1.28)		(0.47)
Net asset value, end of period	$8.31	$9.20	$8.91		$8.94	$8.34		$7.93
Total return	2.30%	15.49%	21.23%		18.11%	23.37%		1.68%
Ratios to average net assets(b)
Total gross expenses	2.03%	1.99%	2.01%		1.99%	2.06	%(c)	1.97%
Total net expenses(d)	1.98%	1.99%	2.01	%(e)	1.97%	1.94	%(c)(e)	1.97	%(e)
Net investment income (loss)	(0.25%)	(0.18%)	(0.18%)		0.43%	0.34	%(c)	0.12%
Supplemental data
Net assets, end of period (in thousands)	$232	$546	$784		$1,022	$1,248		$1,543
Portfolio turnover	86%	102%	105%		96%	65%		57%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,							Year Ended September 30,
Class C	2016	2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.14	$8.86	$8.90		$8.34	$7.93		$8.22
Income from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.02)		0.03	0.02		0.01
Net realized and unrealized gain	0.20	1.33	1.76		1.35	1.68		0.17
Total from investment operations	0.18	1.31	1.74		1.38	1.70		0.18
Less distributions to shareholders:
Net investment income	—	—	(0.03)		(0.07)	(0.01)		(0.00	)(b)
Net realized gains	(1.06)	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)
Total distributions to shareholders	(1.06)	(1.03)	(1.78)		(0.82)	(1.29)		(0.47)
Net asset value, end of period	$8.26	$9.14	$8.86		$8.90	$8.34		$7.93
Total return	2.43%	15.47%	21.22%		18.12%	23.46%		1.69%
Ratios to average net assets(c)
Total gross expenses	2.03%	1.99%	2.02%		1.99%	2.04	%(d)	1.98%
Total net expenses(e)	1.97%	1.99%	2.02	%(f)	1.97%	1.94	%(d)(f)	1.98	%(f)
Net investment income (loss)	(0.25%)	(0.23%)	(0.23%)		0.37%	0.30	%(d)	0.13%
Supplemental data
Net assets, end of period (in thousands)	$19,878	$11,825	$3,826		$2,892	$2,515		$1,742
Portfolio turnover	86%	102%	105%		96%	65%		57%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class I	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.55	$9.18	$9.16	$8.56	$8.14		$8.41
Income from investment operations:
Net investment income	0.08	0.10	0.09	0.13	0.11		0.13
Net realized and unrealized gain	0.21	1.38	1.81	1.38	1.71		0.17
Total from investment operations	0.29	1.48	1.90	1.51	1.82		0.30
Less distributions to shareholders:
Net investment income	(0.10)	(0.08)	(0.13)	(0.16)	(0.12)		(0.10)
Net realized gains	(1.06)	(1.03)	(1.75)	(0.75)	(1.28)		(0.47)
Total distributions to shareholders	(1.16)	(1.11)	(1.88)	(0.91)	(1.40)		(0.57)
Net asset value, end of period	$8.68	$9.55	$9.18	$9.16	$8.56		$8.14
Total return	3.62%	16.89%	22.67%	19.51%	24.64%		3.06%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.78%	0.80%	0.79%	0.80	%(c)	0.73%
Total net expenses(d)	0.79%	0.78%	0.80%	0.78%	0.75	%(c)	0.73%
Net investment income	0.92%	1.04%	1.01%	1.56%	1.49	%(c)	1.38%
Supplemental data
Net assets, end of period (in thousands)	$235,568	$248,438	$209,398	$201,700	$189,839		$162,770
Portfolio turnover	86%	102%	105%	96%	65%		57%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class K	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.53	$9.16	$9.14	$8.55	$8.12		$8.39
Income from investment operations:
Net investment income	0.05	0.07	0.07	0.11	0.09		0.10
Net realized and unrealized gain	0.22	1.38	1.81	1.37	1.71		0.16
Total from investment operations	0.27	1.45	1.88	1.48	1.80		0.26
Less distributions to shareholders:
Net investment income	(0.08)	(0.05)	(0.11)	(0.14)	(0.09)		(0.06)
Net realized gains	(1.06)	(1.03)	(1.75)	(0.75)	(1.28)		(0.47)
Total distributions to shareholders	(1.14)	(1.08)	(1.86)	(0.89)	(1.37)		(0.53)
Net asset value, end of period	$8.66	$9.53	$9.16	$9.14	$8.55		$8.12
Total return	3.34%	16.60%	22.37%	19.08%	24.45%		2.64%
Ratios to average net assets(b)
Total gross expenses	1.07%	1.06%	1.09%	1.09%	1.10	%(c)	1.03%
Total net expenses(d)	1.06%	1.06%	1.09%	1.05%	1.04	%(c)	1.01%
Net investment income	0.64%	0.73%	0.77%	1.31%	1.24	%(c)	1.10%
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$3	$9	$9		$8
Portfolio turnover	86%	102%	105%	96%	65%		57%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,							Year Ended September 30,
Class R	2016	2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.41	$9.05	$9.06		$8.52	$8.08		$8.37
Income from investment operations:
Net investment income	0.02	0.02	0.04		0.04	0.06		0.06
Net realized and unrealized gain	0.20	1.38	1.77		1.40	1.71		0.16
Total from investment operations	0.22	1.40	1.81		1.44	1.77		0.22
Less distributions to shareholders:
Net investment income	(0.04)	(0.01)	(0.07)		(0.15)	(0.05)		(0.04)
Net realized gains	(1.06)	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)
Total distributions to shareholders	(1.10)	(1.04)	(1.82)		(0.90)	(1.33)		(0.51)
Net asset value, end of period	$8.53	$9.41	$9.05		$9.06	$8.52		$8.08
Total return	2.77%	16.22%	21.75%		18.65%	24.04%		2.10%
Ratios to average net assets(b)
Total gross expenses	1.53%	1.49%	1.50%		1.49%	1.53	%(c)	1.47%
Total net expenses(d)	1.47%	1.49%	1.50	%(e)	1.48%	1.44	%(c)	1.47%
Net investment income	0.23%	0.20%	0.39%		0.44%	0.85	%(c)	0.64%
Supplemental data
Net assets, end of period (in thousands)	$459	$96	$25		$123	$9		$8
Portfolio turnover	86%	102%	105%		96%	65%		57%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.43	$9.33
Income from investment operations:
Net investment income (loss)	0.04	(0.01)
Net realized and unrealized gain	0.23	0.11
Total from investment operations	0.27	0.10
Less distributions to shareholders:
Net investment income	(0.08)	—
Net realized gains	(1.06)	—
Total distributions to shareholders	(1.14)	—
Net asset value, end of period	$8.56	$9.43
Total return	3.39%	1.07%
Ratios to average net assets(b)
Total gross expenses	1.02%	1.05	%(c)
Total net expenses(d)	0.96%	1.05	%(c)
Net investment income (loss)	0.53%	(0.60	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$305	$59
Portfolio turnover	86%	102%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.69	$9.30	$9.25	$8.54
Income from investment operations:
Net investment income	0.08	0.03	0.08	0.07
Net realized and unrealized gain	0.21	1.46	1.85	1.56
Total from investment operations	0.29	1.49	1.93	1.63
Less distributions to shareholders:
Net investment income	(0.10)	(0.07)	(0.13)	(0.17)
Net realized gains	(1.06)	(1.03)	(1.75)	(0.75)
Total distributions to shareholders	(1.16)	(1.10)	(1.88)	(0.92)
Net asset value, end of period	$8.82	$9.69	$9.30	$9.25
Total return	3.49%	16.82%	22.80%	20.86%
Ratios to average net assets(b)
Total gross expenses	0.86%	0.86%	0.85%	0.79	%(c)
Total net expenses(d)	0.84%	0.86%	0.85%	0.76	%(c)
Net investment income	0.90%	0.33%	0.90%	1.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,620	$1,316	$31	$3
Portfolio turnover	86%	102%	105%	96%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,							Year Ended September 30,
Class W	2016	2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.44	$9.08	$9.08		$8.50	$8.07		$8.35
Income from investment operations:
Net investment income	0.04	0.05	0.04		0.14	0.07		0.08
Net realized and unrealized gain	0.21	1.37	1.80		1.32	1.70		0.16
Total from investment operations	0.25	1.42	1.84		1.46	1.77		0.24
Less distributions to shareholders:
Net investment income	(0.06)	(0.03)	(0.09)		(0.13)	(0.06)		(0.05)
Net realized gains	(1.06)	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)
Total distributions to shareholders	(1.12)	(1.06)	(1.84)		(0.88)	(1.34)		(0.52)
Net asset value, end of period	$8.57	$9.44	$9.08		$9.08	$8.50		$8.07
Total return	3.15%	16.43%	22.11%		18.85%	24.13%		2.43%
Ratios to average net assets(b)
Total gross expenses	1.28%	1.24%	1.29%		1.26%	1.30	%(c)	1.23%
Total net expenses(d)	1.22%	1.24%	1.28	%(e)	1.21%	1.19	%(c)(e)	1.23	%(e)
Net investment income	0.50%	0.55%	0.49%		1.65%	1.03	%(c)	0.91%
Supplemental data
Net assets, end of period (in thousands)	$96,373	$112,928	$101,907		$1,796	$87,810		$92,023
Portfolio turnover	86%	102%	105%		96%	65%		57%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.53	$9.42
Income from investment operations:
Net investment income	0.08	0.01
Net realized and unrealized gain	0.21	0.10
Total from investment operations	0.29	0.11
Less distributions to shareholders:
Net investment income	(0.11)	—
Net realized gains	(1.06)	—
Total distributions to shareholders	(1.17)	—
Net asset value, end of period	$8.65	$9.53
Total return	3.54%	1.17%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.75	%(c)
Total net expenses(d)	0.79%	0.75	%(c)
Net investment income	0.92%	0.64	%(c)
Supplemental data
Net assets, end of period (in thousands)	$6	$3
Portfolio turnover	86%	102%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,							Year Ended September 30,
Class Z	2016	2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.46	$9.09	$9.09		$8.51	$8.10		$8.42
Income from investment operations:
Net investment income	0.06	0.07	0.06		0.13	0.08		0.11
Net realized and unrealized gain	0.20	1.39	1.81		1.35	1.71		0.14
Total from investment operations	0.26	1.46	1.87		1.48	1.79		0.25
Less distributions to shareholders:
Net investment income	(0.08)	(0.06)	(0.12)		(0.15)	(0.10)		(0.10)
Net realized gains	(1.06)	(1.03)	(1.75)		(0.75)	(1.28)		(0.47)
Total distributions to shareholders	(1.14)	(1.09)	(1.87)		(0.90)	(1.38)		(0.57)
Net asset value, end of period	$8.58	$9.46	$9.09		$9.09	$8.51		$8.10
Total return	3.30%	16.80%	22.39%		19.19%	24.46%		2.43%
Ratios to average net assets(b)
Total gross expenses	1.03%	1.00%	1.02%		1.02%	1.02	%(c)	0.98%
Total net expenses(d)	0.96%	1.00%	1.02	%(e)	0.98%	0.92	%(c)(e)	0.98	%(e)
Net investment income	0.73%	0.76%	0.72%		1.49%	1.19	%(c)	1.25%
Supplemental data
Net assets, end of period (in thousands)	$23,950	$10,456	$811		$254	$435		$125
Portfolio turnover	86%	102%	105%		96%	65%		57%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Disciplined Growth Fund (formerly Columbia Large Growth Quantitative Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective December 21, 2015, Columbia Large Growth Quantitative Fund was renamed Columbia Disciplined Growth Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

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COLUMBIA DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any

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32

COLUMBIA DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures

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COLUMBIA DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	157,915	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(3,142,608)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	49,360

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	7,937,863

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the

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34

COLUMBIA DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.55% as the Fund's net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.75% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,371,566, and the administrative services fee paid to the Investment Manager was $118,898.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $1,386.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares

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COLUMBIA DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.22
Class C	0.22
Class K	0.03
Class R	0.22
Class R4	0.21
Class R5	0.05
Class W	0.22
Class Z	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $88,000 and $61,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $246,803 for Class A, $5 for Class B and $2,667 for Class C shares for the year ended July 31, 2016.

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COLUMBIA DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	1.20%	1.30%
Class B	1.95	2.05
Class C	1.95	2.05
Class I	0.79	0.88
Class K	1.09	1.18
Class R	1.45	1.55
Class R4	0.95	1.05
Class R5	0.84	0.93
Class W	1.20	1.30
Class Y	0.79	0.88
Class Z	0.95	1.05

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(18,959)
Accumulated net realized gain	18,959

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$12,820,654	$27,274,255
Long-term capital gains	59,574,042	47,290,832
Total	$72,394,696	$74,565,087

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,805,980
Undistributed long-term capital gains	15,189,566
Net unrealized appreciation	109,711,421

At July 31, 2016, the cost of investments for federal income tax purposes was $410,660,618 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$116,766,519
Unrealized depreciation	(7,055,098)
Net unrealized appreciation	$109,711,421

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors

Annual Report 2016
37

COLUMBIA DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $454,326,510 and $569,135,325, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 86.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their

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38

COLUMBIA DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
39

COLUMBIA DISCIPLINED GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Disciplined Growth Fund (formerly Columbia Large Growth Quantitative Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Disciplined Growth Fund (formerly Columbia Large Growth Quantitative Fund) (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

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COLUMBIA DISCIPLINED GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	76.30%
Dividends Received Deduction	74.30%
Capital Gain Dividend	$34,957,794

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA DISCIPLINED GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA DISCIPLINED GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust (11 funds), 2005-2016

Annual Report 2016
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COLUMBIA DISCIPLINED GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015.

Annual Report 2016
44

COLUMBIA DISCIPLINED GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
45

COLUMBIA DISCIPLINED GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investorcolumbiathreadneedleus.com.

Annual Report 2016
46

COLUMBIA DISCIPLINED GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
47

COLUMBIA DISCIPLINED GROWTH FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Growth Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the

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COLUMBIA DISCIPLINED GROWTH FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Management Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Threadneedle's profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates, the reasonableness of Columbia Threadneedle's profitability, and JDL's conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its

Annual Report 2016
49

COLUMBIA DISCIPLINED GROWTH FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Annual Report 2016
50

COLUMBIA DISCIPLINED GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
51

Columbia Disciplined Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN178_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA FLOATING RATE FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA FLOATING RATE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Changes in Net Assets	28
Financial Highlights	31
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	52
Federal Income Tax Information	53
Trustees and Officers	54
Approval of Management Agreement	60
Important Information About This Report	63

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA FLOATING RATE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Floating Rate Fund (the Fund) Class A shares returned 2.53% excluding sales charges for the 12-month period that ended July 31, 2016.

■  The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, which increased 2.26% for the same time period.

■  The Fund's conservative positioning during the first half of the period was a major contributor to the Fund's outperformance. Also, as the leveraged bank loan market staged a significant recovery beginning in March 2016, we rapidly deployed cash and adjusted the Fund's positioning as we sought to take advantage of the rally in loan prices during much of the latter half of the period.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	02/16/06
Excluding sales charges		2.53	4.01	3.71
Including sales charges		-0.56	3.37	3.39
Class B	02/16/06
Excluding sales charges		1.76	3.24	2.94
Including sales charges		-3.16	2.88	2.94
Class C	02/16/06
Excluding sales charges		1.76	3.24	2.93
Including sales charges		0.78	3.24	2.93
Class I	02/16/06	2.89	4.39	4.06
Class K	02/16/06	2.47	4.08	3.83
Class R*	09/27/10	2.27	3.76	3.46
Class R4*	02/28/13	2.66	4.17	3.78
Class R5*	08/01/08	2.84	4.34	3.96
Class W*	12/01/06	2.48	4.02	3.66
Class Y*	06/01/15	2.88	4.10	3.75
Class Z*	09/27/10	2.78	4.27	3.86
Credit Suisse Leveraged Loan Index		2.26	4.26	4.26

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2016
2

COLUMBIA FLOATING RATE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2006 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA FLOATING RATE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Lynn Hopton

Yvonne Stevens

Steven Staver

Ronald Launsbach, CFA

Portfolio Breakdown (%) (at July 31, 2016)
Common Stocks	2.3
Corporate Bonds & Notes	3.0
Fixed-Income Funds	0.5
Money Market Funds	5.8
Preferred Stocks	0.0	(a)
Senior Loans	88.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

For the 12-month period that ended July 31, 2016, the Fund's Class A shares returned 2.53% excluding sales charges. The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index (the CSLL Index), which returned 2.26% for the same time period. The Fund's conservative positioning during the first half of the period was a major contributor to the Fund's outperformance. Also, as the leveraged bank loan market staged a significant recovery beginning in March 2016, we rapidly deployed cash and adjusted the Fund's positioning as we sought to take advantage of the rally in loan prices during much of the latter half of the period.

Leveraged Bank Loan Market Challenged By Volatile Market Environment

Early in the period, the capital markets broadly were pulled down by China's August 2015 devaluation of the renminbi in the wake of that country's slowing economic growth rate and by heightened fears of a potential global currency war. The U.S. economy remained on a moderate upward trajectory, with strengthening key indicators, such as employment and housing, while consumers benefited from renewed weakness in energy prices. At the same time, wage growth and inflation remained low. Global macroeconomic jitters and an absence of upward price pressures at home prompted the Federal Reserve (the Fed) to signal patience with respect to its inevitable shift toward a less accommodative monetary stance. By December 2015, however, the Fed did raise its key short-term borrowing rate, the federal funds rate, for the first time since the Great Recession and aimed to calm the markets with a commitment to slow and measured increases. Weak technical, or supply/demand, conditions, arguably a result of market volatility and eroding sentiment, weighed on leveraged loan prices for the first half of the period and into February 2016. The trend of leveraged loan mutual fund outflows persisted; collateralized loan obligation (CLO) formation remained muted; and overall demand failed to keep pace with new issue volumes. Despite the Fed's assurances, prices weakened materially for the more credit-sensitive segments of the fixed-income market, and leveraged loan prices ended February 2016 at their lowest level since the summer of 2011. That said, leveraged loans outperformed high-yield corporate bonds during this time frame, supported, in part, by having less exposure to the highly challenged commodity sectors. Interestingly, despite the negative market bias from August 2015 through February 2016, defaults in the loan market remained at the low end of the historical range, generally reflecting a stable fundamental backdrop. Defaults were largely concentrated in the troubled energy and metals/mining industries.

Beginning in March 2016, credit-sensitive assets, including leveraged loans, staged a meaningful rally after a series of actions taken by central banks globally in an effort to stimulate economic growth. Against a backdrop of persistently weak global economic growth, many investors viewed the Fed as likely to pursue a longer than expected timetable for raising its benchmark short-term lending rate, and the market view, in turn, turned positive. In June 2016, however, the markets were briefly caught off-guard by the results of a vote by the United Kingdom to leave

Annual Report 2016
4

COLUMBIA FLOATING RATE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

the European Union. The uncertainty around the fallout from a possible "Brexit" led to what investors widely perceived as a flight to safety and pushed U.S. Treasury yields to historically low levels by the end of June 2016. While prices wavered in the days following the Brexit vote, credit-sensitive areas of the market, including leveraged loans, improved significantly in July 2016 on the strength of supportive central banks globally and on a rebound in prices of oil and other commodities. The high-yield rally that had taken hold in March 2016 led to a re-emergence of demand in the leveraged loan market from institutional and retail investors alike that continued through the remainder of the period. These positive technical developments reflected a generally improving appetite for risk. Mutual fund flows were decidedly less negative than during the first half of the period, and new CLO formation, while far from robust compared to prior years, picked up meaningfully in the last four months of the annual period. Additionally, a rather continuous stream of prepayments in the leveraged loan markets beginning in April 2016 limited the net new supply of loans, leading to further market demand and upward price pressure.

Credit Selection in Variety of Industries Aided Fund Performance

During the period, the Fund's top performing areas were utilities, information technology, retail, manufacturing and containers/forest products. In all of these segments except utilities, the Fund's holdings outperformed both their respective broad sector indices and the benchmark due primarily to effective credit selection. Having an overweight position in the manufacturing and containers/forest products industries further enhanced the Fund's relative performance. In the case of utilities, the Fund's significant underweight compared to the benchmark in Energy Future Holdings (formerly TXU) helped, as the electric provider traded lower in sympathy with a deterioration in natural gas prices during the period.

Positioning In Financials, Chemicals and Energy Industries Detracted from Fund Returns

Credit selection in the financials, chemicals and energy industries detracted from the Fund's relative results, only partially offset by the beneficial effect of being underweight the lagging financials and energy industries. Notably, while the Fund's underweight in energy hurt the Fund's performance during the second half of the period as oil prices began to rally, the allocation effect in energy for the annual period overall was positive.

The Fund's cash position had a rather neutral effect on its relative performance for the period as a whole. Cash balances were a slight drag during the latter half of the period given the rally in the leveraged loan market and increasing cash balances as a result of refinancing and modest inflows, but those same cash balances were a benefit to Fund performance for the first seven months of the period when loan prices fell.

Quality Breakdown (%) (at July 31, 2016)
BBB rating	4.5
BB rating	36.9
B rating	49.3
CCC rating	7.7
CC rating	0.2
C rating	0.1
D rating	0.2
Not rated	1.1
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody's, as available. If Moody's doesn't rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio's exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

Annual Report 2016
5

COLUMBIA FLOATING RATE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the fund investing in lower yielding debt instruments, lowering the fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investment in loans may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. These transactions involve greater risk (including default and bankruptcy) than other investments. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. See the Fund's prospectus for information on these and other risks.

Shifting Market Conditions Drove Fund Portfolio Changes

Given the market volatility during the first half of the period, we were cautious in deploying cash. As the market gained momentum in the second half of the period, we proactively worked to deploy cash from prepayments as quickly and prudently as possible. We believe our active management of the Fund's cash position to be a relative performance advantage for those investors with a long-term perspective.

As of July 31, 2016, the Fund had overweight exposures compared to the benchmark in the chemicals, forest products, gaming, manufacturing, broadcasting and utilities industries. The Fund's biggest underweights relative to the CSLL Index were in the energy, financial services, health care and service industries.

As always, prudent credit selection will continue to be of great importance in our portfolio positioning and strategy.

Annual Report 2016
6

COLUMBIA FLOATING RATE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,067.20	1,019.74	5.29	5.17	1.03
Class B	1,000.00	1,000.00	1,063.20	1,016.01	9.13	8.92	1.78
Class C	1,000.00	1,000.00	1,063.20	1,016.01	9.13	8.92	1.78
Class I	1,000.00	1,000.00	1,069.00	1,021.48	3.50	3.42	0.68
Class K	1,000.00	1,000.00	1,066.10	1,019.99	5.03	4.92	0.98
Class R	1,000.00	1,000.00	1,065.80	1,018.50	6.57	6.42	1.28
Class R4	1,000.00	1,000.00	1,068.60	1,020.98	4.01	3.92	0.78
Class R5	1,000.00	1,000.00	1,068.60	1,021.23	3.75	3.67	0.73
Class W	1,000.00	1,000.00	1,066.80	1,019.74	5.29	5.17	1.03
Class Y	1,000.00	1,000.00	1,069.00	1,021.48	3.50	3.42	0.68
Class Z	1,000.00	1,000.00	1,068.50	1,020.98	4.01	3.92	0.78

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Senior Loans 88.6%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 1.9%
Abacus Innovations Corp. Tranche B Term Loan(a)(b)(c) 06/09/23	3.407%	1,025,000	1,026,927
B/E Aerospace, Inc. Term Loan(a)(b) 12/16/21	3.750%	2,025,467	2,036,607
Booz Allen Hamilton, Inc. Tranche B Term Loan(a)(b) 07/07/23	3.500%	1,834,410	1,841,289
Doncasters US Finance LLC Tranche B Term Loan(a)(b) 04/09/20	4.500%	2,898,045	2,832,839
Engility Corp. 1st Lien Term Loan(a)(b) 05/22/20	7.020%	2,651,609	2,651,609
TransDigm, Inc.(a)(b) Tranche E Term Loan 05/16/22	3.750%	617,563	614,784
Tranche F Term Loan 06/09/23	3.750%	657,895	653,875
06/09/23	3.750%	592,105	588,488
06/09/23	3.750%	2,802,281	2,781,263
Total			15,027,681
AIRLINES 0.5%
American Airlines, Inc. Term Loan(a)(b) 06/27/20	3.250%	2,187,178	2,177,796
Delta Air Lines, Inc. Tranche B1 Term Loan(a)(b) 10/18/18	3.250%	1,991,813	1,997,151
Total			4,174,947
AUTOMOTIVE 1.8%
Allison Transmission, Inc. Tranche B3 Term Loan(a)(b) 08/23/19	3.500%	2,482,011	2,483,053
FCA US LLC(a)(b) Tranche B Term Loan 05/24/17	3.500%	3,002,068	3,005,280
12/31/18	3.250%	579,993	580,718
Gates Global LLC Term Loan(a)(b) 07/06/21	4.250%	5,059,427	4,946,855
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b) 04/30/19	3.750%	1,700,000	1,701,411

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Navistar, Inc. Tranche B Term Loan(a)(b) 08/07/20	6.500%	2,189,000	2,059,039
Total			14,776,356
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.5%
Aretec Group, Inc.(a)(b) 2nd Lien Term Loan PIK 05/23/21	2.000%	1,392,075	1,016,215
Term Loan 11/23/20	8.000%	978,669	976,222
USI, Inc. Term Loan(a)(b) 12/27/19	4.250%	2,169,454	2,163,358
Total			4,155,795
BUILDING MATERIALS 1.0%
Contech Engineered Solutions LLC Term Loan(a)(b) 04/29/19	6.250%	1,212,500	1,204,170
HD Supply, Inc. Term Loan(a)(b) 08/13/21	3.750%	2,571,269	2,581,554
SRS Distribution, Inc. 2nd Lien Term Loan(a)(b) 02/24/23	9.750%	1,000,000	1,008,750
Wilsonart LLC Term Loan(a)(b) 10/31/19	4.000%	3,411,329	3,405,632
Total			8,200,106
CABLE AND SATELLITE 3.0%
Block Communications, Inc. Tranche B Term Loan(a)(b) 11/07/21	4.000%	1,965,023	1,969,936
CSC Holdings, Inc. Term Loan(a)(b) 10/09/22	5.000%	2,618,437	2,634,148
Cequel Communications LLC Term Loan(a)(b) 12/14/22	4.250%	3,276,119	3,282,278
Charter Communications Operating LLC(a)(b) Tranche H Term Loan 08/24/21	3.250%	1,122,188	1,125,150
Tranche I Term Loan 01/24/23	3.500%	448,875	450,671
Encompass Digital Media, Inc.(a)(b) Tranche B 1st Lien Term Loan 06/06/21	5.500%	1,917,641	1,872,576

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B 2nd Lien Term Loan 06/06/22	8.750%	1,500,000	1,365,000
MCC Iowa LLC Tranche H Term Loan(a)(b) 01/29/21	3.250%	1,455,000	1,453,632
Numericable US LLC(a)(b) Tranche B5 Term Loan 07/29/22	4.563%	2,729,375	2,723,234
Tranche B7 Term Loan 01/15/24	5.000%	2,518,688	2,521,206
Quebecor Media, Inc. Tranche B1 Term Loan(a)(b) 08/17/20	3.250%	1,945,000	1,927,981
Virgin Media Investment Holdings Ltd. Tranche F Term Loan(a)(b) 06/30/23	3.649%	2,743,784	2,731,218
Total			24,057,030
CHEMICALS 7.2%
Allnex & Cy SCA Tranche B1 Term Loan(a)(b) 10/03/19	4.500%	1,812,100	1,807,569
Allnex U.S.A, Inc. Tranche B2 Term Loan(a)(b) 10/03/19	4.500%	940,211	937,861
Ascend Performance Materials Operations LLC Tranche B Term Loan(a)(b) 04/10/18	6.750%	1,627,521	1,623,452
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(a)(b) 02/01/20	3.750%	3,336,373	3,344,313
Axiall Holdco, Inc. Term Loan(a)(b) 02/28/22	4.000%	1,477,500	1,476,879
Chemours Co. LLC (The) Tranche B Term Loan(a)(b) 05/12/22	3.750%	2,638,069	2,560,246
ColourOz Investment 1 GmbH Tranche C 1st Lien Term Loan(a)(b) 09/07/21	4.500%	471,796	465,309
ColourOz Investment 2 GmbH Tranche B2 1st Lien Term Loan(a)(b) 09/07/21	4.500%	2,853,978	2,814,736
Duke Finance LLC Tranche B 1st Lien Term Loan(a)(b) 10/28/21	7.000%	3,940,100	3,821,897

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
HII Holding Corp.(a)(b) 1st Lien Term Loan 12/20/19	4.250%	1,888,869	1,886,508
2nd Lien Term Loan 12/21/20	9.750%	2,150,000	2,107,000
Huntsman International LLC(a)(b) Term Loan 10/01/21	3.750%	1,699,125	1,694,164
Tranche B Term Loan 04/19/19	3.540%	1,661,395	1,660,016
Ineos US Finance LLC Term Loan(a)(b) 12/15/20	3.750%	2,872,427	2,859,875
Kronos Worldwide, Inc. Term Loan(a)(b) 02/18/20	4.000%	2,932,500	2,716,961
MacDermid, Inc. Tranche B 1st Lien Term Loan(a)(b) 06/07/20	5.500%	2,472,878	2,472,878
Minerals Technologies, Inc. Tranche B1 Term Loan(a)(b) 05/10/21	3.750%	977,385	980,445
Nexeo Solutions LLC Term Loan(a)(b) 06/09/23	5.250%	5,650,000	5,671,187
Oxea Finance & Cy SCA Tranche B2 1st Lien Term Loan(a)(b) 01/15/20	4.250%	3,476,687	3,287,660
PQ Corp. Tranche B1 Term Loan(a)(b) 11/04/22	5.750%	1,375,000	1,385,890
PolyOne Corp. Tranche B1 Term Loan(a)(b) 11/11/22	3.500%	995,006	999,981
Ravago Holdings America, Inc Term Loan(a)(b) 06/30/23	4.646%	3,000,000	3,007,500
Trinseo Materials Operating SCA/Finance, Inc. Tranche B Term Loan(a)(b) 11/05/21	4.250%	2,994,750	3,003,165
Tronox Pigments BV Term Loan(a)(b) 03/19/20	4.500%	2,140,768	2,099,023
Univar, Inc. Term Loan(a)(b) 07/01/22	4.250%	3,421,638	3,416,642
Total			58,101,157

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CONSTRUCTION MACHINERY 0.8%
Doosan Bobcat, Inc. Tranche B Term Loan(a)(b) 05/28/21	4.500%	3,104,003	3,115,643
Douglas Dynamics LLC Term Loan(a)(b) 12/31/21	5.250%	1,475,000	1,475,000
North American Lifting Holdings, Inc. 1st Lien Term Loan(a)(b) 11/27/20	5.500%	2,426,052	1,830,917
Total			6,421,560
CONSUMER CYCLICAL SERVICES 2.0%
Creative Artists Agency LLC Term Loan(a)(b) 12/17/21	5.000%	2,487,619	2,490,728
KAR Auction Services, Inc. Tranche B2 Term Loan(a)(b) 03/11/21	3.938%	1,219,543	1,225,128
ServiceMaster Co. LLC (The) Term Loan(a)(b) 07/01/21	4.250%	3,441,212	3,453,050
SourceHOV LLC Tranche B 1st Lien Term Loan(a)(b) 10/31/19	7.750%	1,934,688	1,520,336
Weight Watchers International, Inc. Tranche B2 Term Loan(a)(b) 04/02/20	4.000%	5,882,412	4,437,927
West Corp. Tranche B12 Term Loan(a)(b) 06/17/23	3.750%	2,922,098	2,923,004
Total			16,050,173
CONSUMER PRODUCTS 1.5%
Affinion Group, Inc. Tranche B Term Loan(a)(b) 04/30/18	6.750%	1,386,306	1,313,913
Fender Musical Instruments Corp. Term Loan(a)(b) 04/03/19	5.750%	597,000	593,269
NBTY, Inc. Tranche B Term Loan(a)(b) 05/05/23	5.000%	2,475,000	2,462,625
Serta Simmons Holdings LLC Term Loan(a)(b) 10/01/19	4.250%	2,554,925	2,565,783
Varsity Brands, Inc. 1st Lien Term Loan(a)(b) 12/10/21	5.000%	2,787,956	2,795,790

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Waterpik, Inc. 1st Lien Term Loan(a)(b) 07/08/20	5.750%	2,642,445	2,649,051
Total			12,380,431
DIVERSIFIED MANUFACTURING 4.7%
Accudyne Industries Borrower SCA/LLC Term Loan(a)(b) 12/13/19	4.000%	4,219,654	3,927,781
Allnex USA, Inc.(a)(b)(c) Tranche B2 Term Loan 06/06/23	5.000%	1,482,842	1,489,336
Tranche B3 Term Loan 06/06/23	5.000%	1,117,158	1,122,052
Apex Tool Group LLC Term Loan(a)(b) 01/31/20	4.500%	2,560,704	2,522,293
Crosby U.S. Acquisition Corp.(a)(b) 1st Lien Term Loan 11/23/20	4.000%	853,125	694,230
2nd Lien Term Loan 11/22/21	7.000%	2,000,000	1,305,620
Filtration Group Corp.(a)(b) 1st Lien Term Loan 11/23/20	4.250%	3,260,148	3,253,628
2nd Lien Term Loan 11/22/21	8.250%	261,870	257,696
Gardner Denver, Inc. Term Loan(a)(b) 07/30/20	4.250%	4,813,875	4,573,181
Generac Power System, Inc. Tranche B Term Loan(a)(b) 05/31/20	3.500%	2,874,464	2,867,278
Horizon Global Corp. Tranche B Term Loan(a)(b) 06/30/21	7.000%	2,066,250	2,048,170
Husky Injection Molding Systems Ltd. 2nd Lien Term Loan(a)(b) 06/30/22	7.250%	1,308,460	1,277,933
LTI Flexible Products, Inc. 1st Lien Term Loan(a)(b) 04/15/22	5.250%	1,534,500	1,511,483
Manitowoc Foodservice, Inc. Tranche B Term Loan(a)(b) 03/03/23	5.750%	735,256	742,609
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(a)(b) 08/21/20	4.000%	3,079,412	3,076,055

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
William Morris Endeavor Entertainment LLC(a)(b) 1st Lien Term Loan 05/06/21	5.250%	1,521,120	1,518,838
2nd Lien Term Loan 05/06/22	8.250%	2,600,000	2,593,500
Zekelman Industries, Inc. Term Loan(a)(b) 06/14/21	6.000%	3,000,000	3,018,750
Total			37,800,433
ELECTRIC 4.3%
Astoria Energy LLC Tranche B Term Loan(a)(b) 12/24/21	5.000%	2,924,818	2,800,514
Calpine Construction Finance Co. LP Tranche B1 Term Loan(a)(b) 05/03/20	3.000%	896,628	883,457
Calpine Corp. Term Loan(a)(b) 05/31/23	3.640%	2,900,000	2,895,476
Dynegy, Inc. Tranche B2 Term Loan(a)(b) 04/23/20	4.000%	2,895,229	2,887,383
EFS Cogen Holdings I LLC Tranche B Term Loan(a)(b) 06/30/23	5.250%	1,450,000	1,457,250
Essential Power LLC Term Loan(a)(b) 08/08/19	4.750%	1,530,392	1,515,088
FREIF North American Power I LLC(a)(b) Tranche B Term Loan 03/27/22	4.750%	3,011,425	2,988,840
Tranche C Term Loan 03/27/22	4.750%	564,407	560,174
Southeast PowerGen LLC Tranche B Term Loan(a)(b) 12/02/21	4.500%	1,478,313	1,424,724
TPF Generation Holdings LLC Term Loan(a)(b) 12/31/17	4.750%	3,880,000	3,731,280
TPF II Power LLC Term Loan(a)(b) 10/02/21	5.500%	938,695	942,450
Texas Competitive Electric Holdings Co. LLC(a)(b) Term Loan 09/30/16	4.943%	6,497,531	2,136,063
Texas Competitive Electric Holdings Co. LLC(a)(b)(c)(d) Debtor in Possession Term Loan 07/27/23	5.000%	1,913,572	1,916,767
07/27/23	5.000%	436,429	437,157

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Texas Competitive Electric Holdings Co. LLC(a)(b)(d) Debtor in Possession Term Loan 11/07/16	3.750%	1,890,594	1,892,957
Viva Alamo LLC Term Loan(a)(b) 02/22/21	5.250%	4,327,126	3,331,887
Windsor Financing LLC Tranche B Term Loan(a)(b) 12/05/17	6.250%	3,203,123	3,171,091
Total			34,972,558
ENVIRONMENTAL 1.6%
ADS Waste Holdings, Inc. Tranche B2 Term Loan(a)(b) 10/09/19	3.750%	2,049,739	2,046,746
EWT Holdings III Corp.(a)(b) 1st Lien Term Loan 01/15/21	4.750%	2,437,500	2,446,640
2nd Lien Term Loan 01/15/22	8.500%	1,000,000	990,000
EnergySolutions LLC Term Loan(a)(b) 05/29/20	6.750%	2,424,750	2,406,564
STI Infrastructure SARL Term Loan(a)(b) 08/22/20	6.250%	2,834,939	2,282,126
WCA Waste Corp. Term Loan(a)(b) 03/23/18	4.000%	646,312	644,697
Waste Industries USA, Inc. Term Loan(a)(b) 02/27/20	3.500%	2,034,138	2,034,769
Total			12,851,542
FOOD AND BEVERAGE 2.5%
ARAMARK Corp.(a)(b) Tranche E Term Loan 09/07/19	3.250%	727,062	729,484
Tranche F Term Loan 02/24/21	3.250%	800,898	802,148
AdvancePierre Foods, Inc. Term Loan(a)(b) 06/02/23	4.750%	2,000,481	2,009,983
CSM Bakery Solutions Ltd. 2nd Lien Term Loan(a)(b) 07/05/21	8.750%	1,000,000	940,000
Del Monte Foods, Inc. 2nd Lien Term Loan(a)(b) 08/18/21	8.250%	2,000,000	1,435,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Dole Food Co. Inc. Tranche B Term Loan(a)(b) 11/01/18	4.502%	2,556,949	2,554,545
Hostess Brands, Inc. Tranche B 1st Lien Term Loan(a)(b) 08/03/22	4.500%	2,183,500	2,190,334
JBS U.S.A. LLC Term Loan(a)(b) 09/18/20	3.750%	2,017,937	2,014,164
Pinnacle Foods Finance LLC(a)(b) Tranche G Term Loan 04/29/20	3.250%	1,837,701	1,838,271
Tranche H Term Loan 04/29/20	3.250%	1,191,313	1,191,313
US Foods, Inc. Term Loan(a)(b) 06/27/23	4.000%	4,132,502	4,152,296
Total			19,857,538
GAMING 4.1%
Affinity Gaming LLC Term Loan(a)(b) 06/16/23	5.000%	2,625,000	2,619,540
Amaya Holdings BV Tranche B 1st Lien Term Loan(a)(b) 08/01/21	5.000%	2,120,930	2,094,419
Aristocrat Leisure Ltd. Term Loan(a)(b) 10/20/21	4.750%	1,646,154	1,650,961
CCM Merger, Inc. Term Loan(a)(b) 08/06/21	4.500%	1,444,525	1,446,937
Cannery Casino Resorts LLC(a)(b) 1st Lien Term Loan PIK 10/02/18	6.000%	1,010,727	1,010,413
2nd Lien Term Loan PIK 10/02/19	12.500%	1,193,359	1,193,860
CityCenter Holdings LLC Tranche B Term Loan(a)(b) 10/16/20	4.250%	2,916,273	2,928,434
Las Vegas Sands LLC Tranche B Term Loan(a)(b) 12/19/20	3.250%	3,366,083	3,370,290
Marina District Finance Co., Inc. Term Loan(a)(b) 08/15/18	6.500%	1,010,526	1,009,263
Mohegan Tribal Gaming Authority Tranche B Term Loan(a)(b) 06/15/18	5.500%	3,410,675	3,403,854

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ROC Finance LLC Tranche B Term Loan(a)(b) 06/20/19	5.000%	2,966,125	2,860,472
Scientific Games International, Inc.(a)(b) Term Loan 10/18/20	6.000%	2,827,191	2,823,657
Tranche B2 Term Loan 10/01/21	6.000%	1,280,500	1,278,899
Twin River Management Group, Inc. Term Loan(a)(b) 07/10/20	5.250%	2,599,563	2,604,451
Yonkers Racing Corp. 1st Lien Term Loan(a)(b) 08/20/19	4.250%	3,108,171	3,053,778
Total			33,349,228
HEALTH CARE 6.3%
Acadia Healthcare Co., Inc. Tranche B2 Term Loan(a)(b) 02/16/23	4.500%	1,567,125	1,571,043
Alere, Inc. Tranche B Term Loan(a)(b) 06/20/22	4.500%	850,237	836,242
Alliance HealthCare Services, Inc. Term Loan(a)(b) 06/03/19	4.250%	2,961,231	2,798,363
AmSurg Corp. Term Loan(a)(b) 07/16/21	3.500%	3,096,899	3,098,354
CHS/Community Health Systems, Inc.(a)(b) Tranche F Term Loan 12/31/18	3.924%	1,306,462	1,293,633
Tranche G Term Loan 12/31/19	3.750%	1,924,386	1,892,210
Tranche H Term Loan 01/27/21	4.000%	1,119,240	1,104,902
DaVita HealthCare Partners, Inc. Tranche B Term Loan(a)(b) 06/24/21	3.500%	3,826,925	3,847,246
Grifols Worldwide Operations Ltd. Tranche B Term Loan(a)(b) 02/27/21	3.460%	2,814,701	2,822,611
HCA, Inc. Tranche B4 Term Loan(a)(b) 05/01/18	3.381%	3,207,946	3,215,517
IASIS Healthcare LLC Tranche B2 Term Loan(a)(b) 05/03/18	4.500%	2,862,635	2,854,591

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Lantheus Medical Imaging Term Loan(a)(b) 06/30/22	7.000%	1,856,250	1,689,188
MPH Acquisition Holdings LLC Term Loan(a)(b) 06/07/23	5.000%	2,075,000	2,095,750
National Mentor Holdings, Inc. Tranche B Term Loan(a)(b) 01/31/21	4.250%	1,246,313	1,248,257
Onex Carestream Finance LP 1st Lien Term Loan(a)(b) 06/07/19	5.000%	2,824,672	2,754,055
Ortho-Clinical Diagnostics Holdings SARL Term Loan(a)(b) 06/30/21	4.750%	5,497,849	5,316,860
PRA Holdings, Inc. Tranche B1 Term Loan(a)(b) 09/23/20	4.500%	3,096,629	3,113,413
Quorum Health Corp. Term Loan(a)(b) 04/29/22	6.750%	1,296,750	1,308,641
Select Medical Corp. Tranche B-E Term Loan(a)(b) 06/01/18	6.000%	497,832	498,454
Surgery Center Holdings, Inc. 1st Lien Term Loan(a)(b) 11/03/20	5.250%	1,970,000	1,977,388
Surgical Care Affiliates, Inc. Term Loan(a)(b) 03/17/22	4.250%	1,456,563	1,462,025
Team Health, Inc. Tranche B Term Loan(a)(b) 11/23/22	3.750%	2,114,388	2,119,674
Tecomet, Inc. 1st Lien Term Loan(a)(b) 12/03/21	5.750%	2,117,750	2,054,217
Total			50,972,634
INDEPENDENT ENERGY 0.2%
American Energy-Marcellus LLC(a)(b) 1st Lien Term Loan 08/04/20	5.250%	375,000	185,250
2nd Lien Term Loan 08/04/21	8.500%	2,000,000	210,000
Samson Investment Co. Tranche 1 2nd Lien Term Loan(b)(e) 09/25/18	0.000%	4,525,000	678,750

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Templar Energy LLC 2nd Lien Term Loan(a)(b) 11/25/20	8.500%	2,250,000	523,125
Total			1,597,125
LEISURE 2.9%
24 Hour Fitness Worldwide, Inc. Term Loan(a)(b) 05/28/21	4.750%	4,361,000	4,251,975
AMC Entertainment, Inc. Term Loan(a)(b) 12/15/22	4.000%	2,298,258	2,311,909
Delta 2 SARL Tranche B3 Term Loan(a)(b) 07/30/21	4.750%	3,470,656	3,429,460
Fitness International LLC Tranche B Term Loan(a)(b) 07/01/20	5.500%	1,928,045	1,922,415
Life Time Fitness, Inc. Term Loan(a)(b) 06/10/22	4.250%	2,302,872	2,296,631
Lions Gate Entertainment Corp. 2nd Lien Term Loan(b) 03/17/22	5.000%	2,450,000	2,495,938
Live Nation Entertainment, Inc. Tranche B1 Term Loan(a)(b) 08/17/20	3.500%	1,934,793	1,939,630
Six Flags Premier Parks Tranche B Term Loan(a)(b) 06/30/22	3.251%	1,906,729	1,912,697
Steinway Musical Instruments, Inc. 1st Lien Term Loan(a)(b) 09/19/19	4.750%	1,739,384	1,704,596
Zuffa LLC Term Loan(a)(b) 02/25/20	3.750%	1,571,369	1,570,065
Total			23,835,316
LODGING 0.8%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(a)(b) 12/27/20	7.750%	4,000,000	4,000,000
Hilton Worldwide Finance LLC Term Loan(a)(b) 10/26/20	3.500%	2,779,605	2,786,026
Total			6,786,026

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MEDIA AND ENTERTAINMENT 4.8%
Activision Blizzard, Inc. Term Loan(a)(b) 10/13/20	3.250%	302,813	304,327
Cengage Learning, Inc. Term Loan(a)(b) 06/07/23	5.250%	2,090,053	2,084,828
Cumulus Media Holdings, Inc. Term Loan(a)(b) 12/23/20	4.250%	3,087,699	2,186,492
Getty Images, Inc. Term Loan(a)(b) 10/18/19	4.750%	3,039,750	2,382,404
Gray Television, Inc. Term Loan(a)(b) 06/13/21	3.938%	1,780,600	1,788,399
Hubbard Radio LLC Term Loan(a)(b) 05/27/22	4.250%	2,905,833	2,816,246
ION Media Networks, Inc. Tranche B1 Term Loan(a)(b) 12/18/20	4.750%	2,389,492	2,392,479
Learfield Communications, Inc. 1st Lien Term Loan(a)(b) 10/09/20	4.250%	2,169,562	2,166,178
Mcgraw-Hill Global Education Holdings LLC Tranche B 1st Lien Term Loan(a)(b) 05/04/22	5.000%	1,425,000	1,431,413
Media General, Inc. Tranche B Term Loan(a)(b) 07/31/20	4.000%	2,487,495	2,487,246
R.H. Donnelly, Inc. Term Loan(a)(b) 12/31/16	9.750%	311,427	95,633
Radio One, Inc. Term Loan(a)(b) 12/31/18	5.140%	2,499,750	2,487,251
Salem Communications Corp. Term Loan(a)(b) 03/13/20	4.500%	1,288,437	1,264,279
Sinclair Television Group, Inc.(a)(b) Tranche B Term Loan 04/09/20	3.000%	2,007,673	2,001,409
Tranche B1 Term Loan 07/30/21	3.500%	495,000	495,619
Sonifi Solutions, Inc. Tranche C Term Loan PIK(a)(b)(f) 03/28/18	6.750%	438,791	175,516

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
SuperMedia, Inc. Term Loan(a)(b) 12/30/16	0.000%	122,777	47,423
Tribune Media Co. Tranche B Term Loan(a)(b) 12/27/20	3.750%	2,739,788	2,743,213
Univision Communications, Inc. Tranche C3 Term Loan(a)(b) 03/01/20	4.000%	3,419,568	3,414,747
YH Ltd.(a)(b) Tranche A2 Term Loan 03/01/19	5.647%	75,344	264,607
YH Ltd.(a)(b)(f)(g) Tranche B2 Term Loan PIK 03/01/24	0.000%	513,794	—
iHeartCommunications, Inc. Tranche D Term Loan(a)(b) 01/30/19	7.210%	7,958,970	6,125,940
Total			39,155,649
METALS 1.2%
Arch Coal, Inc. Term Loan(a)(b) 05/16/18	7.500%	2,914,224	1,300,472
FMG Resources August 2006 Proprietary Ltd. Term Loan(a)(b) 06/30/19	4.250%	3,436,682	3,369,804
Fairmount Santrol, Inc. Tranche B2 Term Loan(a)(b) 09/05/19	4.500%	1,984,694	1,726,684
Foresight Energy LLC Term Loan(a)(b) 08/21/20	7.500%	1,109,500	865,410
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(a)(b) 02/28/19	5.750%	923,611	452,569
Novelis, Inc. Term Loan(a)(b) 06/02/22	4.000%	1,791,035	1,788,474
Total			9,503,413
MIDSTREAM 0.2%
Southcross Energy Partner Term Loan(a)(b) 08/04/21	5.250%	1,788,500	1,459,863

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
OIL FIELD SERVICES 0.4%
Drillships Ocean Ventures, Inc. Term Loan(a)(b) 07/25/21	5.500%	1,617,000	917,648
Fieldwood Energy LLC(a)(b) 1st Lien Term Loan 09/30/20	8.375%	183,515	107,050
2nd Lien Term Loan 09/30/20	8.375%	309,096	95,820
Term Loan 08/31/20	7.000%	135,937	112,375
McJunkin Red Man Corp. Term Loan(a)(b) 11/08/19	5.000%	2,070,936	2,038,588
Total			3,271,481
OTHER FINANCIAL INSTITUTIONS 0.4%
IG Investments Holdings LLC Tranche B Term Loan(a)(b) 10/31/21	6.000%	1,441,738	1,446,698
Vantiv LLC Tranche B Term Loan(a)(b) 06/13/21	3.500%	2,101,161	2,106,414
Total			3,553,112
OTHER INDUSTRY 1.2%
AECOM Technology Corp. Tranche B Term Loan(a)(b) 10/15/21	3.750%	299,980	301,417
ATI Acquisition Co.(b)(e)(f)(g) Term Loan 12/30/15	0.000%	586,404	—
Tranche B Term Loan 12/30/14	0.000%	1,165,105	—
Harland Clarke Holdings Corp.(a)(b) Tranche B3 Term Loan 05/22/18	7.000%	703,130	684,968
Tranche B4 Term Loan 08/04/19	6.993%	937,500	909,375
Tranche B5 Term Loan 12/31/19	7.000%	2,100,000	2,037,000
Hillman Group, Inc. (The) Term Loan(a)(b) 06/30/21	4.500%	2,474,500	2,474,500
Sensus USA, Inc. Term Loan(a)(b) 04/05/23	6.500%	3,000,000	3,000,000
Total			9,407,260

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
OTHER REIT 0.4%
DTZ AUS Holdco PTY Ltd. 1st Lien Term Loan(a)(b) 11/04/21	4.250%	1,936,672	1,922,960
DTZ US Borrower LLC 2nd Lien Term Loan(a)(b) 11/04/22	9.250%	1,000,000	1,003,750
Total			2,926,710
OTHER UTILITY 0.3%
Sandy Creek Energy Associates LP Term Loan(a)(b) 11/09/20	5.000%	3,021,717	2,482,854
PACKAGING 4.1%
Anchor Glass Container Corp. Tranche B Term Loan(a)(b) 07/01/22	4.750%	773,063	774,995
Ardagh Holdings USA, Inc. Term Loan(a)(b) 12/17/19	4.000%	1,637,202	1,640,280
BWAY Intermediate Co., Inc. Term Loan(a)(b) 08/14/20	5.519%	2,432,219	2,431,344
Berry Plastics Corp.(a)(b) Tranche G Term Loan 01/06/21	3.500%	2,661,307	2,666,150
Tranche H Term Loan 10/01/22	3.750%	135,339	135,739
Consolidated Container Co. LLC Term Loan(a)(b) 07/03/19	5.000%	2,400,953	2,346,931
Exopack Holdings S.A. Term Loan(a)(b)(c) 05/08/19	4.500%	3,000,000	2,985,300
Kleopatra Acquisition Co. Term Loan(a)(b) 04/28/20	5.000%	765,323	768,431
Kleopatra Acquisition Corp. Term Loan(a)(b) 04/28/20	5.000%	1,790,857	1,798,127
Mauser Holding SARL 2nd Lien Term Loan(a)(b) 07/31/22	8.750%	2,000,000	1,941,660
Packaging Coordinators, Inc. Tranche B Term Loan(a)(b) 06/29/23	4.631%	2,350,000	2,336,299

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Printpack Holdings, Inc. 1st Lien Term Loan(a)(b) 07/25/23	5.000%	912,333	912,908
ProAmpac Holdings, Inc. 1st Lien Term Loan(a)(b) 08/18/22	5.750%	1,168,829	1,168,105
Prolampac Holdings, Inc. 2nd Lien Term Loan(a)(b) 08/18/23	9.250%	2,000,000	1,960,000
Ranpack Corp. Tranche B1 Term Loan(a)(b) 10/01/21	4.250%	933,627	924,291
Reynolds Group Holdings, Inc. Term Loan(a)(b) 12/01/18	4.500%	4,458,919	4,462,174
SIG Combibloc Holdings SCA Term Loan(a)(b) 03/11/22	4.250%	1,530,625	1,531,972
Signode Industrial Group SA Tranche B Term Loan(a)(b) 05/01/21	3.750%	1,995,000	1,985,025
Total			32,769,731
PAPER 0.4%
Caraustar Industries, Inc. Term Loan(a)(b) 05/01/19	8.000%	3,148,480	3,149,802
PHARMACEUTICALS 2.3%
Akorn, Inc. Term Loan(a)(b) 04/16/21	5.250%	1,452,905	1,463,802
Atrium Innovations, Inc.(a)(b) 2nd Lien Term Loan 08/13/21	7.750%	1,000,000	920,000
Tranche B1 1st Lien Term Loan 02/15/21	4.250%	1,588,438	1,556,669
Catalent Pharma Solutions, Inc. Term Loan(a)(b) 05/20/21	4.250%	2,831,441	2,840,049
Endo Finance Co. I SARL Tranche B Term Loan(a)(b) 09/26/22	3.750%	1,815,875	1,795,446
Pharmaceutical Product Development, Inc. Term Loan(a)(b) 08/18/22	4.250%	3,291,750	3,289,281
Royalty Pharma Finance Tranche B4 Term Loan(a)(b) 11/09/20	3.500%	3,709,072	3,724,539

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Valeant Pharmaceuticals International, Inc.(a)(b) Tranche B-C2 Term Loan 12/11/19	4.750%	1,654,084	1,634,649
Tranche B-D2 Term Loan 02/13/19	4.500%	1,194,455	1,179,226
Tranche B-E1 Term Loan 08/05/20	4.750%	376,856	371,911
Total			18,775,572
PROPERTY & CASUALTY 1.1%
Alliant Holdings Intermediate LLC Term Loan(a)(b) 08/12/22	4.500%	2,004,130	1,991,604
Asurion LLC(a)(b) 2nd Lien Term Loan 03/03/21	8.500%	1,725,000	1,708,112
Tranche B1 Term Loan 05/24/19	5.000%	903,641	904,581
Tranche B4 Term Loan 08/04/22	5.000%	1,678,507	1,680,253
Hub International Ltd. Term Loan(a)(b) 10/02/20	4.000%	2,961,618	2,952,614
Total			9,237,164
REFINING 0.1%
Seadrill Operating LP Term Loan(a)(b) 02/21/21	4.000%	2,178,033	950,167
RESTAURANTS 0.6%
Burger King Corp. Tranche B2 Term Loan(a)(b) 12/10/21	3.750%	3,756,671	3,771,547
Yum! Brands, Inc. Tranche B Term Loan(a)(b) 06/16/23	3.192%	1,300,000	1,305,694
Total			5,077,241
RETAILERS 6.9%
Academy Ltd. Term Loan(a)(b) 07/01/22	5.000%	3,449,959	3,334,248
BJ's Wholesale Club, Inc. 1st Lien Term Loan(a)(b) 09/26/19	4.500%	2,021,007	2,016,237
Bass Pro Group LLC Term Loan(a)(b) 06/05/20	4.000%	2,130,831	2,114,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Blue Buffalo Co., Ltd. Tranche B3 Term Loan(a)(b) 08/08/19	3.750%	2,621,507	2,628,061
Burlington Coat Factory Warehouse Corp. Tranche B3 Term Loan(a)(b) 08/13/21	4.250%	3,158,293	3,161,262
David's Bridal, Inc. Term Loan(a)(b) 10/11/19	5.250%	3,537,373	3,260,291
Dollar Tree, Inc.(a)(b) Tranche B1 Term Loan 07/06/22	3.500%	2,175,720	2,186,599
Dollar Tree, Inc.(b) Tranche B2 Term Loan 07/06/22	4.250%	1,750,000	1,754,375
General Nutrition Centers, Inc. Tranche B Term Loan(a)(b) 03/04/19	3.250%	2,565,298	2,509,195
Gymboree Corp. (The) Term Loan(a)(b) 02/23/18	5.000%	2,000,000	1,553,880
Hudson's Bay Co. Term Loan(a)(b) 09/30/22	4.750%	691,244	692,108
J. Crew Group, Inc. Term Loan(a)(b) 03/05/21	4.000%	3,974,347	2,817,534
JC Penney Corp., Inc. Term Loan(a)(b) 06/23/23	5.250%	4,200,000	4,203,486
Jo-Ann Stores, Inc. Tranche B Term Loan(a)(b) 03/16/18	4.000%	1,342,049	1,335,339
Men's Wearhouse, Inc. (The) Tranche B Term Loan(a)(b) 06/18/21	4.500%	901,551	886,342
Michaels Stores, Inc. Tranche B Term Loan(a)(b) 01/28/20	3.750%	3,630,534	3,640,917
Neiman Marcus Group, Inc. (The) Term Loan(a)(b) 10/25/20	4.250%	3,086,979	2,906,730
Party City Holdings, Inc. Term Loan(a)(b) 08/19/22	4.250%	2,007,213	2,005,547
PetSmart, Inc. Tranche B1 Term Loan(a)(b) 03/11/22	4.250%	3,234,062	3,238,396

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pilot Travel Centers LLC Tranche B Term Loan(a)(b) 05/25/23	3.210%	2,451,949	2,461,143
Raley's Term Loan(a)(b) 05/18/22	7.250%	2,588,750	2,575,806
Rite Aid Corp.(a)(b) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	1,950,000	1,954,875
Tranche 2 2nd Lien Term Loan 06/21/21	4.875%	1,900,000	1,902,850
Sports Authority, Inc. (The) Tranche B Term Loan(b)(e) 11/16/17	0.000%	1,863,367	484,475
Total			55,624,546
SUPERMARKETS 0.6%
Albertson's LLC(a)(b) Tranche B4 Term Loan 08/25/21	4.500%	270,288	271,526
Tranche B6 Term Loan 06/22/23	4.750%	2,838,857	2,856,004
Crossmark Holdings, Inc. 1st Lien Term Loan(a)(b) 12/20/19	4.500%	2,347,763	1,596,479
Total			4,724,009
TECHNOLOGY 13.3%
Applied Systems, Inc.(a)(b) 1st Lien Term Loan 01/25/21	4.000%	1,822,018	1,823,840
2nd Lien Term Loan 01/24/22	7.500%	989,077	989,898
Avago Technologies Ltd. Tranche B1 Term Loan(a)(b) 02/01/23	4.250%	5,609,615	5,608,718
Avaya, Inc.(a)(b) Tranche B6 Term Loan 03/31/18	6.500%	1,950,483	1,520,557
Tranche B7 Term Loan 05/29/20	6.250%	967,991	727,929
BMC Software Finance, Inc. Term Loan(a)(b) 09/10/20	5.000%	4,487,682	4,115,205
Blue Coat Systems, Inc. Term Loan(a)(b) 05/20/22	4.500%	1,240,625	1,240,042
CDW LLC Term Loan(a)(b) 04/29/20	3.250%	2,436,127	2,440,537

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Cirque Du Soleil, Inc. 2nd Lien Term Loan(a)(b) 07/10/23	9.250%	3,000,000	2,692,500
CommScope, Inc. Tranche 5 Term Loan(a)(b) 12/29/22	3.750%	1,786,500	1,792,646
Computer Sciences Government Services, Inc. Tranche B Term Loan(a)(b) 11/28/22	3.750%	1,666,471	1,673,420
Dell International LLC(a)(b) Tranche B2 Term Loan 04/29/20	4.000%	4,228,965	4,229,853
Tranche C Term Loan 10/29/18	3.750%	572,467	571,752
Dell International LLC(a)(b)(c) Tranche B2 Term Loan 07/17/23	4.000%	4,550,000	4,551,046
EVERTEC Group LLC Tranche B Term Loan(a)(b) 04/17/20	3.250%	1,600,500	1,580,494
First Data Corp.(a)(b) Term Loan 03/24/21	4.452%	2,739,323	2,751,732
07/08/22	4.202%	1,200,000	1,203,336
Go Daddy Operating Co. LLC Term Loan(a)(b) 05/13/21	4.250%	3,646,187	3,653,042
Greeneden U.S. Holdings II LLC Term Loan(a)(b) 02/08/20	4.000%	1,216,286	1,213,245
IPC Corp. Tranche B1 1st Lien Term Loan(a)(b) 08/06/21	5.500%	1,970,050	1,851,847
Infogroup, Inc. Tranche B Term Loan(a)(b) 05/28/18	7.000%	3,474,671	3,409,521
Infor US, Inc. Tranche B5 Term Loan(a)(b) 06/03/20	3.750%	3,626,431	3,581,101
Informatica Corp. Term Loan(a)(b) 08/05/22	4.500%	2,977,500	2,934,713
Information Resources, Inc. Term Loan(a)(b) 09/30/20	4.750%	3,259,263	3,259,263
MA FinanceCo LLC Tranche B Term Loan(a)(b) 11/19/21	5.250%	2,920,053	2,922,798

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Micron Technology Term Loan(a)(b) 04/26/22	6.640%	4,000,000	4,039,000
Microsemi Corp. Tranche B Term Loan(a)(b) 01/15/23	3.750%	1,229,207	1,236,275
Mitel US Holdings, Inc. Term Loan(a)(b) 04/29/22	5.500%	2,420,381	2,424,156
NXP BV/Funding LLC Tranche B Term Loan(a)(b) 12/07/20	3.750%	973,091	979,173
ON Semiconductor Corp. Term Loan(a)(b) 03/31/23	5.250%	1,400,000	1,415,750
OpenLink International, Inc. Term Loan(a)(b) 10/30/17	6.250%	889,709	883,036
Quikrete Holdings, Inc. 1st Lien Term Loan(a)(b) 09/28/20	4.000%	1,425,406	1,428,299
RP Crown Parent LLC(a)(b) 1st Lien Term Loan 12/21/18	6.000%	3,788,606	3,662,332
2nd Lien Term Loan 12/21/19	11.250%	2,000,000	1,795,000
Riverbed Technology, Inc. Term Loan(a)(b) 04/25/22	5.000%	1,585,102	1,592,631
Rovi Solutions Corp./Guides, Inc. Tranche B Term Loan(a)(b) 07/02/21	3.750%	2,646,000	2,628,351
SAIC, Inc. Tranche B Term Loan(a)(b) 05/04/22	3.750%	1,969,033	1,976,417
SCS Holdings I, Inc. 1st Lien Term Loan(a)(b) 10/30/22	6.000%	1,705,618	1,715,221
SS&C European Holdings SARL Tranche B2 Term Loan(a)(b) 07/08/22	4.000%	246,568	247,801
SS&C Technologies, Inc. Tranche B1 Term Loan(a)(b) 07/08/22	4.000%	1,903,089	1,912,604
Sensata Technologies BV Term Loan(a)(b) 10/14/21	3.000%	989,975	992,242

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Syniverse Holdings, Inc.(a)(b) Term Loan 04/23/19	4.000%	992,492	798,956
Tranche B Term Loan 04/23/19	4.000%	1,894,858	1,534,835
TTM Technologies, Inc. Tranche B Term Loan(a)(b) 05/31/21	6.000%	2,213,534	2,213,534
TransUnion LLC Tranche B2 Term Loan(a)(b) 04/09/21	3.500%	2,455,823	2,453,638
Uber Technologies, Inc. Term Loan(a)(b) 07/15/23	5.000%	2,025,000	2,021,213
Veritas US, Inc. Tranche B1 Term Loan(a)(b) 01/27/23	6.625%	1,895,250	1,764,478
Western Digital Corp. Tranche B Term Loan(a)(b) 04/29/23	6.250%	2,300,000	2,321,091
Zebra Technologies Corp. Term Loan(a)(b) 10/27/21	4.000%	3,436,364	3,454,989
Total			107,830,057
TRANSPORTATION SERVICES 0.5%
Avis Budget Car Rental LLC Tranche B Term Loan(a)(b) 03/15/22	3.250%	2,841,344	2,850,806
Hertz Corp. (The) Term Loan(a)(b) 06/30/23	3.500%	1,450,000	1,455,133
Total			4,305,939
WIRELESS 0.5%
SBA Senior Finance II LLC Tranche B1 Term Loan(a)(b) 03/24/21	3.250%	1,024,586	1,024,843
Telesat Canada Tranche B2 Term Loan(a)(b) 03/28/19	3.500%	2,961,503	2,953,181
Total			3,978,024
WIRELINES 1.7%
Integra Telecom Holdings, Inc.(a)(b) Tranche B1 2nd Lien Term Loan 02/12/21	9.750%	1,764,159	1,666,036
Tranche B1 Term Loan 08/14/20	5.250%	2,630,162	2,603,861

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.(a)(b) Tranche B Term Loan 01/15/20	4.000%	2,000,000	2,008,000
Tranche B3 Term Loan 08/01/19	4.000%	500,000	501,250
Southwire Co. LLC Term Loan(a)(b) 02/10/21	3.000%	1,566,819	1,545,275
Windstream Corp. Tranche B6 Term Loan(a)(b) 03/29/21	5.750%	448,875	451,820
Windstream Services, LLC Tranche B5 Term Loan(a)(b) 08/08/19	3.500%	1,540,500	1,529,593
Zayo Group LLC Term Loan(a)(b) 05/06/21	3.750%	3,086,363	3,084,171
Total			13,390,006
Total Senior Loans (Cost: $750,297,082)			716,940,236

Corporate Bonds & Notes 3.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHEMICALS 0.1%
INEOS Group Holdings SA(h) 08/15/18	6.125%	1,000,000	1,017,400
DIVERSIFIED MANUFACTURING 0.1%
Gardner Denver, Inc.(h) 08/15/21	6.875%	1,000,000	927,500
FOOD AND BEVERAGE 0.3%
Dole Food Co, Inc.(h) 05/01/19	7.250%	2,000,000	2,015,000
GAMING 0.1%
Tunica-Biloxi Gaming Authority(e)(h) 08/15/16	0.000%	2,105,000	863,050
HEALTH CARE 0.7%
Crimson Merger Sub, Inc.(h) 05/15/22	6.625%	1,000,000	852,500
HCA, Inc. 10/01/18	8.000%	960,000	1,072,800
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	3,000,000	2,880,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quorum Health Corp.(h) 04/15/23	11.625%	1,000,000	1,015,000
Total			5,820,300
INDEPENDENT ENERGY 0.1%
Contura Energy, Inc.(f)(h) 08/01/21	10.000%	604,000	543,600
Linn Energy LLC/Finance Corp.(e) 04/15/20	0.000%	2,000,000	340,000
Total			883,600
MEDIA AND ENTERTAINMENT 0.4%
Radio One, Inc.(h) 02/15/20	9.250%	3,000,000	2,797,500
PACKAGING 0.1%
Signode Industrial Group Luxembourg SA/US, Inc.(h) 05/01/22	6.375%	1,000,000	993,120
PHARMACEUTICALS 0.1%
Valeant Pharmaceuticals International, Inc.(h) 10/01/20	7.000%	1,000,000	927,500
RETAILERS 0.4%
Jo-Ann Stores LLC(h) 03/15/19	8.125%	3,000,000	2,928,750
TECHNOLOGY 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(h) 06/15/23	5.450%	2,325,000	2,462,482
06/15/26	6.020%	2,310,000	2,474,740
Total			4,937,222
Total Corporate Bonds & Notes (Cost: $26,848,776)			24,110,942

Common Stocks 2.3%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 1.3%
Auto Components 0.1%
Delphi Automotive PLC	11,178	758,092
Automobiles —%
Dayco/Mark IV(i)	2,545	72,107
Diversified Consumer Services 0.1%
Houghton Mifflin Harcourt Co.(i)	18,619	315,592

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Durables —%
Rhodes Companies LLC (The)(f)(g)(i)	109,053	—
Media 1.1%
Cengage Learning, Inc.(i)	77,986	1,897,672
Media News Group(i)	10,513	341,673
MGM Holdings II, Inc.(i)	68,207	5,558,870
Star Tribune Co. (The)(f)(g)(i)	1,098	—
Tribune Media Co.	29,872	1,106,758
tronc, Inc.	4,413	66,151
Total		8,971,124
Total Consumer Discretionary		10,116,915
FINANCIALS 0.1%
Capital Markets 0.1%
RCS Capital Corp.(i)	48,037	360,278
Total Financials		360,278
INFORMATION TECHNOLOGY —%
Software —%
Physical Eagle Topco Ltd.(f)(g)(i)	194,303	—
Total Information Technology		—
MATERIALS 0.9%
Chemicals 0.8%
LyondellBasell Industries NV, Class A	91,857	6,913,158
Metals & Mining 0.1%
Aleris International, Inc.(i)	16,833	479,740
Total Materials		7,392,898
TELECOMMUNICATION SERVICES —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(i)	15,044	333,977
Total Telecommunication Services		333,977
UTILITIES —%
Contura Energy, Inc.(h)(i)	17,607	280,612
Total Utilities		280,612
Total Common Stocks (Cost: $11,848,712)		18,484,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Preferred Stocks —%

Issuer	Shares	Value ($)
ENERGY —%
Oil, Gas & Consumable Fuels —%
Contura/Alpha Natural Resources, Inc. Holding Co.(h)(i)	13,080	18,312
Contura/Alpha Natural Resources, Inc. ReorgCo.(h)(i)	13,080	39,240
Total		57,552
Total Energy		57,552
Total Preferred Stocks (Cost: $71,940)		57,552

Fixed-Income Funds 0.5%

	Shares	Value ($)
FLOATING RATE —%
Nuveen Floating Rate Income Fund	35,589	380,090
HIGH YIELD 0.3%
Blackstone/GSO Strategic Credit Fund	146,297	2,192,992

Fixed-Income Funds (continued)

	Shares	Value ($)
MULTISECTOR 0.2%
Invesco Dynamic Credit Opportunities Fund	164,192	1,893,134
Total Fixed-Income Funds (Cost: $5,181,831)		4,466,216

Money Market Funds 5.8%

Columbia Short-Term Cash Fund, 0.439%(j)(k)	46,834,781	46,834,781
Total Money Market Funds (Cost: $46,834,781)		46,834,781
Total Investments (Cost: $841,083,122)		810,894,407
Other Assets & Liabilities, Net		(1,485,122)
Net Assets		809,409,285

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2016, the value of these securities amounted to $2,366,275, which represents 0.29% of net assets.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2016, the value of these securities amounted to $719,116, which represents 0.09% of net assets.

(g)  Negligible market value.

(h)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At July 31, 2016, the value of these securities amounted to $20,156,306 or 2.49% of net assets.

(i)  Non-income producing investment.

(j)  The rate shown is the seven-day current annualized yield at July 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Notes to Portfolio of Investments (continued)

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	66,955,098	249,504,730	(269,625,047)	46,834,781	115,014	46,834,781

Abbreviation Legend

PIK    Payment-in-Kind

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies;

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments
Senior Loans	—	645,146,930	71,793,306		716,940,236
Corporate Bonds & Notes	—	23,567,342	543,600		24,110,942
Common Stocks
Consumer Discretionary	2,246,593	7,528,649	341,673		10,116,915
Financials	—	360,278	—		360,278
Information Technology	—	—	0	(a)	0	(a)
Materials	6,913,158	479,740	—		7,392,898
Telecommunication Services	333,977	—	—		333,977
Utilities	—	280,612	—		280,612
Total Common Stocks	9,493,728	8,649,279	341,673		18,484,680
Preferred Stocks
Energy	—	57,552	—		57,552
Fixed-Income Funds	4,466,216	—	—		4,466,216
Investments measured at net asset value
Money Market Funds	—	—	—		46,834,781
Total Investments	13,959,944	677,421,103	72,678,579		810,894,407

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Senior Loans ($)	Corporate Bonds & Notes ($)	Common Stocks ($)	Total ($)
Balance as of July 31, 2015	71,091,435	—	772,054	71,863,489
Increase (decrease) in accrued discounts/premiums	58,484	—	—	58,484
Realized gain (loss)	33,283	—	(7,468)	25,815
Change in unrealized appreciation (depreciation)(a)	(1,981,135)	(60,400)	(17,388)	(2,058,923)
Sales	(29,482,165)	—	(5,217)	(29,487,382)
Purchases	1,960,000	604,000	—	2,564,000
Transfers into Level 3	57,948,394	—	—	57,948,394
Transfers out of Level 3	(27,834,990)	—	(400,308)	(28,235,298)
Balance as of July 31, 2016	71,793,306	543,600	341,673	72,678,579

(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2016 was $(2,012,972), which is comprised of Senior Loans of $(1,926,289), Corporate Bonds & Notes of $(60,400) and Common Stocks of $(26,283).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, corporate bonds and common stocks classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $794,248,341)	$764,059,626
Affiliated issuers (identified cost $46,834,781)	46,834,781
Total investments (identified cost $841,083,122)	810,894,407
Cash	4,727,288
Receivable for:
Investments sold	9,718
Capital shares sold	8,409,040
Dividends	19,867
Interest	3,185,000
Expense reimbursement due from Investment Manager	619
Prepaid expenses	6,162
Total assets	827,252,101
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	13,448,488
Capital shares purchased	1,522,514
Dividend distributions to shareholders	2,617,055
Management services fees	14,144
Distribution and/or service fees	5,732
Transfer agent fees	73,320
Compensation of board members	48,603
Other expenses	112,960
Total liabilities	17,842,816
Net assets applicable to outstanding capital stock	$809,409,285
Represented by
Paid-in capital	$912,090,757
Excess of distributions over net investment income	(327,833)
Accumulated net realized loss	(72,164,924)
Unrealized appreciation (depreciation) on:
Investments	(30,188,715)
Total — representing net assets applicable to outstanding capital stock	$809,409,285

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A
Net assets	$454,901,625
Shares outstanding	51,178,547
Net asset value per share	$8.89
Maximum offering price per share(a)	$9.16
Class B
Net assets	$1,074,271
Shares outstanding	120,770
Net asset value per share	$8.90
Class C
Net assets	$91,734,051
Shares outstanding	10,318,549
Net asset value per share	$8.89
Class I
Net assets	$98,823,631
Shares outstanding	11,122,460
Net asset value per share	$8.89
Class K
Net assets	$16,246
Shares outstanding	1,824
Net asset value per share(b)	$8.90
Class R
Net assets	$6,724,729
Shares outstanding	755,891
Net asset value per share	$8.90
Class R4
Net assets	$18,674,560
Shares outstanding	2,104,973
Net asset value per share	$8.87
Class R5
Net assets	$14,702,329
Shares outstanding	1,647,943
Net asset value per share	$8.92
Class W
Net assets	$2,412
Shares outstanding	271
Net asset value per share	$8.90
Class Y
Net assets	$9,747
Shares outstanding	1,096
Net asset value per share	$8.89
Class Z
Net assets	$122,745,684
Shares outstanding	13,827,935
Net asset value per share	$8.88

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA FLOATING RATE FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$694,418
Dividends — affiliated issuers	115,014
Interest	41,544,130
Foreign taxes withheld	(28)
Total income	42,353,534
Expenses:
Management services fees	5,395,717
Distribution and/or service fees
Class A	1,205,777
Class B	16,335
Class C	940,528
Class R	27,538
Class W	6
Transfer agent fees
Class A	635,921
Class B	2,150
Class C	124,028
Class K	8
Class R	7,267
Class R4	19,449
Class R5	14,382
Class W	4
Class Z	129,913
Plan administration fees
Class K	39
Compensation of board members	21,196
Custodian fees	140,698
Printing and postage fees	89,712
Registration fees	152,128
Audit fees	34,438
Legal fees	14,248
Other	28,092
Total expenses	8,999,574
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(354,608)
Expense reductions	(20)
Total net expenses	8,644,946
Net investment income	33,708,588
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(5,888,741)
Foreign currency translations	(221)
Net realized loss	(5,888,962)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,570,238)
Net change in unrealized depreciation	(13,570,238)
Net realized and unrealized loss	(19,459,200)
Net increase in net assets resulting from operations	$14,249,388

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA FLOATING RATE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015(a)
Operations
Net investment income	$33,708,588	$37,493,860
Net realized loss	(5,888,962)	(2,219,069)
Net change in unrealized depreciation	(13,570,238)	(21,503,947)
Net increase in net assets resulting from operations	14,249,388	13,770,844
Distributions to shareholders
Net investment income
Class A	(19,652,799)	(22,795,851)
Class B	(53,930)	(143,852)
Class C	(3,128,028)	(3,444,698)
Class I	(4,942,338)	(4,222,976)
Class K	(643)	(768)
Class R	(211,539)	(135,392)
Class R4	(640,272)	(389,842)
Class R5	(1,250,542)	(1,849,009)
Class W	(95)	(94)
Class Y	(422)	(71)
Class Z	(4,273,212)	(4,497,916)
Total distributions to shareholders	(34,153,820)	(37,480,469)
Decrease in net assets from capital stock activity	(131,971,291)	(124,100,661)
Total decrease in net assets	(151,875,723)	(147,810,286)
Net assets at beginning of year	961,285,008	1,109,095,294
Net assets at end of year	$809,409,285	$961,285,008
Undistributed (excess of distributions over) net investment income	$(327,833)	$143,591

(a) Class Y shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA FLOATING RATE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	9,173,980	80,281,242	12,973,940	118,004,716
Distributions reinvested	2,159,401	18,839,614	2,388,678	21,706,535
Redemptions	(21,811,494)	(190,259,277)	(29,155,948)	(265,082,901)
Net decrease	(10,478,113)	(91,138,421)	(13,793,330)	(125,371,650)
Class B shares
Subscriptions	2,711	23,959	24,280	221,398
Distributions reinvested	6,090	53,185	15,440	140,493
Redemptions(b)	(169,474)	(1,477,097)	(490,966)	(4,458,433)
Net decrease	(160,673)	(1,399,953)	(451,246)	(4,096,542)
Class C shares
Subscriptions	1,802,877	15,789,544	1,733,920	15,790,601
Distributions reinvested	321,030	2,800,624	334,724	3,041,888
Redemptions	(2,973,308)	(25,881,314)	(4,678,047)	(42,494,862)
Net decrease	(849,401)	(7,291,146)	(2,609,403)	(23,662,373)
Class I shares
Subscriptions	20,114	175,590	7,023,410	63,395,045
Distributions reinvested	566,858	4,942,232	464,936	4,222,871
Redemptions	(4,256,405)	(36,334,096)	(518,448)	(4,716,937)
Net increase (decrease)	(3,669,433)	(31,216,274)	6,969,898	62,900,979
Class K shares
Distributions reinvested	62	547	74	674
Redemptions	—	—	(1,189)	(10,803)
Net increase (decrease)	62	547	(1,115)	(10,129)
Class R shares
Subscriptions	556,331	4,871,411	345,467	3,151,960
Distributions reinvested	10,327	90,261	10,561	95,945
Redemptions	(256,512)	(2,237,713)	(172,942)	(1,570,410)
Net increase	310,146	2,723,959	183,086	1,677,495
Class R4 shares
Subscriptions	1,389,620	12,213,828	513,607	4,671,019
Distributions reinvested	73,526	639,919	42,919	389,232
Redemptions	(602,643)	(5,257,718)	(370,202)	(3,366,594)
Net increase	860,503	7,596,029	186,324	1,693,657
Class R5 shares
Subscriptions	1,387,711	12,221,015	2,478,627	22,590,568
Distributions reinvested	141,837	1,243,517	202,401	1,845,495
Redemptions	(4,983,534)	(43,118,805)	(2,479,364)	(22,632,402)
Net increase (decrease)	(3,453,986)	(29,654,273)	201,664	1,803,661

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA FLOATING RATE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	—	—	1,096	10,000
Net increase	—	—	1,096	10,000
Class Z shares
Subscriptions	8,512,349	74,307,400	6,740,235	61,294,146
Distributions reinvested	349,087	3,043,446	362,383	3,288,149
Redemptions	(6,778,727)	(58,942,605)	(11,391,729)	(103,628,054)
Net increase (decrease)	2,082,709	18,408,241	(4,289,111)	(39,045,759)
Total net decrease	(15,358,186)	(131,971,291)	(13,602,137)	(124,100,661)

(a) Class Y shares are based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$9.03		$9.24		$9.20		$8.90	$8.96
Income from investment operations:
Net investment income	0.35		0.35		0.33		0.36	0.42
Net realized and unrealized gain (loss)	(0.14)		(0.21)		0.04		0.31	(0.05)
Total from investment operations	0.21		0.14		0.37		0.67	0.37
Less distributions to shareholders:
Net investment income	(0.35)		(0.35)		(0.33)		(0.37)	(0.43)
Total distributions to shareholders	(0.35)		(0.35)		(0.33)		(0.37)	(0.43)
Net asset value, end of period	$8.89		$9.03		$9.24		$9.20	$8.90
Total return	2.53%		1.58%		4.10%		7.60%	4.36%
Ratios to average net assets(a)
Total gross expenses	1.08%		1.07%		1.07%		1.11%	1.14	%(b)
Total net expenses(c)	1.04	%(d)	1.05	%(d)	1.06	%(d)	1.09%	1.11	%(b)(d)
Net investment income	4.03%		3.87%		3.62%		3.92%	4.73%
Supplemental data
Net assets, end of period (in thousands)	$454,902		$556,853		$697,138		$565,254	$337,242
Portfolio turnover	25%		36%		57%		85%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$9.04		$9.25		$9.20		$8.91	$8.97
Income from investment operations:
Net investment income	0.28		0.28		0.26		0.29	0.35
Net realized and unrealized gain (loss)	(0.13)		(0.21)		0.05		0.30	(0.04)
Total from investment operations	0.15		0.07		0.31		0.59	0.31
Less distributions to shareholders:
Net investment income	(0.29)		(0.28)		(0.26)		(0.30)	(0.37)
Total distributions to shareholders	(0.29)		(0.28)		(0.26)		(0.30)	(0.37)
Net asset value, end of period	$8.90		$9.04		$9.25		$9.20	$8.91
Total return	1.76%		0.82%		3.43%		6.68%	3.57%
Ratios to average net assets(a)
Total gross expenses	1.83%		1.82%		1.82%		1.86%	1.90	%(b)
Total net expenses(c)	1.79	%(d)	1.80	%(d)	1.81	%(d)	1.84%	1.86	%(b)(d)
Net investment income	3.25%		3.11%		2.86%		3.19%	4.00%
Supplemental data
Net assets, end of period (in thousands)	$1,074		$2,543		$6,774		$8,668	$7,287
Portfolio turnover	25%		36%		57%		85%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
32

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$9.03		$9.24		$9.20		$8.91	$8.96
Income from investment operations:
Net investment income	0.29		0.28		0.26		0.29	0.35
Net realized and unrealized gain (loss)	(0.14)		(0.21)		0.04		0.30	(0.03)
Total from investment operations	0.15		0.07		0.30		0.59	0.32
Less distributions to shareholders:
Net investment income	(0.29)		(0.28)		(0.26)		(0.30)	(0.37)
Total distributions to shareholders	(0.29)		(0.28)		(0.26)		(0.30)	(0.37)
Net asset value, end of period	$8.89		$9.03		$9.24		$9.20	$8.91
Total return	1.76%		0.83%		3.32%		6.68%	3.68%
Ratios to average net assets(a)
Total gross expenses	1.84%		1.82%		1.82%		1.85%	1.89	%(b)
Total net expenses(c)	1.79	%(d)	1.80	%(d)	1.81	%(d)	1.84%	1.86	%(b)(d)
Net investment income	3.28%		3.12%		2.87%		3.14%	3.96%
Supplemental data
Net assets, end of period (in thousands)	$91,734		$100,881		$127,321		$96,164	$45,449
Portfolio turnover	25%		36%		57%		85%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
33

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.03	$9.24	$9.20	$8.90	$8.96
Income from investment operations:
Net investment income	0.38	0.39	0.37	0.39	0.45
Net realized and unrealized gain (loss)	(0.14)	(0.22)	0.04	0.31	(0.04)
Total from investment operations	0.24	0.17	0.41	0.70	0.41
Less distributions to shareholders:
Net investment income	(0.38)	(0.38)	(0.37)	(0.40)	(0.47)
Total distributions to shareholders	(0.38)	(0.38)	(0.37)	(0.40)	(0.47)
Net asset value, end of period	$8.89	$9.03	$9.24	$9.20	$8.90
Total return	2.89%	1.95%	4.48%	8.00%	4.75%
Ratios to average net assets(a)
Total gross expenses	0.70%	0.69%	0.69%	0.71%	0.73	%(b)
Total net expenses(c)	0.69%	0.69%	0.69%	0.71%	0.73	%(b)
Net investment income	4.37%	4.24%	3.97%	4.30%	5.09%
Supplemental data
Net assets, end of period (in thousands)	$98,824	$133,548	$72,256	$97,880	$62,786
Portfolio turnover	25%	36%	57%	85%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
34

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.05	$9.26	$9.21	$8.92	$8.97
Income from investment operations:
Net investment income	0.36	0.36	0.34	0.37	0.42
Net realized and unrealized gain (loss)	(0.15)	(0.21)	0.05	0.29	(0.03)
Total from investment operations	0.21	0.15	0.39	0.66	0.39
Less distributions to shareholders:
Net investment income	(0.36)	(0.36)	(0.34)	(0.37)	(0.44)
Total distributions to shareholders	(0.36)	(0.36)	(0.34)	(0.37)	(0.44)
Net asset value, end of period	$8.90	$9.05	$9.26	$9.21	$8.92
Total return	2.47%	1.65%	4.28%	7.55%	4.56%
Ratios to average net assets(a)
Total gross expenses	1.01%	0.99%	0.98%	1.01%	1.03	%(b)
Total net expenses(c)	0.99%	0.99%	0.98%	1.01%	1.02	%(b)
Net investment income	4.09%	3.92%	3.66%	4.04%	4.83%
Supplemental data
Net assets, end of period (in thousands)	$16	$16	$27	$78	$129
Portfolio turnover	25%	36%	57%	85%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
35

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$9.04		$9.25		$9.21		$8.91	$8.97
Income from investment operations:
Net investment income	0.33		0.33		0.31		0.33	0.38
Net realized and unrealized gain (loss)	(0.14)		(0.21)		0.04		0.31	(0.03)
Total from investment operations	0.19		0.12		0.35		0.64	0.35
Less distributions to shareholders:
Net investment income	(0.33)		(0.33)		(0.31)		(0.34)	(0.41)
Total distributions to shareholders	(0.33)		(0.33)		(0.31)		(0.34)	(0.41)
Net asset value, end of period	$8.90		$9.04		$9.25		$9.21	$8.91
Total return	2.27%		1.33%		3.84%		7.33%	4.11%
Ratios to average net assets(a)
Total gross expenses	1.34%		1.33%		1.33%		1.36%	1.39	%(b)
Total net expenses(c)	1.29	%(d)	1.30	%(d)	1.31	%(d)	1.34%	1.36	%(b)(d)
Net investment income	3.80%		3.64%		3.40%		3.64%	4.38%
Supplemental data
Net assets, end of period (in thousands)	$6,725		$4,030		$2,429		$891	$237
Portfolio turnover	25%		36%		57%		85%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
36

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$9.02		$9.22		$9.18		$9.11
Income from investment operations:
Net investment income	0.37		0.37		0.36		0.14
Net realized and unrealized gain (loss)	(0.14)		(0.20)		0.03		0.08
Total from investment operations	0.23		0.17		0.39		0.22
Less distributions to shareholders:
Net investment income	(0.38)		(0.37)		(0.35)		(0.15)
Total distributions to shareholders	(0.38)		(0.37)		(0.35)		(0.15)
Net asset value, end of period	$8.87		$9.02		$9.22		$9.18
Total return	2.66%		1.94%		4.36%		2.43%
Ratios to average net assets(b)
Total gross expenses	0.84%		0.82%		0.82%		0.85	%(c)
Total net expenses(d)	0.79	%(e)	0.80	%(e)	0.81	%(e)	0.84	%(c)
Net investment income	4.30%		4.12%		3.89%		3.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$18,675		$11,219		$9,759		$103
Portfolio turnover	25%		36%		57%		85%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
37

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.06	$9.27	$9.23	$8.93	$8.99
Income from investment operations:
Net investment income	0.38	0.38	0.36	0.35	0.44
Net realized and unrealized gain (loss)	(0.14)	(0.21)	0.04	0.35	(0.04)
Total from investment operations	0.24	0.17	0.40	0.70	0.40
Less distributions to shareholders:
Net investment income	(0.38)	(0.38)	(0.36)	(0.40)	(0.46)
Total distributions to shareholders	(0.38)	(0.38)	(0.36)	(0.40)	(0.46)
Net asset value, end of period	$8.92	$9.06	$9.27	$9.23	$8.93
Total return	2.84%	1.91%	4.43%	7.93%	4.70%
Ratios to average net assets(a)
Total gross expenses	0.75%	0.74%	0.74%	0.76%	0.79	%(b)
Total net expenses(c)	0.74%	0.74%	0.74%	0.76%	0.79	%(b)
Net investment income	4.27%	4.19%	3.93%	3.95%	5.04%
Supplemental data
Net assets, end of period (in thousands)	$14,702	$46,248	$45,445	$61,580	$5
Portfolio turnover	25%	36%	57%	85%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
38

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$9.04		$9.24		$9.20		$8.91	$8.96
Income from investment operations:
Net investment income	0.35		0.36		0.34		0.36	0.41
Net realized and unrealized gain (loss)	(0.14)		(0.21)		0.03		0.30	(0.03)
Total from investment operations	0.21		0.15		0.37		0.66	0.38
Less distributions to shareholders:
Net investment income	(0.35)		(0.35)		(0.33)		(0.37)	(0.43)
Total distributions to shareholders	(0.35)		(0.35)		(0.33)		(0.37)	(0.43)
Net asset value, end of period	$8.90		$9.04		$9.24		$9.20	$8.91
Total return	2.48%		1.65%		4.10%		7.49%	4.47%
Ratios to average net assets(a)
Total gross expenses	1.08%		1.02%		1.05%		1.10%	1.18	%(b)
Total net expenses(c)	1.04	%(d)	1.02	%(d)	1.05	%(d)	1.09%	1.11	%(b)
Net investment income	4.00%		3.93%		3.63%		3.95%	4.72%
Supplemental data
Net assets, end of period (in thousands)	$2		$2		$3		$5	$4
Portfolio turnover	25%		36%		57%		85%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
39

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.03	$9.12
Income from investment operations:
Net investment income	0.38	0.06
Net realized and unrealized loss	(0.13)	(0.09)
Total from investment operations	0.25	(0.03)
Less distributions to shareholders:
Net investment income	(0.39)	(0.06)
Total distributions to shareholders	(0.39)	(0.06)
Net asset value, end of period	$8.89	$9.03
Total return	2.88%	(0.28%)
Ratios to average net assets(b)
Total gross expenses	0.70%	0.70	%(c)
Total net expenses(d)	0.68%	0.70	%(c)
Net investment income	4.39%	4.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$10
Portfolio turnover	25%	36%

Notes to Financial Highlights

(a)  Based on operations from June 1, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
40

COLUMBIA FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$9.02		$9.23		$9.18		$8.89	$8.95
Income from investment operations:
Net investment income	0.37		0.37		0.36		0.38	0.43
Net realized and unrealized gain (loss)	(0.13)		(0.21)		0.04		0.30	(0.04)
Total from investment operations	0.24		0.16		0.40		0.68	0.39
Less distributions to shareholders:
Net investment income	(0.38)		(0.37)		(0.35)		(0.39)	(0.45)
Total distributions to shareholders	(0.38)		(0.37)		(0.35)		(0.39)	(0.45)
Net asset value, end of period	$8.88		$9.02		$9.23		$9.18	$8.89
Total return	2.78%		1.83%		4.47%		7.75%	4.63%
Ratios to average net assets(a)
Total gross expenses	0.84%		0.82%		0.82%		0.86%	0.89	%(b)
Total net expenses(c)	0.79	%(d)	0.80	%(d)	0.81	%(d)	0.84%	0.85	%(b)(d)
Net investment income	4.28%		4.12%		3.87%		4.16%	4.92%
Supplemental data
Net assets, end of period (in thousands)	$122,746		$105,935		$147,944		$100,795	$41,450
Portfolio turnover	25%		36%		57%		85%	42%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
41

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

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COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Annual Report 2016
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COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no

Annual Report 2016
44

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.40% as the Fund's net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.65% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,763,604 and the administrative services fee paid to the Investment Manager was $207,726.

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COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $1,691.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.13
Class C	0.13
Class K	0.05
Class R	0.13
Class R4	0.13
Class R5	0.05
Class W	0.13
Class Z	0.13

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for

Annual Report 2016
46

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,173,000 and $673,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $198,424 for Class A, $98 for Class B and $12,173 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2015 through November 30, 2016	Prior to December 1, 2015
Class A	1.03%	1.06%
Class B	1.78	1.81
Class C	1.78	1.81
Class I	0.68	0.71
Class K	0.98	1.01
Class R	1.28	1.31
Class R4	0.78	0.81
Class R5	0.73	0.76
Class W	1.03	1.06
Class Y	0.68	0.71
Class Z	0.78	0.81

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund.

Prior to December 1, 2015, the Fund's expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the annual rates of 1.05% for Class A, 1.80% for Class B, 1.80% for Class C, 0.70% for Class I, 1.00% for Class K, 1.30% for Class R, 0.80% for Class R4, 0.75% for Class R5, 1.05% for Class W, 0.70% for Class Y and 0.80% for Class Z.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, foreign currency transactions and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net

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47

COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(26,192)
Accumulated net realized loss	26,191
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$34,153,820	$37,480,469

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,688,166
Capital loss carryforwards	(72,164,344)
Net unrealized depreciation	(30,189,295)

At July 31, 2016, the cost of investments for federal income tax purposes was $841,083,702 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$13,774,035
Unrealized depreciation	(43,963,330)
Net unrealized depreciation	$(30,189,295)

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	28,593,376
2018	35,398,330
No expiration — short-term	210,206
No expiration — long-term	7,962,432
Total	72,164,344

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $207,978,745 and $374,733,446, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata

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COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 64.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Floating Rate Loan Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Decreases in the number of financial institutions willing to make markets in the Fund's investments or in their capacity or willingness to trade such investments may increase the Fund's exposure to this risk. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans or other assets may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund's performance. Price volatility may be higher for illiquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Price volatility, liquidity of the market and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund

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COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

performance and NAV, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Investments Risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Columbia Floating Rate Fund (the "Fund") is one of several defendants to an adversary bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the "Lawsuit"), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the "Bankruptcy Court"). The Fund and several other defendants (together the "Senior Transeastern Defendants") were lenders to parties involved in a joint venture with TOUSA, Inc. ("TOUSA") on a $450 million Credit Agreement dated as of August 1, 2005 (the "Credit Agreement"). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the "Transeastern Litigation"). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA's subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA ("Committee") filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court's decision to the District Court for the Southern District of Florida (the "District Court"). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court's decision as it relates to the liability of the Senior Transeastern Defendants and ordering that "[t]he Bankruptcy Court's imposition of remedies as to the [Senior Transeastern Defendants] is null and void." On March 8, 2011, the Committee appealed the District Court's order to the Eleventh Circuit Court of Appeals. On May 15, 2012, the Eleventh Circuit reversed the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit was filed and denied. Several appeal issues related to remedies remain to be decided by the District Court. Those issues have been briefed and we await a ruling by the District Court.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in

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COLUMBIA FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Floating Rate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Floating Rate Fund (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

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FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	1.08%
Dividends Received Deduction	0.22%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

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TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust (11 funds), 2005-2016

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015.

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COLUMBIA FLOATING RATE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

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APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the Management Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

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APPROVAL OF MANAGEMENT AGREEMENT (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Threadneedle's profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates, the reasonableness of Columbia Threadneedle's profitability, and JDL's conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly higher than the median ratio, but lower than the 60th percentile of the Fund's Lipper peer universe. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

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61

COLUMBIA FLOATING RATE FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Annual Report 2016
62

COLUMBIA FLOATING RATE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
63

Columbia Floating Rate Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN149_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	41
Statement of Operations	44
Statement of Changes in Net Assets	46
Financial Highlights	48
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	73
Trustees and Officers	74
Approval of Management Agreement	80
Important Information About This Report	83

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Opportunities Fund (the Fund) Class A shares returned 3.07% excluding sales charges for the 12 months that ended July 31, 2016.

■  The Fund underperformed its Blended Index, which returned 4.84% over the same 12-month period.

■  During the same time period, the Fund's broad-based equity benchmark, the MSCI ACWI All Cap Index (Net), returned -0.16%, and its broad-based fixed-income benchmark, the Barclays Global Aggregate Index, returned 9.45%.

■  Asset allocation generally accounted for the Fund's shortfall relative to its Blended Index.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	01/23/85
Excluding sales charges		3.07	5.54	4.10
Including sales charges		-2.89	4.29	3.48
Class B	03/20/95
Excluding sales charges		2.26	4.74	3.31
Including sales charges		-2.74	4.41	3.31
Class C	06/26/00
Excluding sales charges		2.36	4.76	3.32
Including sales charges		1.36	4.76	3.32
Class K	03/20/95	3.23	5.67	4.24
Class R*	12/11/06	2.74	5.24	3.83
Class R4*	11/08/12	3.40	5.70	4.18
Class R5*	11/08/12	3.39	5.82	4.23
Class W*	06/25/14	2.99	5.50	4.08
Class Z*	09/27/10	3.32	5.83	4.26
Blended Index		4.84	4.28	N/A**
MSCI ACWI All Cap Index (Net)		-0.16	6.70	N/A**
Barclays Global Aggregate Index		9.45	1.50	4.37

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

**Ten-year returns are not available because the inception date of the MSCI ACWI All Cap Index (Net) and the Blended Index that includes the MSCI ACWI All Cap Index (Net) is November 30, 2007.

The Blended Index consists of 50% MSCI ACWI All Cap Index (Net) and 50% Barclays Global Aggregate Index.

The MSCI ACWI All Cap Index (Net) captures large-, mid-, small- and micro-cap representation across 24 developed markets countries and large-, mid- and small-cap representation across 21 emerging markets countries.

The Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets. Effective August 24, 2016, the Barclays Global Aggregate Index was rebranded as the Bloomberg Barclays Global Aggregate Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2006 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The first available value for the MSCI ACWI All Cap Index (Net) and Blended Index is 12/01/07, which is after commencement of Fund operations. A $10,000 investment in the Fund since 08/01/06 was equal to $11,216 on 12/01/07. For comparison with the MSCI ACWI All Cap Index (Net) and Blended Index, the chart shows each of these indexes, as of 12/01/07, with a starting account value of $11,900, which represents the account value of the Fund's Class A shares on 12/01/07 excluding the sales charge paid on such Class A shares, which is not applicable to an index.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Fred Copper, CFA

Orhan Imer, Ph.D., CFA

Toby Nangle

Top Ten Holdings (%) (at July 31, 2016)
Columbia Mortgage Opportunities Fund, Class I Shares (United States)	3.9
Columbia Diversified Absolute Return Fund, Class I Shares (United States)	2.0
Columbia Commodity Strategy Fund, Class I Shares (United States)	1.9
U.S. Treasury Inflation-Indexed Bond 02/15/42 0.750% (United States)	1.9
Government National Mortgage Association 08/18/46 3.500% (United States)	1.7
Japan Government 30-Year Bond 09/20/44 1.700% (Japan)	1.7
Federal National Mortgage Association 08/11/46 3.000% (United States)	1.3
New Zealand Government Bond 09/20/25 2.000% (New Zealand)	1.3
Italy Buoni Poliennali Del Tesoro 09/15/41 2.550% (Italy)	1.2
Portugal Obrigacoes do Tesouro OT 10/15/25 2.875% (Portugal)	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended July 31, 2016, the Fund's Class A shares returned 3.07% excluding sales charges. The Fund underperformed its Blended Index, which returned 4.84% for the same time period. Over that same period, the MSCI ACWI All Cap Index (Net) returned -0.16%, and the Barclays Global Aggregate Index returned 9.45%. In a challenging year for global financial markets, asset allocation detracted from the Fund's results. Fees, which the Fund incurs but the index does not, also contributed to the Fund's modest shortfall relative to the Blended Index.

A Challenging Year for Global Financial Markets

A host of factors weighed on investors during the first half of the 12-month period ended July 31, 2016: lackluster economic growth, contentious geopolitical conflicts and expectations of a shift in U.S. monetary policy. In December 2015, the U.S. Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point. But the Fed took no further action during the period as subpar global economic growth continued, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures in 2015.

However, both oil and the U.S. dollar reversed course in the second half of the period. The U.S. economy continued to expand modestly, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the spring of 2016, and the U.S. labor markets recovered to full employment for the first time since the Great Recession. The vote by the United Kingdom to exit the European Union gave markets a jolt in mid-June, but that downdraft was short lived.

Against this backdrop, stocks fell sharply three times during the 12-month period. These major downdrafts, combined with a rising U.S. dollar, took a heavy toll on returns from global stock markets to U.S. investors. U.S. stocks rose 5.61%, as measured by the S&P 500 Index, but major markets outside the United States ended the period in the red. Bond markets drew cautious investors, and prices rose across all sectors as yields fell on bonds with maturities between two and 30 years. Bonds with the longest maturities defied expectations as their yields declined sharply. The Barclays Global Aggregate Index rose 9.45%.

Contributors and Detractors

During a year of extreme volatility, several of the Fund's underlying positions distinguished themselves with above-benchmark performance. U.S. large-cap positions posted returns that were roughly in line with their respective benchmarks, while U.S. small-cap positions failed to keep pace with the returns of their benchmarks. In Europe, where returns were generally negative, the Fund held up better than its benchmark, and the Fund's emerging markets manager generated a positive return compared to a loss for its benchmark. Out-of-benchmark positions in commodities and convertible securities detracted from overall returns. The Fund's global bond position also delivered strong performance and currency

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

hedging added nearly a full percentage point of performance for the period. The Fund employs currency hedges in an effort to mitigate the impact of currency fluctuations on its holdings.

Asset allocation decisions, which were more challenging because of the market's sharp reversals, generally accounted for the Fund's modest shortfall relative to its Blended Index. An underweight in fixed income, an overweight in international equities and exposure to absolute return strategies, which are relatively uncorrelated to traditional equity and fixed-income market returns, detracted from results.

Impact of Derivatives Usage

Currency contracts are used to implement the Fund's currency alpha overlay strategy and to adjust currency exposures. The Fund uses equity index futures to tactically adjust equity beta versus the benchmark at both sleeve level and Fund level. A total return swap on the Volatility Index is used to provide tail risk protection to the Fund. Government bond futures and interest rate swaps are used to adjust interest rate exposures in fixed-income sleeves and the overall Fund. Interest rate swaptions are used to hedge interest rate exposure in the securitized sleeve. All of these derivative instruments had a positive impact on Fund performance during the period.

Portfolio Changes and Positioning

During the period, we eliminated most of the Fund's exposure to emerging markets and convertible securities. We also reduced the Fund's U.S. equity exposure while at the same time increasing exposure to global bonds. Relative to its Blended Index, the Fund was approximately neutrally weighted in equities, underweighted in fixed income and just under 12% of Fund assets was invested in alternative strategies and cash at period end.

Country Breakdown (%) (at July 31, 2016)
Argentina	0.1
Australia	1.0
Belgium	0.1
Brazil	0.8
Canada	1.7
China	1.9
Denmark	0.3
France	2.1
Germany	2.4
Hong Kong	0.3
India	0.9
Indonesia	0.3
Ireland	1.0
Israel	0.2
Italy	2.8
Japan	6.7
Luxembourg	0.0	(a)
Malaysia	0.0	(a)
Malta	0.0	(a)
Mexico	0.6
Netherlands	0.9
New Zealand	1.9
Norway	0.8
Pakistan	0.2
Panama	0.0	(a)
Peru	0.1
Philippines	0.1
Poland	0.9
Portugal	1.0
Puerto Rico	0.0	(a)
Russian Federation	0.5
Singapore	0.3
South Africa	0.3
South Korea	1.0
Spain	1.2
Sweden	0.6
Switzerland	1.2
Taiwan	0.6
Thailand	0.2
Turkey	0.4
United Kingdom	4.5
United States(b)	60.1
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.
Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at July 31, 2016)
Consumer Discretionary	14.8
Consumer Staples	9.4
Energy	6.7
Financials	20.0
Health Care	12.0
Industrials	10.1
Information Technology	18.5
Materials	3.2
Telecommunication Services	3.0
Utilities	2.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Market Exposure Through Derivatives Investments (% of notional exposure) (at July 31, 2016)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	191.8	(93.4)	98.4
Equity Derivative Contracts	9.5	(11.9)	(2.4)
Foreign Currency Derivative Contracts	157.7	(153.7)	4.0
Total Notional Market Value of Derivative Contracts	359.0	(259.0)	100.0

(a) The Fund has market exposure (long and/or short) to the fixed income and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,098.10	1,019.19	5.95	5.72	1.14
Class B	1,000.00	1,000.00	1,093.80	1,015.47	9.84	9.47	1.89
Class C	1,000.00	1,000.00	1,094.40	1,015.47	9.84	9.47	1.89
Class K	1,000.00	1,000.00	1,099.60	1,019.64	5.48	5.27	1.05
Class R	1,000.00	1,000.00	1,097.00	1,017.95	7.25	6.97	1.39
Class R4	1,000.00	1,000.00	1,099.40	1,020.44	4.65	4.47	0.89
Class R5	1,000.00	1,000.00	1,100.10	1,020.89	4.18	4.02	0.80
Class W	1,000.00	1,000.00	1,097.50	1,019.19	5.95	5.72	1.14
Class Z	1,000.00	1,000.00	1,099.60	1,020.44	4.65	4.47	0.89

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 47.3%

Issuer	Shares	Value ($)
ARGENTINA 0.1%
Banco Macro SA, ADR	3,078	231,250
Globant SA(a)	8,757	369,458
Pampa Energia SA, ADR(a)	3,384	92,248
Total		692,956
AUSTRALIA 0.4%
Macquarie Group Ltd.	26,625	1,507,431
National Australia Bank Ltd.	58,302	1,178,641
Total		2,686,072
BELGIUM 0.1%
KBC Group NV(a)	11,465	595,839
BRAZIL 0.2%
AmBev SA, ADR	102,831	594,363
BB Seguridade Participacoes SA	18,500	172,767
Fleury SA	19,000	183,355
Itaú Unibanco Holding SA, ADR	21,000	219,450
Multiplus SA	28,300	376,356
Total		1,546,291
CANADA 0.2%
Suncor Energy, Inc.	55,220	1,485,970
CHINA 2.0%
58.Com, Inc., ADR(a)	30,505	1,586,565
AAC Technologies Holdings, Inc.	27,000	252,383
Alibaba Group Holding Ltd., ADR(a)	19,536	1,611,329
ANTA Sports Products Ltd.	111,000	248,076
China Biologic Products, Inc.(a)	3,307	394,790
China Mobile Ltd.	124,500	1,541,749
China Shenhua Energy Co., Ltd., Class H	216,000	414,717
Ctrip.com International Ltd., ADR(a)	13,960	609,633
Pax Global Technology Ltd.	258,000	213,566
Ping An Insurance Group Co. of China Ltd., Class H	174,500	818,943
Shenzhou International Group Holdings Ltd.	173,000	913,244
Tencent Holdings Ltd.	172,700	4,171,245
Total		12,776,240

Common Stocks (continued)

Issuer	Shares	Value ($)
DENMARK 0.3%
Novo Nordisk A/S, Class B	12,588	717,228
Royal UNIBREW A/S	22,753	1,046,421
Total		1,763,649
FRANCE 1.6%
Amundi SA	12,568	549,325
Aperam SA	26,442	1,106,364
AXA SA	100,003	2,038,176
BNP Paribas SA	23,307	1,155,769
Casino Guichard Perrachon SA	24,845	1,345,782
CNP Assurances	32,313	493,661
Sanofi	21,337	1,816,541
VINCI SA	19,996	1,517,718
Total		10,023,336
GERMANY 1.2%
Allianz SE, Registered Shares	13,889	1,992,231
BASF SE	13,366	1,049,909
Continental AG	7,354	1,541,583
Covestro AG	24,179	1,129,402
Duerr AG	21,043	1,814,567
Total		7,527,692
HONG KONG 0.3%
AIA Group Ltd.	157,400	980,475
Techtronic Industries Co., Ltd.	214,500	908,350
Total		1,888,825
INDIA 1.0%
Asian Paints Ltd.	16,281	271,240
Bharat Financial Inclusion Ltd.(a)	24,431	331,772
Bharat Petroleum Corp., Ltd.	49,976	442,228
Britannia Industries Ltd.	7,042	309,201
Dish TV India Ltd.(a)	537,377	828,407
Eicher Motors Ltd.	2,424	814,682
HCL Technologies Ltd.	28,046	315,797
Indraprastha Gas Ltd.	50,644	491,181
IndusInd Bank Ltd.	25,294	445,285
ITC Ltd.	114,746	434,082
Natco Pharma Ltd.	21,075	199,184
Syngene International Ltd.	30,738	191,986

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
UPL Ltd.	90,983	851,494
Zee Entertainment Enterprises Ltd.	43,434	322,953
Total		6,249,492
INDONESIA 0.3%
PT Ace Hardware Indonesia Tbk	2,251,300	166,934
PT Astra International Tbk	263,800	156,199
PT Bank Rakyat Indonesia Persero Tbk	864,900	763,949
PT Matahari Department Store Tbk	250,900	382,921
PT Telekomunikasi Indonesia Persero Tbk	2,236,900	728,136
Total		2,198,139
IRELAND 0.8%
Amarin Corp. PLC, ADR(a)	90,671	240,278
Ingersoll-Rand PLC	26,730	1,771,130
Medtronic PLC	34,894	3,057,761
Total		5,069,169
ISRAEL 0.3%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	816,933	1,621,323
ITALY 0.4%
Ei Towers SpA(a)	27,927	1,506,793
Esprinet SpA	101,964	636,666
Intesa Sanpaolo SpA	248,887	518,669
Total		2,662,128
JAPAN 4.9%
Aozora Bank Ltd.	204,000	748,559
Benefit One, Inc.	15,300	473,666
CyberAgent, Inc.	27,393	1,546,827
CYBERDYNE, Inc.(a)	19,000	365,983
Daiichikosho Co., Ltd.	35,600	1,625,181
Daito Trust Construction Co., Ltd.	2,700	453,383
Dexerials Corp.	89,900	725,925
Fuji Heavy Industries Ltd.	53,800	2,055,418
Hoya Corp.	23,700	840,896
Invincible Investment Corp.	1,536	1,034,707
ITOCHU Corp.	125,000	1,417,232
KDDI Corp.	52,500	1,611,074
Keyence Corp.	1,900	1,340,210
Miraca Holdings, Inc.	29,600	1,363,371

Common Stocks (continued)

Issuer	Shares	Value ($)
Mitsubishi UFJ Financial Group, Inc.	206,200	1,042,450
Nakanishi, Inc.	16,100	555,657
Nippon Telegraph & Telephone Corp.	33,500	1,591,912
Nishi-Nippon City Bank Ltd. (The)	320,000	619,439
ORIX Corp.	115,900	1,626,491
Shinmaywa Industries Ltd.	185,000	1,226,356
Sony Corp.	43,200	1,418,123
Starts Corp., Inc.	45,700	915,151
Sumitomo Mitsui Financial Group, Inc.	27,300	865,392
Takuma Co., Ltd.	136,000	1,179,056
Tanseisha Co., Ltd.	109,300	844,473
Toyota Motor Corp.	18,100	1,014,231
Trancom Co., Ltd.	15,500	998,384
Tsukui Corp.	26,200	413,723
Tsuruha Holdings, Inc.	16,000	1,819,408
Total		31,732,678
MALAYSIA —%
MyEg Services Bhd	438,000	215,516
MALTA —%
BGP Holdings PLC(a)(b)	581,000	1
MEXICO 0.2%
Alfa SAB de CV, Class A	173,100	282,499
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	15,272	276,423
Grupo Aeroportuario del Centro Norte Sab de CV	31,100	193,567
Grupo Financiero Banorte SAB de CV, Class O	66,700	365,338
Total		1,117,827
NETHERLANDS 0.8%
AVG Technologies NV(a)	5,495	135,891
ING Groep NV	141,171	1,578,292
Koninklijke Ahold Delhaize NV	98,437	2,350,724
Refresco Group NV	31,146	486,279
TKH Group NV	12,574	458,915
Total		5,010,101
NORWAY 0.7%
Atea ASA	80,407	841,033
BW LPG Ltd.	354,694	1,261,607

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Kongsberg Automotive ASA(a)	1,878,394	1,304,633
Spectrum ASA(a)	55,880	178,823
Tanker Investments Ltd.(a)	139,829	817,050
Total		4,403,146
PAKISTAN 0.2%
DG Khan Cement Co., Ltd.	505,900	1,013,313
PANAMA —%
Banco Latinoamericano de Comercio Exterior SA, Class E	4,745	129,633
PERU 0.1%
Credicorp Ltd.	2,187	350,642
PHILIPPINES 0.1%
Jollibee Foods Corp.	67,700	366,647
Metropolitan Bank & Trust Co.	262,852	530,106
Total		896,753
PORTUGAL —%
Banco Espirito Santo SA, Registered Shares(a)(b)	641,287	21,509
PUERTO RICO —%
EVERTEC, Inc.	8,925	153,510
RUSSIAN FEDERATION 0.5%
Magnit PJSC	2,803	433,681
Mail.ru Group Ltd., GDR(a)(c)	8,658	167,099
Mail.ru Group Ltd., GDR(a)(c)	13,001	250,919
Moscow Exchange MICEX-Rights PJSC	145,930	251,016
Sberbank of Russia PJSC, ADR	47,173	410,452
X5 Retail Group NV GDR, Registered Shares(a)(c)	44,088	961,119
Yandex NV, Class A(a)	37,355	808,736
Total		3,283,022
SINGAPORE 0.3%
Broadcom Ltd.	4,358	705,909
DBS Group Holdings Ltd.	120,100	1,388,458
Total		2,094,367
SOUTH AFRICA 0.3%
AVI Ltd.	79,065	511,028
Naspers Ltd., Class N	8,471	1,330,206
SPAR Group Ltd. (The)	24,322	362,835
Total		2,204,069

Common Stocks (continued)

Issuer	Shares	Value ($)
SOUTH KOREA 1.0%
AMOREPACIFIC Corp.	646	223,667
Caregen Co., Ltd.	379	46,612
Coway Co., Ltd.	3,862	295,232
GS Home Shopping, Inc.	3,689	560,279
Hugel, Inc.(a)	563	175,811
Hyundai Home Shopping Network Corp.	8,405	911,759
KT&G Corp.	3,409	368,651
LIG Nex1 Co., Ltd.	4,583	427,989
Osstem Implant Co., Ltd.(a)	3,481	237,025
Samsung Electronics Co., Ltd.	1,252	1,722,724
SK Hynix, Inc.	13,118	403,957
SK Telecom Co., Ltd.	1,037	213,097
Youngone Corp.	28,619	906,670
Total		6,493,473
SPAIN 0.5%
ACS Actividades de Construccion y Servicios SA	39,941	1,145,376
Cellnex Telecom SAU	57,845	1,023,738
Endesa SA	62,890	1,321,496
Total		3,490,610
SWEDEN 0.6%
Granges AB	105,060	1,068,157
Hemfosa Fastigheter AB	121,487	1,302,610
Nordea Bank AB	146,118	1,302,033
Total		3,672,800
SWITZERLAND 1.2%
Autoneum Holding AG	3,821	1,076,283
Forbo Holding AG, Registered Shares	360	460,586
Nestlé SA, Registered Shares	23,888	1,915,082
Novartis AG, Registered Shares	14,059	1,164,814
Roche Holding AG, Genusschein Shares	9,866	2,519,434
Wizz Air Holdings PLC(a)	41,797	856,848
Total		7,993,047
TAIWAN 0.6%
Advanced Semiconductor Engineering, Inc.	197,000	232,557
Cub Elecparts, Inc.	20,240	245,428
eMemory Technology, Inc.	27,000	271,809

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Hota Industrial Manufacturing Co., Ltd.	38,000	173,107
Largan Precision Co., Ltd.	7,000	752,557
Taiwan Paiho., Ltd.	76,000	233,652
Taiwan Semiconductor Manufacturing Co., Ltd.	243,530	1,315,473
Tung Thih Electronic Co., Ltd.	12,000	162,889
Voltronic Power Technology Corp.	18,000	286,839
Total		3,674,311
THAILAND 0.2%
Mega Lifesciences PCL, Foreign Registered Shares	594,500	280,189
Muangthai Leasing PCL, Foreign Registered Shares	659,200	358,368
Siam Commercial Bank PCL (The), Foreign Registered Shares	190,300	869,125
Thai Oil PCL, Foreign Registered Shares	25,000	43,796
Total		1,551,478
UNITED KINGDOM 3.2%
AstraZeneca PLC	18,956	1,266,408
Aviva PLC	240,622	1,245,462
BHP Billiton PLC	69,964	874,734
BP PLC, ADR	45,484	1,564,650
Cardtronics PLC, Class A(a)	900	39,591
Crest Nicholson Holdings PLC	164,221	928,686
GlaxoSmithKline PLC	32,695	730,401
HSBC Holdings PLC	220,518	1,444,922
Inchcape PLC	145,451	1,297,430
Intermediate Capital Group PLC	108,900	825,829
John Wood Group PLC	189,547	1,654,395
Paysafe Group PLC(a)	358,262	1,830,187
Plus500 Ltd.	155,239	1,520,338
Reckitt Benckiser Group PLC	11,094	1,075,042
Royal Dutch Shell PLC, Class B	134,383	3,560,540
Vodafone Group PLC	211,365	642,122
Total		20,500,737
UNITED STATES 22.7%
AbbVie, Inc.	32,940	2,181,616
Abercrombie & Fitch Co., Class A	8,120	168,165
ACADIA Pharmaceuticals, Inc.(a)	1,745	64,635
Acorda Therapeutics, Inc.(a)	2,790	70,531

Common Stocks (continued)

Issuer	Shares	Value ($)
AdvancePierre Foods Holdings, Inc.(a)	55,875	1,336,530
Aerie Pharmaceuticals, Inc.(a)	7,621	132,224
Aetna, Inc.	13,703	1,578,723
Alder Biopharmaceuticals, Inc.(a)	2,515	80,732
Alexion Pharmaceuticals, Inc.(a)	11,464	1,474,270
Alkermes PLC(a)	3,282	163,772
Alphabet, Inc., Class A(a)	2,864	2,266,398
Alphabet, Inc., Class C(a)	4,551	3,498,763
Altria Group, Inc.	35,026	2,371,260
AMAG Pharmaceuticals, Inc.(a)	2,250	59,693
Amazon.com, Inc.(a)	4,934	3,743,969
American Eagle Outfitters, Inc.	4,600	82,432
American Equity Investment Life Holding Co.	7,498	119,443
American Tower Corp.	22,220	2,572,409
Amkor Technology, Inc.(a)	26,410	166,119
Analogic Corp.	1,890	158,798
Apollo Commercial Real Estate Finance, Inc.	1,000	16,250
Applied Industrial Technologies, Inc.	3,540	166,203
ArcBest Corp.	4,490	84,008
ARIAD Pharmaceuticals, Inc.(a)	4,990	47,455
Arlington Asset Investment Corp., Class A	7,415	103,291
Armada Hoffler Properties, Inc.	2,800	41,916
Arrowhead Pharmaceuticals, Inc.(a)	31,472	187,573
Ascent Resources, Class B(a)(b)	195,286	1,953
Ashford Hospitality Prime, Inc.	3,850	57,904
Aspen Technology, Inc.(a)	4,950	207,355
Atwood Oceanics, Inc.	13,720	146,530
Banc of California, Inc.	8,570	190,083
Bank of New York Mellon Corp. (The)	40,281	1,587,071
Benchmark Electronics, Inc.(a)	7,500	175,800
Berkshire Hathaway, Inc., Class B(a)	24,433	3,524,949
Biogen, Inc.(a)	3,454	1,001,418
BioMarin Pharmaceutical, Inc.(a)	5,668	563,513
BlackRock, Inc.	5,548	2,031,955
Bloomin' Brands, Inc.	2,400	43,152
Bluebird Bio, Inc.(a)	4,013	229,463
Bob Evans Farms, Inc.	1,370	50,389
BofI Holding, Inc.(a)	8,450	142,129

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Brady Corp., Class A	3,025	97,224
Briggs & Stratton Corp.	5,550	126,151
Cal-Maine Foods, Inc.	3,328	139,443
Cambrex Corp.(a)	951	49,842
Capella Education Co.	2,425	145,185
Carlisle Companies, Inc.	12,644	1,305,999
Carpenter Technology Corp.	2,035	79,874
Cato Corp. (The), Class A	3,671	131,312
CBL & Associates Properties, Inc.	13,300	163,457
Celgene Corp.(a)	8,497	953,278
Central Pacific Financial Corp.	7,075	173,550
Chemtura Corp.(a)	5,145	144,523
Chesapeake Lodging Trust	2,150	54,331
Chesapeake Utilities Corp.	2,210	141,595
Children's Place, Inc. (The)	2,165	180,951
Cisco Systems, Inc.	127,372	3,888,667
Citigroup, Inc.	56,890	2,492,351
Coach, Inc.	32,618	1,406,162
Cognizant Technology Solutions Corp., Class A(a)	4,570	262,729
Comcast Corp., Class A	53,414	3,592,091
Comfort Systems U.S.A., Inc.	325	9,874
Commercial Metals Co.	1,368	22,627
Continental Building Product(a)	7,045	165,205
Cooper Tire & Rubber Co.	4,560	150,434
Coresite Realty Corp.	2,300	189,819
Cowen Group, Inc., Class A(a)	7,445	23,228
Cracker Barrel Old Country Store, Inc.	740	116,483
CSG Systems International, Inc.	2,650	106,689
CubeSmart	1,180	35,058
Customers Bancorp, Inc.(a)	5,665	145,817
CVS Health Corp.	27,778	2,575,576
CYS Investments, Inc.	21,420	191,709
Dana, Inc.	10,445	142,470
Dean Foods Co.	8,535	157,556
Delta Air Lines, Inc.	40,394	1,565,267
Denny's Corp.(a)	8,530	95,195
Diamond Resorts International, Inc.(a)	1,845	55,682
Diodes, Inc.(a)	2,165	40,074
DISH Network Corp., Class A(a)	24,964	1,333,577

Common Stocks (continued)

Issuer	Shares	Value ($)
Drew Industries, Inc.	540	49,469
Dynavax Technologies Corp.(a)	3,930	60,640
EarthLink Holdings Corp.	24,635	167,025
Eastman Chemical Co.	22,831	1,489,266
Edison International	26,100	2,019,618
Electronic Arts, Inc.(a)	24,936	1,903,116
EMCOR Group, Inc.	3,100	172,670
Employers Holdings, Inc.	635	18,110
Energy Recovery, Inc.(a)	8,400	89,880
EnerSys	2,886	179,942
Entegris, Inc.(a)	8,050	137,574
EOG Resources, Inc.	22,168	1,811,126
Essent Group Ltd.(a)	3,050	73,078
Exxon Mobil Corp.	43,870	3,902,236
Facebook, Inc., Class A(a)	28,759	3,564,390
FCB Financial Holdings, Inc., Class A(a)	800	27,976
First BanCorp(a)	7,615	34,953
First NBC Bank Holding Co.(a)	4,815	91,629
Flagstar Bancorp, Inc.(a)	6,250	165,062
Flex Pharma, Inc.(a)	39,444	467,411
Foot Locker, Inc.	26,600	1,585,892
Fulton Financial Corp.	5,900	80,535
Gannett Co., Inc.	11,400	145,464
General Communication, Inc., Class A(a)	7,930	122,043
Gibraltar Industries, Inc.(a)	2,200	77,616
Global Brass & Copper Holdings, Inc.	4,410	124,891
Globus Medical, Inc., Class A(a)	3,000	68,850
GNC Holdings, Inc., Class A	1,950	39,800
Great Western Bancorp, Inc.	1,500	49,755
Greenbrier Companies, Inc. (The)	5,050	165,791
Halliburton Co.	37,080	1,618,913
Halyard Health, Inc.(a)	1,500	51,885
Hawaiian Holdings, Inc.(a)	4,175	190,088
Heritage Insurance Holdings, Inc.	7,760	96,146
Home Depot, Inc. (The)	23,139	3,198,735
HomeStreet, Inc.(a)	2,395	53,409
Honeywell International, Inc.	17,290	2,011,346
Hope Bancorp, Inc.	8,940	137,408
Huron Consulting Group, Inc.(a)	2,540	156,134
IDACORP, Inc.	2,220	179,487

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Impax Laboratories, Inc.(a)	5,550	174,381
INC Research Holdings, Inc. Class A(a)	3,746	166,734
Incyte Corp.(a)	1,292	116,551
Innophos Holdings, Inc.	575	24,760
Innospec, Inc.	3,075	154,580
Insight Enterprises, Inc.(a)	2,910	77,406
Insmed, Inc.(a)	12,900	147,705
Insys Therapeutics, Inc.(a)	5,025	78,641
International Bancshares Corp.	5,210	142,858
InvenSense, Inc.(a)	4,945	33,527
Invesco Ltd.	50,110	1,462,210
Invesco Mortgage Capital, Inc.	5,500	79,200
Isle of Capri Casinos, Inc.(a)	7,295	136,635
j2 Global, Inc.	1,590	106,276
JPMorgan Chase & Co.	56,756	3,630,681
KCG Holdings, Inc., Class A(a)	10,170	153,872
Keryx Biopharmaceuticals, Inc.(a)	14,220	104,659
Knoll, Inc.	850	21,463
L-3 Communications Holdings, Inc.	11,130	1,687,642
La-Z-Boy, Inc.	900	27,198
Laboratory Corp. of America Holdings(a)	14,395	2,008,966
Lam Research Corp.	23,185	2,081,317
Leidos Holdings, Inc.	27,220	1,361,272
Lexington Realty Trust	2,300	25,001
Ligand Pharmaceuticals, Inc.(a)	935	126,113
Lockheed Martin Corp.	7,248	1,831,787
LogMeIn, Inc.(a)	1,295	111,253
Luxoft Holding, Inc.(a)	5,094	300,138
Mack-Cali Realty Corp.	6,950	195,990
Magellan Health, Inc.(a)	2,283	156,317
Maiden Holdings Ltd.	12,175	170,085
Masimo Corp.(a)	1,745	92,433
MasterCard, Inc., Class A	24,236	2,308,237
Materion Corp.	1,285	33,937
Matson, Inc.	1,955	73,058
Mentor Graphics Corp.	7,625	162,870
Merit Medical Systems, Inc.(a)	3,650	85,556
MGIC Investment Corp.(a)	23,485	168,857
Microsoft Corp.	92,711	5,254,859
MicroStrategy, Inc., Class A(a)	325	56,839

Common Stocks (continued)

Issuer	Shares	Value ($)
Molina Healthcare, Inc.(a)	2,991	169,919
Morgan Stanley	61,250	1,759,712
Movado Group, Inc.	6,490	146,609
MRC Global, Inc.(a)	11,340	150,028
MTS Systems Corp.	2,635	124,978
Mueller Industries, Inc.	2,690	91,568
National General Holdings Corp.	2,250	46,418
National Health Investors, Inc.	610	47,928
National Storage Affiliates Trust	3,800	81,206
NCI Building Systems, Inc.(a)	7,750	125,705
Nelnet, Inc., Class A	4,095	165,479
NETGEAR, Inc.(a)	3,745	192,605
NeuStar, Inc., Class A(a)	6,535	164,617
New York Times Co. (The), Class A	7,790	101,114
Nexstar Broadcasting Group, Inc., Class A	810	40,946
Northwest Natural Gas Co.	985	63,966
Novavax, Inc.(a)	41,467	303,538
OraSure Technologies, Inc.(a)	8,300	56,606
Ormat Technologies, Inc.	550	25,102
Orthofix International NV(a)	3,460	164,004
Outerwall, Inc.	3,685	194,052
Owens & Minor, Inc.	3,021	107,880
Palo Alto Networks, Inc.(a)	8,590	1,124,345
PDC Energy, Inc.(a)	3,245	177,729
PepsiCo, Inc.	28,149	3,065,989
PetMed Express, Inc.	3,280	67,994
PG&E Corp.	34,304	2,193,398
Philip Morris International, Inc.	24,624	2,468,802
Pier 1 Imports, Inc.	29,920	153,190
Pinnacle Entertainment, Inc.(a)	815	8,900
Piper Jaffray Companies(a)	525	21,704
Portland General Electric Co.	1,355	59,173
Pra Health Sciences, Inc.(a)	3,312	153,611
PS Business Parks, Inc.	1,551	171,990
Public Storage	10,359	2,474,972
Quad/Graphics, Inc.	7,275	184,494
Qualys, Inc.(a)	2,725	85,538
Quotient Ltd.(a)	90,867	527,029
Radian Group, Inc.	14,380	185,502

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Rayonier Advanced Materials, Inc.	4,850	66,785
RealPage, Inc.(a)	2,350	59,103
RetailMeNot, Inc.(a)	16,905	141,157
REX American Resources Corp.(a)	2,697	177,463
RLJ Lodging Trust	5,530	131,282
RPX Corp.(a)	13,915	140,124
Ruth's Hospitality Group, Inc.	8,605	137,422
Ryman Hospitality Properties, Inc.	1,395	78,455
Sage Therapeutics, Inc.(a)	930	41,720
Salesforce.com, Inc.(a)	24,290	1,986,922
Sanderson Farms, Inc.	1,955	171,238
Sanmina Corp.(a)	5,765	146,085
Schnitzer Steel Industries, Inc., Class A	5,550	108,169
Select Income REIT	3,450	95,772
Shenandoah Telecommunications Co.	3,180	130,634
Silicon Laboratories, Inc.(a)	600	31,968
SJW Corp.	3,725	157,791
Smith & Wesson Holding Corp.(a)	1,450	42,703
Southwest Gas Corp.	2,720	210,800
Sovran Self Storage, Inc.	345	35,318
Spark Therapeutics, Inc.(a)	1,485	86,041
SpartanNash Co.	3,115	98,123
STORE Capital Corp.	1,165	36,336
Sturm Ruger & Co., Inc.	1,790	121,720
Summit Hotel Properties, Inc.	12,850	182,213
Sunstone Hotel Investors, Inc.	4,754	63,228
Superior Industries International, Inc.	4,800	146,688
Supernus Pharmaceuticals, Inc.(a)	5,280	117,322
SUPERVALU, Inc.(a)	23,485	114,607
Sykes Enterprises, Inc.(a)	3,900	119,691
Synaptics, Inc.(a)	3,324	172,682
SYNNEX Corp.	1,900	191,007
Syntel, Inc.(a)	1,025	46,443
SYSCO Corp.	38,760	2,007,380
Tech Data Corp.(a)	2,375	185,084
Tenneco, Inc.(a)	965	54,542
TESARO, Inc.(a)	2,763	257,622
Tetra Tech, Inc.	3,765	123,981
Thermo Fisher Scientific, Inc.	12,953	2,057,455
TJX Companies, Inc. (The)	28,795	2,353,127

Common Stocks (continued)

Issuer	Shares	Value ($)
Trinseo SA	3,465	172,522
Triple-S Management Corp., Class B(a)	5,575	138,539
Ultragenyx Pharmaceutical, Inc.(a)	4,128	261,220
United Parcel Service, Inc., Class B	17,634	1,906,235
Universal Display Corp.(a)	5,431	384,732
Universal Forest Products, Inc.	1,990	215,159
Universal Insurance Holdings, Inc.	8,263	179,638
US Concrete, Inc.(a)	2,474	159,573
Usana Health Sciences, Inc.(a)	405	55,615
VASCO Data Security International, Inc.(a)	3,200	53,472
Vertex Pharmaceuticals, Inc.(a)	10,123	981,931
Wabash National Corp.(a)	12,015	173,977
Walker & Dunlop, Inc.(a)	5,405	127,936
Washington Federal, Inc.	7,405	185,125
Web.com Group, Inc.(a)	840	15,842
WellCare Health Plans, Inc.(a)	220	23,496
Western Refining, Inc.	7,325	152,726
WP Glimcher, Inc.	14,800	187,664
Xcerra Corp.(a)	12,937	78,916
Xylem, Inc.	31,317	1,497,266
Zimmer Biomet Holdings, Inc.	13,890	1,821,535
Total		146,100,782
Total Common Stocks (Cost: $283,872,536)		304,890,446

Convertible Preferred Stocks 0.3%

UNITED STATES 0.3%
Hess Corp., 8.000%	17,080	1,125,914
MET USA - BABA, 5.750%(c)	6,490	685,733
Total		1,811,647
Total Convertible Preferred Stocks (Cost: $1,566,941)		1,811,647

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes 16.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AUSTRALIA 0.1%
Woodside Finance Ltd.(c) 03/05/25	3.650%	1,000,000	992,820
BRAZIL 0.1%
Vale Overseas Ltd. 11/21/36	6.875%	500,000	481,250
CANADA 1.3%
BC ULC/New Red Finance, Inc.(c) 01/15/22	4.625%	151,000	155,530
04/01/22	6.000%	59,000	61,876
Barrick Gold Corp. 04/01/42	5.250%	1,000,000	1,083,360
Canadian Natural Resources Ltd. 11/15/21	3.450%	750,000	765,347
Cenovus Energy, Inc. 09/15/42	4.450%	1,250,000	1,021,162
Concordia International Corp.(c) 04/15/23	7.000%	35,000	28,875
EnCana Corp. 11/15/21	3.900%	1,000,000	990,910
Glencore Finance Canada Ltd.(c)(d) 10/25/42	5.550%	1,750,000	1,540,000
MDC Partners, Inc.(c) 05/01/24	6.500%	277,000	267,998
Quebecor Media, Inc. 01/15/23	5.750%	96,000	100,320
Rogers Communications, Inc. 12/15/25	3.625%	470,000	512,363
Teck Resources Ltd. 02/01/43	5.400%	1,000,000	695,000
TransAlta Corp. 06/03/17	1.900%	500,000	490,740
Valeant Pharmaceuticals International, Inc.(c) 03/01/23	5.500%	35,000	28,875
05/15/23	5.875%	108,000	89,910
04/15/25	6.125%	384,000	318,720
Videotron Ltd. 07/15/22	5.000%	191,000	196,730
Total			8,347,716
FRANCE 0.1%
SFR Group SA(c) 05/15/22	6.000%	196,000	191,100
05/01/26	7.375%	218,000	217,728
Total			408,828

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GERMANY 0.2%
Deutsche Bank AG 08/20/20	2.950%	750,000	745,268
Unitymedia GmbH(c) 01/15/25	6.125%	3,000	3,165
Unitymedia Hessen GmbH & Co. KG NRW(c) 01/15/25	5.000%	312,000	322,920
Total			1,071,353
IRELAND 0.3%
AerCap Ireland Capital Ltd./Global Aviation Trust 05/15/21	4.500%	785,000	837,987
10/01/21	5.000%	417,000	454,738
02/01/22	3.950%	156,000	163,360
Allegion PLC 09/15/23	5.875%	32,000	34,080
Ardagh Packaging Finance PLC/Holdings USA, Inc.(c) 01/31/21	6.750%	76,000	78,189
05/15/24	7.250%	53,000	55,915
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	189,000	197,033
Total			1,821,302
ITALY —%
Telecom Italia SpA(c) 05/30/24	5.303%	100,000	101,500
Wind Acquisition Finance SA(c) 07/15/20	4.750%	104,000	103,546
04/23/21	7.375%	41,000	40,795
Total			245,841
LUXEMBOURG —%
FAGE International SA/USA Dairy Industry, Inc.(c)(e) 08/15/26	5.625%	68,000	69,445
INEOS Group Holdings SA(c) 02/15/19	5.875%	71,000	72,952
INEOS Group Holdings SA(c)(e) 08/01/24	5.625%	73,000	72,088
Total			214,485
NETHERLANDS 0.2%
NXP BV/Funding LLC(c) 06/15/22	4.625%	51,000	52,402
03/15/23	5.750%	35,000	36,750
Playa Resorts Holding BV(c) 08/15/20	8.000%	123,000	125,614
Schaeffler Finance BV(c) 05/15/21	4.250%	152,000	155,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Schaeffler Holding Finance BV PIK(c) 08/15/18	6.875%	77,832	79,097
Sensata Technologies BV(c) 10/01/25	5.000%	96,000	98,400
Teva Pharmaceutical Finance III BV 07/21/23	2.800%	560,000	569,713
Total			1,117,776
UNITED KINGDOM 0.5%
Barclays PLC 01/12/26	4.375%	1,000,000	1,036,540
Lloyds Banking Group PLC Subordinated 03/24/26	4.650%	575,000	593,368
Lloyds Banking Group PLC(d) Junior Subordinated 12/31/49	7.500%	250,000	249,375
Royal Bank of Scotland Group PLC 04/05/26	4.800%	1,000,000	1,034,782
Virgin Media Finance PLC(c) 01/15/25	5.750%	134,000	133,498
Virgin Media Secured Finance PLC(c) 01/15/26	5.250%	251,000	250,372
Total			3,297,935
UNITED STATES 13.9%
21st Century Fox America, Inc. 10/15/45	4.950%	1,000,000	1,186,058
AES Corp. (The) 07/01/21	7.375%	87,000	98,745
05/15/26	6.000%	84,000	88,515
AMC Networks, Inc. 04/01/24	5.000%	58,000	59,015
APX Group, Inc. 12/01/19	6.375%	69,000	70,725
12/01/20	8.750%	73,000	69,350
APX Group, Inc.(c) 12/01/22	7.875%	135,000	142,087
AT&T, Inc. 02/17/23	3.600%	1,000,000	1,062,160
02/17/26	4.125%	610,000	664,250
06/15/44	4.800%	500,000	530,152
02/15/47	5.650%	1,000,000	1,191,782
Acadia Healthcare Co., Inc. 07/01/22	5.125%	17,000	16,745
02/15/23	5.625%	22,000	21,843
03/01/24	6.500%	77,000	79,550

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aircastle Ltd. 03/15/21	5.125%	86,000	91,805
02/15/22	5.500%	31,000	33,170
04/01/23	5.000%	15,000	15,732
Alabama Power Co. 01/02/46	4.300%	415,000	480,948
Alere, Inc.(c) 07/01/23	6.375%	46,000	46,058
Allegion US Holding Co., Inc. 10/01/21	5.750%	59,000	61,803
Alliance Data Systems Corp.(c) 04/01/20	6.375%	244,000	250,710
08/01/22	5.375%	78,000	76,440
Alliant Holdings I LP(c) 08/01/23	8.250%	6,000	5,978
Ally Financial, Inc. 02/13/22	4.125%	103,000	104,674
05/19/22	4.625%	381,000	393,683
09/30/24	5.125%	32,000	34,040
03/30/25	4.625%	127,000	130,175
Subordinated 11/20/25	5.750%	264,000	274,890
Altice US Finance I Corp.(c) 07/15/23	5.375%	118,000	121,835
05/15/26	5.500%	163,000	168,705
American Axle & Manufacturing, Inc. 02/15/19	5.125%	85,000	86,381
American Builders & Contractors Supply Co., Inc.(c) 04/15/21	5.625%	84,000	86,940
12/15/23	5.750%	140,000	147,525
American International Group, Inc. 03/01/21	3.300%	365,000	382,714
07/10/25	3.750%	680,000	704,015
Amsurg Corp. 07/15/22	5.625%	114,000	119,700
Anadarko Petroleum Corp. 09/15/17	6.375%	95,000	99,502
03/15/26	5.550%	295,000	322,017
Ancestry.com, Inc. Junior Subordinated 12/15/20	11.000%	65,000	69,713
Angus Chemical Co.(c) 02/15/23	8.750%	57,000	56,430
Anheuser-Busch InBev Finance, Inc. 02/01/23	3.300%	1,275,000	1,344,384
02/01/36	4.700%	1,240,000	1,437,309
Antero Resources Corp. 12/01/22	5.125%	173,000	161,322

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apple, Inc. 02/23/46	4.650%	850,000	970,010
Apple, Inc.(e) 08/04/46	3.850%	445,000	446,640
ArcelorMittal(d) 03/01/21	6.500%	100,000	105,500
Arizona Public Service Co. 11/15/45	4.350%	135,000	158,069
Asbury Automotive Group, Inc. 12/15/24	6.000%	58,000	59,595
BAE Systems Holdings, Inc.(c) 12/15/25	3.850%	1,000,000	1,070,898
Ball Corp. 12/15/20	4.375%	187,000	200,090
Beacon Roofing Supply, Inc. 10/01/23	6.375%	112,000	120,400
Berry Plastics Corp. 05/15/22	5.500%	155,000	161,975
10/15/22	6.000%	48,000	50,940
07/15/23	5.125%	80,000	82,600
Boston Properties LP 02/01/26	3.650%	725,000	783,447
Boyd Gaming Corp. 05/15/23	6.875%	94,000	100,697
Boyd Gaming Corp.(c) 04/01/26	6.375%	40,000	42,650
CB Richard Ellis Services, Inc. 03/15/25	5.250%	100,000	106,935
CBRE Services, Inc. 03/15/23	5.000%	94,000	98,311
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	40,000	41,650
CCO Holdings LLC/Capital Corp.(c) 05/01/23	5.125%	10,000	10,338
04/01/24	5.875%	54,000	57,645
05/01/25	5.375%	309,000	321,360
02/15/26	5.750%	125,000	131,875
05/01/26	5.500%	22,000	22,963
05/01/27	5.875%	30,000	31,650
CHS/Community Health Systems, Inc. 08/01/21	5.125%	159,000	158,205
02/01/22	6.875%	159,000	136,740
CIT Group, Inc. 03/15/18	5.250%	123,000	127,920
08/01/23	5.000%	160,000	168,400
CIT Group, Inc.(c) 02/15/19	5.500%	119,000	125,842

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMS Energy Corp. 11/15/25	3.600%	95,000	102,029
CSC Holdings LLC 02/15/19	8.625%	101,000	112,552
06/01/24	5.250%	68,000	64,729
CSX Corp. 03/15/18	6.250%	500,000	538,792
CalAtlantic Group, Inc. 12/15/21	6.250%	77,000	83,545
11/15/24	5.875%	30,000	32,025
Calpine Corp.(c) 01/15/22	6.000%	58,000	60,610
06/01/26	5.250%	129,000	131,257
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	299,000	283,302
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 06/01/24	5.375%	56,000	58,240
Celanese U.S. Holdings LLC 06/15/21	5.875%	181,000	205,661
11/15/22	4.625%	10,000	10,800
Centene Corp. 05/15/22	4.750%	117,000	120,510
02/15/24	6.125%	145,000	155,785
CenturyLink, Inc. 03/15/22	5.800%	25,000	25,563
12/01/23	6.750%	35,000	36,400
04/01/24	7.500%	252,000	269,010
Cequel Communications Holdings I LLC/Capital Corp.(c) 09/15/20	6.375%	47,000	48,469
12/15/21	5.125%	150,000	149,625
12/15/21	5.125%	36,000	35,798
07/15/25	7.750%	33,000	35,145
Change Healthcare Holdings, Inc.(c) 02/15/21	6.000%	103,000	109,180
Chemours Co. (The) 05/15/23	6.625%	145,000	125,062
05/15/25	7.000%	138,000	117,300
Choice Hotels International, Inc. 07/01/22	5.750%	106,000	115,275
Citigroup, Inc. Subordinated 07/25/28	4.125%	1,500,000	1,528,930
Columbia Pipeline Group, Inc. 06/01/45	5.800%	1,000,000	1,202,925
Concho Resources, Inc. 10/01/22	5.500%	407,000	403,947
ConocoPhillips Co. 11/15/21	2.875%	1,000,000	1,011,284
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Constellation Brands, Inc. 11/15/24	4.750%	180,000	195,750
12/01/25	4.750%	73,000	79,296
Continental Resources, Inc. 04/15/23	4.500%	108,000	97,740
06/01/24	3.800%	75,000	64,125
ConvaTec Finance International SA Junior Subordinated PIK(c) 01/15/19	8.250%	40,000	40,200
CrownRock LP/Finance, Inc.(c) 02/15/23	7.750%	177,000	184,965
CyrusOne LP/Finance Corp. 11/15/22	6.375%	92,000	96,370
D.R. Horton, Inc. 02/15/20	4.000%	37,000	38,480
09/15/22	4.375%	26,000	27,430
DISH DBS Corp. 06/01/21	6.750%	59,000	62,688
07/15/22	5.875%	172,000	171,893
11/15/24	5.875%	26,000	25,090
DISH DBS Corp.(c) 07/01/26	7.750%	163,000	169,011
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	243,000	256,669
07/15/24	5.125%	31,000	32,001
Denbury Resources, Inc.(c) 05/15/21	9.000%	111,000	111,000
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(c) 06/15/21	5.875%	61,000	63,745
06/15/23	5.450%	80,000	84,731
06/15/24	7.125%	68,000	73,166
06/15/26	6.020%	160,000	171,411
Diamondback Energy, Inc. 10/01/21	7.625%	17,000	17,978
Discover Bank 07/27/26	3.450%	1,000,000	1,007,438
Dollar Tree, Inc.(c) 03/01/23	5.750%	128,000	138,240
Dominion Resources, Inc. 10/01/25	3.900%	65,000	70,672
Dow Chemical Co. (The) 11/15/41	5.250%	1,000,000	1,131,786
E*TRADE Financial Corp. 11/15/22	5.375%	141,000	149,460
09/15/23	4.625%	220,000	227,700
ERAC U.S.A. Finance LLC(c) 11/01/25	3.800%	640,000	687,456
Eagle Materials, Inc.(e) 08/01/26	4.500%	22,000	22,358

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eco Services Operations LLC/Finance Corp.(c) 11/01/22	8.500%	83,000	85,854
Endo Finance LLC/Finco, Inc.(c) 02/01/25	6.000%	127,000	109,537
Energy Transfer Equity LP 06/01/27	5.500%	174,000	169,111
Energy Transfer Partners LP 03/15/45	5.150%	1,250,000	1,162,959
Entegris, Inc.(c) 04/01/22	6.000%	128,000	131,840
Equinix, Inc. 01/01/22	5.375%	76,000	79,990
04/01/23	5.375%	128,000	133,802
01/15/26	5.875%	82,000	88,355
Express Scripts Holding Co. 02/25/21	3.300%	225,000	237,677
02/25/26	4.500%	750,000	834,461
Extraction Oil & Gas Holdings LLC/Finance Corp.(c) 07/15/21	7.875%	206,000	206,000
Exxon Mobil Corp. 03/01/46	4.114%	610,000	684,935
First Data Corp.(c) 08/15/23	5.375%	186,000	190,882
12/01/23	7.000%	166,000	170,772
01/15/24	5.750%	385,000	386,917
FirstEnergy Solutions Corp. 08/15/39	6.800%	500,000	489,195
FirstEnergy Transmission LLC(c) 07/15/44	5.450%	500,000	569,221
Ford Motor Credit Co. LLC 01/08/19	2.943%	1,090,000	1,119,648
Freeport-McMoRan, Inc. 03/01/22	3.550%	36,000	30,780
03/15/23	3.875%	75,000	64,504
11/14/24	4.550%	184,000	157,780
Fresenius Medical Care U.S. Finance II, Inc.(c) 01/31/22	5.875%	262,000	295,405
10/15/24	4.750%	14,000	14,910
Frontier Communications Corp. 09/15/20	8.875%	87,000	93,498
07/01/21	9.250%	101,000	109,912
09/15/22	10.500%	48,000	51,840
01/15/25	6.875%	82,000	71,913
09/15/25	11.000%	345,000	368,287
GLP Capital LP/Financing II, Inc. 11/01/23	5.375%	64,000	68,640
04/15/26	5.375%	41,000	43,716
Gates Global LLC/Co.(c) 07/15/22	6.000%	45,000	40,950

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Motors Co. 10/02/43	6.250%	250,000	301,599
04/01/45	5.200%	500,000	536,161
04/01/46	6.750%	255,000	331,317
Goldman Sachs Group, Inc. (The) 02/25/21	2.875%	1,500,000	1,544,517
Group 1 Automotive, Inc. 06/01/22	5.000%	28,000	27,720
Group 1 Automotive, Inc.(c) 12/15/23	5.250%	31,000	30,768
HCA Holdings, Inc. Junior Subordinated 02/15/21	6.250%	302,000	327,292
HCA, Inc. 03/15/22	5.875%	88,000	96,800
03/15/24	5.000%	100,000	105,000
02/01/25	5.375%	303,000	315,311
04/15/25	5.250%	80,000	85,350
06/15/26	5.250%	46,000	48,760
HD Supply, Inc. 07/15/20	7.500%	183,000	191,235
HD Supply, Inc.(c) 12/15/21	5.250%	122,000	129,167
04/15/24	5.750%	82,000	87,318
HUB International Ltd.(c) 02/15/21	9.250%	27,000	28,485
10/01/21	7.875%	326,000	326,815
Halliburton Co. 08/01/43	4.750%	500,000	536,164
11/15/45	5.000%	575,000	621,584
Hanesbrands, Inc.(c) 05/15/24	4.625%	53,000	54,325
05/15/26	4.875%	54,000	55,215
HealthSouth Corp. 11/01/24	5.750%	23,000	23,863
09/15/25	5.750%	14,000	14,457
Hertz Corp. (The) 01/15/21	7.375%	11,000	11,413
10/15/22	6.250%	21,000	22,050
Hess Corp. 08/15/31	7.300%	750,000	865,204
Hewlett Packard Enterprise Co.(c) 10/15/45	6.350%	1,250,000	1,259,761
Hiland Partners Holdings LLC/Finance Corp.(c) 10/01/20	7.250%	98,000	102,165
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	180,000	186,532
Holly Energy Partners LP/Finance Corp.(c) 08/01/24	6.000%	19,000	19,238

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hologic, Inc.(c) 07/15/22	5.250%	72,000	76,320
Hub Holdings LLC/Finance, Inc. PIK(c) 07/15/19	8.125%	15,000	14,475
Hughes Satelite Systems Corp.(c) 08/01/26	5.250%	90,000	89,775
08/01/26	6.625%	53,000	52,603
Hughes Satellite Systems Corp. 06/15/19	6.500%	50,000	54,313
Huntington Ingalls Industries, Inc.(c) 11/15/25	5.000%	14,000	14,893
Huntsman International LLC 11/15/22	5.125%	43,000	43,645
IHS Markit Ltd.(c) 11/01/22	5.000%	186,000	191,115
Icahn Enterprises LP/Finance Corp. 02/01/22	5.875%	60,000	57,300
Indiana Michigan Power Co. 03/15/46	4.550%	1,500,000	1,730,545
Infor US, Inc.(c) 08/15/20	5.750%	15,000	15,825
Informatica LLC(c) 07/15/23	7.125%	20,000	19,700
International Game Technology PLC(c) 02/15/22	6.250%	91,000	95,322
02/15/25	6.500%	105,000	110,775
Interval Acquisition Corp. 04/15/23	5.625%	190,000	195,700
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(c) 08/01/23	6.375%	174,000	184,579
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(c) 06/01/26	5.250%	163,000	172,474
Kellogg Co. 04/01/46	4.500%	1,500,000	1,667,313
Kinder Morgan Energy Partners LP 02/15/18	5.950%	108,000	114,037
11/01/42	4.700%	750,000	674,475
Kinder Morgan, Inc. 09/15/20	6.500%	166,000	185,797
Kinetic Concepts, Inc./KCI U.S.A., Inc.(c) 02/15/21	7.875%	49,000	52,828
L-3 Communications Corp. 05/28/24	3.950%	1,250,000	1,333,336
LTF Merger Sub, Inc.(c) 06/15/23	8.500%	79,000	76,433

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lamar Media Corp.(c) 02/01/26	5.750%	28,000	30,030
Laredo Petroleum, Inc. 01/15/22	5.625%	70,000	63,350
05/01/22	7.375%	115,000	111,837
03/15/23	6.250%	278,000	252,980
Lennar Corp. 11/15/19	4.500%	148,000	155,585
Level 3 Communications, Inc. 12/01/22	5.750%	50,000	52,250
Level 3 Financing, Inc. 01/15/21	6.125%	88,000	91,630
08/15/22	5.375%	204,000	214,200
01/15/24	5.375%	15,000	15,713
Level 3 Financing, Inc.(c) 03/15/26	5.250%	42,000	43,943
LifePoint Health, Inc. 12/01/21	5.500%	131,000	137,496
Lockheed Martin Corp. 05/15/36	4.500%	460,000	537,057
05/15/46	4.700%	315,000	381,831
Loews Corp. 04/01/26	3.750%	195,000	209,425
MEDNAX, Inc.(c) 12/01/23	5.250%	182,000	189,735
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc.(c) 05/01/24	5.625%	41,000	43,911
MGM Resorts International 03/01/18	11.375%	140,000	158,550
10/01/20	6.750%	48,000	53,040
03/15/23	6.000%	154,000	166,610
MPH Acquisition Holdings LLC(c) 06/01/24	7.125%	102,000	109,140
MPLX LP(c) 02/15/23	5.500%	200,000	206,080
07/15/23	4.500%	38,000	37,237
12/01/24	4.875%	261,000	258,466
MSCI, Inc.(c) 11/15/24	5.250%	110,000	116,600
08/15/25	5.750%	73,000	79,512
Macys Retail Holdings, Inc. 01/15/21	3.450%	775,000	812,084
Mallinckrodt International Finance SA/CB LLC(c) 10/15/23	5.625%	54,000	51,840
04/15/25	5.500%	22,000	20,295
Manitowoc Foodservice, Inc.(c) 02/15/24	9.500%	45,000	51,019

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marathon Petroleum Corp. 12/15/45	5.850%	1,000,000	981,472
Match Group, Inc.(c) 06/01/24	6.375%	99,000	105,806
McDonald's Corp. 12/09/45	4.875%	805,000	961,992
Meritage Homes Corp. 04/01/22	7.000%	253,000	277,667
MetLife, Inc. 05/13/46	4.600%	250,000	275,722
MetLife, Inc.(d) Junior Subordinated 12/31/49	5.250%	750,000	750,600
Microsemi Corp.(c) 04/15/23	9.125%	78,000	88,530
Molina Healthcare, Inc.(c) 11/15/22	5.375%	140,000	142,800
Murphy Oil Corp.(d) 12/01/17	2.500%	250,000	250,822
12/01/22	0.000%	500,000	451,233
NRG Energy, Inc. 07/15/22	6.250%	28,000	28,140
05/01/24	6.250%	27,000	26,663
NRG Energy, Inc.(c) 05/15/26	7.250%	110,000	112,887
NRG Energy, Inc.(c)(e) 01/15/27	6.625%	135,000	133,481
NRG Yield Operating LLC 08/15/24	5.375%	206,000	210,635
National Financial Partners Corp.(c) 07/15/21	9.000%	18,000	18,090
Navient Corp. 03/25/20	8.000%	13,000	13,878
10/26/20	5.000%	30,000	29,250
07/26/21	6.625%	57,000	57,570
01/25/22	7.250%	33,000	33,536
03/25/24	6.125%	47,000	44,415
10/25/24	5.875%	68,000	62,730
Neptune Finco Corp.(c) 01/15/23	10.125%	256,000	293,440
10/15/25	6.625%	104,000	111,670
10/15/25	10.875%	57,000	66,761
Netflix, Inc. 02/15/22	5.500%	212,000	225,250
02/15/25	5.875%	186,000	199,020
Newfield Exploration Co. 07/01/24	5.625%	83,000	81,962
Nielsen Finance LLC/Co. 10/01/20	4.500%	74,000	75,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Holding International Ltd. 03/15/42	5.250%	750,000	420,450
Noble Holding International Ltd.(d) 04/01/45	7.950%	675,000	492,750
Nortek, Inc. 04/15/21	8.500%	91,000	95,550
Oasis Petroleum, Inc. 03/15/22	6.875%	69,000	60,203
01/15/23	6.875%	142,000	119,280
OneMain Financial Holdings LLC(c) 12/15/19	6.750%	28,000	28,280
12/15/21	7.250%	130,000	130,000
Outfront Media Capital LLC/Corp. 02/15/22	5.250%	31,000	32,008
03/15/25	5.875%	144,000	153,360
PDC Energy, Inc. 10/15/22	7.750%	64,000	66,080
PQ Corp.(c) 11/15/22	6.750%	99,000	104,692
PTC, Inc. 05/15/24	6.000%	111,000	118,126
Parsley Energy LLC/Finance Corp.(c) 02/15/22	7.500%	147,000	150,675
06/01/24	6.250%	122,000	122,457
Penn National Gaming, Inc. 11/01/21	5.875%	18,000	18,698
Penske Automotive Group, Inc. 12/01/24	5.375%	80,000	79,600
05/15/26	5.500%	45,000	44,438
Pinnacle Entertainment, Inc.(c) 05/01/24	5.625%	33,000	33,680
Pinnacle Foods Finance LLC/Corp.(c) 01/15/24	5.875%	108,000	114,750
Plains All American Pipeline LP/Finance Corp. 01/31/43	4.300%	1,250,000	1,003,377
Plastipak Holdings, Inc.(c) 10/01/21	6.500%	156,000	159,900
Platform Specialty Products Corp.(c) 05/01/21	10.375%	112,000	112,560
Post Holdings, Inc.(c) 12/15/22	6.000%	70,000	73,850
03/15/24	7.750%	126,000	139,387
Post Holdings, Inc.(c)(e) 08/15/26	5.000%	111,000	110,653
Prestige Brands, Inc.(c) 03/01/24	6.375%	110,000	116,050
Procter & Gamble Co. (The) 02/02/21	1.850%	310,000	317,592

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provident Funding Associates LP/Finance Corp.(c) 06/15/21	6.750%	194,000	185,270
QEP Resources, Inc. 05/01/23	5.250%	4,000	3,770
Qualitytech LP/Finance Corp. 08/01/22	5.875%	39,000	39,975
Quicken Loans, Inc.(c) 05/01/25	5.750%	63,000	62,449
Quintiles Transnational Corp.(c) 05/15/23	4.875%	52,000	53,176
RSI Home Products, Inc.(c) 03/15/23	6.500%	75,000	78,750
RSP Permian, Inc. 10/01/22	6.625%	215,000	220,375
Range Resources Corp. 05/15/25	4.875%	63,000	59,850
Regions Financial Corp. 02/08/21	3.200%	1,500,000	1,549,753
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	221,000	228,182
02/15/21	6.875%	157,000	163,272
Reynolds Group Issuer, Inc./LLC(c) 07/15/24	7.000%	134,000	141,621
Reynolds Group Issuer, Inc./LLC(d) 02/15/21	8.250%	78,000	81,120
Rite Aid Corp.(c) 04/01/23	6.125%	85,000	90,206
Riverbed Technology, Inc.(c) 03/01/23	8.875%	83,000	86,735
Rivers Pittsburgh Borrower LP/Finance Corp.(c) 08/15/21	6.125%	26,000	26,650
SBA Telecommunications, Inc. 07/15/20	5.750%	216,000	222,480
SESI LLC 05/01/19	6.375%	24,000	23,160
Sabine Pass Liquefaction LLC 03/01/25	5.625%	141,000	143,953
Sabine Pass Liquefaction LLC(c) 06/30/26	5.875%	138,000	141,622
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	128,000	133,440
12/01/25	5.625%	19,000	20,425
Scientific Games International, Inc. 12/01/22	10.000%	122,000	108,427
Scientific Games International, Inc.(c) 01/01/22	7.000%	159,000	165,360

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scotts Miracle-Gro Co. (The)(c) 10/15/23	6.000%	181,000	193,217
Sempra Energy 11/15/20	2.850%	330,000	341,702
10/15/39	6.000%	500,000	646,684
Serta Simmons Bedding LLC(c) 10/01/20	8.125%	180,000	188,550
Signode Industrial Group Luxembourg SA/US, Inc.(c) 05/01/22	6.375%	25,000	24,828
Sirius XM Radio, Inc.(c) 04/15/25	5.375%	101,000	103,272
07/15/26	5.375%	62,000	63,240
Solera LLC/Finance, Inc.(c) 03/01/24	10.500%	92,000	99,303
Spectrum Brands, Inc. 11/15/22	6.625%	178,000	188,902
12/15/24	6.125%	211,000	227,880
07/15/25	5.750%	55,000	59,538
Springleaf Finance Corp. 12/15/20	8.250%	47,000	48,645
10/01/21	7.750%	53,000	52,603
Springs Industries, Inc. 06/01/21	6.250%	56,000	57,610
Sprint Communications, Inc. 11/15/22	6.000%	115,000	98,656
Sprint Communications, Inc.(c) 03/01/20	7.000%	446,000	473,317
Sprint Corp. 09/15/21	7.250%	130,000	121,307
06/15/24	7.125%	80,000	70,704
02/15/25	7.625%	25,000	22,313
Standard Industries, Inc.(c) 10/15/25	6.000%	76,000	82,175
Sterigenics-Nordion Holdings LLC(c) 05/15/23	6.500%	100,000	103,500
Surgical Care Affiliates, Inc.(c) 04/01/23	6.000%	27,000	28,080
Synchrony Financial 01/15/19	2.600%	490,000	496,299
07/23/25	4.500%	500,000	534,611
T-Mobile USA, Inc. 04/28/21	6.633%	174,000	182,917
01/15/22	6.125%	34,000	35,806
03/01/23	6.000%	303,000	320,344
01/15/24	6.500%	23,000	24,610
03/01/25	6.375%	16,000	17,120
01/15/26	6.500%	122,000	132,126
Targa Resources Partners LP/Finance Corp. 01/15/18	5.000%	51,000	51,383

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/19	4.125%	24,000	23,910
05/01/23	5.250%	3,000	2,933
11/15/23	4.250%	73,000	67,708
Targa Resources Partners LP/Finance Corp.(c) 03/15/24	6.750%	132,000	137,610
Taylor Morrison Communities, Inc./Monarch, Inc.(c) 04/15/21	5.250%	61,000	62,068
04/15/23	5.875%	16,000	16,640
Teleflex, Inc. 06/01/26	4.875%	24,000	24,540
Tempur Sealy International, Inc. 10/15/23	5.625%	115,000	119,025
Tempur Sealy International, Inc.(c) 06/15/26	5.500%	55,000	55,653
Tenet Healthcare Corp. 06/01/20	4.750%	165,000	168,094
04/01/21	4.500%	155,000	155,775
04/01/22	8.125%	77,000	79,503
06/15/23	6.750%	77,000	74,113
Tesoro Logistics LP/Finance Corp. 10/15/19	5.500%	17,000	18,063
10/15/22	6.250%	241,000	250,640
05/01/24	6.375%	37,000	38,989
Toll Brothers Finance Corp. 11/15/25	4.875%	33,000	33,743
TransDigm, Inc. 07/15/21	7.500%	108,000	114,210
07/15/24	6.500%	76,000	78,940
05/15/25	6.500%	58,000	60,610
TransDigm, Inc.(c) 06/15/26	6.375%	75,000	77,063
Transcontinental Gas Pipe Line Co. LLC(c) 02/01/26	7.850%	595,000	742,501
Treehouse Foods, Inc.(c) 02/15/24	6.000%	20,000	21,500
US Concrete, Inc.(c) 06/01/24	6.375%	41,000	42,039
USG Corp.(c) 11/01/21	5.875%	44,000	46,145
03/01/25	5.500%	9,000	9,596
Union Pacific Corp. 03/01/46	4.050%	1,500,000	1,696,710
Univision Communications, Inc.(c) 09/15/22	6.750%	84,000	89,670
02/15/25	5.125%	216,000	222,210
Valeant Pharmaceuticals International, Inc.(c) 10/15/20	6.375%	298,000	268,945
Valvoline, Inc.(c) 07/15/24	5.500%	14,000	14,595

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VeriSign, Inc. 05/01/23	4.625%	66,000	67,898
04/01/25	5.250%	55,000	57,475
Verizon Communications, Inc. 11/01/42	3.850%	1,000,000	973,814
08/21/54	5.012%	250,000	275,081
WESCO Distribution, Inc.(c) 06/15/24	5.375%	37,000	38,018
WPX Energy, Inc. 01/15/22	6.000%	319,000	288,695
WR Grace & Co.(c) 10/01/21	5.125%	73,000	77,198
10/01/24	5.625%	24,000	25,740
Weatherford International Ltd. 06/15/21	7.750%	124,000	117,141
Wells Fargo & Co. Junior Subordinated(d) 12/31/49	5.900%	1,000,000	1,066,250
Western Gas Partners LP 07/01/22	4.000%	75,000	75,425
06/01/25	3.950%	98,000	96,131
WhiteWave Foods Co. (The) 10/01/22	5.375%	78,000	89,017
Whiting Petroleum Corp. 03/15/21	5.750%	126,000	105,525
Williams Companies, Inc. (The) 01/15/23	3.700%	92,000	83,950
06/24/24	4.550%	279,000	265,747
Williams Partners LP/ACMP Finance Corp. 05/15/23	4.875%	175,000	173,798
Williams Partners LP 09/15/45	5.100%	750,000	674,743
ZF North America Capital, Inc.(c) 04/29/25	4.750%	130,000	135,850
Zayo Group LLC/Capital, Inc. 04/01/23	6.000%	239,000	248,560
05/15/25	6.375%	96,000	100,440
Zebra Technologies Corp. 10/15/22	7.250%	180,000	192,150
Zekelman Industries, Inc.(c) 06/15/23	9.875%	20,000	21,000
iStar, Inc. 07/01/19	5.000%	29,000	28,565
Total			89,322,953

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VIRGIN ISLANDS —%
Platform Specialty Products Corp.(c) 02/01/22	6.500%	32,000	27,760
Total Corporate Bonds & Notes (Cost: $98,568,563)			107,350,019
Residential Mortgage-Backed Securities — Agency 5.7%
Federal Home Loan Mortgage Corp.(d)(f) CMO IO Series 2957 Class SW 04/15/35	5.519%	173,039	30,425
CMO IO Series 318 Class S1 11/15/43	5.469%	258,161	57,407
CMO IO Series 3280 Class SI 02/15/37	5.959%	161,794	20,356
CMO IO Series 3761 Class KS 06/15/40	5.519%	222,973	20,883
CMO IO Series 4094 Class SY 08/15/42	5.599%	305,800	71,897
Federal Home Loan Mortgage Corp.(f) CMO IO Series 4098 Class AI 05/15/39	3.500%	206,210	17,290
CMO IO Series 4120 Class AI 11/15/39	3.500%	155,619	16,430
CMO IO Series 4122 Class JI 12/15/40	4.000%	163,786	15,412
CMO IO Series 4139 Class CI 05/15/42	3.500%	69,174	9,417
CMO IO Series 4147 Class CI 01/15/41	3.500%	256,899	28,901
CMO IO Series 4177 Class IY 03/15/43	4.000%	353,775	63,719
CMO IO Series 4213 Class DI 06/15/38	3.500%	349,841	29,880
Federal National Mortgage Association 10/01/45- 12/01/45	3.500%	7,081,458	7,478,374
Federal National Mortgage Association(d)(f) CMO IO Series 2003-117 Class KS 08/25/33	6.612%	30,833	1,407
CMO IO Series 2006-5 Class N1 08/25/34	2.121%	249,652	1,487
CMO IO Series 2006-5 Class N2 02/25/35	2.054%	287,507	9,749
CMO IO Series 2007-54 Class DI 06/25/37	5.612%	431,402	89,764
CMO IO Series 2010-135 Class MS 12/25/40	5.462%	136,590	24,291
CMO IO Series 2012-80 Class DS 06/25/39	6.162%	157,962	19,224
CMO IO Series 2013-13 Class SA 03/25/43	5.662%	179,229	44,017

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(e) 08/16/31- 08/11/46	3.000%	8,750,000	9,114,063
08/11/46	3.500%	2,000,000	2,112,344
08/11/46	4.000%	2,000,000	2,144,141
08/11/46	4.500%	2,000,000	2,180,916
08/11/46	5.000%	1,000,000	1,106,875
Federal National Mortgage Association(f) CMO IO STRIPS Series 417 Class C5 02/25/43	3.500%	175,115	25,397
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	477,516	49,022
CMO IO Series 2012-121 Class GI 08/25/39	3.500%	232,649	21,001
CMO IO Series 2013-41 Class IY 05/25/40	3.500%	352,106	31,607
Government National Mortgage Association(e) 08/18/46	3.500%	10,000,000	10,628,125
08/18/46	4.000%	1,000,000	1,074,414
Government National Mortgage Association(f) CMO IO Series 2012-129 Class AI 08/20/37	3.000%	161,796	16,472
Total Residential Mortgage-Backed Securities — Agency (Cost: $36,630,680)			36,554,707
Residential Mortgage-Backed Securities — Non-Agency 0.1%
BCAP LLC Trust(c) CMO Series 2012-RR11 Class 4A2 03/26/37	4.000%	316,990	317,845
BCAP LLC Trust(c)(d) Series 2012-RR10 Class 2A1 09/26/36	2.779%	79,584	79,768
BNPP Mortgage Securities LLC Trust CMO Series 2009-1 Class A1(c) 08/27/37	6.000%	11,133	11,161
Citigroup Mortgage Loan Trust, Inc.(c)(d) CMO Series 2010-7 Class 3A4 12/25/35	5.617%	175,000	179,297
CMO Series 2012-7 Class 12A1 03/25/36	2.866%	68,883	68,382
CMO Series 2013-2 Class 1A1 11/25/37	2.836%	61,737	61,614
RBSSP Resecuritization Trust CMO Series 2012-1 Class 5A2(c)(d) 12/27/35	2.813%	100,000	89,848
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $813,152)			807,915

Commercial Mortgage-Backed Securities —
Non-Agency —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ORES NPL LLC Series 2014-LV3 Class A(c) 03/27/24	3.000%	12,083	12,083

Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $12,083)	12,083
Asset-Backed Securities — Non-Agency —%

Carlyle Global Market Strategies CLO Series 2013-1A Class B(c)(d) 02/14/25	3.726%	100,000	100,011
Dryden Senior Loan Fund Series 2014-33A Class C(c)(d) 07/15/26	3.530%	183,333	183,350
Total Asset-Backed Securities — Non-Agency (Cost: $279,536)			283,361

Inflation-Indexed Bonds(g) 8.0%

GERMANY 0.8%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(c) 04/15/18	0.750%	EUR	4,261,320	4,858,169
ITALY 1.3%
Italy Buoni Poliennali Del Tesoro(c) 09/15/24	2.350%	EUR	1,007,390	1,308,631
09/15/41	2.550%	EUR	4,900,995	7,394,785
Total				8,703,416
NEW ZEALAND 1.2%
New Zealand Government Bond(c) 09/20/25	2.000%	NZD	10,335,370	7,865,386
SPAIN 0.3%
Spain Government Inflation-Linked Bond(c) 11/30/30	1.000%	EUR	1,501,530	1,801,459
UNITED KINGDOM 0.2%
United Kingdom Gilt Inflation-Linked Bond(c) 11/22/36	0.125%	GBP	755,805	1,369,986
UNITED STATES 4.2%
U.S. Treasury Inflation-Indexed Bond 02/15/42	0.750%		11,426,175	11,861,055
U.S. Treasury Inflation-Indexed Bond(h) 04/15/18	0.125%		1,038,990	1,047,594
01/15/22	0.125%		1,061,140	1,079,047
01/15/24	0.625%		6,175,980	6,478,424

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Inflation-Indexed Bonds(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
01/15/25	0.250%		6,084,060	6,208,278
02/15/45	0.750%		407,968	425,609
Total				27,100,007
Total Inflation-Indexed Bonds (Cost: $48,897,367)				51,698,423
U.S. Government & Agency Obligations 1.0%
Federal Home Loan Mortgage Corp. 01/13/22	2.375%		2,882,000	3,054,418
Federal National Mortgage Association 11/15/16	1.375%		150,000	150,407
Private Export Funding Corp. 09/15/17	5.450%		45,000	47,350
Residual Funding Corp. STRIPS(i) 04/15/30	0.000%		4,250,000	3,085,122
Total U.S. Government & Agency Obligations (Cost: $5,956,619)				6,337,297
Foreign Government Obligations(g)(j) 10.3%
AUSTRALIA 0.4%
Treasury Corp. of Victoria 11/15/16	5.750%	AUD	100,000	76,847
11/15/18	5.500%	AUD	1,000,000	825,030
06/15/20	6.000%	AUD	140,000	123,533
12/17/24	5.500%	AUD	1,800,000	1,734,275
Total				2,759,685
BRAZIL 0.5%
Brazil Notas do Tesouro Nacional Serie F 01/01/27	10.000%	BRL	6,000,000	1,676,368
Brazilian Government International Bond 01/27/45	5.000%		1,750,000	1,599,500
Total				3,275,868
CANADA 0.2%
Canadian Government Bond 06/01/18	4.250%	CAD	1,660,000	1,357,128
06/01/20	3.500%	CAD	170,000	144,662
Total				1,501,790
FRANCE 0.6%
France Government Bond OAT(c) 04/25/17	3.750%	EUR	310,000	357,502
10/25/21	3.250%	EUR	400,000	533,315

Foreign Government Obligations(g)(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
04/25/29	5.500%	EUR	150,000	279,222
05/25/45	3.250%	EUR	1,500,000	2,713,008
Total				3,883,047
GERMANY 0.3%
Bundesrepublik Deutschland(c) 01/04/18	4.000%	EUR	500,000	596,300
01/04/19	3.750%	EUR	620,000	768,160
07/04/28	4.750%	EUR	510,000	906,793
Total				2,271,253
ITALY 1.1%
Italy Buoni Poliennali Del Tesoro 11/01/17	3.500%	EUR	1,500,000	1,752,898
09/01/22	5.500%	EUR	2,000,000	2,902,039
Italy Buoni Poliennali Del Tesoro(c) 09/01/44	4.750%	EUR	1,250,000	2,179,796
Total				6,834,733
JAPAN 2.0%
Japan Government 20-Year Bond 09/20/26	2.200%	JPY	35,000,000	425,471
12/20/27	2.100%	JPY	30,000,000	368,397
12/20/35	1.000%	JPY	55,000,000	622,936
Japan Government 30-Year Bond 03/20/33	1.100%	JPY	92,000,000	1,053,201
09/20/44	1.700%	JPY	770,000,000	10,462,673
Total				12,932,678
MEXICO 0.5%
Mexican Bonos 12/13/18	8.500%	MXN	3,700,000	211,077
06/10/21	6.500%	MXN	20,000,000	1,105,539
03/05/26	5.750%	MXN	12,500,000	657,357
Mexico Government International Bond 01/23/46	4.600%		1,000,000	1,052,500
Total				3,026,473
NEW ZEALAND 0.8%
New Zealand Government Bond(c) 03/15/19	5.000%	NZD	500,000	390,193
04/14/33	3.500%	NZD	5,500,000	4,494,125
Total				4,884,318
NORWAY 0.1%
Norway Government Bond(c) 05/19/17	4.250%	NOK	5,850,000	713,877
05/24/23	2.000%	NOK	2,000,000	256,935
Total				970,812

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Foreign Government Obligations(g)(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
POLAND 0.9%
Poland Government Bond 10/25/17	5.250%	PLN	2,200,000	589,675
10/25/19	5.500%	PLN	4,000,000	1,142,451
10/25/21	5.750%	PLN	1,000,000	299,520
07/25/26	2.500%	PLN	15,000,000	3,725,361
Total				5,757,007
PORTUGAL 1.1%
Portugal Obrigacoes do Tesouro OT(c) 10/15/25	2.875%	EUR	6,000,000	6,779,376
SPAIN 0.4%
Spain Government Bond(c) 07/30/30	1.950%	EUR	1,000,000	1,203,304
01/31/37	4.200%	EUR	250,000	397,501
Spain Government International Bond 04/06/29	5.250%	GBP	500,000	823,596
Total				2,424,401
SWEDEN 0.1%
Sweden Government Bond 08/12/17	3.750%	SEK	4,800,000	586,920
TURKEY 0.5%
Turkey Government Bond 02/05/20	7.400%	TRY	1,500,000	474,485
03/12/25	8.000%	TRY	5,000,000	1,522,201
Turkey Government International Bond 04/11/23	4.125%	EUR	250,000	296,644
04/16/43	4.875%		750,000	692,970
Total				2,986,300
UNITED KINGDOM 0.8%
United Kingdom Gilt(c) 03/07/19	4.500%	GBP	800,000	1,181,897
09/07/21	3.750%	GBP	35,000	54,429
09/07/22	1.750%	GBP	1,000,000	1,431,406
01/22/44	3.250%	GBP	875,000	1,593,961
01/22/45	3.500%	GBP	500,000	956,259
Total				5,217,952
Total Foreign Government Obligations (Cost: $63,496,684)				66,092,613

Exchange-Traded Funds 0.6%

	Shares	Value ($)
UNITED STATES 0.6%
iShares MSCI Canada ETF	156,328	3,945,719
Total Exchange-Traded Funds (Cost: $3,826,910)		3,945,719

Fixed-Income Funds 3.8%

INVESTMENT GRADE 3.8%
Columbia Mortgage Opportunities Fund, Class I Shares(k)	2,472,902	24,259,169
Total Fixed-Income Funds (Cost: $24,740,741)		24,259,169

Alternative Investment Funds 3.9%

Columbia Commodity Strategy Fund, Class I Shares(a)(k)	2,220,763	12,080,948
Columbia Diversified Absolute Return Fund, Class I Shares(k)	1,338,683	12,851,360
Total Alternative Investment Funds (Cost: $25,731,268)		24,932,308

Options Purchased Puts —%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
iShares MSCI EAFE ETF	963	55.00	08/19/16	9,149
Total Options Purchased Puts (Cost: $55,893)				9,149

Money Market Funds 6.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.439%(k)(l)	41,462,459	41,462,459
Total Money Market Funds (Cost: $41,462,459)		41,462,459
Total Investments (Cost: $635,911,432)		670,447,315
Other Assets & Liabilities, Net		(26,649,505)
Net Assets		643,797,810
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

At July 31, 2016, securities and cash totaling $7,030,695 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at July 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP Paribas	08/19/2016	1,000,000	AUD	746,250	USD	—	(13,236)
BNP Paribas	08/19/2016	2,100,000	CAD	1,634,243	USD	25,660	—
BNP Paribas	08/19/2016	300,000	CHF	305,139	USD	—	(4,711)
BNP Paribas	08/19/2016	3,300,000	EUR	3,749,642	USD	57,773	—
BNP Paribas	08/19/2016	2,400,000	EUR	2,657,338	USD	—	(27,657)
BNP Paribas	08/19/2016	1,200,000	GBP	1,764,636	USD	176,061	—
BNP Paribas	08/19/2016	64,800,000	JPY	623,865	USD	—	(11,587)
BNP Paribas	08/19/2016	23,100,000	NOK	2,789,600	USD	51,583	—
BNP Paribas	08/19/2016	700,000	NZD	495,887	USD	—	(9,240)
BNP Paribas	08/19/2016	1,100,000	SEK	127,806	USD	—	(850)
BNP Paribas	08/19/2016	19,700,000	SGD	14,654,578	USD	—	(37,189)
BNP Paribas	08/19/2016	1,926,284	USD	2,600,000	AUD	48,379	—
BNP Paribas	08/19/2016	457,614	USD	600,000	AUD	—	(1,923)
BNP Paribas	08/19/2016	378,679	USD	500,000	CAD	4,317	—
BNP Paribas	08/19/2016	77,555	USD	100,000	CAD	—	(956)
BNP Paribas	08/19/2016	1,737,821	USD	1,700,000	CHF	17,990	—
BNP Paribas	08/19/2016	835,963	USD	800,000	CHF	—	(9,699)
BNP Paribas	08/19/2016	776,339	USD	700,000	EUR	6,785	—
BNP Paribas	08/19/2016	225,609	USD	200,000	EUR	—	(1,859)
BNP Paribas	08/19/2016	12,289,131	USD	8,400,000	GBP	—	(1,169,109)
BNP Paribas	08/19/2016	8,749,650	USD	911,800,000	JPY	191,787	—
BNP Paribas	08/19/2016	200,630	USD	1,700,000	NOK	869	—
BNP Paribas	08/19/2016	540,866	USD	4,500,000	NOK	—	(7,486)
BNP Paribas	08/19/2016	211,272	USD	300,000	NZD	5,211	—
BNP Paribas	08/19/2016	3,605,615	USD	29,700,000	SEK	—	(131,907)
BNP Paribas	08/19/2016	519,384	USD	700,000	SGD	2,658	—
Barclays	08/08/2016	2,700,000	EUR	2,991,348	USD	—	(27,966)
Barclays	08/08/2016	23,337,189	EUR	25,733,918	USD	—	(363,227)
Barclays	08/08/2016	10,153,412	USD	9,152,000	EUR	80,943	—
Barclays	08/08/2016	6,656,520	USD	6,000,000	EUR	53,066	—
Barclays	08/08/2016	559,738	USD	4,750,000	NOK	3,258	—
Barclays	08/08/2016	503,245	USD	4,250,000	NOK	488	—
Barclays	08/08/2016	2,194,482	USD	18,450,000	NOK	—	(7,690)
Barclays	08/19/2016	1,800,000	CHF	1,880,943	USD	21,848	—
Citi	08/08/2016	150,000	AUD	111,797	USD	—	(2,171)
Citi	08/08/2016	8,377,205	CAD	6,429,365	USD	12,981	—
Citi	08/08/2016	500,000	CAD	378,374	USD	—	(4,593)
Citi	08/08/2016	66,000,000	JPY	629,300	USD	—	(17,672)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Forward Foreign Currency Exchange Contracts Open at July 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	08/08/2016	2,044,991,559	JPY	19,274,699	USD	—	(771,546)
Citi	08/08/2016	1,100,000,000	KRW	970,172	USD	—	(13,191)
Citi	08/08/2016	18,500,000	MXN	982,565	USD	—	(3,463)
Citi	08/08/2016	4,031,554	USD	5,400,000	AUD	71,291	—
Citi	08/08/2016	3,940,652	USD	5,100,000	CAD	—	(34,390)
Citi	08/08/2016	6,374,585	USD	8,250,000	CAD	—	(55,631)
Citi	08/08/2016	568,858	USD	60,000,000	JPY	19,298	—
Citi	08/08/2016	5,816,647	USD	590,000,000	JPY	—	(33,110)
Citi	08/08/2016	24,265,614	USD	2,461,334,000	JPY	—	(138,129)
Citi	08/08/2016	1,399,749	USD	1,620,000,000	KRW	48,475	—
Citi	08/08/2016	334,739	USD	2,850,000	SEK	—	(1,581)
Citi	08/08/2016	3,431,208	USD	50,750,000	ZAR	220,332	—
Citi	08/08/2016	14,000,000	ZAR	973,634	USD	—	(33,687)
Citi	08/19/2016	14,587,675	USD	19,600,000	SGD	29,515	—
Credit Suisse	08/08/2016	1,575,000	CHF	1,607,702	USD	—	(17,934)
Credit Suisse	08/08/2016	9,750,000	DKK	1,452,139	USD	—	(13,596)
Credit Suisse	08/08/2016	22,866,000	NZD	16,226,841	USD	—	(282,227)
Credit Suisse	08/19/2016	1,100,000	AUD	820,357	USD	—	(15,077)
Credit Suisse	08/19/2016	3,700,000	CAD	2,895,273	USD	61,104	—
Credit Suisse	08/19/2016	1,300,000	CHF	1,358,744	USD	16,065	—
Credit Suisse	08/19/2016	2,000,000	GBP	2,927,684	USD	280,060	—
Credit Suisse	08/19/2016	31,200,000	NOK	3,780,585	USD	82,485	—
Credit Suisse	08/19/2016	3,600,000	NZD	2,555,892	USD	—	(41,906)
Credit Suisse	08/19/2016	31,000,000	SEK	3,773,851	USD	148,095	—
Credit Suisse	08/19/2016	100,000	SGD	74,396	USD	—	(181)
Credit Suisse	08/19/2016	3,696,530	USD	385,300,000	JPY	81,859	—
Deutsche Bank	08/08/2016	5,295,000	BRL	1,589,660	USD	—	(39,882)
Deutsche Bank	08/08/2016	1,000,000	TRY	334,367	USD	115	—
Deutsche Bank	08/08/2016	8,150,000	TRY	2,652,800	USD	—	(71,351)
Deutsche Bank	08/08/2016	2,384,543	USD	7,026,000	TRY	—	(36,091)
Deutsche Bank	08/19/2016	3,900,000	AUD	2,912,857	USD	—	(49,136)
Deutsche Bank	08/19/2016	500,000	CAD	382,529	USD	—	(466)
Deutsche Bank	08/19/2016	700,000	CHF	709,920	USD	—	(13,061)
Deutsche Bank	08/19/2016	4,900,000	EUR	5,568,370	USD	86,505	—
Deutsche Bank	08/19/2016	200,000	EUR	219,666	USD	—	(4,084)
Deutsche Bank	08/19/2016	6,800,000	GBP	9,901,914	USD	899,991	—
Deutsche Bank	08/19/2016	300,000	GBP	392,722	USD	—	(4,421)
Deutsche Bank	08/19/2016	25,900,000	JPY	256,142	USD	2,157	—
Deutsche Bank	08/19/2016	11,400,000	JPY	108,373	USD	—	(3,420)
Deutsche Bank	08/19/2016	1,800,000	NOK	209,651	USD	—	(3,701)
Deutsche Bank	08/19/2016	100,000	NZD	72,767	USD	606	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Forward Foreign Currency Exchange Contracts Open at July 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	08/19/2016	7,000,000	NZD	4,955,462	USD	—	(95,812)
Deutsche Bank	08/19/2016	33,800,000	SEK	4,107,870	USD	154,626	—
Deutsche Bank	08/19/2016	1,600,000	SEK	185,175	USD	—	(1,961)
Deutsche Bank	08/19/2016	1,800,000	SGD	1,335,151	USD	—	(7,244)
Deutsche Bank	08/19/2016	152,954	USD	200,000	CAD	245	—
Deutsche Bank	08/19/2016	10,329,544	USD	13,200,000	CAD	—	(218,452)
Deutsche Bank	08/19/2016	410,974	USD	400,000	CHF	2,158	—
Deutsche Bank	08/19/2016	14,954,295	USD	14,300,000	CHF	—	(184,821)
Deutsche Bank	08/19/2016	111,145	USD	100,000	EUR	730	—
Deutsche Bank	08/19/2016	132,912	USD	100,000	GBP	—	(531)
Deutsche Bank	08/19/2016	3,692,449	USD	384,700,000	JPY	80,056	—
Deutsche Bank	08/19/2016	70,291	USD	600,000	NOK	827	—
Deutsche Bank	08/19/2016	7,854,054	USD	64,800,000	NOK	—	(173,385)
Deutsche Bank	08/19/2016	71,192	USD	100,000	NZD	969	—
Deutsche Bank	08/19/2016	290,938	USD	400,000	NZD	—	(2,294)
Deutsche Bank	08/19/2016	1,331,234	USD	1,800,000	SGD	11,161	—
Deutsche Bank	09/08/2016	2,639,000	ILS	684,491	USD	—	(8,006)
Deutsche Bank	09/08/2016	431,189,000	JPY	4,097,265	USD	—	(134,370)
Deutsche Bank	09/08/2016	3,526,177,000	KRW	3,076,058	USD	—	(93,109)
Deutsche Bank	09/08/2016	28,747,000	NOK	3,417,990	USD	10,512	—
Deutsche Bank	09/08/2016	2,901,000	SEK	342,657	USD	3,009	—
Deutsche Bank	09/08/2016	468,000	SGD	344,272	USD	—	(4,695)
Deutsche Bank	09/08/2016	5,805,005	USD	7,641,000	AUD	—	(5,703)
Deutsche Bank	09/08/2016	2,625,443	USD	2,575,000	CHF	37,176	—
Deutsche Bank	09/08/2016	456,213	USD	3,052,000	DKK	3,199	—
Deutsche Bank	09/08/2016	4,965,253	USD	4,469,000	EUR	38,677	—
Deutsche Bank	09/08/2016	2,830,549	USD	2,153,000	GBP	20,613	—
Deutsche Bank	09/08/2016	230,124	USD	327,000	NZD	5,622	—
HSBC	08/08/2016	21,527,000	PLN	5,369,561	USD	—	(153,647)
HSBC	08/08/2016	1,052,632	USD	700,000,000	CLP	15,974	—
HSBC	08/19/2016	19,400,000	AUD	14,467,220	USD	—	(266,798)
HSBC	08/19/2016	9,000,000	CAD	7,043,251	USD	149,325	—
HSBC	08/19/2016	6,500,000	CHF	6,793,798	USD	80,401	—
HSBC	08/19/2016	6,400,000	EUR	7,274,349	USD	114,362	—
HSBC	08/19/2016	2,800,000	GBP	4,099,166	USD	392,492	—
HSBC	08/19/2016	9,400,000	NOK	1,139,859	USD	25,688	—
HSBC	08/19/2016	7,381,157	USD	769,200,000	JPY	161,892	—
HSBC	08/19/2016	9,942,338	USD	14,000,000	NZD	160,211	—
HSBC	08/19/2016	6,358,642	USD	52,200,000	SEK	—	(253,336)
HSBC	08/19/2016	2,679,227	USD	3,600,000	SGD	5,563	—
Standard Chartered	08/08/2016	725,000	GBP	959,980	USD	386	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Forward Foreign Currency Exchange Contracts Open at July 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered	08/08/2016	750,000	GBP	980,018	USD	—	(12,666)
Standard Chartered	08/08/2016	9,801,568	GBP	12,827,596	USD	—	(145,541)
Standard Chartered	08/08/2016	5,341,493	USD	4,102,000	GBP	87,823	—
Standard Chartered	08/08/2016	2,608,080	USD	2,000,000	GBP	39,075	—
Standard Chartered	08/08/2016	3,586,177	USD	67,500,000	MXN	11,492	—
Standard Chartered	08/08/2016	53,374	USD	1,000,000	MXN	—	(75)
State Street	08/08/2016	3,000,000	BRL	909,918	USD	—	(13,335)
State Street	08/08/2016	3,035,480	USD	10,100,000	BRL	72,806	—
State Street	08/19/2016	500,000	AUD	372,246	USD	—	(7,497)
State Street	08/19/2016	800,000	CHF	836,088	USD	9,824	—
State Street	08/19/2016	1,000,000	GBP	1,464,121	USD	140,309	—
State Street	08/19/2016	443,800,000	JPY	4,255,846	USD	—	(96,215)
State Street	08/19/2016	23,100,000	NOK	2,798,590	USD	60,573	—
State Street	08/19/2016	4,300,000	NZD	3,053,120	USD	—	(49,805)
State Street	08/19/2016	4,000,000	SEK	485,328	USD	17,489	—
State Street	08/19/2016	7,300,000	SGD	5,429,487	USD	—	(14,670)
State Street	08/19/2016	3,728,485	USD	5,000,000	AUD	68,942	—
State Street	08/19/2016	1,643,031	USD	2,100,000	CAD	—	(34,448)
State Street	08/19/2016	209,047	USD	200,000	CHF	—	(2,481)
State Street	08/19/2016	2,841,083	USD	2,500,000	EUR	—	(44,213)
State Street	08/19/2016	73,811	USD	7,700,000	JPY	1,698	—
State Street	08/19/2016	498,107	USD	700,000	NZD	7,021	—
State Street	08/19/2016	4,370,241	USD	35,900,000	SEK	—	(171,381)
UBS	08/19/2016	200,000	AUD	149,334	USD	—	(2,563)
UBS	08/19/2016	6,900,000	CHF	7,210,936	USD	84,406	—
UBS	08/19/2016	1,946,400,000	JPY	18,662,985	USD	—	(424,107)
UBS	08/19/2016	2,600,000	NOK	306,238	USD	—	(1,937)
UBS	08/19/2016	57,600,000	SEK	7,007,888	USD	270,999	—
UBS	08/19/2016	500,000	SGD	369,263	USD	—	(3,625)
UBS	08/19/2016	13,269,722	USD	17,800,000	AUD	249,120	—
UBS	08/19/2016	547,709	USD	700,000	CAD	—	(11,515)
UBS	08/19/2016	14,659,302	USD	12,900,000	EUR	—	(227,454)
UBS	08/19/2016	7,601,034	USD	5,200,000	GBP	—	(717,210)
UBS	08/19/2016	70,562	USD	600,000	NOK	556	—
UBS	08/19/2016	1,611,065	USD	13,300,000	NOK	—	(34,631)
UBS	08/19/2016	567,928	USD	800,000	NZD	9,360	—
UBS	08/19/2016	647,654	USD	5,500,000	SEK	—	(4,375)
UBS	08/19/2016	3,794,615	USD	5,100,000	SGD	8,838	—
Total						5,425,815	(7,155,898)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Futures Contracts Outstanding at July 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
10 Year Mini JGB	34	JPY	5,090,920	09/2016	22,825	—
3-Month Euroyen TFX	5	JPY	1,225,315	03/2017	—	(644)
3-Month Euroyen TFX	57	JPY	13,968,589	03/2017	—	(7,659)
90-Day Sterling	12	GBP	1,979,418	03/2017	202	—
Australian 10 Year Bond	7	AUD	730,625	09/2016	8,512	—
Australian 10 Year Bond	8	AUD	835,000	09/2016	968	—
CAC40 Index	1	EUR	49,634	08/2016	1,222	—
Canadian Government 10-Year Bond	143	CAD	16,262,122	09/2016	432,683	—
Euro CHF 3-Month ICE	13	CHF	3,382,790	03/2017	—	(4,317)
Euro-Bund	140	EUR	26,265,632	09/2016	587,576	—
Euro-Buxl 30 Year	26	EUR	5,727,561	09/2016	452,087	—
Euro-OAT	69	EUR	12,508,581	09/2016	362,888	—
Japanese 10 Year Government Bond	16	JPY	23,929,044	09/2016	51,668	—
Japanese 10-Year Government Bond	1	JPY	1,495,565	09/2016	—	(6,050)
Long Gilt	96	GBP	16,637,352	09/2016	87,035	—
MSCI Singapore IX ETS	4	SGD	93,220	08/2016	—	(2,114)
Russell 2000 Mini	46	USD	5,598,200	09/2016	334,417	—
S&P/TSX 60 Index	1	CAD	129,529	09/2016	29	—
TOPIX Index	52	JPY	6,770,422	09/2016	—	(7,215)
U.S. Long Bond	54	USD	9,419,625	09/2016	624,269	—
U.S. Treasury 5-Year Note	78	USD	9,517,219	09/2016	42,297	—
U.S. Treasury 5-Year Note	4	USD	488,062	09/2016	1,742	—
U.S. Ultra Bond	33	USD	6,287,531	09/2016	480,622	—
U.S. Ultra Bond	1	USD	190,531	09/2016	998	—
Total			168,582,487		3,492,040	(27,999)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
3-Month Euro Euribor	(23)	EUR	(6,450,038)	03/2017	673	—
90-Day Euro$	(6)	USD	(1,487,100)	03/2017	—	(1,166)
Banker's Acceptance	(22)	CAD	(4,173,496)	03/2017	355	—
Banker's Acceptance	(26)	CAD	(4,932,313)	03/2017	—	(296)
Canadian Government 10-Year Bond	(3)	CAD	(341,163)	09/2016	—	(1,953)
Canadian Government 10-Year Bond	(9)	CAD	(1,023,490)	09/2016	—	(7,334)
Euro-BTP	(99)	EUR	(16,033,401)	09/2016	—	(362,689)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Short Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Euro-Bobl	(98)	EUR	(14,645,426)	09/2016	—	(51,365)
Euro-Bund	(1)	EUR	(187,612)	09/2016	—	(1,477)
Euro-Bund	(69)	EUR	(12,945,205)	09/2016	—	(173,978)
Euro-Buxl 30-Year	(27)	EUR	(5,947,852)	09/2016	—	(464,376)
Euro-OAT	(6)	EUR	(1,087,703)	09/2016	—	(9,450)
FTSE 100 Index	(1)	GBP	(88,360)	09/2016	—	(363)
FTSE 100 Index	(140)	GBP	(12,370,418)	09/2016	—	(876,390)
Long Gilt	(1)	GBP	(173,306)	09/2016	—	(1,941)
Long Gilt	(5)	GBP	(866,529)	09/2016	—	(8,514)
Mini MSCI EAFE Index	(119)	USD	(9,997,190)	09/2016	—	(731,300)
Swiss Fed Bond	(27)	CHF	(4,755,365)	09/2016	12,126	—
U.S. Long Bond	(1)	USD	(174,438)	09/2016	—	(502)
U.S. Long Bond	(2)	USD	(348,875)	09/2016	—	(5,254)
U.S. Treasury 10-Year Note	(12)	USD	(1,596,562)	09/2016	6,820	—
U.S. Treasury 10-Year Note	(217)	USD	(31,726,078)	09/2016	—	(925,668)
U.S. Treasury 2-Year Note	(86)	USD	(18,834,000)	09/2016	30,752	—
U.S. Treasury 2-Year Note	(33)	USD	(7,227,000)	09/2016	12,828	—
U.S. Treasury Ultra 10-Year Note	(23)	USD	(3,362,672)	09/2016	—	(11,981)
Total			(160,775,592)		63,554	(3,635,997)

Credit Default Swap Contracts Outstanding at July 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 25	06/20/2021	1.000	USD	10,000,000	718,267	786,867	—	(11,111)	—	(79,711)
Barclays	People's Republic of China	06/20/2021	1.000	USD	5,000,000	26,277	51,465	—	(5,556)	—	(30,744)
Barclays	Republic of Turkey	06/20/2021	1.000	USD	5,000,000	389,475	340,647	—	(5,556)	43,272	—
Goldman Sachs International	People's Republic of China	06/20/2021	1.000	USD	5,000,000	26,277	30,005	—	(5,556)	—	(9,284)
Total							1,208,984	—		43,272	(119,739)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Cleared Credit Default Swap Contracts Outstanding at July 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley Markit CDX North America	High Yield Index, Series 26	06/20/2021	5.000	USD	6,358,000	—	(138,544)
Morgan Stanley Markit CDX North America Investment Grade Index,	Series 26	06/20/2021	1.000	USD	171,400,000	—	(368,242)
Total						—	(506,786)

Credit Default Swap Contracts Outstanding at July 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.170	USD	(10,000,000)	(706,250)	—	(878,962)	4,167	176,879	—
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.170	USD	(10,000,000)	(706,250)	—	(967,018)	4,167	264,935	—
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.170	USD	(5,000,000)	(353,125)	—	(467,814)	2,083	116,772	—
Total								—	(2,313,794)		558,586	—

*Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Cleared Credit Default Swap Contracts Outstanding at July 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 26	06/20/2021	5.000	3.950	USD	(5,000,000)	157,993	—
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 26	06/20/2026	1.000	1.170	USD	(10,000,000)	30,086	—
Total							188,079	—

*Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared Interest Rate Swap Contracts Outstanding at July 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Fixed rate of 0.9890%	3-Month USD LIBOR BBA	07/27/2018	USD	20,000,000	40,081	—
Morgan Stanley	Fixed rate of 0.9920%	3-Month USD LIBOR BBA	07/27/2018	USD	5,000,000	10,300	—
Total						50,381	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2016, the value of these securities amounted to $23,463, which represents less than 0.01% of net assets.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At July 31, 2016, the value of these securities amounted to $80,205,813 or 12.46% of net assets.

(d)  Variable rate security.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(g)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(h)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(i)  Zero coupon bond.

(j)  Principal and interest may not be guaranteed by the government.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Notes to Portfolio of Investments (continued)

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	—	12,600,000	—	—	12,600,000	—	—	12,080,948
Columbia Diversified Absolute Return Fund, Class I Shares	—	13,131,268	—	—	13,131,268	81,061	50,211	12,851,360
Columbia Mortgage Opportunities Fund, Class I Shares	30,030,591	1,390,520	(6,500,000)	(180,370)	24,740,741	316,445	1,074,076	24,259,169
Columbia Short-Term Cash Fund, 0.439%	125,174,940	470,103,035	(553,815,516)	—	41,462,459	—	228,605	41,462,459
Total	155,205,531	497,224,823	(560,315,516)	(180,370)	91,934,468	397,506	1,352,892	90,653,936

(l)  The rate shown is the seven-day current annualized yield at July 31, 2016.

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

GDR  Global Depositary Receipt

PIK    Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

DKK  Danish Krone

EUR  Euro

GBP  British Pound

ILS    Israeli Shekel

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Currency Legend (continued)

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Argentina	692,956	—	—	692,956
Australia	—	2,686,072	—	2,686,072
Belgium	—	595,839	—	595,839
Brazil	1,546,291	—	—	1,546,291
Canada	1,485,970	—	—	1,485,970
China	4,202,317	8,573,923	—	12,776,240
Denmark	—	1,763,649	—	1,763,649
France	—	10,023,336	—	10,023,336
Germany	—	7,527,692	—	7,527,692
Hong Kong	—	1,888,825	—	1,888,825
India	—	6,249,492	—	6,249,492
Indonesia	—	2,198,139	—	2,198,139
Ireland	5,069,169	—	—	5,069,169
Israel	—	1,621,323	—	1,621,323
Italy	—	2,662,128	—	2,662,128
Japan	—	31,732,678	—	31,732,678
Malaysia	—	215,516	—	215,516
Malta	—	—	1	1
Mexico	1,117,827	—	—	1,117,827
Netherlands	135,891	4,874,210	—	5,010,101
Norway	—	4,403,146	—	4,403,146
Pakistan	—	1,013,313	—	1,013,313

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Panama	129,633	—	—	129,633
Peru	350,642	—	—	350,642
Philippines	—	896,753	—	896,753
Portugal	—	—	21,509	21,509
Puerto Rico	153,510	—	—	153,510
Russian Federation	808,736	2,474,286	—	3,283,022
Singapore	705,909	1,388,458	—	2,094,367
South Africa	—	2,204,069	—	2,204,069
South Korea	—	6,493,473	—	6,493,473
Spain	—	3,490,610	—	3,490,610
Sweden	—	3,672,800	—	3,672,800
Switzerland	—	7,993,047	—	7,993,047
Taiwan	—	3,674,311	—	3,674,311
Thailand	—	1,551,478	—	1,551,478
United Kingdom	1,604,241	18,896,496	—	20,500,737
United States	146,098,829	—	1,953	146,100,782
Total Common Stocks	164,101,921	140,765,062	23,463	304,890,446
Convertible Preferred Stocks
United States	1,125,914	685,733	—	1,811,647
Corporate Bonds & Notes	—	107,350,019	—	107,350,019
Residential Mortgage-Backed Securities — Agency	—	36,554,707	—	36,554,707
Residential Mortgage-Backed Securities — Non-Agency	—	807,915	—	807,915
Commercial Mortgage-Backed Securities — Non-Agency	—	12,083	—	12,083
Asset-Backed Securities — Non-Agency	—	283,361	—	283,361
Inflation-Indexed Bonds	—	51,698,423	—	51,698,423
U.S. Government & Agency Obligations	—	6,337,297	—	6,337,297
Foreign Government Obligations	—	66,092,613	—	66,092,613
Exchange-Traded Funds	3,945,719	—	—	3,945,719
Fixed-Income Funds	24,259,169	—	—	24,259,169
Alternative Investment Funds	24,932,308	—	—	24,932,308
Options Purchased Puts	9,149	—	—	9,149
Investments measured at net asset value
Money Market Funds	—	—	—	41,462,459
Total Investments	218,374,180	410,587,213	23,463	670,447,315
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	5,425,815	—	5,425,815
Futures Contracts	3,555,594	—	—	3,555,594
Swap Contracts	—	840,318	—	840,318
Liabilities
Forward Foreign Currency Exchange Contracts	—	(7,155,898)	—	(7,155,898)
Futures Contracts	(3,663,996)	—	—	(3,663,996)
Swap Contracts	—	(626,525)	—	(626,525)
Total	218,265,778	409,070,923	23,463	668,822,623

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set of comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $543,921,071)	$579,784,230
Affiliated issuers (identified cost $91,934,468)	90,653,936
Options purchased (identified cost $55,893)	9,149
Total investments (identified cost $635,911,432)	670,447,315
Foreign currency (identified cost $269,013)	271,146
Margin deposits	1,833,270
Unrealized appreciation on forward foreign currency exchange contracts	5,425,815
Unrealized appreciation on swap contracts	601,858
Premiums paid on outstanding swap contracts	1,208,984
Receivable for:
Investments sold	2,317,503
Capital shares sold	120,850
Dividends	250,507
Interest	2,306,132
Foreign tax reclaims	379,273
Variation margin	576,935
Prepaid expenses	5,533
Total assets	685,745,121
Liabilities
Due to custodian	6,265
Unrealized depreciation on forward foreign currency exchange contracts	7,155,898
Unrealized depreciation on swap contracts	119,739
Premiums received on outstanding swap contracts	2,313,794
Payable for:
Investments purchased	1,506,370
Investments purchased on a delayed delivery basis	29,242,017
Capital shares purchased	279,773
Variation margin	940,346
Foreign capital gains taxes deferred	98,570
Management services fees	11,516
Distribution and/or service fees	4,992
Transfer agent fees	52,563
Plan administration fees	1
Compensation of board members	70,635
Other expenses	144,832
Total liabilities	41,947,311
Net assets applicable to outstanding capital stock	$643,797,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Represented by
Paid-in capital	$750,827,502
Undistributed net investment income	11,297,873
Accumulated net realized loss	(151,117,010)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	35,863,159
Investments — affiliated issuers	(1,280,532)
Foreign currency translations	(23,176)
Forward foreign currency exchange contracts	(1,730,083)
Futures contracts	(108,402)
Options purchased	(46,744)
Swap contracts	213,793
Foreign capital gains tax	(98,570)
Total — representing net assets applicable to outstanding capital stock	$643,797,810
Class A
Net assets	$603,848,775
Shares outstanding	49,941,961
Net asset value per share	$12.09
Maximum offering price per share(a)	$12.83
Class B
Net assets	$5,311,612
Shares outstanding	450,837
Net asset value per share	$11.78
Class C
Net assets	$27,133,430
Shares outstanding	2,317,323
Net asset value per share	$11.71
Class K
Net assets	$212,076
Shares outstanding	17,462
Net asset value per share	$12.15
Class R
Net assets	$299,264
Shares outstanding	24,964
Net asset value per share	$11.99

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class R4
Net assets	$41,283
Shares outstanding	3,393
Net asset value per share	$12.17
Class R5
Net assets	$128,419
Shares outstanding	10,524
Net asset value per share	$12.20
Class W
Net assets	$2,559
Shares outstanding	212
Net asset value per share(b)	$12.05
Class Z
Net assets	$6,820,392
Shares outstanding	561,874
Net asset value per share	$12.14

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$8,827,916
Dividends — affiliated issuers	1,352,892
Interest	6,134,272
Foreign taxes withheld	(514,141)
Total income	15,800,939
Expenses:
Management services fees	4,307,324
Distribution and/or service fees
Class A	1,509,853
Class B	79,352
Class C	271,099
Class R	235
Class W	6
Transfer agent fees
Class A	842,562
Class B	11,076
Class C	37,826
Class K	101
Class R	63
Class R4	64
Class R5	957
Class W	4
Class Z	8,035
Plan administration fees
Class K	505
Compensation of board members	18,654
Custodian fees	181,989
Printing and postage fees	116,965
Registration fees	107,048
Audit fees	85,681
Legal fees	12,618
Other	33,362
Total expenses	7,625,379
Expense reductions	(20)
Total net expenses	7,625,359
Net investment income	8,175,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS (continued)

Year Ended July 31, 2016

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$3,919,006
Investments — affiliated issuers	(180,370)
Capital gain distributions from underlying affiliated funds	397,506
Foreign currency translations	(87,981)
Forward foreign currency exchange contracts	5,685,335
Futures contracts	2,968,483
Options written	3,856
Options contracts purchased	11,278
Swap contracts	89,217
Net realized gain	12,806,330
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(442,481)
Investments — affiliated issuers	(1,315,003)
Foreign currency translations	82,739
Forward sale commitments	1,172
Forward foreign currency exchange contracts	(1,563,412)
Futures contracts	(809,715)
Options purchased	28,319
Swap contracts	3,758
Foreign capital gains tax	126,280
Net change in unrealized depreciation	(3,888,343)
Net realized and unrealized gain	8,917,987
Net increase in net assets resulting from operations	$17,093,567

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations
Net investment income	$8,175,580	$7,065,282
Net realized gain	12,806,330	19,476,519
Net change in unrealized depreciation	(3,888,343)	(24,522,336)
Net increase in net assets resulting from operations	17,093,567	2,019,465
Decrease in net assets from capital stock activity	(79,997,674)	(114,839,040)
Total decrease in net assets	(62,904,107)	(112,819,575)
Net assets at beginning of year	706,701,917	819,521,492
Net assets at end of year	$643,797,810	$706,701,917
Undistributed (excess of distributions over) net investment income	$11,297,873	$(5,305,526)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,945,950	22,174,387	2,469,833	28,758,638
Redemptions	(8,257,168)	(94,405,048)	(10,806,782)	(125,702,249)
Net decrease	(6,311,218)	(72,230,661)	(8,336,949)	(96,943,611)
Class B shares
Subscriptions	1,329	14,796	5,839	66,674
Redemptions(a)	(609,419)	(6,788,062)	(1,153,460)	(13,264,324)
Net decrease	(608,090)	(6,773,266)	(1,147,621)	(13,197,650)
Class C shares
Subscriptions	257,785	2,865,025	221,573	2,527,270
Redemptions	(483,083)	(5,373,294)	(680,242)	(7,743,416)
Net decrease	(225,298)	(2,508,269)	(458,669)	(5,216,146)
Class K shares
Subscriptions	—	—	211	2,500
Redemptions	(257)	(3,049)	(2,930)	(33,439)
Net decrease	(257)	(3,049)	(2,719)	(30,939)
Class R shares
Subscriptions	24,619	287,402	1,444	16,951
Redemptions	(1,317)	(14,694)	—	—
Net increase	23,302	272,708	1,444	16,951
Class R4 shares
Subscriptions	—	—	4,930	58,433
Redemptions	(1,694)	(19,191)	(57)	(675)
Net increase (decrease)	(1,694)	(19,191)	4,873	57,758
Class R5 shares
Subscriptions	293,670	3,347,871	2,008	23,156
Redemptions	(285,368)	(3,374,184)	—	—
Net increase	8,302	(26,313)	2,008	23,156
Class Z shares
Subscriptions	304,556	3,421,935	138,778	1,609,892
Redemptions	(186,739)	(2,131,568)	(99,707)	(1,158,451)
Net increase	117,817	1,290,367	39,071	451,441
Total net decrease	(6,997,136)	(79,997,674)	(9,898,562)	(114,839,040)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,									Year Ended September 30,
Class A	2016		2015	2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$11.73		$11.68	$10.89		$9.89		$8.75		$9.02
Income from investment operations:
Net investment income	0.15		0.11	0.13		0.16		0.14		0.18
Net realized and unrealized gain (loss)	0.21		(0.06)	0.83		1.05		1.16		(0.19)
Total from investment operations	0.36		0.05	0.96		1.21		1.30		(0.01)
Less distributions to shareholders:
Net investment income	—		—	(0.17)		(0.21)		(0.16)		(0.24)
Tax return of capital	—		—	—		—		—		(0.02)
Total distributions to shareholders	—		—	(0.17)		(0.21)		(0.16)		(0.26)
Net asset value, end of period	$12.09		$11.73	$11.68		$10.89		$9.89		$8.75
Total return	3.07%		0.43%	8.84%		12.35%		14.95%		(0.24%)
Ratios to average net assets(b)
Total gross expenses	1.14%		1.15%	1.18%		1.19%		1.20	%(c)	1.13%
Total net expenses(d)	1.14	%(e)	1.15%	1.18	%(e)	1.15	%(e)	1.15	%(c)	1.13	%(e)
Net investment income	1.30%		0.98%	1.16%		1.52%		1.80	%(c)	1.93%
Supplemental data
Net assets, end of period (in thousands)	$603,849		$659,873	$754,577		$777,874		$794,822		$774,665
Portfolio turnover	127%		104%	104%		150%		129%		142%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,									Year Ended September 30,
Class B	2016		2015	2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$11.52		$11.56	$10.78		$9.79		$8.67		$8.93
Income from investment operations:
Net investment income	0.05		0.02	0.05		0.08		0.08		0.11
Net realized and unrealized gain (loss)	0.21		(0.06)	0.81		1.04		1.14		(0.18)
Total from investment operations	0.26		(0.04)	0.86		1.12		1.22		(0.07)
Less distributions to shareholders:
Net investment income	—		—	(0.08)		(0.13)		(0.10)		(0.18)
Tax return of capital	—		—	—		—		—		(0.01)
Total distributions to shareholders	—		—	(0.08)		(0.13)		(0.10)		(0.19)
Net asset value, end of period	$11.78		$11.52	$11.56		$10.78		$9.79		$8.67
Total return	2.26%		(0.35%)	8.04%		11.56%		14.19%		(0.94%)
Ratios to average net assets(b)
Total gross expenses	1.89%		1.90%	1.93%		1.94%		1.96	%(c)	1.87%
Total net expenses(d)	1.89	%(e)	1.90%	1.93	%(e)	1.90	%(e)	1.90	%(c)	1.87	%(e)
Net investment income	0.45%		0.21%	0.40%		0.78%		1.05	%(c)	1.18%
Supplemental data
Net assets, end of period (in thousands)	$5,312		$12,196	$25,502		$34,389		$40,387		$47,580
Portfolio turnover	127%		104%	104%		150%		129%		142%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,									Year Ended September 30,
Class C	2016		2015	2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$11.44		$11.48	$10.71		$9.73		$8.61		$8.88
Income from investment operations:
Net investment income	0.06		0.03	0.05		0.08		0.08		0.11
Net realized and unrealized gain (loss)	0.21		(0.07)	0.80		1.03		1.15		(0.19)
Total from investment operations	0.27		(0.04)	0.85		1.11		1.23		(0.08)
Less distributions to shareholders:
Net investment income	—		—	(0.08)		(0.13)		(0.11)		(0.18)
Tax return of capital	—		—	—		—		—		(0.01)
Total distributions to shareholders	—		—	(0.08)		(0.13)		(0.11)		(0.19)
Net asset value, end of period	$11.71		$11.44	$11.48		$10.71		$9.73		$8.61
Total return	2.36%		(0.35%)	8.00%		11.55%		14.31%		(1.02%)
Ratios to average net assets(b)
Total gross expenses	1.89%		1.90%	1.93%		1.94%		1.95	%(c)	1.88%
Total net expenses(d)	1.89	%(e)	1.90%	1.93	%(e)	1.90	%(e)	1.90	%(c)	1.88	%(e)
Net investment income	0.55%		0.23%	0.41%		0.77%		1.05	%(c)	1.17%
Supplemental data
Net assets, end of period (in thousands)	$27,133		$29,100	$34,467		$33,299		$31,649		$29,619
Portfolio turnover	127%		104%	104%		150%		129%		142%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class K	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$11.77	$11.71	$10.92	$9.91	$8.77		$9.04
Income from investment operations:
Net investment income	0.16	0.13	0.15	0.17	0.15		0.20
Net realized and unrealized gain (loss)	0.22	(0.07)	0.82	1.06	1.16		(0.19)
Total from investment operations	0.38	0.06	0.97	1.23	1.31		0.01
Less distributions to shareholders:
Net investment income	—	—	(0.18)	(0.22)	(0.17)		(0.26)
Tax return of capital	—	—	—	—	—		(0.02)
Total distributions to shareholders	—	—	(0.18)	(0.22)	(0.17)		(0.28)
Net asset value, end of period	$12.15	$11.77	$11.71	$10.92	$9.91		$8.77
Total return	3.23%	0.51%	8.97%	12.55%	14.99%		(0.12%)
Ratios to average net assets(b)
Total gross expenses	1.05%	1.04%	1.04%	1.03%	1.06	%(c)	0.98%
Total net expenses(d)	1.05%	1.04%	1.04%	1.02%	1.05	%(c)	0.98%
Net investment income	1.40%	1.08%	1.30%	1.66%	1.91	%(c)	2.07%
Supplemental data
Net assets, end of period (in thousands)	$212	$209	$239	$232	$232		$384
Portfolio turnover	127%	104%	104%	150%	129%		142%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class R	2016		2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$11.67		$11.66	$10.87		$9.88	$8.74		$9.01
Income from investment operations:
Net investment income	0.15		0.07	0.10		0.13	0.12		0.16
Net realized and unrealized gain (loss)	0.17		(0.06)	0.83		1.04	1.16		(0.19)
Total from investment operations	0.32		0.01	0.93		1.17	1.28		(0.03)
Less distributions to shareholders:
Net investment income	—		—	(0.14)		(0.18)	(0.14)		(0.22)
Tax return of capital	—		—	—		—	—		(0.02)
Total distributions to shareholders	—		—	(0.14)		(0.18)	(0.14)		(0.24)
Net asset value, end of period	$11.99		$11.67	$11.66		$10.87	$9.88		$8.74
Total return	2.74%		0.09%	8.63%		11.99%	14.77%		(0.49%)
Ratios to average net assets(b)
Total gross expenses	1.39%		1.48%	1.43%		1.44%	1.48	%(c)	1.36%
Total net expenses(d)	1.39	%(e)	1.48%	1.43	%(e)	1.40%	1.40	%(c)	1.36%
Net investment income	1.33%		0.65%	0.90%		1.28%	1.55	%(c)	1.68%
Supplemental data
Net assets, end of period (in thousands)	$299		$19	$3		$5	$4		$4
Portfolio turnover	127%		104%	104%		150%	129%		142%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$11.77		$11.71	$10.92		$10.06
Income from investment operations:
Net investment income	0.17		0.17	0.15		0.15
Net realized and unrealized gain (loss)	0.23		(0.11)	0.83		0.86
Total from investment operations	0.40		0.06	0.98		1.01
Less distributions to shareholders:
Net investment income	—		—	(0.19)		(0.15)
Total distributions to shareholders	—		—	(0.19)		(0.15)
Net asset value, end of period	$12.17		$11.77	$11.71		$10.92
Total return	3.40%		0.51%	9.07%		10.14%
Ratios to average net assets(b)
Total gross expenses	0.89%		0.92%	0.98%		0.93	%(c)
Total net expenses(d)	0.89	%(e)	0.92%	0.98	%(e)	0.92	%(c)
Net investment income	1.51%		1.47%	1.34%		1.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$41		$60	$3		$3
Portfolio turnover	127%		104%	104%		150%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.80	$11.71	$10.92	$10.06
Income from investment operations:
Net investment income	0.19	0.17	0.18	0.14
Net realized and unrealized gain (loss)	0.21	(0.08)	0.83	0.88
Total from investment operations	0.40	0.09	1.01	1.02
Less distributions to shareholders:
Net investment income	—	—	(0.22)	(0.16)
Total distributions to shareholders	—	—	(0.22)	(0.16)
Net asset value, end of period	$12.20	$11.80	$11.71	$10.92
Total return	3.39%	0.77%	9.31%	10.22%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.80%	0.74%	0.83	%(c)
Total net expenses(d)	0.81%	0.80%	0.74%	0.81	%(c)
Net investment income	1.64%	1.44%	1.57%	1.82	%(c)
Supplemental data
Net assets, end of period (in thousands)	$128	$26	$3	$3
Portfolio turnover	127%	104%	104%	150%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2016		2015	2014(a)
Per share data
Net asset value, beginning of period	$11.70		$11.66	$11.77
Income from investment operations:
Net investment income	0.14		0.11	0.00	(b)
Net realized and unrealized gain (loss)	0.21		(0.07)	(0.11	)(c)
Total from investment operations	0.35		0.04	(0.11)
Net asset value, end of period	$12.05		$11.70	$11.66
Total return	2.99%		0.34%	(0.93%)
Ratios to average net assets(d)
Total gross expenses	1.14%		1.21%	1.17	%(e)
Total net expenses(f)	1.14	%(g)	1.21%	1.17	%(e)(g)
Net investment income	1.29%		0.91%	0.36	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3		$2	$2
Portfolio turnover	127%		104%	104%

Notes to Financial Highlights

(a)  Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,									Year Ended September 30,
Class Z	2016		2015	2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$11.75		$11.67	$10.88		$9.88		$8.73		$9.01
Income from investment operations:
Net investment income	0.18		0.15	0.16		0.18		0.17		0.21
Net realized and unrealized gain (loss)	0.21		(0.07)	0.82		1.05		1.16		(0.19)
Total from investment operations	0.39		0.08	0.98		1.23		1.33		0.02
Less distributions to shareholders:
Net investment income	—		—	(0.19)		(0.23)		(0.18)		(0.30)
Tax return of capital	—		—	—		—		—		0.00	(b)
Total distributions to shareholders	—		—	(0.19)		(0.23)		(0.18)		(0.30)
Net asset value, end of period	$12.14		$11.75	$11.67		$10.88		$9.88		$8.73
Total return	3.32%		0.69%	9.11%		12.65%		15.31%		0.01%
Ratios to average net assets(c)
Total gross expenses	0.89%		0.90%	0.93%		0.94%		0.94	%(d)	0.89%
Total net expenses(e)	0.89	%(f)	0.90%	0.93	%(f)	0.90	%(f)	0.88	%(d)	0.89	%(f)
Net investment income	1.62%		1.25%	1.41%		1.75%		2.06	%(d)	2.28%
Supplemental data
Net assets, end of period (in thousands)	$6,820		$5,216	$4,726		$1,023		$787		$335
Portfolio turnover	127%		104%	104%		150%		129%		142%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

(losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and/or wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments, to protect gains, to facilitate buying and selling of securities for investments and to produce incremental earnings. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended July 31, 2016 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at July 31, 2015	—	—
Opened	(41)	(3,856)
Expired	41	3,856
Balance at July 31, 2016	—	—

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the FCM, which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has less credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may

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COLUMBIA GLOBAL OPPORTUNITIES FUND

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July 31, 2016

result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on a notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate market risk exposure and to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future.

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The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	789,937	*
Credit risk	Premiums paid on outstanding swap contracts	1,208,984
Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	335,668	*
Equity risk	Investments, at value — options purchased	9,149
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,425,815
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,219,926	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	50,381	*
Total		11,039,860
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	626,525	*
Credit risk	Premiums received on outstanding swap contracts	2,313,794
Equity risk	Net assets — unrealized depreciation on futures contracts	1,617,382	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	7,155,898
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,046,614	*
Total		13,760,213

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	—	89,218	89,218
Equity risk	—	1,369,906	3,856	87,198	—	1,460,960
Foreign exchange risk	5,685,335	—	—	—	—	5,685,335
Interest rate risk	—	1,598,577	—	(75,920)	(1)	1,522,656
Total	5,685,335	2,968,483	3,856	11,278	89,217	8,758,169

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July 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(46,623)	(46,623)
Equity risk	—	(1,137,452)	28,319	—	(1,109,133)
Foreign exchange risk	(1,563,412)	—	—	—	(1,563,412)
Interest rate risk	—	327,737	—	50,381	378,118
Total	(1,563,412)	(809,715)	28,319	3,758	(2,341,050)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	134,336,570
Futures contracts — Short	134,397,147
Credit default swap contracts — buy protection	68,189,500
Credit default swap contracts — sell protection	28,862,500
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	2,288
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	4,544,447	(5,167,720)
Interest rate swap contracts	12,595	—

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the

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COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2016:

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	—	26,607	—	—	—	26,607
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	—	—	22,280	—	—	—	22,280
Forward foreign currency exchange contracts	159,603	589,073	401,892	669,668	1,358,954	—	1,105,908	—	138,776	378,662	623,279	5,425,815
Options purchased puts	—	—	—	—	9,149	—	—	—	—	—	—	9,149
OTC credit default swap contracts(b)	1,111,796	—	—	—	—	20,721	—	—	—	—	—	1,132,517
Total Assets	1,271,399	589,073	401,892	669,668	1,368,103	20,721	1,105,908	48,887	138,776	378,662	623,279	6,616,368

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COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Liabilities
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	—	220,035	—	—	—	220,035
Forward foreign currency exchange contracts	398,883	1,427,409	1,109,164	370,921	1,155,996	—	673,781	—	158,282	434,045	1,427,417	7,155,898
OTC credit default swap contracts(b)	—	—	—	1,755,208	—	—	—	—	—	—	—	1,755,208
Total Liabilities	398,883	1,427,409	1,109,164	2,126,129	1,155,996	—	673,781	220,035	158,282	434,045	1,427,417	9,131,141
Total Financial and Derivative Net Assets	872,516	(838,336)	(707,272)	(1,456,461)	212,107	20,721	432,127	(171,148)	(19,506)	(55,383)	(804,138)	(2,514,773)
Total collateral received (pledged)(c)	872,516	—	—	(1,456,461)	—	—	—	(171,148)	—	—	—	(755,093)
Net Amount(d)	—	(838,336)	(707,272)	—	212,107	20,721	432,127	—	(19,506)	(55,383)	(804,138)	(1,759,680)

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

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COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees and Underlying Fund Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay a management services fee (or advisory fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee, derivatives and individual securities. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.67% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,378,722,

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COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

and the administrative services fee paid to the Investment Manager was $124,931.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $1,455.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

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COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.14
Class C	0.14
Class K	0.05
Class R	0.13
Class R4	0.14
Class R5	0.05
Class W	0.14
Class Z	0.14

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,419,000 and $403,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $300,802 for Class A, $698 for Class B and $2,114 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	1.37%	1.30%
Class B	2.12	2.05
Class C	2.12	2.05
Class K	1.32	1.24
Class R	1.62	1.55
Class R4	1.12	1.05
Class R5	1.07	0.99
Class W	1.37	1.30
Class Z	1.12	1.05

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign capital gains tax, foreign currency transactions, passive foreign investment company (PFIC) holdings, deemed distributions, re-characterization of distributions for investments, derivative investments, amortization/accretion on certain convertible securities, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$8,427,819
Accumulated net realized loss	(8,427,819)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended July 31, 2016 and 2015, there were no distributions.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,767,412
Capital loss carryforwards	(148,828,928)
Net unrealized appreciation	31,440,531

At July 31, 2016, the cost of investments for federal income tax purposes was $639,006,784 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$56,094,157
Unrealized depreciation	(24,653,626)
Net unrealized appreciation	$31,440,531

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	127,620,906
2019	21,208,022
Total	148,828,928

For the year ended July 31, 2016, $6,035,406 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $780,846,225 and $744,940,428, respectively, for the year ended July 31, 2016, of which $330,634,153 and $316,540,151, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 93.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Opportunities Fund (the "Fund", a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust, 2005-2016

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.
Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of management agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts' model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle's ability to attract and retain key portfolio management personnel.

In connection with the Board's evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity's ability to carry out its responsibilities under the

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Management Agreement and the Fund's other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Threadneedle's profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds' performance and expenses, the reasonableness of the Funds' fee rates, the reasonableness of Columbia Threadneedle's profitability, and JDL's conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer universe's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL's conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Annual Report 2016

COLUMBIA GLOBAL OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Global Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN156_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA LIMITED DURATION CREDIT FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001–2003 and 2011–2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Limited Duration Credit Fund (the Fund) Class A shares returned 3.43% excluding sales charges for the 12-month period that ended July 31, 2016.

■	The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 3.59% for the same time period.

■

Security selection and sector allocation within the Fund were positive, while the Fund’s net duration positioning and maturity structure during the period detracted from performance. (Duration is a measure of the portfolio’s sensitivity to changes in interest rates.)

Average Annual Total Returns (%) (for period ended July 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	06/19/03
Excluding sales charges		3.43	2.03	3.58
Including sales charges		0.32	1.42	3.26
Class B	06/19/03
Excluding sales charges		2.65	1.27	2.80
Including sales charges		-2.35	0.90	2.80
Class C	06/19/03
Excluding sales charges		2.76	1.27	2.81
Including sales charges		1.76	1.27	2.81
Class I	03/04/04	3.81	2.40	3.95
Class K	06/19/03	3.50	2.09	3.72
Class R4*	02/28/13	3.68	2.21	3.67
Class R5*	11/08/12	3.76	2.30	3.71
Class W*	12/01/06	3.54	2.04	3.57
Class Y*	03/19/13	3.81	2.29	3.71
Class Z*	09/27/10	3.69	2.27	3.72
Barclays U.S. 1-5 Year Corporate Index		3.59	2.80	4.45

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. Effective August 24, 2016, the Barclays U.S. 1-5 Year Corporate Index was rebranded as the Bloomberg Barclays U.S. 1-5 Year Corporate Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2006 — July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016	3

COLUMBIA LIMITED DURATION CREDIT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Royce Wilson, CFA

Portfolio Breakdown (%) (at July 31, 2016)
Corporate Bonds & Notes	87.4
Money Market Funds	9.9
U.S. Treasury Obligations	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at July 31, 2016)
AAA rating	3.0
A rating	10.2
BBB rating	81.6
BB rating	3.7
B rating	1.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period ended July 31, 2016, Class A shares of the Fund returned 3.43% excluding sales charges. The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 3.59% for the same time period. Security selection and sector allocation within the Fund were positive, while the Fund’s net duration positioning and maturity structure during the period detracted from performance. (Duration is a measure of the portfolio’s sensitivity to changes in interest rates.)

A Longer Timetable for Fed Rate Moves

China dominated headlines late in the third quarter of 2015 as that country’s devaluation of its currency, the renminbi, raised fears of a potential global currency war. However, the most significant event near the end of 2016 was the Federal Reserve’s (the Fed’s) decision to raise its key short-term borrowing rate for the first time since 2006, aiming to calm the markets with a commitment to slow and measured rate increases. The Fed cited significantly stronger job growth in its decision, though the quarter-point federal funds rate boost was widely expected and had little immediate impact on the bond market. Within the market, selling pressure accelerated in late December as credit rating agency Moody’s alerted investors to potential credit downgrades across virtually all categories of oil and gas production companies.

Markets began 2016 poised for the Fed to pursue a path of several additional rate hikes throughout this year. Despite continued labor market strength, these expectations were quickly upturned due to renewed concern over slowing growth in China and fears of a global economic recession. Risk aversion also was heightened by additional weakness in energy prices. Credit-sensitive assets came under significant pressure early in the first quarter of 2016, but staged a tremendous rally beginning in mid-February after a series of actions by global central banks designed to stimulate growth.

Against a backdrop of weaker growth entering the second quarter, market watchers came to believe that the Fed would pursue a significantly longer timetable for raising rates than had been previously expected. U.S. rates traded within a narrow range at the start of the quarter, until markets were caught off guard by the United Kingdom’s vote to leave the European Union. Uncertainty surrounding the fallout from “Brexit” led to an investor flight to safety and pushed U.S. Treasury yields to historically low levels. Though they wavered in the days immediately following the Brexit result, credit-sensitive areas of the market generally outperformed on the strength of supportive central banks globally and a rebound in the prices of oil and other commodities.

One important characteristic of the fixed-income markets over the past 12 months has been a strong technical environment, especially in the second half of the period. The European Central Bank and the Bank of England were actively engaged in purchasing investment-grade corporate bonds in significant volumes. This activity pushed down the yields of European bonds significantly. In turn, yield-starved buyers from foreign markets looked to the U.S. investment-grade fixed-income asset class for yield, strongly benefiting our market.

4	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

During the 12-month period, overall security selection made a significant contribution to returns, as did sector allocation to a lesser degree. Security selection was most additive within the Fund’s high-yield holdings. This was caused primarily by credit downgrades from investment grade to high yield for some of the Fund’s energy holdings. However, the energy bonds in the portfolio that were downgraded to high yield in the end performed very well for the full 12-month period.

Additionally, the Fund maintained a shorter duration than the benchmark, which detracted from performance as the Fund did not benefit from interest rate declines to the same degree as the benchmark. We managed duration by investing in Treasury futures contracts. The Fund’s maturity structure versus the benchmark also was subtractive on a relative basis.

Portfolio Changes

Following the strong rally in the investment markets that began in mid-February 2016, bond valuations increased significantly, especially within the Fund’s energy-related holdings. Later in the period, we reduced the Fund’s energy overweight and used the proceeds from bond sales within the sector to purchase bonds in a number of different market sectors. This was done in order to maintain strong portfolio diversification. Of course, diversification does not assure a profit or protect against loss.

Current Positioning

As of the close of the reporting period, the Fund’s duration was shorter than that of the benchmark in order to moderate risk in the portfolio. And in general, the Fund’s sector overweights versus the benchmark were gradually reduced, in particular the overweight to energy issues. Additionally, the Fund was underweight banks but overweight insurance companies. The portfolio continues to be constructed based on bottom-up fundamental credit selection, where we seek to identify the most attractively valued opportunities in the market.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. As a non-diversified fund, fewer investments could have a greater effect on performance. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2016	5

COLUMBIA LIMITED DURATION CREDIT FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,071.40	1,020.74	4.27	4.17	0.83
Class B	1,000.00	1,000.00	1,067.50	1,017.01	8.12	7.92	1.58
Class C	1,000.00	1,000.00	1,068.60	1,017.01	8.13	7.92	1.58
Class I	1,000.00	1,000.00	1,073.40	1,022.58	2.37	2.31	0.46
Class K	1,000.00	1,000.00	1,071.70	1,021.08	3.91	3.82	0.76
Class R4	1,000.00	1,000.00	1,072.70	1,021.98	2.99	2.92	0.58
Class R5	1,000.00	1,000.00	1,073.00	1,022.33	2.63	2.56	0.51
Class W	1,000.00	1,000.00	1,072.50	1,020.74	4.28	4.17	0.83
Class Y	1,000.00	1,000.00	1,073.40	1,022.58	2.37	2.31	0.46
Class Z	1,000.00	1,000.00	1,072.80	1,021.98	2.99	2.92	0.58

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 86.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 1.9%
L-3 Communications Corp.
05/28/17	1.500%	2,675,000	2,679,636
02/15/21	4.950%	10,354,000	11,473,184

Total			14,152,820

BANKING 0.6%
Goldman Sachs Group, Inc. (The)
04/25/21	2.625%	4,380,000	4,459,909

ELECTRIC 15.7%
CMS Energy Corp.
03/15/22	5.050%	16,682,000	18,971,471

DTE Energy Co.
06/15/22	3.300%	12,860,000	13,615,667

Duke Energy Corp.
08/15/22	3.050%	13,680,000	14,244,026

Emera US Finance LP(a)
06/15/21	2.700%	2,775,000	2,840,423

NextEra Energy Capital Holdings, Inc.
06/01/17	1.586%	1,060,000	1,063,388

Oncor Electric Delivery Co. LLC
06/01/19	2.150%	6,650,000	6,737,155

PPL Capital Funding, Inc.
12/01/22	3.500%	17,351,000	18,260,349
06/01/23	3.400%	1,505,000	1,575,899

Progress Energy, Inc.
04/01/22	3.150%	15,737,000	16,409,552

TransAlta Corp.
06/03/17	1.900%	24,850,000	24,389,753

Total			118,107,683

FOOD AND BEVERAGE 14.5%
Anheuser-Busch InBev Worldwide, Inc.
07/15/17	1.375%	12,390,000	12,426,563
07/15/22	2.500%	2,245,000	2,299,722

ConAgra Foods, Inc.
01/25/23	3.200%	10,678,000	11,142,963

Diageo Capital PLC
05/11/17	1.500%	12,595,000	12,646,891

Grupo Bimbo SAB de CV(a)
01/25/22	4.500%	11,236,000	12,261,858

Kraft Heinz Foods Co
06/05/17	2.250%	6,075,000	6,129,590

Molson Coors Brewing Co.
05/01/17	2.000%	9,895,000	9,948,067
07/15/21	2.100%	3,035,000	3,075,308

SABMiller Holdings, Inc.(a)
01/15/17	2.450%	3,126,000	3,147,926
01/15/22	3.750%	5,230,000	5,679,890

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tyson Foods, Inc.
08/15/19	2.650%	3,609,000	3,708,103

Wm. Wrigley Jr., Co.(a)
10/21/18	2.400%	15,695,000	16,009,684
10/21/19	2.900%	9,877,000	10,251,417

Total			108,727,982

HEALTHCARE INSURANCE 0.5%
Aetna, Inc.
06/15/21	2.400%	3,915,000	3,990,716

INDEPENDENT ENERGY 4.0%
Canadian Natural Resources Ltd.
05/15/17	5.700%	2,720,000	2,798,145

Cimarex Energy Co.
05/01/22	5.875%	9,809,000	10,275,261

Continental Resources, Inc.
09/15/22	5.000%	6,879,000	6,431,865

Woodside Finance Ltd.(a)
03/05/25	3.650%	10,285,000	10,211,154

Total			29,716,425

INTEGRATED ENERGY 2.5%
Cenovus Energy, Inc.
10/15/19	5.700%	17,324,000	18,397,534

LIFE INSURANCE 8.4%
Five Corners Funding Trust(a)
11/15/23	4.419%	25,410,000	27,599,478

MetLife, Inc.
09/15/23	4.368%	15,250,000	16,989,491

TIAA Asset Management Finance Co. LLC(a)
11/01/19	2.950%	18,200,000	18,675,439

Total			63,264,408

MEDIA AND ENTERTAINMENT 7.8%
Scripps Networks Interactive, Inc.
11/15/19	2.750%	9,640,000	9,838,536
06/15/20	2.800%	15,490,000	15,747,630

Sky PLC(a)
11/26/22	3.125%	23,873,000	24,613,039

Thomson Reuters Corp.
10/15/19	4.700%	7,960,000	8,648,755

Total			58,847,960

MIDSTREAM 10.2%
Columbia Pipeline Group, Inc.
06/01/20	3.300%	8,170,000	8,503,704

Enterprise Products Operating LLC
04/15/21	2.850%	2,240,000	2,315,434

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP
02/15/23	3.450%	4,167,000	4,129,355

Northwest Pipeline LLC
04/15/17	5.950%	13,565,000	13,930,536

Panhandle Eastern Pipeline Co. LP
11/01/17	6.200%	10,533,000	10,924,965

Plains All American Pipeline LP/Finance Corp.
10/15/23	3.850%	10,030,000	9,816,491

Southern Natural Gas Co. LLC/Issuing Corp.
06/15/21	4.400%	13,298,000	14,192,198

Southern Natural Gas Co. LLC(a)
04/01/17	5.900%	9,160,000	9,424,046

Williams Partners LP
03/15/22	3.600%	3,560,000	3,465,443

Total			76,702,172

NATURAL GAS 3.8%
CenterPoint Energy Resources Corp.
11/01/17	6.125%	9,069,000	9,556,404

Sempra Energy
10/01/22	2.875%	18,577,000	19,045,679

Total			28,602,083

OIL FIELD SERVICES 0.8%
Noble Holding International Ltd.
03/15/22	3.950%	8,158,000	6,034,179

PHARMACEUTICALS 1.5%
Amgen, Inc.
06/01/17	5.850%	6,750,000	7,008,984

Teva Pharmaceutical Finance III BV
07/21/21	2.200%	4,170,000	4,190,996

Total			11,199,980

PROPERTY & CASUALTY 5.1%
Alleghany Corp.
06/27/22	4.950%	9,189,000	10,252,039

CNA Financial Corp.
08/15/20	5.875%	6,820,000	7,724,727
08/15/21	5.750%	1,085,000	1,256,134

Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	3,460,000	3,868,211
06/15/23	4.250%	14,254,000	15,251,010

Total			38,352,121

RESTAURANTS 0.5%
Yum! Brands, Inc.
11/01/43	5.350%	4,448,000	3,780,800

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETAILERS 0.6%
CVS Health Corp.
06/01/21	2.125%	4,595,000	4,683,587

TRANSPORTATION SERVICES 2.0%
ERAC U.S.A. Finance LLC(a)
10/15/17	6.375%	4,480,000	4,735,445
08/16/21	4.500%	15,000	16,727
12/01/21	2.600%	2,450,000	2,518,144
10/15/22	3.300%	5,805,000	6,102,170
11/15/24	3.850%	1,400,000	1,512,701

Total			14,885,187

WIRELESS 2.9%
CC Holdings GS V LLC/Crown Castle GS III Corp.
12/15/17	2.381%	21,587,000	21,817,096

WIRELINES 3.1%
AT&T, Inc.
08/15/16	2.400%	8,188,000	8,193,568
06/30/22	3.000%	14,662,000	15,204,846

Total			23,398,414

Total Corporate Bonds & Notes
(Cost: $632,452,766)			649,121,056

U.S. Treasury Obligations 2.7%
U.S. Treasury
04/30/18	0.750%	20,000,000	20,026,560

Total U.S. Treasury Obligations
(Cost: $19,998,437)			20,026,560

Money Market Funds 9.8%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.439%(b)(c)		73,553,306	73,553,306

Total Money Market Funds
(Cost: $73,553,306)			73,553,306

Total Investments
(Cost: $726,004,509)			742,700,922

Other Assets & Liabilities, Net			8,497,434

Net Assets			751,198,356

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

At July 31, 2016, cash totaling $1,912,616 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	14	USD	2,046,844	09/2016	6,193	—
U.S. Treasury 2-Year Note	83	USD	18,177,000	09/2016	23,215	—

Total			20,223,844		29,408	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	(1,346)	USD	(179,081,094)	09/2016	—	(4,393,940)
U.S. Treasury 5-Year Note	(103)	USD	(12,567,609)	09/2016	—	(206,159)
U.S. Ultra Bond	(12)	USD	(2,286,375)	09/2016	—	(189,865)

Total			(193,935,078)		—	(4,789,964)

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2016, the value of these securities amounted to $174,718,762 or 23.26% of net assets.

(b)	The rate shown is the seven-day current annualized yield at July 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	29,894,340	635,267,646	(591,608,680)	73,553,306	223,612	73,553,306

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	649,121,056	—	649,121,056

U.S. Treasury Obligations	20,026,560	—	—	20,026,560

Investments measured at net asset value

Money Market Funds	—	—	—	73,553,306

Total Investments	20,026,560	649,121,056	—	742,700,922

Derivatives

Assets

Futures Contracts	29,408	—	—	29,408

Liabilities

Futures Contracts	(4,789,964)	—	—	(4,789,964)

Total	15,266,004	649,121,056	—	737,940,366

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $652,451,203)	$669,147,616

Affiliated issuers (identified cost $73,553,306)	73,553,306

Total investments (identified cost $726,004,509)	742,700,922

Margin deposits	1,912,616

Receivable for:

Investments sold	4,849,102

Capital shares sold	2,150,084

Dividends	36,503

Interest	5,375,956

Variation margin	29,734

Expense reimbursement due from Investment Manager	823

Prepaid expenses	6,028

Total assets	757,061,768

Liabilities

Payable for:

Investments purchased	2,300,385

Capital shares purchased	1,437,653

Dividend distributions to shareholders	1,166,238

Variation margin	701,406

Management services fees	8,781

Distribution and/or service fees	4,110

Transfer agent fees	115,258

Plan administration fees	1

Compensation of board members	57,442

Other expenses	72,138

Total liabilities	5,863,412

Net assets applicable to outstanding capital stock	$751,198,356

Represented by

Paid-in capital	$772,647,985

Excess of distributions over net investment income	(102,233)

Accumulated net realized loss	(33,283,253)

Unrealized appreciation (depreciation) on:

Investments	16,696,413

Futures contracts	(4,760,556)

Total — representing net assets applicable to outstanding capital stock	$751,198,356

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A

Net assets	$388,215,781

Shares outstanding	39,612,322

Net asset value per share	$9.80

Maximum offering price per share(a)	$10.10

Class B

Net assets	$520,485

Shares outstanding	53,125

Net asset value per share	$9.80

Class C

Net assets	$52,776,535

Shares outstanding	5,387,860

Net asset value per share	$9.80

Class I

Net assets	$124,020,580

Shares outstanding	12,652,834

Net asset value per share	$9.80

Class K

Net assets	$108,997

Shares outstanding	11,097

Net asset value per share	$9.82

Class R4

Net assets	$47,064,728

Shares outstanding	4,801,737

Net asset value per share	$9.80

Class R5

Net assets	$53,070,128

Shares outstanding	5,411,814

Net asset value per share	$9.81

Class W

Net assets	$835,656

Shares outstanding	85,130

Net asset value per share	$9.82

Class Y

Net assets	$3,112,828

Shares outstanding	317,484

Net asset value per share	$9.80

Class Z

Net assets	$81,472,638

Shares outstanding	8,309,914

Net asset value per share	$9.80

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income

Income:

Dividends — affiliated issuers	$223,612

Interest	28,267,335

Total income	28,490,947

Expenses:

Management services fees	3,908,312

Distribution and/or service fees

Class A	1,128,638

Class B	7,498

Class C	572,868

Class W	126,526

Transfer agent fees

Class A	803,967

Class B	1,320

Class C	102,159

Class K	52

Class R4	83,029

Class R5	27,879

Class W	88,916

Class Z	172,556

Plan administration fees

Class K	261

Compensation of board members	22,521

Custodian fees	20,049

Printing and postage fees	94,324

Registration fees	129,569

Audit fees	29,938

Legal fees	14,812

Other	29,674

Total expenses	7,364,868

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(460,042)

Expense reductions	(40)

Total net expenses	6,904,786

Net investment income	21,586,161

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(9,106,331)

Futures contracts	(14,598,090)

Net realized loss	(23,704,421)

Net change in unrealized appreciation (depreciation) on:

Investments	26,598,993

Futures contracts	(2,667,398)

Net change in unrealized appreciation	23,931,595

Net realized and unrealized gain	227,174

Net increase in net assets resulting from operations	$21,813,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations

Net investment income	$21,586,161	$22,891,184

Net realized loss	(23,704,421)	(6,428,844)

Net change in unrealized appreciation (depreciation)	23,931,595	(27,744,543)

Net increase (decrease) in net assets resulting from operations	21,813,335	(11,282,203)

Distributions to shareholders

Net investment income

Class A	(10,652,398)	(11,400,136)

Class B	(11,944)	(24,632)

Class C	(920,527)	(851,933)

Class I	(4,139,245)	(3,598,437)

Class K	(2,536)	(2,214)

Class R4	(1,210,057)	(584,024)

Class R5	(1,498,277)	(848,633)

Class W	(1,234,986)	(2,853,540)

Class Y	(81,444)	(42,072)

Class Z	(2,545,868)	(2,309,893)

Net realized gains

Class A	—	(639,325)

Class B	—	(2,331)

Class C	—	(74,133)

Class I	—	(124,262)

Class K	—	(112)

Class R4	—	(11,741)

Class R5	—	(38,434)

Class W	—	(208,653)

Class Y	—	(10)

Class Z	—	(110,233)

Total distributions to shareholders	(22,297,282)	(23,724,748)

Increase (decrease) in net assets from capital stock activity	(384,689,513)	1,754,625

Total decrease in net assets	(385,173,460)	(33,252,326)

Net assets at beginning of year	1,136,371,816	1,169,624,142

Net assets at end of year	$751,198,356	$1,136,371,816

Undistributed (excess of distributions over) net investment income	$(102,233)	$608,888

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	5,745,430	54,889,464	18,652,771	184,603,729

Distributions reinvested	1,082,715	10,330,882	1,186,045	11,675,608

Redemptions	(22,751,676)	(216,682,103)	(27,493,721)	(270,877,827)

Net decrease	(15,923,531)	(151,461,757)	(7,654,905)	(74,598,490)

Class B shares

Subscriptions	1,441	13,798	16,438	162,257

Distributions reinvested	1,226	11,686	2,700	26,590

Redemptions(a)	(86,684)	(827,825)	(197,110)	(1,942,731)

Net decrease	(84,017)	(802,341)	(177,972)	(1,753,884)

Class C shares

Subscriptions	470,040	4,517,304	1,496,443	14,755,413

Distributions reinvested	88,040	839,007	85,152	837,308

Redemptions	(2,074,668)	(19,760,068)	(2,600,063)	(25,588,433)

Net decrease	(1,516,588)	(14,403,757)	(1,018,468)	(9,995,712)

Class I shares

Subscriptions	1,333,791	12,943,174	5,788,653	56,679,226

Distributions reinvested	434,141	4,138,984	377,875	3,717,296

Redemptions	(7,367,227)	(70,018,674)	(3,928,930)	(39,107,990)

Net increase (decrease)	(5,599,295)	(52,936,516)	2,237,598	21,288,532

Class K shares

Distributions reinvested	241	2,304	215	2,123

Redemptions	—	—	(1,088)	(10,723)

Net increase (decrease)	241	2,304	(873)	(8,600)

Class R4 shares

Subscriptions	928,736	8,912,206	5,808,780	57,209,235

Distributions reinvested	126,692	1,209,806	60,700	595,501

Redemptions	(1,269,781)	(12,066,284)	(1,454,014)	(14,293,413)

Net increase (decrease)	(214,353)	(1,944,272)	4,415,466	43,511,323

Class R5 shares

Subscriptions	3,369,726	32,169,179	4,512,550	44,313,206

Distributions reinvested	156,935	1,497,983	89,996	885,832

Redemptions	(4,106,294)	(38,624,294)	(2,221,484)	(21,882,956)

Net increase (decrease)	(579,633)	(4,957,132)	2,381,062	23,316,082

Class W shares

Subscriptions	695,403	6,625,841	15,635,125	155,674,327

Distributions reinvested	129,731	1,234,760	310,595	3,061,997

Redemptions	(12,158,931)	(116,929,438)	(19,067,241)	(188,657,858)

Net decrease	(11,333,797)	(109,068,837)	(3,121,521)	(29,921,534)

Class Y shares

Subscriptions	83,414	790,912	379,893	3,726,787

Distributions reinvested	8,499	81,183	4,269	41,847

Redemptions	(77,513)	(739,368)	(82,087)	(805,471)

Net increase	14,400	132,727	302,075	2,963,163

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA LIMITED DURATION CREDIT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Z shares

Subscriptions	5,783,727	55,696,262	11,240,647	110,735,709

Distributions reinvested	143,788	1,373,007	171,918	1,692,902

Redemptions	(11,184,025)	(106,319,201)	(8,674,415)	(85,474,866)

Net increase (decrease)	(5,256,510)	(49,249,932)	2,738,150	26,953,745

Total net increase (decrease)	(40,493,083)	(384,689,513)	100,612	1,754,625

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.70		$9.99		$10.04		$10.15		$10.10

Income from investment operations:

Net investment income	0.22		0.19		0.16		0.16		0.25

Net realized and unrealized gain (loss)	0.10		(0.28)		0.11		0.05		0.03

Total from investment operations	0.32		(0.09)		0.27		0.21		0.28

Less distributions to shareholders:

Net investment income	(0.22)		(0.19)		(0.22)		(0.16)		(0.23)

Net realized gains	—		(0.01)		(0.10)		(0.16)		—

Total distributions to shareholders	(0.22)		(0.20)		(0.32)		(0.32)		(0.23)

Net asset value, end of period	$9.80		$9.70		$9.99		$10.04		$10.15

Total return	3.43%		(0.96%)		2.78%		2.11%		2.87%

Ratios to average net assets(a)

Total gross expenses	0.89%		0.86%		0.87%		0.86%		0.88%

Total net expenses(b)	0.83	%(c)	0.83	%(c)	0.84	%(c)	0.85	%(c)	0.84	%(c)

Net investment income	2.29%		1.92%		1.55%		1.56%		2.45%

Supplemental data

Net assets, end of period (in thousands)	$388,216		$538,661		$631,359		$645,559		$624,738

Portfolio turnover	49%		68%		93%		87%		106%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.70		$9.99		$10.04		$10.14		$10.10

Income from investment operations:

Net investment income	0.15		0.11		0.08		0.08		0.17

Net realized and unrealized gain (loss)	0.10		(0.28)		0.12		0.07		0.03

Total from investment operations	0.25		(0.17)		0.20		0.15		0.20

Less distributions to shareholders:

Net investment income	(0.15)		(0.11)		(0.15)		(0.09)		(0.16)

Net realized gains	—		(0.01)		(0.10)		(0.16)		—

Total distributions to shareholders	(0.15)		(0.12)		(0.25)		(0.25)		(0.16)

Net asset value, end of period	$9.80		$9.70		$9.99		$10.04		$10.14

Total return	2.65%		(1.70%)		2.01%		1.45%		1.99%

Ratios to average net assets(a)

Total gross expenses	1.64%		1.61%		1.61%		1.61%		1.63%

Total net expenses(b)	1.58	%(c)	1.58	%(c)	1.59	%(c)	1.60	%(c)	1.60	%(c)

Net investment income	1.53%		1.14%		0.81%		0.81%		1.70%

Supplemental data

Net assets, end of period (in thousands)	$520		$1,330		$3,147		$5,108		$6,385

Portfolio turnover	49%		68%		93%		87%		106%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.69		$9.99		$10.04		$10.14		$10.10

Income from investment operations:

Net investment income	0.15		0.12		0.08		0.08		0.17

Net realized and unrealized gain (loss)	0.11		(0.30)		0.12		0.07		0.03

Total from investment operations	0.26		(0.18)		0.20		0.15		0.20

Less distributions to shareholders:

Net investment income	(0.15)		(0.11)		(0.15)		(0.09)		(0.16)

Net realized gains	—		(0.01)		(0.10)		(0.16)		—

Total distributions to shareholders	(0.15)		(0.12)		(0.25)		(0.25)		(0.16)

Net asset value, end of period	$9.80		$9.69		$9.99		$10.04		$10.14

Total return	2.76%		(1.80%)		2.01%		1.45%		2.00%

Ratios to average net assets(a)

Total gross expenses	1.65%		1.61%		1.62%		1.61%		1.63%

Total net expenses(b)	1.58	%(c)	1.58	%(c)	1.59	%(c)	1.60	%(c)	1.59	%(c)

Net investment income	1.54%		1.17%		0.81%		0.81%		1.70%

Supplemental data

Net assets, end of period (in thousands)	$52,777		$66,931		$79,115		$91,079		$90,079

Portfolio turnover	49%		68%		93%		87%		106%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.70	$9.99	$10.05	$10.15	$10.11

Income from investment operations:

Net investment income	0.25	0.23	0.19	0.20	0.28

Net realized and unrealized gain (loss)	0.11	(0.29)	0.11	0.06	0.03

Total from investment operations	0.36	(0.06)	0.30	0.26	0.31

Less distributions to shareholders:

Net investment income	(0.26)	(0.22)	(0.26)	(0.20)	(0.27)

Net realized gains	—	(0.01)	(0.10)	(0.16)	—

Total distributions to shareholders	(0.26)	(0.23)	(0.36)	(0.36)	(0.27)

Net asset value, end of period	$9.80	$9.70	$9.99	$10.05	$10.15

Total return	3.81%	(0.59%)	3.06%	2.60%	3.17%

Ratios to average net assets(a)

Total gross expenses	0.46%	0.46%	0.46%	0.47%	0.46%

Total net expenses(b)	0.46%	0.46%	0.46%	0.47%	0.46%

Net investment income	2.66%	2.31%	1.93%	1.94%	2.83%

Supplemental data

Net assets, end of period (in thousands)	$124,021	$177,071	$160,050	$220,958	$207,343

Portfolio turnover	49%	68%	93%	87%	106%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$9.72	$10.01	$10.07	$10.17	$10.13

Income from investment operations:

Net investment income	0.22	0.20	0.16	0.18	0.26

Net realized and unrealized gain (loss)	0.11	(0.29)	0.11	0.05	0.02

Total from investment operations	0.33	(0.09)	0.27	0.23	0.28

Less distributions to shareholders:

Net investment income	(0.23)	(0.19)	(0.23)	(0.17)	(0.24)

Net realized gains	—	(0.01)	(0.10)	(0.16)	—

Total distributions to shareholders	(0.23)	(0.20)	(0.33)	(0.33)	(0.24)

Net asset value, end of period	$9.82	$9.72	$10.01	$10.07	$10.17

Total return	3.50%	(0.88%)	2.76%	2.29%	2.87%

Ratios to average net assets(a)

Total gross expenses	0.77%	0.76%	0.76%	0.76%	0.76%

Total net expenses(b)	0.76%	0.76%	0.76%	0.76%	0.76%

Net investment income	2.35%	1.99%	1.63%	1.72%	2.54%

Supplemental data

Net assets, end of period (in thousands)	$109	$106	$117	$108	$455

Portfolio turnover	49%	68%	93%	87%	106%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$9.70		$9.99		$10.04		$10.12

Income from investment operations:

Net investment income	0.24		0.22		0.18		0.07

Net realized and unrealized gain (loss)	0.11		(0.29)		0.12		(0.08	)(b)

Total from investment operations	0.35		(0.07)		0.30		(0.01)

Less distributions to shareholders:

Net investment income	(0.25)		(0.21)		(0.25)		(0.07)

Net realized gains	—		(0.01)		(0.10)		—

Total distributions to shareholders	(0.25)		(0.22)		(0.35)		(0.07)

Net asset value, end of period	$9.80		$9.70		$9.99		$10.04

Total return	3.68%		(0.71%)		3.04%		(0.07%)

Ratios to average net assets(c)

Total gross expenses	0.64%		0.61%		0.62%		0.62	%(d)

Total net expenses(e)	0.58	%(f)	0.58	%(f)	0.59	%(f)	0.60	%(d)(f)

Net investment income	2.53%		2.27%		1.80%		1.76	%(d)

Supplemental data

Net assets, end of period (in thousands)	$47,065		$48,659		$6,000		$2,270

Portfolio turnover	49%		68%		93%		87%

Notes to Financial Highlights

(a)	Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.71	$10.00	$10.05	$10.30

Income from investment operations:

Net investment income	0.25	0.22	0.18	0.14

Net realized and unrealized gain (loss)	0.10	(0.28)	0.13	(0.10	)(b)

Total from investment operations	0.35	(0.06)	0.31	0.04

Less distributions to shareholders:

Net investment income	(0.25)	(0.22)	(0.26)	(0.13)

Net realized gains	—	(0.01)	(0.10)	(0.16)

Total distributions to shareholders	(0.25)	(0.23)	(0.36)	(0.29)

Net asset value, end of period	$9.81	$9.71	$10.00	$10.05

Total return	3.76%	(0.63%)	3.12%	0.44%

Ratios to average net assets(c)

Total gross expenses	0.51%	0.51%	0.51%	0.55	%(d)

Total net expenses(e)	0.51%	0.51%	0.51%	0.54	%(d)

Net investment income	2.60%	2.26%	1.84%	1.99	%(d)

Supplemental data

Net assets, end of period (in thousands)	$53,070	$58,152	$36,091	$1,983

Portfolio turnover	49%	68%	93%	87%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.71		$10.01		$10.06		$10.16		$10.12

Income from investment operations:

Net investment income	0.23		0.19		0.15		0.16		0.25

Net realized and unrealized gain (loss)	0.10		(0.29)		0.12		0.06		0.03

Total from investment operations	0.33		(0.10)		0.27		0.22		0.28

Less distributions to shareholders:

Net investment income	(0.22)		(0.19)		(0.22)		(0.16)		(0.24)

Net realized gains	—		(0.01)		(0.10)		(0.16)		—

Total distributions to shareholders	(0.22)		(0.20)		(0.32)		(0.32)		(0.24)

Net asset value, end of period	$9.82		$9.71		$10.01		$10.06		$10.16

Total return	3.54%		(1.05%)		2.77%		2.21%		2.78%

Ratios to average net assets(a)

Total gross expenses	0.90%		0.86%		0.87%		0.86%		0.88%

Total net expenses(b)	0.83	%(c)	0.83	%(c)	0.83	%(c)	0.85	%(c)	0.84	%(c)

Net investment income	2.37%		1.92%		1.50%		1.61%		2.45%

Supplemental data

Net assets, end of period (in thousands)	$836		$110,891		$145,507		$9,498		$15,593

Portfolio turnover	49%		68%		93%		87%		106%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.70	$10.00	$10.05	$10.13

Income from investment operations:

Net investment income	0.25	0.24	0.19	0.07

Net realized and unrealized gain (loss)	0.11	(0.31)	0.12	(0.08	)(b)

Total from investment operations	0.36	(0.07)	0.31	(0.01)

Less distributions to shareholders:

Net investment income	(0.26)	(0.22)	(0.26)	(0.07)

Net realized gains	—	(0.01)	(0.10)	—

Total distributions to shareholders	(0.26)	(0.23)	(0.36)	(0.07)

Net asset value, end of period	$9.80	$9.70	$10.00	$10.05

Total return	3.81%	(0.69%)	3.16%	(0.14%)

Ratios to average net assets(c)

Total gross expenses	0.47%	0.47%	0.46%	0.44	%(d)

Total net expenses(e)	0.46%	0.46%	0.46%	0.44	%(d)

Net investment income	2.65%	2.44%	1.87%	1.81	%(d)

Supplemental data

Net assets, end of period (in thousands)	$3,113	$2,941	$10	$2

Portfolio turnover	49%	68%	93%	87%

Notes to Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$9.70		$9.99		$10.05		$10.15		$10.11

Income from investment operations:

Net investment income	0.24		0.21		0.18		0.18		0.27

Net realized and unrealized gain (loss)	0.11		(0.28)		0.11		0.07		0.03

Total from investment operations	0.35		(0.07)		0.29		0.25		0.30

Less distributions to shareholders:

Net investment income	(0.25)		(0.21)		(0.25)		(0.19)		(0.26)

Net realized gains	—		(0.01)		(0.10)		(0.16)		—

Total distributions to shareholders	(0.25)		(0.22)		(0.35)		(0.35)		(0.26)

Net asset value, end of period	$9.80		$9.70		$9.99		$10.05		$10.15

Total return	3.69%		(0.71%)		2.93%		2.46%		3.05%

Ratios to average net assets(a)

Total gross expenses	0.64%		0.61%		0.62%		0.61%		0.63%

Total net expenses(b)	0.58	%(c)	0.58	%(c)	0.59	%(c)	0.60	%(c)	0.59	%(c)

Net investment income	2.53%		2.17%		1.81%		1.80%		2.69%

Supplemental data

Net assets, end of period (in thousands)	$81,473		$131,631		$108,228		$98,123		$97,765

Portfolio turnover	49%		68%		93%		87%		106%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as

Annual Report 2016	27

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc.

28	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value

Annual Report 2016	29

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	29,408	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	4,789,964	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(14,598,090)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(2,667,398)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	42,921,039
Futures contracts — Short	344,014,113

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

30	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.43% of the Fund’s average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,268,257, and the administrative services fee paid to the Investment Manager was $236,597.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $1,831.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2016	31

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R4	0.18
Class R5	0.05
Class W	0.18
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $639,000 and $617,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $131,754 for Class A, $253 for Class B and $4,720 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 Through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	0.83%	0.83%
Class B	1.58	1.58

32	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

	Contractual Expense Cap December 1, 2015 Through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class C	1.58%	1.58%
Class I	0.46	0.46
Class K	0.76	0.76
Class R4	0.58	0.58
Class R5	0.51	0.51
Class W	0.83	0.83
Class Y	0.46	0.46
Class Z	0.58	0.58

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2016 ($)	Year Ended July 31, 2015 ($)
Ordinary income	22,297,282	22,566,116
Long-term capital gains	—	1,158,632
Total	22,297,282	23,724,748

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,120,202
Capital loss carryforwards	(36,494,916)
Net unrealized appreciation	15,820,323

At July 31, 2016, the cost of investments for federal income tax purposes was $726,880,599 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$18,483,736
Unrealized depreciation	(2,663,413)
Net unrealized appreciation	$15,820,323

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	12,882,695
No expiration — long-term	23,612,221
Total	36,494,916

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2016	33

COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $418,956,053 and $852,889,501, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended

July 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 66.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund

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COLUMBIA LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	35

COLUMBIA LIMITED DURATION CREDIT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Limited Duration Credit Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Limited Duration Credit Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

September 21, 2016

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COLUMBIA LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016	37

COLUMBIA LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust (11 funds), 2005-2016

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COLUMBIA LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119	Director, Abt Associates (government contractor) since 2001; Director, ICI Mutual Insurance Company, since 2011; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well- being solutions), 2005-2015

Annual Report 2016	39

COLUMBIA LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	175	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	41

COLUMBIA LIMITED DURATION CREDIT FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts’ model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

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APPROVAL OF MANAGEMENT AGREEMENT (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for recent periods, noting however, the Fund’s stronger longer term record.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund’

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2016	43

COLUMBIA LIMITED DURATION CREDIT FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

44	Annual Report 2016

COLUMBIA LIMITED DURATION CREDIT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	45

Columbia Limited Duration Credit Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN183_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

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Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

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Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

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Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at investor.columbiathreadneedleus.com.

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Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001–2003 and 2011–2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW

Performance Summary

■

Columbia Minnesota Tax-Exempt Fund (the Fund) Class A shares returned 6.38% excluding sales charges for the 12-month period that ended July 31, 2016. Class Z shares of the Fund returned 6.65% for the same time period.

■	During the same time period, the Fund outperformed the Barclays Minnesota Municipal Bond Index, which returned 5.68%, and slightly lagged the broad Barclays Municipal Bond Index, which returned 6.94%.

■

Effective duration and yield curve positioning overall were the primary drivers of performance relative to the Barclays Minnesota Municipal Bond Index, while sector allocation and security selection had mixed effects.

Average Annual Total Returns (%) (for period ended July 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	08/18/86
Excluding sales charges		6.38	5.31	4.92
Including sales charges		3.20	4.68	4.60
Class B	03/20/95
Excluding sales charges		5.58	4.56	4.15
Including sales charges		0.58	4.22	4.15
Class C	06/26/00
Excluding sales charges		5.59	4.52	4.14
Including sales charges		4.59	4.52	4.14
Class R4*	03/19/13	6.84	5.53	5.03
Class R5*	12/11/13	6.48	5.46	5.00
Class Z*	09/27/10	6.65	5.61	5.07
Barclays Minnesota Municipal Bond Index		5.68	4.39	4.79
Barclays Municipal Bond Index		6.94	5.13	5.01

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more. Effective August 24, 2016, the Barclays Minnesota Municipal Bond Index was rebranded as the Bloomberg Barclays Minnesota Municipal Bond Index Fund.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Effective August 24, 2016, the Barclays Municipal Bond Index was rebranded as the Bloomberg Barclays Municipal Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	3

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2006 — July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2016, the Fund’s Class A shares returned 6.38% excluding sales charges. During the same time period, the Fund outperformed the Barclays Minnesota Municipal Bond Index, which returned 5.68%, and slightly lagged the broad Barclays Municipal Bond Index, which returned 6.94%. Effective duration and yield curve positioning were the primary drivers of performance relative to the Barclays Minnesota Municipal Bond Index, while sector allocation and security selection had mixed effects.

Tax-Exempt Bond Market Posted Gains

The tax-exempt fixed-income market posted solid gains during the 12-month period ended July 31, 2016 amid strong technicals and fundamentals. A combination of ongoing uncertainty about the direction of interest rates, slow U.S. economic growth, low inflation and broad global economic weakness helped drive demand for the perceived stability of the asset class. This resulted in both a flatter yield curve (a narrowed differential between longer term and shorter term yields) as well as lower yields across the spectrum of maturities. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields fall and vice versa.) Lower quality, higher yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts. During the period, municipal bonds outperformed U.S. Treasuries.

From a technical supply/demand perspective, municipal bonds benefited from a flight to quality trend, as investors perceived the asset class as relatively insulated from global market volatility. There was robust demand from a broad array of buyers, including foreign investors, as yields of municipal bonds were generally higher than the low and even negative interest rates seen elsewhere. Municipal bond mutual fund inflows year-to-date July 31, 2016 totaled approximately $40 billion. At the same time, year-over-year supply of municipal bonds declined about 22%, with new money issuance being met by strong demand.

Underlying municipal bond market fundamentals remained sound throughout the period, as the gradually growing U.S. economy drove sales, property and income tax revenues higher, while state and local government spending stayed restrained. Select negative credit stories made headlines, including Puerto Rico’s persistent troubles, unfunded pensions and/or budget impasses in Illinois, New Jersey, Pennsylvania and Connecticut and turmoil in the Chicago Public Schools. However, the widely anticipated Puerto Rico default did not have a significant ripple effect on the broader municipal bond market, and a new federal law implementing a fiscal control board may even help stabilize the island’s finances. Further, such locale-specific stories were not representative of the general health of the broad municipal bond market. The default environment remained benign. Credit upgrades outpaced downgrades and it is well worth noting that Minnesota was upgraded to AAA by Fitch on July 28, 2016, reflecting a combination of positive credit developments and application of Fitch’s revised criteria for U.S. state and local governments. According to Fitch, “The ‘AAA’ rating reflects Minnesota’s solid and broad-based economy, a revenue structure well designed to capture economic growth, a low liability burden, and strong control over revenues and spending that, in conjunction with a sophisticated approach to reserve funding, leaves the state exceptionally well positioned

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at July 31, 2016)
AAA rating	3.7
AA rating	34.6
A rating	31.4
BBB rating	12.5
BB rating	1.5
Not rated	16.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016	5

COLUMBIA MINNESOTA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for information on these and other risks associated with the Fund.

to manage throughout the economic cycle while maintaining a high level of financial flexibility.”

Yield Curve and Duration Positioning Aided Results

The primary drivers of relative performance were yield curve and duration positioning. An overweight to bonds with maturities of 10 years and longer and an underweight to bonds with maturities of five years and less supported the Fund’s results. Partially offsetting this was an underweight to bonds with maturities of between five and 10 years. Yields on longer term bonds declined more and generated higher returns than shorter term bonds. The Fund’s longer duration than that of the Barclays Minnesota Municipal Bond Index also added significant value, as yields declined. As lower quality securities generally outperformed higher quality securities during the period, overweight allocations to A, BBB and non-rated bonds and underweights to bonds rated AAA and AA added value as well.

From a sector perspective, overweights to the electric utilities and hospitals sectors, which were amongst the best performing sectors in the Barclays Minnesota Municipal Bond Index during the period, and an underweight to state general obligation bonds, which were weaker, helped. Security selection among local general obligation, hospital, education and leasing bonds also contributed positively.

Exposure to Special Tax Bonds Dampened Results

The Fund’s position in Virgin Island special tax bonds detracted from results, as Fitch moved its rating outlook to negative in July 2016 based on the precedent set by Puerto Rico’s default and new federal legislation that provides Puerto Rico a path to restructure its debt. Even though the new legislation, known as PROMESA, does not explicitly include other U.S. territories, the concern was that it could easily be applied if necessary. Given market interpretation of the new law, spreads, or yield differentials to AAA-rated municipal bonds, on Guam and Virgin Island debt widened.

Also detracting from the Fund’s results were overweight positions in the education and special tax sectors, which lagged the Barclays Minnesota Municipal Bond Index during the period. Individual issue selection within the transportation sector further dampened results.

Fundamental Analysis Drove Portfolio Changes

The Fund received decidedly positive flows during the period and new cash flows were invested primarily in the local general obligation, health care and education sectors. From a credit quality perspective, we maintained the Fund’s overweight to the lower investment-grade and below segments of the market, but, given tight spreads, we also increased exposure to bonds rated AA, effectively moving the portfolio up a bit in quality. At the same time, we started adding 4% coupons in lieu of 5% coupons to pick up some additional yield, given our view ahead for these issues. We generally maintained the Fund’s longer duration stance and overweight to maturities of 10 years and more, relative to the Barclays Minnesota Municipal Bond Index, given our view that interest rates and economic growth were likely to remain lower for longer and that longer term maturities would continue to perform well due to potential yield curve flattening.

6	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

The Fund experienced more than 5% pre-refunding activity, and, in turn, the Fund’s allocation to the pre-refunded sector increased. Pre-refunding bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.

Annual Report 2016	7

COLUMBIA MINNESOTA TAX-EXEMPT FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.80	1,020.84	4.09	4.07	0.81
Class B	1,000.00	1,000.00	1,026.70	1,017.11	7.86	7.82	1.56
Class C	1,000.00	1,000.00	1,025.00	1,017.11	7.85	7.82	1.56
Class R4	1,000.00	1,000.00	1,031.90	1,022.08	2.83	2.82	0.56
Class R5	1,000.00	1,000.00	1,030.20	1,022.13	2.78	2.77	0.55
Class Z	1,000.00	1,000.00	1,031.90	1,022.03	2.88	2.87	0.57

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

8	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.0%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 3.2%
Minneapolis-St. Paul Metropolitan Airports Commission Refunding Revenue Bonds Series 2011
01/01/25	5.000%	2,000,000	2,333,880
Revenue Bonds Senior Series 2010A
01/01/35	5.000%	6,795,000	7,665,507
Senior Series 2010B
01/01/21	5.000%	2,175,000	2,481,175
Subordinated Refunding Revenue Bonds Series 2012B
01/01/30	5.000%	1,000,000	1,176,970
01/01/31	5.000%	750,000	880,170
Series 2014A
01/01/34	5.000%	1,000,000	1,196,810

Minneapolis-St. Paul Metropolitan Airports Commission(a) Refunding Revenue Bonds Senior Series 2009B AMT
01/01/22	5.000%	2,680,000	2,947,437

Total			18,681,949

ASSISTED LIVING 1.5%
City of Red Wing Refunding Revenue Bonds Deer Crest Project Series 2012A
11/01/32	5.000%	325,000	349,177
11/01/42	5.000%	1,250,000	1,332,725

Dakota County Community Development Agency Revenue Bonds Sanctuary at West St. Paul Project Series 2015
08/01/35	6.000%	4,000,000	4,186,040

St. Cloud Housing & Redevelopment Authority Revenue Bonds Sanctuary St. Cloud Project Series 2016A(b)
08/01/36	5.250%	3,000,000	2,999,880

Total			8,867,822

CHARTER SCHOOLS 3.3%
City of Brooklyn Park Refunding Revenue Bonds Prairie Seeds Academy Project Series 2015
03/01/34	5.000%	1,000,000	1,082,630
03/01/39	5.000%	2,000,000	2,150,120

City of Cologne Revenue Bonds Cologne Academy Charter School Project Series 2014A
07/01/34	5.000%	500,000	550,395
07/01/45	5.000%	2,070,000	2,254,748

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Deephaven Refunding Revenue Bonds Eagle Ridge Academy Project Series 2015
07/01/50	5.500%	1,500,000	1,639,140

City of Woodbury Revenue Bonds MSA Building Co. Series 2012A
12/01/32	5.000%	220,000	238,533
12/01/43	5.000%	1,500,000	1,613,685

County of Anoka Revenue Bonds Spectrum Building Co. Series 2012A
06/01/27	5.000%	290,000	317,045
06/01/32	5.000%	300,000	326,028
06/01/43	5.000%	1,000,000	1,077,930
Series 2014A
06/01/47	5.000%	1,600,000	1,717,648

Housing & Redevelopment Authority of The City of St. Paul Refunding Revenue Bonds Hope Community Academy Project Series 2015A
12/01/43	5.000%	3,000,000	3,221,790

St. Paul Conservatory Series 2013A
03/01/28	4.000%	200,000	205,834
03/01/43	4.625%	1,000,000	1,044,690

Revenue Bonds Nova Classical Academy Series 2011A
09/01/42	6.625%	1,500,000	1,737,165

Total			19,177,381

HEALTH SERVICES 0.4%
City of Center City Revenue Bonds Hazelden Betty Ford Foundation Project Series 2011
11/01/41	5.000%	1,600,000	1,727,376
Series 2014
11/01/44	5.000%	500,000	586,190

Total			2,313,566

HIGHER EDUCATION 11.6%
City of Moorhead Refunding Revenue Bonds Concordia College Corp. Project Series 2016
12/01/34	5.000%	1,155,000	1,375,051
12/01/40	5.000%	1,350,000	1,591,312

Minnesota Higher Education Facilities Authority Refunding Revenue Bonds St. Olaf College 8th Series 2015G
12/01/31	5.000%	740,000	915,447
12/01/32	5.000%	1,000,000	1,233,280

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of St. Thomas Series 2016-8-L
04/01/35	5.000%	750,000	909,465
04/01/39	4.000%	2,000,000	2,234,400

Revenue Bonds Bethel University 6th Series 2007R
05/01/23	5.500%	275,000	280,145
05/01/37	5.500%	6,000,000	6,093,780

Carleton College 6th Series 2008T
01/01/28	5.000%	3,000,000	3,168,570

College of St. Benedict 7th Series 2011M
03/01/31	5.000%	300,000	330,465
03/01/36	5.125%	275,000	301,958
Series 2008V
03/01/18	5.000%	500,000	529,835
Series 2016-8-K
03/01/43	4.000%	1,000,000	1,086,250

College of St. Scholastica Series 2010H
12/01/30	5.125%	870,000	938,321
12/01/35	5.250%	1,000,000	1,083,520
Series 2011-7J
12/01/40	6.300%	1,800,000	2,031,300
Series 2012
12/01/27	4.250%	350,000	379,208
12/01/32	4.000%	350,000	366,758

Hamline University 7th Series 2010E
10/01/29	5.000%	500,000	544,450
7th Series 2011K2
10/01/32	6.000%	1,000,000	1,179,420
10/01/40	6.000%	4,000,000	4,681,480

St. Catherine University 7th Series 2012Q
10/01/25	5.000%	325,000	382,320
10/01/26	5.000%	280,000	328,317
10/01/27	5.000%	200,000	233,690
10/01/32	5.000%	700,000	808,591

St. John’s University 6th Series 2008U
10/01/28	4.750%	1,000,000	1,074,480

St. Johns University Series 2015-8-1
10/01/31	5.000%	370,000	455,270
10/01/32	5.000%	645,000	789,448
10/01/33	5.000%	350,000	427,410
10/01/34	5.000%	380,000	462,293

Unrefunded Revenue Bonds College of St. Benedict Series 2008
03/01/23	4.750%	730,000	760,594

St. Olaf College 6th Series 2007O
10/01/22	5.000%	1,035,000	1,043,032

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Minnesota Revenue Bonds Series 2009A
04/01/34	5.125%	1,000,000	1,115,170
Series 2011A
12/01/31	5.250%	5,000,000	5,913,450
Series 2011D
12/01/36	5.000%	5,985,000	7,053,502
Series 2016A
04/01/32	5.000%	2,000,000	2,549,440
04/01/33	5.000%	1,725,000	2,190,163
04/01/34	5.000%	1,855,000	2,345,870
04/01/37	5.000%	3,210,000	4,017,700
04/01/41	5.000%	3,150,000	3,930,129

Total			67,135,284

HOSPITAL 17.8%
City of Breckenridge Revenue Bonds Catholic Health Initiatives Series 2004A
05/01/30	5.000%	475,000	476,691

City of Glencoe Refunding Revenue Bonds Glencoe Regional Health Services Project
Series 2013
04/01/23	4.000%	400,000	437,744
04/01/24	4.000%	745,000	815,395
04/01/26	4.000%	500,000	542,735
04/01/31	4.000%	1,450,000	1,553,211

City of Maple Grove Refunding Revenue Bonds North Memorial Health Care Series 2015
09/01/32	5.000%	1,000,000	1,194,030
09/01/35	4.000%	1,500,000	1,617,285

Revenue Bonds Maple Grove Hospital Corp. Series 2007
05/01/19	5.000%	1,965,000	2,033,009
05/01/20	5.000%	1,000,000	1,033,630
05/01/21	5.000%	1,500,000	1,549,470
05/01/37	5.250%	6,610,000	6,787,280

City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Children’s Health Care Facilities Series 2010A
08/15/25	5.250%	1,000,000	1,153,270
08/15/35	5.250%	2,275,000	2,619,185

City of Minneapolis Refunding Revenue Bonds Fairview Health Services Series 2015A
11/15/44	5.000%	4,725,000	5,617,127

City of Northfield Hospital & Skilled Nursing Revenue Bonds Series 2006
11/01/31	5.375%	1,500,000	1,516,005

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Rochester Revenue Bonds Mayo Clinic Series 2011C
11/15/38	4.500%	2,560,000	2,986,701

Olmsted Medical Center Project Series 2010
07/01/30	5.875%	1,950,000	2,266,466
Series 2013
07/01/24	5.000%	300,000	365,376
07/01/27	5.000%	245,000	294,132
07/01/28	5.000%	225,000	268,992
07/01/33	5.000%	650,000	760,799

City of Shakopee Refunding Revenue Bonds St. Francis Regional Medical Center Series 2014
09/01/34	5.000%	1,000,000	1,184,450

City of St. Cloud Refunding Revenue Bonds CentraCare Health System Series 2014B
05/01/24	5.000%	1,400,000	1,754,760

Centracare Health Series 2016A
05/01/37	4.000%	3,175,000	3,535,458
05/01/46	5.000%	2,500,000	3,042,825

Unrefunded Revenue Bonds CentraCare Health System Series 2010
05/01/30	5.125%	315,000	357,651

City of Winona Refunding Revenue Bonds Winona Health Obligation Group Series 2007
07/01/31	5.150%	2,000,000	2,045,280
Series 2012
07/01/34	5.000%	750,000	825,720

County of Chippewa Revenue Bonds Montevideo Hospital Project Series 2007
03/01/20	5.375%	1,940,000	1,978,800
03/01/21	5.375%	1,045,000	1,065,273

County of Meeker Revenue Bonds Hospital Facilities Memorial Hospital Project Series 2007
11/01/27	5.750%	1,000,000	1,037,100
11/01/37	5.750%	2,250,000	2,332,080

Housing & Redevelopment Authority of The City of St. Paul Refunding Revenue Bonds HealthEast Care System Project Series 2015
11/15/27	5.000%	2,500,000	3,060,425
11/15/44	5.000%	1,000,000	1,183,390

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HealthPartners Obligation Group Series 2015
07/01/33	5.000%	3,000,000	3,644,550
07/01/35	4.000%	10,630,000	11,763,477

Revenue Bonds Allina Health Systems Series 2007A (NPFGC)
11/15/22	5.000%	1,025,000	1,081,888
Series 2009A-1
11/15/29	5.250%	7,000,000	7,973,630

Gillette Children’s Specialty Series 2009
02/01/27	5.000%	7,445,000	8,080,207
02/01/29	5.000%	3,000,000	3,246,960

Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/40	6.500%	3,500,000	3,832,535

Staples United Hospital District Unlimited General Obligation Bonds Health Care Facilities-Lakewood Series 2004
12/01/34	5.000%	3,775,000	3,786,098

Total			102,701,090

JOINT POWER AUTHORITY 10.5%
Central Minnesota Municipal Power Agency Revenue Bonds Brookings-Southeast Twin Cities Transmission Project Series 2012
01/01/19	5.000%	1,925,000	2,107,836
01/01/42	5.000%	1,500,000	1,725,135

Hutchinson Utilities Commission Revenue Bonds Series 2012A
12/01/22	5.000%	250,000	301,233
12/01/25	5.000%	400,000	483,984

Minnesota Municipal Power Agency Refunding Revenue Bonds Series 2014
10/01/32	5.000%	250,000	302,712
10/01/33	5.000%	250,000	301,883
Series 2014A
10/01/35	5.000%	1,000,000	1,198,430
Revenue Bonds Series 2010A
10/01/35	5.250%	7,000,000	8,026,270

Minnesota Municipal Power Agency(b) Revenue Bonds Series 2016
10/01/41	4.000%	1,000,000	1,103,060
10/01/47	5.000%	500,000	607,215

Northern Municipal Power Agency
Revenue Bonds Series 2008A
01/01/21	5.000%	3,500,000	3,704,365

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013A
01/01/30	5.000%	340,000	400,959
01/01/31	5.000%	460,000	538,844

Southern Minnesota Municipal Power Agency Refunding Revenue Bonds Series 2015A
01/01/35	5.000%	1,000,000	1,223,740
01/01/41	5.000%	2,550,000	3,098,887
01/01/46	5.000%	2,000,000	2,417,380
Revenue Bonds Series 2002A (AMBAC)
01/01/17	5.250%	4,000,000	4,081,040

Southern Minnesota Municipal Power Agency(c) Revenue Bonds Capital Appreciation Series 1994A (NPFGC)
01/01/19	0.000%	5,000,000	4,852,500
01/01/26	0.000%	10,000,000	8,367,900

Western Minnesota Municipal Power Agency Refunding Revenue Bonds Series 2012A
01/01/29	5.000%	1,200,000	1,448,868
01/01/30	5.000%	1,000,000	1,204,680
Series 2015A
01/01/36	5.000%	1,000,000	1,227,530
Revenue Bonds Series 2014A
01/01/40	5.000%	1,000,000	1,194,540
01/01/46	5.000%	9,025,000	10,739,840

Total			60,658,831

LOCAL APPROPRIATION 2.3%
Anoka-Hennepin Independent School District No. 11 Certificate of Participation Series 2014A
02/01/34	5.000%	1,700,000	2,027,675

Goodhue County Education District No. 6051 Certificate of Participation Series 2014
02/01/29	5.000%	1,200,000	1,429,152
02/01/34	5.000%	1,200,000	1,405,932
02/01/39	5.000%	1,300,000	1,506,700

Northeastern Metropolitan Intermediate School District No. 916 Certificate of Participation Series 2015B
02/01/34	5.000%	1,000,000	1,197,260
02/01/42	4.000%	5,250,000	5,711,422

Total			13,278,141

LOCAL GENERAL OBLIGATION 8.0%
Burnsville-Eagan-Savage Independent School District No. 191 Unlimited General Obligation Bonds School Building Series 2015A
02/01/31	4.000%	4,820,000	5,525,889

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Centennial Independent School District No. 12(c) Unlimited General Obligation Bonds Series 2015A (School District Credit Enhancement Program)
02/01/32	0.000%	1,225,000	774,494
02/01/33	0.000%	750,000	449,325

City of Willmar Unlimited General Obligation Refunding Bonds Rice Memorial Hospital Project Series 2012A
02/01/27	5.000%	1,000,000	1,167,090

County of Anoka Unlimited General Obligation Bonds Capital Improvements Series 2008A
02/01/23	5.000%	500,000	531,735

County of Otter Tail Unlimited General Obligation Bonds Disposal Systems-Prairie Lakes Series 2011 AMT(a)
11/01/30	5.000%	2,010,000	2,290,033

Duluth Independent School District No. 709(b) Refunding Certificate of Participation Series 2016A (School District Credit Enhancement Program)
02/01/27	4.000%	1,200,000	1,396,260
02/01/28	4.000%	1,500,000	1,723,590

Farmington Independent School District No. 192 Unlimited General Obligation Refunding Bonds Series 2015A (School District Credit Enhancement Program)
02/01/26	5.000%	4,155,000	5,171,354

Hermantown Independent School District No. 700 Unlimited General Obligation Bonds School Building Series 2014A
02/01/37	5.000%	4,740,000	5,664,490

Mahtomedi Independent School District No. 832 Unlimited General Obligation Refunding Bonds School Building Series 2014A
02/01/30	5.000%	500,000	621,205
02/01/31	5.000%	1,140,000	1,412,312

Monticello Independent School District No. 88 Unlimited General Obligation Bonds School Building Series 2016A (School District Credit Enhancement Program)
02/01/31	4.000%	1,735,000	1,995,129

Monticello Independent School District No. 882 Unlimited General Obligation Bonds School Building Series 2016A (School District Credit Enhancement Program)
02/01/30	4.000%	1,000,000	1,157,350

Mountain Iron-Buhl Independent School District No. 712 Unlimited General Obligation Bonds School Building Series 2016A (School District Credit Enhancement Program)
02/01/31	4.000%	1,605,000	1,838,255
02/01/32	4.000%	1,775,000	2,021,565

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sartell-St. Stephen Independent School District No. 748(c) Unlimited General Obligation Bonds School Building Series 2016B (School District Credit Enhancement Program)
02/01/32	0.000%	1,565,000	1,001,694
02/01/33	0.000%	2,585,000	1,574,006
02/01/34	0.000%	1,500,000	877,575

South Washington County Independent School District No. 833 Unlimited General Obligation Bonds School Building Series 2016A
02/01/31	4.000%	4,000,000	4,596,040

Waconia Independent School District No. 110 Unlimited General Obligation Refunding Bonds Series 2015A
02/01/25	5.000%	3,470,000	4,316,749

Total			46,106,140

MULTI-FAMILY 3.5%
Anoka Housing & Redevelopment Authority Revenue Bonds Woodland Park Apartments Project Series 2011A
04/01/27	5.000%	2,500,000	2,664,525

Austin Housing & Redevelopment Authority Refunding Revenue Bonds Chauncey & Courtyard Apartments Series 2010
01/01/31	5.000%	1,500,000	1,594,860

City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010
12/01/26	5.750%	1,000,000	1,028,230
12/01/30	6.000%	3,000,000	3,092,700

City of Crystal Revenue Bonds Crystal Leased Housing Association Series 2014
06/01/31	5.250%	2,500,000	2,606,925

City of Oak Park Heights Revenue Bonds Housing Oakgreen Commons Project Series 2010
08/01/45	7.000%	2,000,000	2,213,020

Oakgreen Commons Project Memory Series 2013
08/01/43	6.500%	1,000,000	1,105,610

City of St. Anthony Revenue Bonds Multifamily Housing Landings Silver Lake Village Series 2013
12/01/30	6.000%	3,000,000	3,349,860

Northwest Multi-County Housing & Redevelopment Authority Refunding Revenue Bonds Pooled Housing Program Series 2015
07/01/45	5.500%	2,500,000	2,585,575

Total			20,241,305

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MUNICIPAL POWER 0.4%
City of Rochester Electric Utility Refunding Revenue Bonds Series 2015E
12/01/27	4.000%	1,000,000	1,174,690
12/01/28	4.000%	950,000	1,105,971

Total			2,280,661

NURSING HOME 4.1%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Senior Series 2011B
11/01/34	6.875%	2,765,000	2,988,523
Series 2011A
11/01/40	7.000%	1,000,000	1,079,070
11/01/46	7.000%	1,000,000	1,077,500

City of Oak Park Heights Refunding Revenue Bonds Boutwells Landing Care Center Series 2013
08/01/25	5.250%	1,480,000	1,672,030

City of Sartell Revenue Bonds Country Manor Campus Series 2010A
09/01/30	6.125%	840,000	858,354
09/01/36	6.250%	925,000	945,433
09/01/42	6.375%	2,435,000	2,489,081

City of Sauk Rapids Refunding Revenue Bonds Good Shepherd Lutheran Home Series 2013
01/01/39	5.125%	2,500,000	2,605,475

Dakota County Community Development Agency Revenue Bonds Ebenezer Ridges Care Center TCU Project Series 2014S
09/01/46	5.000%	2,000,000	2,142,460

Housing & Redevelopment Authority of The City of St. Paul Revenue Bonds Episcopal Homes Project Senior Series 2013
05/01/38	5.000%	1,200,000	1,282,068
05/01/48	5.125%	6,250,000	6,696,313

Total			23,836,307

OTHER BOND ISSUE 0.4%
City of Minneapolis Revenue Bonds YMCA Greater Twin Cities Project Series 2016
06/01/27	4.000%	100,000	113,633
06/01/28	4.000%	170,000	191,274
06/01/29	4.000%	165,000	184,988
06/01/30	4.000%	125,000	140,334
06/01/31	4.000%	100,000	111,530

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing & Redevelopment Authority of The City of St. Paul Refunding Revenue Bonds Parking Facilities Project Series 2010A
08/01/35	5.000%	1,500,000	1,647,210

Total			2,388,969

OTHER UTILITY 0.3%
St. Paul Port Authority(a) Revenue Bonds Energy Park Utility Co. Project Series 2012 AMT
08/01/28	5.450%	250,000	267,530
08/01/36	5.700%	1,250,000	1,336,375

Total			1,603,905

POOL / BOND BANK 0.7%
City of Minneapolis Limited Tax Revenue Bonds Supported Common Bond Series 2010
12/01/30	6.250%	1,000,000	1,196,800

City of Minneapolis(a) Limited Tax Revenue Bonds Common Bond Fund Series 2007-2A AMT
06/01/22	5.125%	1,035,000	1,063,328
06/01/28	5.000%	1,500,000	1,530,180

Total			3,790,308

PREP SCHOOL 1.4%
County of Rice Revenue Bonds Shattuck-St. Mary’s School Series 2015A(d)
08/01/22	5.000%	2,500,000	2,709,975

Housing & Redevelopment Authority of The City of St. Paul Refunding Revenue Bonds St. Paul Academy & Summit School Series 2007
10/01/24	5.000%	5,000,000	5,234,400

Total			7,944,375

REFUNDED / ESCROWED 9.4%
City of Minneapolis Prerefunded 08/01/18 Revenue Bonds National Marrow Donor Program Series 2010
08/01/25	4.875%	3,000,000	3,253,080
Prerefunded 11/15/18 Revenue Bonds Fairview Health Services Series 2008A
11/15/32	6.750%	5,240,000	5,968,989

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Cloud Prerefunded 05/01/20 Revenue Bonds CentraCare Health System Series 2010
05/01/30	5.125%	4,685,000	5,433,147

City of St. Louis Park Prerefunded 07/01/18 Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/26	5.625%	3,000,000	3,289,500
Prerefunded 07/01/19 Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	6,400,000	7,339,264

Duluth Independent School District No. 709 Prerefunded 02/01/19 Certificate of Participation Series 2008B (School District Credit Enhancement Program)
02/01/26	4.750%	4,000,000	4,407,240

Housing & Redevelopment Authority of The City of St. Paul Prerefunded 11/15/16 Revenue Bonds HealthPartners Obligation Group Project Series 2006
05/15/23	5.250%	1,000,000	1,014,190
05/15/26	5.250%	1,000,000	1,014,190
05/15/36	5.250%	9,000,000	9,127,710

Minnesota Higher Education Facilities Authority Prerefunded 04/01/17 Revenue Bonds University of St. Thomas 6th Series 2009X
04/01/39	5.250%	6,000,000	6,191,400
Prerefunded 10/01/16 Revenue Bonds University of St. Thomas
6th Series 2008W
10/01/30	6.000%	3,625,000	3,659,510

Northern Municipal Power Agency Prerefunded 01/01/18 Revenue Bonds Series 2007A (AMBAC)
01/01/26	5.000%	3,500,000	3,719,310

Total			54,417,530

RETIREMENT COMMUNITIES 3.0%
City of Blaine Refunding Revenue Bonds Crest View Senior Community Project Series 2015
07/01/50	6.125%	2,500,000	2,733,275

City of Hayward Refunding Revenue Bonds St. John’s Lutheran Home Series 2014
10/01/44	5.375%	2,000,000	2,113,520

City of Moorhead Refunding Revenue Bonds Evercare Senior Living LLC Series 2012
09/01/37	5.125%	1,000,000	1,033,810

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of North Oaks Revenue Bonds Presbyterian Homes Series 2007
10/01/27	6.000%	1,250,000	1,293,113
10/01/33	6.000%	3,000,000	3,100,200
10/01/47	6.250%	1,265,000	1,307,200

City of Rochester Revenue Bonds Homestead Rochester, Inc. Project Series 2015
12/01/49	5.000%	2,200,000	2,366,408

Duluth Housing & Redevelopment Authority Revenue Bonds Benedictine Health Center Project Series 2007
11/01/33	5.875%	1,500,000	1,532,340

Woodbury Housing & Redevelopment Authority Revenue Bonds St. Therese of Woodbury Series 2014
12/01/49	5.250%	2,000,000	2,166,860

Total			17,646,726

SALES TAX 1.4%
City of St. Paul Revenue Bonds Series 2014G
11/01/32	5.000%	1,250,000	1,519,175

County of Hennepin Sales Tax Revenue Bonds 2nd Lien Ballpark Project Series 2008B
12/15/27	4.750%	4,205,000	4,432,280
12/15/29	5.000%	1,825,000	1,931,160

Total			7,882,615

SINGLE FAMILY 2.5%
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	9,498	9,610
Series 2011A (GNMA)
12/01/27	4.450%	595,000	650,472

Minnesota Housing Finance Agency Refunding Revenue Bonds Non-Ace Residential Housing Series 2016S GNMA
07/01/46	3.500%	3,000,000	3,237,720
Revenue Bonds Residential Housing Finance Series 2008A
07/01/23	4.650%	115,000	119,688
Series 2009
01/01/40	5.100%	610,000	647,680

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016 (GNMA/FNMA)
02/01/46	2.950%	7,866,062	7,879,356

Minnesota Housing Finance Agency(a) Revenue Bonds Residential Housing Series 2015E AMT
01/01/46	3.500%	1,875,000	1,996,687

Total			14,541,213

SPECIAL NON PROPERTY TAX 1.8%
City of Lakeville Liquor Revenue Bonds Series 2007
02/01/22	5.000%	175,000	176,234
02/01/27	5.000%	225,000	227,131

Territory of Guam(e) Revenue Bonds Section 30 Series 2009A
12/01/34	5.750%	3,500,000	3,914,540
Series 2011A
01/01/42	5.125%	1,200,000	1,302,612

Virgin Islands Public Finance Authority(e) Refunding Revenue Bonds Gross Receipts Taxes Loan Series 2012A
10/01/32	5.000%	2,000,000	2,003,020
Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2012A
10/01/32	5.000%	2,905,000	2,929,663

Total			10,553,200

SPECIAL PROPERTY TAX 0.4%
St. Paul Port Authority Tax Allocation Bonds River Bend Project Lot 1 Series 2007-5
02/01/32	6.375%	2,250,000	2,311,493

STATE APPROPRIATED 5.9%
State of Minnesota Refunding Revenue Bonds Appropriation Series 2012B
03/01/25	5.000%	7,600,000	9,138,468
03/01/28	5.000%	3,000,000	3,590,520
03/01/29	5.000%	4,250,000	5,076,455
Revenue Bonds Appropriation Series 2014A
06/01/38	5.000%	8,880,000	10,624,831

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Minnesota Revenue Bonds State Supported Biomed Science Research Facilities Series 2013
08/01/38	5.000%	5,000,000	6,004,950

Total			34,435,224

STATE GENERAL OBLIGATION 3.8%
State of Minnesota Unlimited General Obligation Bonds Series 2015A
08/01/30	5.000%	5,000,000	6,406,000

State Trunk Highway Series 2011B
10/01/17	5.000%	5,000,000	5,263,500
Unlimited General Obligation Refunding Bonds Series 2015D
08/01/24	5.000%	5,220,000	6,694,598
Unrefunded Unlimited General Obligation Bonds Various Purpose Series 2012
08/01/29	4.000%	2,975,000	3,387,156

Total			21,751,254

TRANSPORTATION 0.4%
Virgin Islands Public Finance Authority Revenue Bonds Series 2015(d)(e)
09/01/33	5.000%	2,000,000	2,288,700

Total Municipal Bonds
(Cost: $525,470,294)			566,833,989

Floating Rate Notes 0.4%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
City of Minneapolis/St. Paul Housing & Redevelopment Authority(f) Revenue Bonds Children’s Hospitals Clinics VRDN Series 2007A (AGM)
08/15/37	0.400%	850,000	850,000
VRDN Series 2009B-1
11/15/35	0.390%	1,300,000	1,300,000

Total Floating Rate Notes
(Cost: $2,150,000)			2,150,000

Money Market Funds 1.7%
		Shares	Value ($)

JPMorgan Tax-Free Money Market Fund, Agency Shares, 0.180%(g)		9,790,223	9,790,223

Total Money Market Funds
(Cost: $9,790,223)			9,790,223

Total Investments
(Cost: $537,410,517)			578,774,212

Other Assets & Liabilities, Net			(534,457)

Net Assets			578,239,755

Notes to Portfolio of Investments

(a)	Income from this security may be subject to alternative minimum tax.

(b)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(c)	Zero coupon bond.

(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2016, the value of these securities amounted to $4,998,675 or 0.86% of net assets.

(e)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2016, the value of these securities amounted to $12,438,535 or 2.15% of net assets.

(f)	Variable rate security.

(g)	The rate shown is the seven-day current annualized yield at July 31, 2016.

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Municipal Bonds	—	566,833,989	—	566,833,989

Floating Rate Notes	—	2,150,000	—	2,150,000

Money Market Funds	9,790,223	—	—	9,790,223

Total Investments	9,790,223	568,983,989	—	578,774,212

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA MINNESOTA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets

Investments, at value (identified cost $537,410,517)	$578,774,212

Receivable for:

Investments sold	61,107

Capital shares sold	2,769,538

Interest	6,629,528

Prepaid expenses	5,245

Total assets	588,239,630

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	7,795,129

Capital shares purchased	611,778

Dividend distributions to shareholders	1,456,045

Management services fees	7,245

Distribution and/or service fees	5,155

Transfer agent fees	25,419

Compensation of board members	38,418

Other expenses	60,686

Total liabilities	9,999,875

Net assets applicable to outstanding capital stock	$578,239,755

Represented by

Paid-in capital	$537,023,129

Undistributed net investment income	380,610

Accumulated net realized loss	(527,679)

Unrealized appreciation (depreciation) on:

Investments	41,363,695

Total — representing net assets applicable to outstanding capital stock	$578,239,755

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA MINNESOTA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A

Net assets	$475,733,525

Shares outstanding	83,758,117

Net asset value per share	$5.68

Maximum offering price per share(a)	$5.86

Class B

Net assets	$269,491

Shares outstanding	47,385

Net asset value per share	$5.69

Class C

Net assets	$70,213,387

Shares outstanding	12,360,094

Net asset value per share	$5.68

Class R4

Net assets	$5,156,215

Shares outstanding	908,280

Net asset value per share	$5.68

Class R5

Net assets	$452,565

Shares outstanding	79,749

Net asset value per share	$5.67

Class Z

Net assets	$26,414,572

Shares outstanding	4,653,748

Net asset value per share	$5.68

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income

Income:

Dividends	$3,214

Interest	21,073,354

Total income	21,076,568

Expenses:

Management services fees	2,363,512

Distribution and/or service fees

Class A	1,078,187

Class B	3,291

Class C	575,918

Transfer agent fees

Class A	288,830

Class B	219

Class C	38,664

Class R4	2,285

Class R5	107

Class Z	10,176

Compensation of board members	16,528

Custodian fees	5,077

Printing and postage fees	34,812

Registration fees	31,919

Audit fees	27,802

Legal fees	11,512

Other	20,830

Total expenses	4,509,669

Expense reductions	(40)

Total net expenses	4,509,629

Net investment income	16,566,939

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	1,078,791

Futures contracts	(159,349)

Net realized gain	919,442

Net change in unrealized appreciation (depreciation) on:

Investments	13,764,887

Net change in unrealized appreciation	13,764,887

Net realized and unrealized gain	14,684,329

Net increase in net assets resulting from operations	$31,251,268

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA MINNESOTA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations

Net investment income	$16,566,939	$15,718,919

Net realized gain	919,442	416,931

Net change in unrealized appreciation	13,764,887	1,420,569

Net increase in net assets resulting from operations	31,251,268	17,556,419

Distributions to shareholders

Net investment income

Class A	(14,439,699)	(14,100,175)

Class B	(8,582)	(17,526)

Class C	(1,488,967)	(1,282,135)

Class R4	(120,278)	(21,574)

Class R5	(7,650)	(392)

Class Z	(534,518)	(223,826)

Total distributions to shareholders	(16,599,694)	(15,645,628)

Increase in net assets from capital stock activity	94,079,848	34,282,037

Total increase in net assets	108,731,422	36,192,828

Net assets at beginning of year	469,508,333	433,315,505

Net assets at end of year	$578,239,755	$469,508,333

Undistributed net investment income	$380,610	$413,365

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	14,718,708	82,508,027	8,671,585	48,112,126

Distributions reinvested	2,337,221	13,076,467	2,270,632	12,606,483

Redemptions	(7,442,530)	(41,575,284)	(7,201,083)	(39,912,868)

Net increase	9,613,399	54,009,210	3,741,134	20,805,741

Class B shares

Subscriptions	1,125	6,350	6,563	36,505

Distributions reinvested	1,468	8,209	3,122	17,364

Redemptions(a)	(34,345)	(191,562)	(71,405)	(395,449)

Net decrease	(31,752)	(177,003)	(61,720)	(341,580)

Class C shares

Subscriptions	3,868,861	21,696,990	2,239,048	12,437,789

Distributions reinvested	258,929	1,449,141	222,625	1,235,851

Redemptions	(926,599)	(5,179,076)	(974,993)	(5,408,015)

Net increase	3,201,191	17,967,055	1,486,680	8,265,625

Class R4 shares

Subscriptions	856,916	4,769,115	117,228	648,991

Distributions reinvested	21,367	119,906	3,824	21,185

Redemptions	(126,207)	(711,759)	(9,836)	(54,169)

Net increase	752,076	4,177,262	111,216	616,007

Class R5 shares

Subscriptions	76,901	431,795	—	—

Distributions reinvested	1,291	7,274	—	—

Redemptions	(309)	(1,737)	—	—

Net increase	77,883	437,332	—	—

Class Z shares

Subscriptions	3,398,964	19,055,738	1,017,695	5,635,940

Distributions reinvested	80,881	453,865	29,655	164,468

Redemptions	(329,118)	(1,843,611)	(155,868)	(864,164)

Net increase	3,150,727	17,665,992	891,482	4,936,244

Total net increase	16,763,524	94,079,848	6,168,792	34,282,037

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,										Year Ended August 31, 2011
Class A	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$5.52		$5.49		$5.30		$5.63		$5.36		$5.47

Income from investment operations:

Net investment income	0.19		0.20		0.20		0.20		0.19		0.21

Net realized and unrealized gain (loss)	0.16		0.03		0.21		(0.32)		0.31		(0.10)

Total from investment operations	0.35		0.23		0.41		(0.12)		0.50		0.11

Less distributions to shareholders:

Net investment income	(0.19)		(0.20)		(0.21)		(0.20)		(0.19)		(0.22)

Net realized gains	—		—		(0.01)		(0.01)		(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.19)		(0.20)		(0.22)		(0.21)		(0.23)		(0.22)

Net asset value, end of period	$5.68		$5.52		$5.49		$5.30		$5.63		$5.36

Total return	6.38%		4.14%		7.82%		(2.32%)		9.59%		2.09%

Ratios to average net assets(c)

Total gross expenses	0.81%		0.82%		0.83%		0.83%		0.84	%(d)	0.82%

Total net expenses(e)	0.81	%(f)	0.82	%(f)	0.83	%(f)	0.82	%(f)	0.79	%(d)(f)	0.79%

Net investment income	3.35%		3.54%		3.79%		3.57%		3.85	%(d)	4.08%

Supplemental data

Net assets, end of period (in thousands)	$475,734		$409,338		$386,773		$396,780		$416,684		$372,830

Portfolio turnover	8%		9%		12%		14%		8%		22%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended August 31, 2011
Class B	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$5.53		$5.50		$5.30		$5.64		$5.37		$5.48

Income from investment operations:

Net investment income	0.15		0.15		0.16		0.16		0.16		0.18

Net realized and unrealized gain (loss)	0.15		0.03		0.22		(0.34)		0.30		(0.11)

Total from investment operations	0.30		0.18		0.38		(0.18)		0.46		0.07

Less distributions to shareholders:

Net investment income	(0.14)		(0.15)		(0.17)		(0.15)		(0.15)		(0.18)

Net realized gains	—		—		(0.01)		(0.01)		(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.14)		(0.15)		(0.18)		(0.16)		(0.19)		(0.18)

Net asset value, end of period	$5.69		$5.53		$5.50		$5.30		$5.64		$5.37

Total return	5.58%		3.36%		7.21%		(3.22%)		8.82%		1.33%

Ratios to average net assets(c)

Total gross expenses	1.56%		1.57%		1.58%		1.58%		1.59	%(d)	1.58%

Total net expenses(e)	1.56	%(f)	1.57	%(f)	1.58	%(f)	1.57	%(f)	1.54	%(d)(f)	1.54%

Net investment income	2.61%		2.78%		3.04%		2.81%		3.09	%(d)	3.32%

Supplemental data

Net assets, end of period (in thousands)	$269		$437		$775		$1,207		$1,806		$2,688

Portfolio turnover	8%		9%		12%		14%		8%		22%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended August 31, 2011
Class C	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$5.52		$5.49		$5.30		$5.63		$5.36		$5.47

Income from investment operations:

Net investment income	0.14		0.15		0.16		0.16		0.16		0.17

Net realized and unrealized gain (loss)	0.16		0.03		0.21		(0.33)		0.30		(0.10)

Total from investment operations	0.30		0.18		0.37		(0.17)		0.46		0.07

Less distributions to shareholders:

Net investment income	(0.14)		(0.15)		(0.17)		(0.15)		(0.15)		(0.18)

Net realized gains	—		—		(0.01)		(0.01)		(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.14)		(0.15)		(0.18)		(0.16)		(0.19)		(0.18)

Net asset value, end of period	$5.68		$5.52		$5.49		$5.30		$5.63		$5.36

Total return	5.59%		3.37%		7.02%		(3.05%)		8.84%		1.33%

Ratios to average net assets(c)

Total gross expenses	1.56%		1.57%		1.58%		1.58%		1.59	%(d)	1.57%

Total net expenses(e)	1.56	%(f)	1.57	%(f)	1.58	%(f)	1.57	%(f)	1.54	%(d)(f)	1.54%

Net investment income	2.58%		2.79%		3.04%		2.81%		3.09	%(d)	3.33%

Supplemental data

Net assets, end of period (in thousands)	$70,213		$50,570		$42,153		$39,820		$34,756		$25,068

Portfolio turnover	8%		9%		12%		14%		8%		22%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$5.51		$5.49		$5.29		$5.59

Income from investment operations:

Net investment income	0.20		0.21		0.22		0.08

Net realized and unrealized gain (loss)	0.17		0.02		0.21		(0.30)

Total from investment operations	0.37		0.23		0.43		(0.22)

Less distributions to shareholders:

Net investment income	(0.20)		(0.21)		(0.22)		(0.08)

Net realized gains	—		—		(0.01)		—

Total distributions to shareholders	(0.20)		(0.21)		(0.23)		(0.08)

Net asset value, end of period	$5.68		$5.51		$5.49		$5.29

Total return	6.84%		4.21%		8.32%		(4.02%)

Ratios to average net assets(b)

Total gross expenses	0.56%		0.57%		0.59%		0.57	%(c)

Total net expenses(d)	0.56	%(e)	0.57	%(e)	0.59	%(e)	0.57	%(c)(e)

Net investment income	3.55%		3.79%		4.05%		3.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$5,156		$861		$247		$2

Portfolio turnover	8%		9%		12%		14%

Notes to Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	27

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$5.52	$5.49	$5.27

Income from investment operations:

Net investment income	0.20	0.21	0.14

Net realized and unrealized gain	0.15	0.03	0.22

Total from investment operations	0.35	0.24	0.36

Less distributions to shareholders:

Net investment income	(0.20)	(0.21)	(0.14)

Total distributions to shareholders	(0.20)	(0.21)	(0.14)

Net asset value, end of period	$5.67	$5.52	$5.49

Total return	6.48%	4.42%	6.86%

Ratios to average net assets(b)

Total gross expenses	0.55%	0.55%	0.54	%(c)

Total net expenses(d)	0.55%	0.55%	0.54	%(c)

Net investment income	3.55%	3.81%	4.07	%(c)

Supplemental data

Net assets, end of period (in thousands)	$453	$10	$10

Portfolio turnover	8%	9%	12%

Notes to Financial Highlights

(a)	Based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended August 31, 2011(b)
Class Z	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$5.52		$5.49		$5.29		$5.62		$5.36		$5.46

Income from investment operations:

Net investment income	0.20		0.21		0.22		0.21		0.21		0.20

Net realized and unrealized gain (loss)	0.16		0.03		0.21		(0.32)		0.30		(0.09)

Total from investment operations	0.36		0.24		0.43		(0.11)		0.51		0.11

Less distributions to shareholders:

Net investment income	(0.20)		(0.21)		(0.22)		(0.21)		(0.21)		(0.21)

Net realized gains	—		—		(0.01)		(0.01)		(0.04)		(0.00	)(c)

Total distributions to shareholders	(0.20)		(0.21)		(0.23)		(0.22)		(0.25)		(0.21)

Net asset value, end of period	$5.68		$5.52		$5.49		$5.29		$5.62		$5.36

Total return	6.65%		4.40%		8.29%		(2.09%)		9.65%		2.22%

Ratios to average net assets(d)

Total gross expenses	0.56%		0.57%		0.59%		0.58%		0.59	%(e)	0.54	%(e)

Total net expenses(f)	0.56	%(g)	0.57	%(g)	0.59	%(g)	0.57	%(g)	0.54	%(e)(g)	0.54	%(e)

Net investment income	3.56%		3.80%		4.05%		3.82%		4.09	%(e)	4.25	%(e)

Supplemental data

Net assets, end of period (in thousands)	$26,415		$8,291		$3,357		$2,282		$1,376		$779

Portfolio turnover	8%		9%		12%		14%		8%		22%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	29

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

30	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net

Annual Report 2016	31

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments

32	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(159,349)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2016:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Short	967,860

*	Based on the ending daily outstanding amounts for the year ended July 31, 2016.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2016	33

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.47% of the Fund’s average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $634,080, and the administrative services fee paid to the Investment Manager was $107,216.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $1,265.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.07%
Class B	0.07
Class C	0.07
Class R4	0.07
Class R5	0.05
Class Z	0.07

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the

34	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2016, the Fund’s total potential future obligation over the life of the Guaranty is $29,167. The liability remaining at July 31, 2016 for non-recurring charges associated with the lease amounted to $20,742 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $40.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $99,000 and $395,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $493,855 for Class A, $6 for Class B and $3,003 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 Through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	0.86%	0.85%
Class B	1.61	1.60
Class C	1.61	1.60
Class R4	0.61	0.60
Class R5	0.62	0.60
Class Z	0.61	0.60

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2016	35

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

At July 31, 2016, these differences are primarily due to differing treatment for Trustees' deferred compensation, distributions, tax straddles and principal and/or interest of fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2016 ($)	Year Ended July 31, 2015 ($)
Ordinary income	100,294	115,003
Tax-exempt income	16,499,400	15,530,625
Total	16,599,694	15,645,628

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,567,259
Undistributed long-term capital gains	181,694
Net unrealized appreciation	41,147,095

At July 31, 2016, the cost of investments for federal income tax purposes was $537,627,117 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$41,323,503
Unrealized depreciation	(176,408)
Net unrealized appreciation	$41,147,095

For the year ended July 31, 2016, $513,933 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $131,675,304 and $42,392,638, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 79.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities.

36	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a

Annual Report 2016	37

COLUMBIA MINNESOTA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

38	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Minnesota Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Minnesota Tax-Exempt Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

September 21, 2016

Annual Report 2016	39

COLUMBIA MINNESOTA TAX-EXEMPT FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$190,779
Exempt-Interest Dividends	99.40%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

40	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016	41

COLUMBIA MINNESOTA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust (II Funds), 2005-2016

42	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119	Director, Abt Associates (government contractor) since 2001; Director, ICI Mutual Insurance Company, since 2011; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well- being solutions), 2005-2015

Annual Report 2016	43

COLUMBIA MINNESOTA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	175	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

44	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	45

COLUMBIA MINNESOTA TAX-EXEMPT FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts’ model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

46	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2016	47

COLUMBIA MINNESOTA TAX-EXEMPT FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

48	Annual Report 2016

COLUMBIA MINNESOTA TAX-EXEMPT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	49

Columbia Minnesota Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN199_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA MONEY MARKET FUND

(to be renamed Columbia Government Money Market Fund, effective October 1, 2016)

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001-2003 and 2011-2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA MONEY MARKET FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA MONEY MARKET FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Money Market Fund (the Fund) Class A shares returned 0.01% for the 12-month period that ended July 31, 2016.

■	The Fund’s annualized simple yield was 0.01% and its annualized compound yield was 0.01% for the seven-day period ended July 31, 2016.

Average Annual Total Returns (%) (for period ended July 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	10/06/75	0.01	0.01	0.91
Class B	03/20/95
Excluding sales charges		0.01	0.01	0.74
Including sales charges		-4.99	-0.39	0.74
Class C	06/26/00
Excluding sales charges		0.01	0.01	0.74
Including sales charges		-0.99	0.01	0.74
Class I	03/04/04	0.01	0.01	0.98
Class R*	08/03/09	0.01	0.01	0.92
Class R5*	12/11/06	0.01	0.01	0.96
Class W*	12/01/06	0.01	0.01	0.90
Class Z*	04/30/10	0.01	0.01	0.91

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) (applied as follows: first year 5%; second year 4%; third and forth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter). Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor or any person will provide financial support to the Fund at any time.

2	Annual Report 2016

COLUMBIA MONEY MARKET FUND

PORTFOLIO OVERVIEW

Portfolio Breakdown (%) (at July 31, 2016)
Asset-Backed Commercial Paper	2.9
Asset-Backed Securities — Non-Agency(a)	0.0	(b)
Certificates of Deposit	12.6
Commercial Paper	40.1
Repurchase Agreements	7.4
U.S. Government & Agency Obligations	28.2
U.S. Treasury Obligations	8.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Category comprised of short-term asset-backed securities.

(b)	Rounds to zero.

Portfolio Management

Leonard Aplet, CFA

John McColley

Annual Report 2016	3

COLUMBIA MONEY MARKET FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,022.73	2.14	2.16	0.43
Class B	1,000.00	1,000.00	1,000.00	1,022.73	2.14	2.16	0.43
Class C	1,000.00	1,000.00	1,000.00	1,022.73	2.14	2.16	0.43
Class I	1,000.00	1,000.00	1,000.00	1,022.73	2.14	2.16	0.43
Class R	1,000.00	1,000.00	1,000.00	1,022.73	2.14	2.16	0.43
Class R5	1,000.00	1,000.00	1,000.10	1,022.73	2.14	2.16	0.43
Class W	1,000.00	1,000.00	1,000.10	1,022.73	2.14	2.16	0.43
Class Z	1,000.00	1,000.00	1,000.00	1,022.73	2.14	2.16	0.43

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Expenses paid and ratios shown for Class I and Class R5 include recoupment of expenses waived in the prior period. Had the Investment Manager and its affiliates not limited the expenses of the Fund and excluded recoupment of expenses for Class I and Class R5 during the year ended July 31, 2016, the annualized expense ratios would have been 0.62% for Class A, 1.27% for Class B, 0.67% for Class C, 0.33% for Class I, 0.67% for Class R, 0.38% for Class R5, 0.62% for Class W and 0.52% for Class Z. The actual expenses paid would have been $3.08 for Class A, $6.32 for Class B, $3.33 for Class C, $1.64 for Class I, $3.33 for Class R, $1.89 for Class R5, $3.08 for Class W and $2.59 for Class Z; the hypothetical expenses paid would have been $3.12 for Class A, $6.37 for Class B, $3.37 for Class C, $1.66 for Class I, $3.37 for Class R, $1.91 for Class R5, $3.12 for Class W and $2.61 for Class Z.

4	Annual Report 2016

COLUMBIA MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 2.9%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a) Series 204-2
09/20/16	0.590%	34,000,000	33,971,024
09/29/16	0.620%	11,000,000	10,988,444

Total Asset-Backed Commercial Paper
(Cost: $44,959,468)			44,959,468

Commercial Paper 40.1%
BANKING 8.1%
BNP Paribas Finance, Inc. Series 203-a-3
08/01/16	0.210%	45,000,000	44,999,225

Bank of Nova Scotia Series 204-2(a)
09/22/16	0.600%	35,000,000	34,968,500

HSBC Bank PLC Series 204-2(a)(b)
08/01/16	0.660%	14,000,000	14,000,058

HSBC USA, Inc. Series 204-2(a)
09/13/16	0.620%	30,000,000	29,976,750

Total			123,944,533

FINANCE COMPANIES 3.0%
GE Capital Treasury LLC Series 203-a-3
08/05/16	0.300%	46,000,000	45,997,393

INTEGRATED ENERGY 6.0%
Chevron Corp.(a) Series 204-2
08/03/16	0.280%	18,000,000	17,999,320
08/16/16	0.310%	28,000,000	27,995,769

Exxon Mobil Corp. Series 203-a-3
08/01/16	0.280%	24,000,000	23,999,440
09/28/16	0.440%	21,000,000	20,984,600

Total			90,979,129

LIFE INSURANCE 4.7%
New York Life Capital Corp.(a)
09/27/16	0.450%	30,000,000	29,977,875
Series 204-2
09/23/16	0.450%	15,000,000	14,989,688

Pricoa Short Term Funding Series 204-2(a)
09/19/16	0.600%	26,000,000	25,977,900

Total			70,945,463

PHARMACEUTICALS 10.3%
Merck & Co., Inc. Series 204-2(a)
08/16/16	0.340%	40,000,000	39,993,389

Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Novartis Finance Corp.(a) Series 204-2
08/01/16	0.330%	26,000,000	25,999,292
09/26/16	0.520%	19,000,000	18,984,082

Roche Holdings, Inc.(a) Series 204-2
08/25/16	0.410%	25,000,000	24,992,417
09/01/16	0.400%	21,000,000	20,992,107

Sanofi Aventis(a)
09/20/16	0.530%	25,450,000	25,430,517

Total			156,391,804

PROPERTY & CASUALTY 2.1%
Travelers Co., Inc.(a) Series 204-2
08/01/16	0.220%	20,000,000	19,999,633
08/02/16	0.270%	12,500,000	12,499,625

Total			32,499,258

RETAILERS 2.9%
Wal-Mart Stores, Inc. Series 204-2(a)
08/15/16	0.330%	45,000,000	44,993,000

TECHNOLOGY 3.0%
International Business Machines Co.(a) Series 204-2
09/26/16	0.450%	25,000,000	24,981,875
09/28/16	0.450%	21,000,000	20,984,250

Total			45,966,125

Total Commercial Paper
(Cost: $611,716,705)			611,716,705

Certificates of Deposit 12.7%
Australia & New Zealand Banking Group Ltd.
08/04/16	0.400%	46,000,000	46,000,000

BB&T Corp.
09/21/16	0.570%	35,000,000	35,000,000
09/26/16	0.520%	10,000,000	10,000,000

Bank of Montreal
08/11/16	0.560%	10,000,000	10,000,000

Canadian Imperial Bank of Commerce
08/02/16	0.350%	46,000,000	46,000,000

Toronto-Dominion Bank (The)
08/29/16	0.430%	46,000,000	46,000,000

Total Certificates of Deposit
(Cost: $193,000,000)			193,000,000

U.S. Government & Agency Obligations 28.2%
Federal Agricultural Mortgage Corp. Discount Notes
10/03/16	0.380%	10,000,000	9,993,139

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	5

COLUMBIA MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Farm Credit Discount Notes
11/03/16	0.350%	5,000,000	4,995,333

Federal Home Loan Banks Discount Notes
08/03/16	0.310%	19,000,000	18,999,187
08/04/16	0.260%	12,200,000	12,199,483
08/05/16	0.230%	9,000,000	8,999,610
08/09/16	0.380%	14,000,000	13,998,406
08/12/16	0.300%	15,484,000	15,482,211
08/17/16	0.400%	33,000,000	32,993,070
08/24/16	0.320%	2,000,000	1,999,542
09/01/16	0.330%	15,000,000	14,995,463
09/13/16	0.320%	17,000,000	16,993,200
09/19/16	0.330%	12,000,000	11,994,305
09/23/16	0.400%	15,000,000	14,990,833
10/21/16	0.370%	40,000,000	39,966,339

Federal Home Loan Banks
08/08/16	0.370%	35,000,000	34,996,413
08/10/16	0.280%	19,676,000	19,674,166
08/22/16	0.320%	12,000,000	11,997,470
09/07/16	0.310%	11,000,000	10,996,246
05/25/17	0.750%	32,000,000	32,000,000

Federal Home Loan Banks(b)
08/26/16	0.460%	30,000,000	30,000,000
11/03/16	0.520%	15,250,000	15,250,000
01/13/17	0.630%	19,000,000	19,000,000

Federal Home Loan Mortgage Corp.
03/09/17	0.750%	15,500,000	15,500,000

Federal National Mortgage Association
08/01/16	0.110%	22,000,000	21,999,804

Total U.S. Government & Agency Obligations
(Cost: $430,014,220)			430,014,220

Repurchase Agreements 7.4%
Tri-party RBC Capital Markets LLC dated 07/29/16, matures 08/01/16, repurchase price $75,001,875 (collateralized by U.S. Treasury Securities, Total Market Value $76,500,072)
	0.300%	75,000,000	75,000,000

Repurchase Agreements (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party TD Securities (USA) LLC dated 07/29/16, matures 08/01/16, repurchase price $38,001,045 (collateralized by U.S. Treasury Securities, Total Market Value $38,760,001)
	0.330%	38,000,000	38,000,000

Total Repurchase Agreements
(Cost: $113,000,000)			113,000,000

Asset-Backed Securities — Non-Agency —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS OTHER —%
Dell Equipment Finance Trust Series 2015-2 Class A1(a)
10/24/16	0.530%	461,755	461,755

Total Asset-Backed Securities — Non-Agency
(Cost: $461,755)			461,755

U.S. Treasury Obligations 8.8%
U.S. Treasury(b)
04/30/17	0.394%	24,000,000	23,997,627
07/31/17	0.397%	35,000,000	34,961,724
10/31/17	0.488%	40,000,000	39,983,789
01/31/18	0.592%	35,000,000	35,044,978

Total U.S. Treasury Obligations
(Cost: $133,988,118)			133,988,118

Total Investments
(Cost: $1,527,140,266)			1,527,140,266

Other Assets & Liabilities, Net			(1,774,791)

Net Assets			1,525,365,475

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2016, the value of these securities amounted to $521,157,270 or 34.17% of net assets.

(b)	Variable rate security.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2016

COLUMBIA MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Asset-Backed Commercial Paper	—	44,959,468	—	44,959,468

Commercial Paper	—	611,716,705	—	611,716,705

Certificates of Deposit	—	193,000,000	—	193,000,000

U.S. Government & Agency Obligations	—	430,014,220	—	430,014,220

Repurchase Agreements	—	113,000,000	—	113,000,000

Asset-Backed Securities — Non-Agency	—	461,755	—	461,755

U.S. Treasury Obligations	—	133,988,118	—	133,988,118

Total Investments	—	1,527,140,266	—	1,527,140,266

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,414,140,266)	$1,414,140,266

Repurchase agreements (identified cost $113,000,000)	113,000,000

Total investments (identified cost $1,527,140,266)	1,527,140,266

Cash	82,815

Receivable for:

Capital shares sold	3,529,503

Interest	323,731

Expense reimbursement due from Investment Manager	7,778

Prepaid expenses	9,029

Other assets	3,719

Total assets	1,531,096,841

Liabilities

Payable for:

Capital shares purchased	5,165,315

Dividend distributions to shareholders	11,114

Management services fees	15,819

Distribution and/or service fees	22

Transfer agent fees	205,819

Compensation of board members	150,280

Other expenses	182,997

Total liabilities	5,731,366

Net assets applicable to outstanding capital stock	$1,525,365,475

Represented by

Paid-in capital	$1,525,148,973

Excess of distributions over net investment income	(159,629)

Accumulated net realized gain	376,131

Total — representing net assets applicable to outstanding capital stock	$1,525,365,475

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A

Net assets	$1,329,246,717

Shares outstanding	1,328,747,354

Net asset value per share	$1.00

Class B

Net assets	$1,060,348

Shares outstanding	1,061,192

Net asset value per share	$1.00

Class C

Net assets	$24,136,539

Shares outstanding	24,131,875

Net asset value per share	$1.00

Class I

Net assets	$662,664

Shares outstanding	662,001

Net asset value per share	$1.00

Class R

Net assets	$5,905,313

Shares outstanding	5,905,279

Net asset value per share	$1.00

Class R5

Net assets	$1,196,639

Shares outstanding	1,196,215

Net asset value per share	$1.00

Class W

Net assets	$88,321

Shares outstanding	88,298

Net asset value per share	$1.00

Class Z

Net assets	$163,068,934

Shares outstanding	163,051,628

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA MONEY MARKET FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income

Income:

Interest	$5,010,043

Total income	5,010,043

Expenses:

Management services fees	5,882,567

Distribution and/or service fees

Class B	13,762

Transfer agent fees

Class A	3,515,252

Class B	4,699

Class C	65,123

Class R	16,629

Class R5	235

Class W	212

Class Z	374,001

Compensation of board members	30,832

Custodian fees	20,101

Printing and postage fees	319,219

Registration fees	126,022

Audit fees	21,960

Legal fees	20,587

Other	43,695

Total expenses	10,454,896

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,567,974)

Expense reductions	(3,422)

Total net expenses	4,883,500

Net investment income	126,543

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	376,966

Net realized gain	376,966

Net realized and unrealized gain	376,966

Net increase in net assets resulting from operations	$503,509

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations

Net investment income	$126,543	$109,179

Net realized gain	376,966	916

Net increase in net assets resulting from operations	503,509	110,095

Distributions to shareholders

Net investment income

Class A	(113,509)	(120,645)

Class B	(132)	(299)

Class C	(2,467)	(2,232)

Class I	(66)	(66)

Class R	(638)	(688)

Class R5	(123)	(56)

Class W	(8)	(7)

Class Z	(14,495)	(13,963)

Total distributions to shareholders	(131,438)	(137,956)

Decrease in net assets from capital stock activity	(76,543,064)	(190,464,626)

Total decrease in net assets	(76,170,993)	(190,492,487)

Net assets at beginning of year	1,601,536,468	1,792,028,955

Net assets at end of year	$1,525,365,475	$1,601,536,468

Excess of distributions over net investment income	$(159,629)	$(155,569)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,438,478,681	1,438,478,682	1,781,376,383	1,781,376,383

Distributions reinvested	111,588	111,588	119,744	119,744

Redemptions	(1,533,207,361)	(1,533,207,588)	(1,963,459,946)	(1,963,459,948)

Net decrease	(94,617,092)	(94,617,318)	(181,963,819)	(181,963,821)

Class B shares

Subscriptions	817,645	817,646	1,289,228	1,289,227

Distributions reinvested	101	101	243	243

Redemptions(a)	(2,232,023)	(2,231,798)	(4,501,077)	(4,501,076)

Net decrease	(1,414,277)	(1,414,051)	(3,211,606)	(3,211,606)

Class C shares

Subscriptions	28,981,291	28,981,291	35,134,438	35,134,438

Distributions reinvested	2,342	2,342	2,146	2,146

Redemptions	(30,700,462)	(30,700,462)	(37,311,218)	(37,311,218)

Net decrease	(1,716,829)	(1,716,829)	(2,174,634)	(2,174,634)

Class I shares

Distributions reinvested	66	66	65	65

Net increase	66	66	65	65

Class R shares

Subscriptions	7,769,789	7,769,789	8,116,145	8,116,145

Distributions reinvested	630	630	677	677

Redemptions	(8,521,255)	(8,521,255)	(9,512,339)	(9,512,340)

Net decrease	(750,836)	(750,836)	(1,395,517)	(1,395,518)

Class R5 shares

Subscriptions	2,695,253	2,695,253	270,028	270,028

Distributions reinvested	123	123	56	56

Redemptions	(2,144,024)	(2,144,025)	(123,979)	(123,979)

Net increase	551,352	551,351	146,105	146,105

Class W shares

Subscriptions	297,406	297,406	208,782	208,782

Distributions reinvested	8	8	6	6

Redemptions	(254,053)	(254,053)	(213,373)	(213,373)

Net increase (decrease)	43,361	43,361	(4,585)	(4,585)

Class Z shares

Subscriptions	127,262,023	127,262,023	64,597,472	64,597,473

Distributions reinvested	12,326	12,326	11,161	11,161

Redemptions	(105,913,157)	(105,913,157)	(66,469,266)	(66,469,266)

Net increase (decrease)	21,361,192	21,361,192	(1,860,633)	(1,860,632)

Total net decrease	(76,543,063)	(76,543,064)	(190,464,624)	(190,464,626)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		—		(0.000	)(a)	—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.03%		0.01%

Ratios to average net assets

Total gross expenses	0.67%		0.71%		0.78%		0.80%		0.71%

Total net expenses(b)	0.31	%(c)	0.11	%(c)	0.09	%(c)	0.13	%(c)	0.14	%(c)

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$1,329,247		$1,423,534		$1,605,518		$1,756,157		$1,846,163

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	0.000	(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		—		(0.000	)(a)	—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.03%		0.01%

Ratios to average net assets

Total gross expenses	1.42%		1.47%		1.53%		1.55%		1.46%

Total net expenses(b)	0.29	%(c)	0.12	%(c)	0.10	%(c)	0.14	%(c)	0.14	%(c)

Net investment income (loss)	0.01%		(0.01%)		(0.01%)		(0.00	%)(a)	(0.00	%)(a)

Supplemental data

Net assets, end of period (in thousands)	$1,060		$2,474		$5,686		$9,860		$12,159

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		—		(0.000	)(a)	—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.03%		0.01%

Ratios to average net assets

Total gross expenses	0.67%		0.71%		0.78%		0.79%		0.72%

Total net expenses(b)	0.31	%(c)	0.11	%(c)	0.09	%(c)	0.13	%(c)	0.13	%(c)

Net investment income	0.01%		0.01%		0.01%		0.00	%(a)	0.01%

Supplemental data

Net assets, end of period (in thousands)	$24,137		$25,847		$28,023		$27,580		$10,252

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		—		(0.000	)(a)	—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.03%		0.01%

Ratios to average net assets

Total gross expenses	0.42%		0.41%		0.41%		0.40%		0.40%

Total net expenses(b)	0.32%		0.10%		0.09%		0.12%		0.10%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.03%

Supplemental data

Net assets, end of period (in thousands)	$663		$662		$662		$662		$391

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		—		(0.000	)(a)	—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.03%		0.01%

Ratios to average net assets

Total gross expenses	0.67%		0.71%		0.78%		0.78%		0.71%

Total net expenses(b)	0.30	%(c)	0.11	%(c)	0.09	%(c)	0.12	%(c)	0.14	%(c)

Net investment income	0.01%		0.01%		0.01%		0.00	%(a)	0.02%

Supplemental data

Net assets, end of period (in thousands)	$5,905		$6,655		$8,051		$6,904		$654

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		—		(0.000	)(a)	—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.03%		0.01%

Ratios to average net assets

Total gross expenses	0.43%		0.43%		0.44%		0.44%		0.42%

Total net expenses(b)	0.31%		0.10%		0.09%		0.13%		0.12%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.03%

Supplemental data

Net assets, end of period (in thousands)	$1,197		$645		$499		$640		$773

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		—		(0.000	)(a)	—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.03%		0.01%

Ratios to average net assets

Total gross expenses	0.67%		0.71%		0.79%		0.80%		0.74%

Total net expenses(b)	0.35	%(c)	0.11	%(c)	0.10	%(c)	0.12	%(c)	0.13	%(c)

Net investment income	0.01%		0.01%		0.00	%(a)	0.01%		0.00	%(a)

Supplemental data

Net assets, end of period (in thousands)	$88		$45		$50		$2,073		$2,074

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Net realized and unrealized gain	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net realized gains	—		—		—		(0.000	)(a)	—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.03%		0.01%

Ratios to average net assets

Total gross expenses	0.67%		0.71%		0.78%		0.80%		0.71%

Total net expenses(b)	0.32	%(c)	0.11	%(c)	0.09	%(c)	0.13	%(c)	0.14	%(c)

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$163,069		$141,674		$143,541		$129,435		$70,390

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective October 1, 2016, the Fund will be renamed Columbia Government Money Market Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

22	Annual Report 2016

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Repurchase Agreements

The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2016:

	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	75,000,000	38,000,000	113,000,000
Total Financial and Derivative Net Assets	75,000,000	38,000,000	113,000,000
Total collateral received (pledged)(a)	75,000,000	38,000,000	113,000,000
Net Amount(b)	—	—	—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may

Annual Report 2016	23

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Money Market Fund Reform

In July 2014, the U.S. Securities and Exchange Commission adopted amendments to the rules that govern money market funds, which will significantly change the way certain money market funds will be required to operate. These rules provide boards of trustees with the discretion to impose liquidity fees and/or redemption gates for non-government money market funds if portfolio liquidity drops below specified levels and will require institutional prime money market funds to price shares with a floating net asset value. Non-government money market funds will be required to restrict beneficial owners to natural persons if they want to continue to maintain a stable net asset value. Government money market funds will not be required to float their net asset value or make themselves subject to liquidity fees and/or redemption gates. Money market funds are required to comply with the liquidity fees, redemption gates and floating net asset value rules by October 14, 2016. The Board approved a recommendation made by Columbia Management Investment Advisers, LLC (the Investment Manager) to convert the Fund to a government money market fund on or about October 1, 2016. On such date, the Fund will be re-named Columbia Government Money Market Fund, and will be required to invest at least 99.5% of its assets in cash, government securities and/or repurchase agreements collateralized solely by cash or government securities. By converting to a government money market fund, the Fund will seek to maintain a stable net asset value per share and will not be required to be subject to liquidity fees or redemption gates.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.38% of the Fund’s average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,710,367, and the administrative services fee paid to the Investment Manager was $290,034.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $2,392.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition,

24	Annual Report 2016

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares do not pay transfer agency fees.

For the year ended July 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.26
Class C	0.26
Class R	0.26
Class R5	0.02
Class W	0.25
Class Z	0.26

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $3,422.

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2016, the Fund’s total potential future obligation over the life of the Guaranty is $59,719. The liability remaining at July 31, 2016 for non-recurring charges associated with the lease amounted to $34,195 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2016 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719, which approximates the fair value of the ownership interest.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 0.85%, 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively. For the year ended July 31, 2016, the Fund did not pay fees for Class A, Class C, Class R and Class W shares. For Class B shares, of the 0.85% fee, up to 0.75% is reimbursed for distribution expenses. For the year ended July 31, 2016, the Fund paid fees equal to 0.75% of the 0.85% for Class B shares.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,048,000 and $1,615,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

CDSCs received by the Distributor for distributing Fund shares were $130 for Class A, $937 for Class B and $5,800 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless

Annual Report 2016	25

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2015 Through November 30, 2016	Prior to December 1, 2015
Class A	0.62%	0.62%
Class B	1.27	1.27
Class C	1.27	1.27
Class I	0.33	0.32
Class R	0.77	0.77
Class R5	0.38	0.37
Class W	0.62	0.62
Class Z	0.52	0.52

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for Trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$835
Accumulated net realized gain	(835)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2016 ($)	Year Ended July 31, 2015 ($)
Ordinary income	130,603	137,956
Long-term capital gains	835	—
Total	131,438	137,956

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$376,131

At July 31, 2016, the cost of investments for federal income tax purposes was $1,527,140,266.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

26	Annual Report 2016

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Note 5. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 6. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 85.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 2 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further,

Annual Report 2016	27

COLUMBIA MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Annual Report 2016

COLUMBIA MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Money Market Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

September 21, 2016

Annual Report 2016	29

COLUMBIA MONEY MARKET FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$395,814

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

30	Annual Report 2016

COLUMBIA MONEY MARKET FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016	31

COLUMBIA MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust (11 funds), 2005-2016

32	Annual Report 2016

COLUMBIA MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119	Director, Abt Associates (government contractor) since 2001; Director, ICI Mutual Insurance Company, since 2011; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well- being solutions), 2005-2015

Annual Report 2016	33

COLUMBIA MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	175	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

34	Annual Report 2016

COLUMBIA MONEY MARKET FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	35

COLUMBIA MONEY MARKET FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Money Market Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts’ model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

36	Annual Report 2016

COLUMBIA MONEY MARKET FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2016	37

COLUMBIA MONEY MARKET FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

38	Annual Report 2016

COLUMBIA MONEY MARKET FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	39

Columbia Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN200_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001–2003 and 2011–2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Inflation Protected Securities Fund (the Fund) Class A shares returned 4.41% excluding sales charges for the 12-month period ended July 31, 2016.

■	The Fund underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, which returned 5.04% for the same 12-month period.

■

The Fund’s performance was constrained by a decline in U.S. inflation expectations over the period, which hurt performance for its holdings of Treasury Inflation Protected Securities (TIPS). Exposure to interest rates and curve positioning aided performance, as did non-benchmark positions in non-U.S. inflation-linked bonds and investment-grade corporate bonds.

Average Annual Total Returns (%) (for period ended July 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	03/04/04
Excluding sales charges		4.41	1.13	3.71
Including sales charges		1.32	0.52	3.39
Class B	03/04/04
Excluding sales charges		3.53	0.36	2.93
Including sales charges		-1.47	0.03	2.93
Class C	03/04/04
Excluding sales charges		3.66	0.35	2.93
Including sales charges		2.66	0.35	2.93
Class I	03/04/04	4.84	1.58	4.12
Class K	03/04/04	4.52	1.25	3.84
Class R*	08/03/09	4.09	0.87	3.41
Class R5*	11/08/12	4.75	1.42	3.86
Class W*	12/01/06	4.40	1.12	3.67
Class Z*	09/27/10	4.74	1.38	3.86
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index		5.04	2.02	4.67

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Effective August 24, 2016, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index was rebranded as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	3

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2006 — July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Inflation Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2016, the Fund’s Class A shares returned 4.41% excluding sales charges. The Fund underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, which returned 5.04% over the same period. The Fund’s performance was constrained by a decline in U.S. inflation expectations over the period, which hurt performance for its holdings of Treasury Inflation Protected Securities (TIPS). Exposure to interest rates and curve positioning aided performance, as did non-benchmark positions in non-U.S. inflation-linked bonds and investment-grade corporate bonds.

A Tale of Two Periods

Returns for TIPS are influenced both by changes in inflation expectations and the direction of nominal U.S. Treasury yields. For the second half of 2015 and into early February 2016, inflation expectations were generally depressed by continued weakening in commodity markets, highlighted by yet another downward leg for oil which trimmed more than 50% from the price of a barrel of crude oil. For 10-year TIPS, the inflation break-even rate declined from approximately 1.90% at the end of June 2015 to 1.20% in early February 2016.

February 11 is generally viewed in retrospect as a pivot point in the markets, as sentiment with respect to risk assets and inflation rebounded from this point forward. The shift was enabled in part by a consensus that China’s growth would stabilize at an acceptable level, which in turn helped support a partial recovery in prices for oil and other commodities. Credit spreads narrowed notably, especially for energy-sensitive sectors of the bond market. Inflation expectations partially retraced their earlier decline, with the 10-year TIPS break-even rate closing the period at the 1.50% level.

While break-evens finished the period somewhat lower, the backdrop with respect to nominal interest rates was highly favorable for fixed-income instruments, including TIPS. Given indications from the Federal Reserve (the Fed) that the path of future benchmark rate hikes would be more elongated that originally anticipated, Treasury yields declined substantially over the 12 months ended July 2016. To illustrate, the five-year Treasury yield went from 1.54% to 1.03%, the 10-year from 2.20% to 1.46%, the 20-year from 2.62% to 1.78%, and the 30-year from 2.92% to 2.18%.

Decline in U.S. Inflation Expectations Constrained Returns

Most elements of the Fund’s positioning added to returns relative to the benchmark for the fiscal period. That said, with respect to its core TIPS exposure, the Fund was positioned for a strengthening in expectations for U.S. inflation, and this acted as a constraint on returns as break-evens ended the period lower. As noted, the rebound in inflation expectations that began in February was not sufficient to recover all of the ground lost in the wake of the earlier collapse in energy prices.

An emphasis on the long-end of the TIPS maturity spectrum helped performance, as this segment benefited the most from the backdrop of declining nominal yields. In addition, the Fund was positioned overall to benefit from the flattening in the TIPS break-even curve. The Fund’s out-of-benchmark exposures designed to benefit from any improvement in inflation prospects were generally additive to performance. Specifically,

Portfolio Management

Orhan Imer, Ph.D., CFA

David Kennedy

Portfolio Breakdown (%) (at July 31, 2016)
Asset-Backed Securities — Non-Agency	4.1
Corporate Bonds & Notes	12.5
Foreign Government Obligations	0.1
Inflation-Indexed Bonds	83.2
Money Market Funds	0.0	(a)
Residential Mortgage-Backed Securities — Non-Agency	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at July 31, 2016)
AAA rating	76.4
AA rating	4.3
A rating	3.4
BBB rating	7.8
BB rating	7.8
B rating	0.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016	5

COLUMBIA INFLATION PROTECTED SECURITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Market Exposure Through Derivatives Investments (% of notional exposure) (at July 31, 2016)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	191.1	(264.2)	(73.1)
Foreign Currency Derivative Contracts	12.6	(39.6)	(27.0)
Total Notional Market Value of Derivative Contracts	203.7	(303.8)	(100.1)

(a)	The Fund has market exposure (long and/or short) to the fixed income asset class and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.

holdings of investment-grade corporate bonds in areas of the market sensitive to inflation, such as energy, materials and mining, experienced narrowing spreads and rising prices for the 12 months. This allocation was trimmed on strength in order to lock in gains. In addition, positive returns experienced on holdings of emerging markets inflation-linked bonds, in particular in Brazil and Mexico, were enhanced by currency strengthening versus the U.S. dollar.

During the period, we invested in forward contracts to manage currency risk on investments denominated in foreign currencies, seeking to mitigate the impact of changes in exchange rates on Fund returns. We invested in highly liquid, widely traded Treasury futures contracts to help manage overall portfolio duration and corresponding sensitivity to changes in market interest rates. We also invested in credit default swaps to alleviate credit risk in the portfolio. While generally used as hedging instruments, on a stand-alone basis, all of these derivative instruments negatively impacted Fund performance.

While both categories are positioned to benefit from the apparent stabilization in energy prices, we viewed inflation break-evens as presenting attractive value relative to spread-based asset classes. The Fund remained positioned overall at period end for inflation to surprise the market on the upside, in part because inflation has been running below the Fed’s target range. Conversely, we have trimmed exposure to credits in inflation-sensitive areas of the bond market given the recent narrowing of spreads. With respect to the Fund’s exposure to changes in real interest rates, we have a preference for overseas developed markets over the U.S. given the bond purchase programs currently being undertaken by central banks in Europe and Japan.

At period end, the Fund remained positioned constructively with respect to U.S. inflation, as expectations for headline inflation, which drive movements in TIPS break-even rates, appeared to reflect more sustained weakness in energy prices than we anticipate. In addition, our view was that the U.S. dollar had likely already experienced most of the positive impact from the anticipation of Fed tightening, and that it could ease from current levels. We continued to see value in a number of inflation-sensitive areas outside of TIPS, in particular investment-grade credits in the mining and energy sectors.

With the Fed approaching the beginning of a tightening cycle, the Fund was positioned at the end of the reporting period for a flattening of the yield curve, and overall portfolio duration was somewhat lower than that of the benchmark.

6	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,094.80	1,020.89	4.17	4.02	0.80
Class B	1,000.00	1,000.00	1,090.00	1,017.16	8.05	7.77	1.55
Class C	1,000.00	1,000.00	1,090.30	1,017.16	8.06	7.77	1.55
Class I	1,000.00	1,000.00	1,097.80	1,022.73	2.24	2.16	0.43
Class K	1,000.00	1,000.00	1,094.70	1,021.23	3.80	3.67	0.73
Class R	1,000.00	1,000.00	1,093.00	1,019.64	5.46	5.27	1.05
Class R5	1,000.00	1,000.00	1,097.20	1,022.48	2.50	2.41	0.48
Class W	1,000.00	1,000.00	1,094.70	1,020.89	4.17	4.02	0.80
Class Z	1,000.00	1,000.00	1,096.90	1,022.13	2.87	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016	7

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 12.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AUTOMOTIVE 0.2%
General Motors Co.
04/01/46	6.750%	250,000	324,820

BANKING 0.6%
Citigroup, Inc. Subordinated
07/25/28	4.125%	1,000,000	1,019,287

ELECTRIC 1.3%
FirstEnergy Corp.
11/15/31	7.375%	1,000,000	1,290,770

TransAlta Corp.
03/15/40	6.500%	1,000,000	845,198

Total			2,135,968

FINANCE COMPANIES 0.5%
International Lease Finance Corp.
04/15/21	4.625%	750,000	802,500

FOOD AND BEVERAGE 0.4%
Molson Coors Brewing Co.
07/15/46	4.200%	700,000	737,600

INDEPENDENT ENERGY 1.0%
Canadian Natural Resources Ltd.
02/01/39	6.750%	500,000	559,581

Hess Corp.
08/15/31	7.300%	468,000	539,887

Murphy Oil Corp.
06/01/22	4.000%	150,000	130,395

Murphy Oil Corp.(a)
12/01/22	0.000%	500,000	451,233

Total			1,681,096

LIFE INSURANCE 0.5%
American International Group, Inc.
07/10/25	3.750%	680,000	704,015

Genworth Holdings, Inc.
06/15/34	6.500%	250,000	173,750

Total			877,765

METALS 2.1%
Freeport-McMoRan, Inc.
03/15/23	3.875%	500,000	430,025

Glencore Finance Canada Ltd.(a)(b)
10/25/42	5.550%	500,000	440,000

Kinross Gold Corp.
03/15/24	5.950%	500,000	510,500

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teck Resources Ltd.
02/01/43	5.400%	750,000	521,250

Vale Overseas Ltd.
01/11/22	4.375%	750,000	728,438

Vale SA
09/11/42	5.625%	1,000,000	852,500

Total			3,482,713

MIDSTREAM 1.7%
Energy Transfer Partners LP
03/15/45	5.150%	750,000	697,775

Kinder Morgan Energy Partners LP
02/01/19	2.650%	84,000	84,912
05/01/24	4.300%	160,000	162,454
11/01/42	4.700%	750,000	674,475

Williams Partners LP
01/15/25	3.900%	500,000	473,635
09/15/45	5.100%	750,000	674,744

Total			2,767,995

OIL FIELD SERVICES 0.4%
Noble Holding International Ltd.
03/15/42	5.250%	1,250,000	700,750

RETAILERS 0.3%
Macys Retail Holdings, Inc.
01/15/21	3.450%	500,000	523,925

TECHNOLOGY 0.6%
Apple, Inc.
02/23/46	4.650%	845,000	964,304

WIRELINES 2.9%
AT&T, Inc.
03/15/42	5.150%	500,000	563,101

BellSouth LLC
10/15/31	6.875%	500,000	607,176
11/15/34	6.000%	508,000	570,398

CenturyLink, Inc.
04/01/17	6.000%	750,000	767,812

Indiana Bell Telephone Co., Inc.
08/15/26	7.300%	500,000	641,017

Telecom Italia Capital SA
06/04/38	7.721%	1,000,000	1,070,520

Verizon Communications, Inc.
08/21/46	4.862%	450,000	505,093

Total			4,725,117

Total Corporate Bonds & Notes
(Cost: $20,691,107)			20,743,840

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Residential Mortgage-Backed Securities — Non-Agency 0.1%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7
04/25/33	5.500%		223,290	226,855

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $224,597)				226,855

Asset-Backed Securities — Non-Agency 4.1%
Ares XXX CLO Ltd. Series 2014-30A Class A2(a)(b)
04/20/23	1.546%		634,896	630,400

Carlyle Global Market Strategies CLO Series 2014-3A Class A2(a)(b)
07/27/26	2.834%		1,000,000	1,000,231

Carlyle Global Market Strategies Series 2012-2AR Class B1R(a)(b)
07/20/23	2.796%		2,000,000	1,989,838

OHA Credit Partners VIII Ltd. Series 2013-8A Class B(a)(b)
04/20/25	2.346%		1,000,000	980,975

OZLM VII Ltd. Series 2014-7A Class A2A(a)(b)
07/17/26	2.729%		1,000,000	997,365

Octagon Investment Partners XXI Ltd. Series 2014-1A Class A2(a)(b)
11/14/26	3.026%		1,000,000	1,000,846

Symphony CLO V Ltd. Series 2007-5A Class A1(a)(b)
01/15/24	1.430%		224,405	220,552

Total Asset-Backed Securities — Non-Agency
(Cost: $6,829,140)				6,820,207

Inflation-Indexed Bonds(c) 83.7%
BRAZIL 6.8%
Brazil Notas do Tesouro Nacional
08/15/16	6.000%	BRL	8,734,910	2,765,399
08/15/18	6.000%	BRL	24,015,170	7,538,864
08/15/40	6.000%	BRL	2,684,530	870,988

Total				11,175,251

MEXICO 0.6%
Mexican Udibonos
11/15/40	4.000%	MXN	16,558,824	1,010,574

Inflation-Indexed Bonds(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
NEW ZEALAND 1.3%
New Zealand Government Bond(b)
09/20/25	2.000%	NZD	2,842,227	2,162,981

UNITED STATES 75.0%
U.S. Treasury Inflation-Indexed Bond
04/15/20	0.125%		1,025,590	1,043,979
01/15/22	0.125%		2,652,850	2,697,617
01/15/23	0.125%		23,411,475	23,723,620
01/15/24	0.625%		11,837,295	12,416,979
01/15/25	0.250%		20,026,697	20,435,582
07/15/25	0.375%		2,531,925	2,621,201
01/15/27	2.375%		8,932,125	11,006,986
01/15/28	1.750%		12,610,730	14,849,790
02/15/43	0.625%		2,350,440	2,376,363

U.S. Treasury Inflation-Indexed Bond(d)
01/15/29	2.500%		7,271,225	9,282,366
02/15/42	0.750%		23,118,075	23,997,949

Total				124,452,432

Total Inflation-Indexed Bonds
(Cost: $134,509,777)				138,801,238

Foreign Government Obligations(e) 0.1%
NETHERLANDS 0.1%
Petrobras Global Finance BV
05/20/43	5.625%		250,000	182,500

Total Foreign Government Obligations
(Cost: $230,575)				182,500

Money Market Funds —%
		Shares		Value ($)
Columbia Short-Term Cash Fund, 0.439%(f)(g)			19,711	19,711

Total Money Market Funds
(Cost: $19,711)				19,711

Total Investments
(Cost: $162,504,907)				166,794,351

Other Assets & Liabilities, Net				(839,917)

Net Assets				165,954,434

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

The accompanying Notes to Financial Statements are an integral part of this statement.

At July 31, 2016, securities and cash totaling $2,185,577 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at July 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays	08/08/2016	750,000	EUR	829,740	USD	—	(8,958)

Citi	08/08/2016	1,647,925	USD	2,200,000	AUD	23,604	—

Credit Suisse	08/08/2016	750,000	EUR	831,263	USD	—	(7,436)

Credit Suisse	08/08/2016	5,331,000	NZD	3,752,903	USD	—	(96,036)

Deutsche Bank	08/08/2016	250,000	TRY	83,592	USD	29	—

Deutsche Bank	08/08/2016	3,300,000	TRY	1,072,647	USD	—	(30,383)

Deutsche Bank	08/08/2016	1,204,414	USD	3,552,755	TRY	—	(16,899)

Standard Chartered	08/08/2016	1,942,859	USD	36,582,000	MXN	6,917	—

Standard Chartered	08/08/2016	344,901	USD	6,500,000	MXN	1,541	—

State Street	08/08/2016	1,300,000	BRL	397,250	USD	—	(2,827)

State Street	08/08/2016	30,437,000	BRL	9,151,169	USD	—	(215,851)

Total						32,091	(378,390)

Futures Contracts Outstanding at July 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 5-Year Note	146	USD	17,814,281	09/2016	205,362	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 2-Year Note	(20)	USD	(4,380,000)	09/2016	5,853	—
U.S. Treasury Ultra 10-Year Note	(170)	USD	(24,854,531)	09/2016	—	(845,339)
U.S. Treasury Ultra 10-Year Note	(23)	USD	(3,362,672)	09/2016	—	(56,343)
U.S. Ultra Bond	(3)	USD	(571,594)	09/2016	—	(7,819)
U.S. Ultra Bond	(23)	USD	(4,382,219)	09/2016	—	(268,835)

Total			(37,551,016)		5,853	(1,178,336)

Cleared Credit Default Swap Contracts Outstanding at July 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 26	06/20/2021	1.000	USD	60,000,000	—	(144,470)

10	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Interest Rate Swap Contracts Outstanding at July 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	U.S. CPI Urban Consumers NSA	Fixed rate of 1.785%	10/21/2018	USD	4,000,000	—	(120,096)
Barclays	U.S. CPI Urban Consumers NSA	Fixed rate of 1.658%	12/03/2018	USD	10,000,000	—	(231,671)
Goldman Sachs International	U.S. CPI Urban Consumers NSA	Fixed rate of 1.895%	09/24/2018	USD	1,000,000	—	(36,542)
Goldman Sachs International	U.S. CPI Urban Consumers NSA	Fixed rate of 1.600%	12/08/2018	USD	10,000,000	—	(204,073)
Goldman Sachs International	U.S. CPI Urban Consumers NSA	Fixed rate of 1.448%	01/14/2021	USD	10,000,000	30,087	—
JPMorgan	U.S. CPI Urban Consumers NSA	Fixed rate of 1.870%	10/08/2018	USD	5,000,000	—	(173,421)
JPMorgan	U.S. CPI Urban Consumers NSA	Fixed rate of 1.490%	01/13/2021	USD	20,000,000	16,025	—
JPMorgan	U.S. CPI Urban Consumers NSA	Fixed rate of 1.810%	01/09/2025	USD	10,000,000	—	(338,732)

Total						46,112	(1,104,535)

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2016, the value of these securities amounted to $9,423,188 or 5.68% of net assets.

(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(e)	Principal and interest may not be guaranteed by the government.

(f)	The rate shown is the seven-day current annualized yield at July 31, 2016.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	453,919	38,971,956	(39,406,164)	19,711	2,484	19,711
Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
MXN	Mexican Peso
NZD	New Zealand Dollar
TRY	Turkish Lira
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	20,743,840	—	20,743,840

Residential Mortgage-Backed Securities — Non-Agency	—	226,855	—	226,855

Asset-Backed Securities — Non-Agency	—	6,820,207	—	6,820,207

Inflation-Indexed Bonds	—	138,801,238	—	138,801,238

Foreign Government Obligations	—	182,500	—	182,500

Investments measured at net asset value

Money Market Funds	—	—	—	19,711

Total Investments	—	166,774,640	—	166,794,351

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	32,091	—	32,091

Futures Contracts	211,215	—	—	211,215

Swap Contracts	—	46,112	—	46,112

Liabilities

Forward Foreign Currency Exchange Contracts	—	(378,390)	—	(378,390)

Futures Contracts	(1,178,336)	—	—	(1,178,336)

Swap Contracts	—	(1,249,005)	—	(1,249,005)

Total	(967,121)	165,225,448	—	164,278,038

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $162,485,196)	$166,774,640

Affiliated issuers (identified cost $19,711)	19,711

Total investments (identified cost $162,504,907)	166,794,351

Foreign currency (identified cost $21,437)	21,309

Margin deposits	1,005,497

Unrealized appreciation on forward foreign currency exchange contracts	32,091

Unrealized appreciation on swap contracts	46,112

Receivable for:

Capital shares sold	71,096

Dividends	266

Interest	469,944

Foreign tax reclaims	662

Variation margin	48,998

Expense reimbursement due from Investment Manager	600

Prepaid expenses	3,673

Total assets	168,494,599

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	378,390

Unrealized depreciation on swap contracts	1,104,535

Payable for:

Investments purchased	588,467

Capital shares purchased	105,939

Variation margin	259,106

Management services fees	2,309

Distribution and/or service fees	669

Transfer agent fees	9,909

Compensation of board members	42,799

Other expenses	48,042

Total liabilities	2,540,165

Net assets applicable to outstanding capital stock	$165,954,434

Represented by

Paid-in capital	$178,537,179

Excess of distributions over net investment income	(931,568)

Accumulated net realized loss	(13,424,248)

Unrealized appreciation (depreciation) on:

Investments	4,289,444

Foreign currency translations	(60)

Forward foreign currency exchange contracts	(346,299)

Futures contracts	(967,121)

Swap contracts	(1,202,893)

Total — representing net assets applicable to outstanding capital stock	$165,954,434

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A

Net assets	$58,151,319

Shares outstanding	6,294,278

Net asset value per share	$9.24

Maximum offering price per share(a)	$9.53

Class B

Net assets	$102,579

Shares outstanding	11,295

Net asset value per share	$9.08

Class C

Net assets	$6,863,807

Shares outstanding	757,378

Net asset value per share	$9.06

Class I

Net assets	$85,808,331

Shares outstanding	9,210,697

Net asset value per share	$9.32

Class K

Net assets	$43,146

Shares outstanding	4,663

Net asset value per share	$9.25

Class R

Net assets	$5,760,088

Shares outstanding	627,951

Net asset value per share	$9.17

Class R5

Net assets	$56,327

Shares outstanding	6,085

Net asset value per share	$9.26

Class W

Net assets	$249,682

Shares outstanding	26,985

Net asset value per share	$9.25

Class Z

Net assets	$8,919,155

Shares outstanding	961,566

Net asset value per share	$9.28

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income

Income:

Dividends — affiliated issuers	$2,484

Interest	5,523,788

Total income	5,526,272

Expenses:

Management services fees	855,936

Distribution and/or service fees

Class A	149,715

Class B	2,083

Class C	78,496

Class R	26,676

Class W	731

Transfer agent fees

Class A	91,087

Class B	320

Class C	11,962

Class K	20

Class R	8,101

Class R5	29

Class W	446

Class Z	13,361

Plan administration fees

Class K	98

Compensation of board members	12,202

Custodian fees	21,195

Printing and postage fees	15,120

Registration fees	96,780

Audit fees	32,296

Legal fees	8,348

Other	15,436

Total expenses	1,440,438

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(393,548)

Expense reductions	(20)

Total net expenses	1,046,870

Net investment income	4,479,402

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(6,709,355)

Foreign currency translations	81,277

Forward foreign currency exchange contracts	211,500

Futures contracts	(4,039,162)

Swap contracts	17,227

Net realized loss	(10,438,513)

Net change in unrealized appreciation (depreciation) on:

Investments	13,335,561

Foreign currency translations	3,581

Forward foreign currency exchange contracts	(472,397)

Futures contracts	272,119

Swap contracts	(554,334)

Net change in unrealized appreciation	12,584,530

Net realized and unrealized gain	2,146,017

Net increase in net assets resulting from operations	$6,625,419

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations

Net investment income	$4,479,402	$2,791,373

Net realized loss	(10,438,513)	(799,974)

Net change in unrealized appreciation (depreciation)	12,584,530	(16,279,047)

Net increase (decrease) in net assets resulting from operations	6,625,419	(14,287,648)

Distributions to shareholders

Net investment income

Class A	—	(423,108)

Class B	—	(3,718)

Class C	—	(34,492)

Class I	—	(497,023)

Class K	—	(200)

Class R	—	(23,776)

Class R5	—	(437)

Class W	—	(214,907)

Class Z	—	(74,885)

Total distributions to shareholders	—	(1,272,546)

Decrease in net assets from capital stock activity	(28,272,492)	(86,648,917)

Total decrease in net assets	(21,647,073)	(102,209,111)

Net assets at beginning of year	187,601,507	289,810,618

Net assets at end of year	$165,954,434	$187,601,507

Undistributed (excess of distributions over) net investment income	$(931,568)	$(998,924)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	556,109	4,866,227	1,062,590	9,774,000

Distributions reinvested	—	—	43,898	403,858

Redemptions	(2,232,647)	(19,333,615)	(3,001,730)	(27,338,602)

Net decrease	(1,676,538)	(14,467,388)	(1,895,242)	(17,160,744)

Class B shares

Subscriptions	1,183	10,598	2,199	20,000

Distributions reinvested	—	—	400	3,669

Redemptions(a)	(33,504)	(281,440)	(119,533)	(1,078,120)

Net decrease	(32,321)	(270,842)	(116,934)	(1,054,451)

Class C shares

Subscriptions	113,330	975,147	206,427	1,887,447

Distributions reinvested	—	—	2,347	21,471

Redemptions	(545,142)	(4,628,589)	(365,677)	(3,290,309)

Net decrease	(431,812)	(3,653,442)	(156,903)	(1,381,391)

Class I shares

Subscriptions	171,398	1,451,990	2,499,184	22,835,412

Distributions reinvested	—	—	54,018	496,963

Redemptions	(1,186,106)	(10,354,172)	(1,640,784)	(14,891,892)

Net increase (decrease)	(1,014,708)	(8,902,182)	912,418	8,440,483

Class K shares

Subscriptions	414	3,600	250	2,272

Distributions reinvested	—	—	16	149

Redemptions	(43)	(380)	(224)	(2,035)

Net increase	371	3,220	42	386

Class R shares

Subscriptions	268,881	2,301,419	190,982	1,734,323

Distributions reinvested	—	—	520	4,770

Redemptions	(239,609)	(2,068,464)	(205,355)	(1,855,412)

Net increase (decrease)	29,272	232,955	(13,853)	(116,319)

Class R5 shares

Subscriptions	4,467	39,900	2,886	26,351

Distributions reinvested	—	—	41	379

Redemptions	(7,070)	(61,350)	(4,162)	(38,620)

Net decrease	(2,603)	(21,450)	(1,235)	(11,890)

Class W shares

Subscriptions	—	—	431,288	3,968,540

Distributions reinvested	—	—	23,329	214,860

Redemptions	(17,737)	(153,067)	(8,501,152)	(78,364,921)

Net decrease	(17,737)	(153,067)	(8,046,535)	(74,181,521)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class Z shares

Subscriptions	150,024	1,329,838	753,590	6,963,291

Distributions reinvested	—	—	8,012	73,626

Redemptions	(273,788)	(2,370,134)	(906,603)	(8,220,387)

Net decrease	(123,764)	(1,040,296)	(145,001)	(1,183,470)

Total net decrease	(3,269,840)	(28,272,492)	(9,463,243)	(86,648,917)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2016		2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$8.85		$9.46		$9.73	$11.38		$11.03

Income from investment operations:

Net investment income	0.22		0.11		0.19	0.08		0.16

Net realized and unrealized gain (loss)	0.17		(0.68)		0.21	(0.66)		0.84

Total from investment operations	0.39		(0.57)		0.40	(0.58)		1.00

Less distributions to shareholders:

Net investment income	—		(0.04)		(0.11)	(0.11)		(0.22)

Net realized gains	—		—		(0.52)	(0.96)		(0.43)

Tax return of capital	—		—		(0.04)	—		—

Total distributions to shareholders	—		(0.04)		(0.67)	(1.07)		(0.65)

Net asset value, end of period	$9.24		$8.85		$9.46	$9.73		$11.38

Total return	4.41%		(6.01%)		4.46%	(5.69%)		9.44%

Ratios to average net assets(a)

Total gross expenses	1.03%		1.21%		1.15%	1.06%		1.06%

Total net expenses(b)	0.79	%(c)	0.82	%(c)	0.85%	0.85	%(c)	0.85	%(c)

Net investment income	2.51%		1.16%		1.97%	0.72%		1.45%

Supplemental data

Net assets, end of period (in thousands)	$58,151		$70,528		$93,302	$149,612		$340,942

Portfolio turnover	60%		88%		91%	114%		93%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class B	2016		2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$8.77		$9.42		$9.70	$11.38		$11.03

Income from investment operations:

Net investment income	0.13		0.02		0.11	(0.00	)(a)	0.08

Net realized and unrealized gain (loss)	0.18		(0.64)		0.21	(0.66)		0.84

Total from investment operations	0.31		(0.62)		0.32	(0.66)		0.92

Less distributions to shareholders:

Net investment income	—		(0.03)		(0.04)	(0.06)		(0.14)

Net realized gains	—		—		(0.52)	(0.96)		(0.43)

Tax return of capital	—		—		(0.04)	—		—

Total distributions to shareholders	—		(0.03)		(0.60)	(1.02)		(0.57)

Net asset value, end of period	$9.08		$8.77		$9.42	$9.70		$11.38

Total return	3.53%		(6.65%)		3.63%	(6.43%)		8.61%

Ratios to average net assets(b)

Total gross expenses	1.79%		1.96%		1.90%	1.81%		1.81%

Total net expenses(c)	1.53	%(d)	1.58	%(d)	1.60%	1.60	%(d)	1.59	%(d)

Net investment income (loss)	1.49%		0.21%		1.12%	(0.01%)		0.70%

Supplemental data

Net assets, end of period (in thousands)	$103		$382		$1,512	$3,433		$6,987

Portfolio turnover	60%		88%		91%	114%		93%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2016		2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$8.74		$9.40		$9.68	$11.36		$11.02

Income from investment operations:

Net investment income	0.15		0.04		0.12	(0.00	)(a)	0.08

Net realized and unrealized gain (loss)	0.17		(0.67)		0.20	(0.65)		0.83

Total from investment operations	0.32		(0.63)		0.32	(0.65)		0.91

Less distributions to shareholders:

Net investment income	—		(0.03)		(0.04)	(0.07)		(0.14)

Net realized gains	—		—		(0.52)	(0.96)		(0.43)

Tax return of capital	—		—		(0.04)	—		—

Total distributions to shareholders	—		(0.03)		(0.60)	(1.03)		(0.57)

Net asset value, end of period	$9.06		$8.74		$9.40	$9.68		$11.36

Total return	3.66%		(6.77%)		3.64%	(6.40%)		8.57%

Ratios to average net assets(b)

Total gross expenses	1.79%		1.96%		1.90%	1.81%		1.81%

Total net expenses(c)	1.54	%(d)	1.57	%(d)	1.60%	1.60	%(d)	1.60	%(d)

Net investment income (loss)	1.75%		0.41%		1.27%	(0.02%)		0.71%

Supplemental data

Net assets, end of period (in thousands)	$6,864		$10,399		$12,651	$15,310		$22,778

Portfolio turnover	60%		88%		91%	114%		93%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$8.89	$9.47	$9.74	$11.38	$11.03

Income from investment operations:

Net investment income	0.25	0.15	0.24	0.13	0.18

Net realized and unrealized gain (loss)	0.18	(0.68)	0.20	(0.66)	0.87

Total from investment operations	0.43	(0.53)	0.44	(0.53)	1.05

Less distributions to shareholders:

Net investment income	—	(0.05)	(0.15)	(0.15)	(0.27)

Net realized gains	—	—	(0.52)	(0.96)	(0.43)

Tax return of capital	—	—	(0.04)	—	—

Total distributions to shareholders	—	(0.05)	(0.71)	(1.11)	(0.70)

Net asset value, end of period	$9.32	$8.89	$9.47	$9.74	$11.38

Total return	4.84%	(5.57%)	4.91%	(5.26%)	9.91%

Ratios to average net assets(a)

Total gross expenses	0.63%	0.63%	0.61%	0.59%	0.56%

Total net expenses(b)	0.41%	0.37%	0.41%	0.42%	0.41%

Net investment income	2.89%	1.68%	2.52%	1.19%	1.64%

Supplemental data

Net assets, end of period (in thousands)	$85,808	$90,891	$88,179	$69,902	$87,654

Portfolio turnover	60%	88%	91%	114%	93%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$8.85	$9.45	$9.72	$11.38	$11.03

Income from investment operations:

Net investment income	0.23	0.13	0.22	0.09	0.17

Net realized and unrealized gain (loss)	0.17	(0.68)	0.19	(0.66)	0.85

Total from investment operations	0.40	(0.55)	0.41	(0.57)	1.02

Less distributions to shareholders:

Net investment income	—	(0.05)	(0.12)	(0.13)	(0.24)

Net realized gains	—	—	(0.52)	(0.96)	(0.43)

Tax return of capital	—	—	(0.04)	—	—

Total distributions to shareholders	—	(0.05)	(0.68)	(1.09)	(0.67)

Net asset value, end of period	$9.25	$8.85	$9.45	$9.72	$11.38

Total return	4.52%	(5.87%)	4.60%	(5.65%)	9.58%

Ratios to average net assets(a)

Total gross expenses	0.93%	0.93%	0.91%	0.89%	0.86%

Total net expenses(b)	0.71%	0.67%	0.71%	0.72%	0.69%

Net investment income	2.62%	1.39%	2.32%	0.88%	1.53%

Supplemental data

Net assets, end of period (in thousands)	$43	$38	$40	$48	$77

Portfolio turnover	60%	88%	91%	114%	93%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R	2016		2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$8.81		$9.43		$9.70	$11.36		$11.02

Income from investment operations:

Net investment income	0.20		0.08		0.18	0.06		0.18

Net realized and unrealized gain (loss)	0.16		(0.66)		0.20	(0.66)		0.79

Total from investment operations	0.36		(0.58)		0.38	(0.60)		0.97

Less distributions to shareholders:

Net investment income	—		(0.04)		(0.09)	(0.10)		(0.20)

Net realized gains	—		—		(0.52)	(0.96)		(0.43)

Tax return of capital	—		—		(0.04)	—		—

Total distributions to shareholders	—		(0.04)		(0.65)	(1.06)		(0.63)

Net asset value, end of period	$9.17		$8.81		$9.43	$9.70		$11.36

Total return	4.09%		(6.20%)		4.20%	(5.96%)		9.14%

Ratios to average net assets(a)

Total gross expenses	1.28%		1.46%		1.40%	1.31%		1.31%

Total net expenses(b)	1.04	%(c)	1.07	%(c)	1.10%	1.10	%(c)	1.10	%(c)

Net investment income	2.27%		0.93%		1.93%	0.54%		1.57%

Supplemental data

Net assets, end of period (in thousands)	$5,760		$5,272		$5,776	$4,824		$5,443

Portfolio turnover	60%		88%		91%	114%		93%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$8.84	$9.42	$9.69	$11.49

Income from investment operations:

Net investment income	0.25	0.13	0.34	0.09

Net realized and unrealized gain (loss)	0.17	(0.66)	0.10	(0.86)

Total from investment operations	0.42	(0.53)	0.44	(0.77)

Less distributions to shareholders:

Net investment income	—	(0.05)	(0.15)	(0.07)

Net realized gains	—	—	(0.52)	(0.96)

Tax return of capital	—	—	(0.04)	—

Total distributions to shareholders	—	(0.05)	(0.71)	(1.03)

Net asset value, end of period	$9.26	$8.84	$9.42	$9.69

Total return	4.75%	(5.62%)	4.88%	(7.27%)

Ratios to average net assets(b)

Total gross expenses	0.68%	0.68%	0.68%	0.64	%(c)

Total net expenses(d)	0.45%	0.42%	0.45%	0.47	%(c)

Net investment income	2.85%	1.47%	3.79%	1.16	%(c)

Supplemental data

Net assets, end of period (in thousands)	$56	$77	$93	$2

Portfolio turnover	60%	88%	91%	114%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2016		2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$8.86		$9.47		$9.74	$11.40		$11.05

Income from investment operations:

Net investment income	0.21		0.02		0.24	0.08		0.16

Net realized and unrealized gain (loss)	0.18		(0.59)		0.16	(0.66)		0.84

Total from investment operations	0.39		(0.57)		0.40	(0.58)		1.00

Less distributions to shareholders:

Net investment income	—		(0.04)		(0.11)	(0.12)		(0.22)

Net realized gains	—		—		(0.52)	(0.96)		(0.43)

Tax return of capital	—		—		(0.04)	—		—

Total distributions to shareholders	—		(0.04)		(0.67)	(1.08)		(0.65)

Net asset value, end of period	$9.25		$8.86		$9.47	$9.74		$11.40

Total return	4.40%		(6.00%)		4.44%	(5.74%)		9.43%

Ratios to average net assets(a)

Total gross expenses	1.03%		1.22%		1.16%	1.06%		1.09%

Total net expenses(b)	0.79	%(c)	0.83	%(c)	0.85%	0.85	%(c)	0.85	%(c)

Net investment income	2.47%		0.20%		2.59%	0.75%		1.42%

Supplemental data

Net assets, end of period (in thousands)	$250		$396		$76,624	$38,778		$39,315

Portfolio turnover	60%		88%		91%	114%		93%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA INFLATION PROTECTED SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2016		2015		2014	2013		2012
Per share data
Net asset value, beginning of period	$8.86		$9.45		$9.73	$11.38		$11.03

Income from investment operations:

Net investment income	0.24		0.12		0.28	0.11		0.19

Net realized and unrealized gain (loss)	0.18		(0.66)		0.13	(0.66)		0.84

Total from investment operations	0.42		(0.54)		0.41	(0.55)		1.03

Less distributions to shareholders:

Net investment income	—		(0.05)		(0.13)	(0.14)		(0.25)

Net realized gains	—		—		(0.52)	(0.96)		(0.43)

Tax return of capital	—		—		(0.04)	—		—

Total distributions to shareholders	—		(0.05)		(0.69)	(1.10)		(0.68)

Net asset value, end of period	$9.28		$8.86		$9.45	$9.73		$11.38

Total return	4.74%		(5.74%)		4.61%	(5.49%)		9.73%

Ratios to average net assets(a)

Total gross expenses	0.78%		0.96%		0.91%	0.81%		0.83%

Total net expenses(b)	0.54	%(c)	0.57	%(c)	0.60%	0.60	%(c)	0.59	%(c)

Net investment income	2.74%		1.29%		3.03%	1.04%		1.73%

Supplemental data

Net assets, end of period (in thousands)	$8,919		$9,618		$11,631	$1,734		$2,405

Portfolio turnover	60%		88%		91%	114%		93%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not

Annual Report 2016	29

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the New York Stock Exchange (NYSE) on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to

30	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the FCM, which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has less credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage credit risk exposure and to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on a notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market, to manage long or short exposure to an inflation index and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	32,091
Interest rate risk	Net assets — unrealized appreciation on futures contracts	211,215	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	46,112	*
Total		289,418

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	144,470	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	378,390
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,178,336	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	1,104,535	*
Total		2,805,731

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	17,227	17,227

Foreign exchange risk	211,500	—	—	211,500

Interest rate risk	—	(4,039,162)	—	(4,039,162)

Total	211,500	(4,039,162)	17,227	(3,810,435)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(132,270)	(132,270)

Foreign exchange risk	(472,397)	—	—	(472,397)

Interest rate risk	—	272,119	(422,064)	(149,945)

Total	(472,397)	272,119	(554,334)	(754,612)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2016:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	24,718,303
Futures contracts — Short	42,769,926
Credit default swap contracts — buy protection	36,250,000
Credit default swap contracts — sell protection	12,000,000

Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	63,366	(162,386)
Interest rate swap contracts	70,474	(1,069,113)

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions

34	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2016:

	Barclays ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)	Standard Chartered ($)	State Street ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	23,604	—	29	—	—	—	8,458	—	32,091
OTC interest rate swap contracts(b)	—	—	—	—	30,087	16,025	—	—	—	46,112
Total Assets	—	23,604	—	29	30,087	16,025	—	8,458	—	78,203
Liabilities
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	68,153	—	—	68,153
Forward foreign currency exchange contracts	8,958	—	103,472	47,282	—	—	—	—	218,678	378,390
OTC interest rate swap contracts(b)	351,767	—	—	—	240,615	512,153	—	—	—	1,104,535
Total Liabilities	360,725	—	103,472	47,282	240,615	512,153	68,153	—	218,678	1,551,078
Total Financial and Derivative Net Assets	(360,725)	23,604	(103,472)	(47,253)	(210,528)	(496,128)	(68,153)	8,458	(218,678)	(1,472,875)
Total collateral received (pledged)(c)	(329,567)	—	—	—	(210,528)	(496,128)	(68,153)	—	—	(1,104,376)
Net Amount(d)	(31,158)	23,604	(103,472)	(47,253)	—	—	—	8,458	(218,678)	(368,499)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d)	Represents the net amount due from/(to) counterparties in the event of default.

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COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.51% to 0.29% as the Fund’s net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.51% of the Fund’s average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services

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COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

fee paid to the Investment Manager was $260,455, and the administrative services fee paid to the Investment Manager was $41,436.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2016, other expenses paid by the Fund to this company were $953.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The

Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agency fees.

For the year ended July 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15
Class C	0.15
Class K	0.05
Class R	0.15
Class R5	0.05
Class W	0.15
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets

Annual Report 2016	37

COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $507,000 and $156,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $16,363 for Class A, $183 for Class B and $226 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2015 Through November 30, 2016	Prior to December 1, 2015
Class A	0.80%	0.85%
Class B	1.55	1.60
Class C	1.55	1.60
Class I	0.43	0.40
Class K	0.73	0.70
Class R	1.05	1.10
Class R5	0.48	0.45
Class W	0.80	0.85
Class Z	0.55	0.60

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund.

Prior to December 1, 2015, the Fund’s expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the annual rates of 0.81% for Class A, 1.56% for Class B, 1.56% for Class C, 0.36% for Class I, 0.66% for Class K, 1.06% for Class R, 0.41% for Class R5, 0.81% for Class W and 0.56% for Class Z.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, late-year ordinary losses, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of

38	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(4,412,046)
Accumulated net realized loss	4,412,046

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$—	$1,272,546
Total	$—	$1,272,546

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(9,463,636)
Net unrealized appreciation	3,684,109

At July 31, 2016, the cost of investments for federal income tax purposes was $163,110,242 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$7,018,403
Unrealized depreciation	(3,334,294)
Net unrealized appreciation	$3,684,109

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	1,916,481
No expiration — long-term	7,547,155
Total	9,463,636

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2016, the Fund will elect to treat late-year ordinary losses of $642,517 as arising on August 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $100,449,557 and $128,736,194, respectively, for the year ended July 31, 2016, of which $90,788,719 and $108,539,375, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the

Annual Report 2016	39

COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 83.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Inflation-Protected Securities Risk

Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

40	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	41

COLUMBIA INFLATION PROTECTED SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Inflation Protected Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Inflation Protected Securities Fund (the “Fund”, a series of Columbia Funds Series Trust II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on July 31, 2012 were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

September 21, 2016

42	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016	43

COLUMBIA INFLATION PROTECTED SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Former Director, CNO Financial Group, Inc. (insurance), 2003-2011; former Trustee and Chairman, BofA Funds Series Trust (11 funds), 2005-2016

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COLUMBIA INFLATION PROTECTED SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119	Director, Abt Associates (government contractor) since 2001; Director, ICI Mutual Insurance Company, since 2011; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well- being solutions), 2005-2015

Annual Report 2016	45

COLUMBIA INFLATION PROTECTED SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	175	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA INFLATION PROTECTED SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	47

COLUMBIA INFLATION PROTECTED SECURITIES FUND

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Inflation Protected Securities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts’ model portfolios to highlight best ideas and improve implementation. The Independent Trustees further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

48	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to management teams) had been taken or are contemplated to help improve the Fund’s performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2016	49

COLUMBIA INFLATION PROTECTED SECURITIES FUND

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

50	Annual Report 2016

COLUMBIA INFLATION PROTECTED SECURITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	51

Columbia Inflation Protected Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN165_07_F01_(09/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$295,800	$292,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$4,800	$4,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended July 31, 2016 and July 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$50,300	$52,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2016 and 2015 also include Tax Fees for foreign tax filings.

During the fiscal years ended July 31, 2016 and July 31, 2015, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$225,000	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$280,100	$282,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 21, 2016